UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2018

Date of reporting period: April 30, 2018

Item 1.	Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

APRIL 30, 2018

2018 ANNUAL REPORT

iShares Trust

➢	iShares Dow Jones U.S. ETF | IYY | NYSE Arca
➢	iShares Transportation Average ETF | IYT | Cboe BZX
➢	iShares U.S. Energy ETF | IYE | NYSE Arca
➢	iShares U.S. Healthcare ETF | IYH | NYSE Arca
➢	iShares U.S. Technology ETF | IYW | NYSE Arca
➢	iShares U.S. Utilities ETF | IDU | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. EQUITY MARKET OVERVIEW

U.S. stocks advanced for the 12 months ended April 30, 2018 (“reporting period”). The Russell 3000® Index, a broad measure of U.S. equity market performance, returned 13.05% for the reporting period.

An improving U.S. economy was one contributing factor to the positive performance of U.S. stocks during the reporting period. The final nine months of 2017 featured the strongest three consecutive quarters of U.S. economic growth in more than 12 years. Key economic drivers included a meaningful increase in manufacturing activity and the lowest unemployment rate since December 2000. The healthy job market contributed to a recovery in wages.

Another beneficial factor for the U.S. equity market during the reporting period was U.S. income tax reform legislation. Passed in December 2017, the tax reform legislation included a steep reduction in corporate tax rates, which translated directly into higher corporate profits, and a modest decrease in individual tax rates. In addition, tax reform incentivized companies to repatriate cash held outside of the U.S., raising expectations for capital spending, acquisitions, dividends, and stock repurchases by U.S. companies. However, the tax changes also led to concerns about reduced government tax revenues and higher federal budget deficits.

The stronger economy and tax code changes contributed to record corporate profit growth across virtually all sectors of the U.S. stock market. Deregulation in selected segments of the economy and a recovery in commodities prices also benefited corporate earnings. In addition, there was a significant international element to increases in corporate profits, as the sectors that posted the largest gains in profitability (energy, materials, and information technology) were also those with the largest exposure to improving global economic activity.

After rising steadily for much of the reporting period, reaching record highs in January 2018, stocks declined during the last three months as market volatility increased markedly, largely related to expectations of higher interest rates and inflation. Increases in interest rates lead to higher borrowing costs for companies, consumers, and the U.S. government, which can have a negative impact on economic growth, corporate profits, and stock prices. Higher inflation prompted the U.S. Federal Reserve Bank (“Fed”) to increase the short-term interest rate target to its highest level in a decade, leading to a four-year high for U.S. Treasury bond yields. The Fed also began to reduce its balance sheet in October 2017. The interest rate increases and balance sheet reduction were part of the Fed’s plan to gradually reverse the unprecedented economic stimulus measures, implemented in response to the 2008 credit crisis, and re-establish more normal monetary policy conditions.

Geopolitical issues also weighed on the U.S. equity market late in the reporting period. In addition to ongoing geopolitical turmoil in North Korea and the Middle East, the U.S. government announced plans to implement tariffs on steel, aluminum, and some Chinese products, leading to fears of a broader trade war and corresponding economic disruption.

For the reporting period, large-capitalization stocks outperformed mid- and small-capitalization equities, while growth-oriented stocks outperformed value-oriented equities across all market capitalizations. Consequently, large-capitalization growth stocks were the best-performing segment of the market, largely due to the significant outperformance of information technology companies, which benefited from strengthening international demand and an ongoing shift toward e-commerce, digital advertising, cloud computing, mobile devices, and streaming services. In contrast, the underperforming value-oriented stocks tended to be those with less international business and little or no exposure to these technological trends.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.81%	12.79%	13.06%	12.81%	12.79%	13.06%
5 Years	12.49%	12.50%	12.71%	80.15%	80.20%	81.86%
10 Years	8.97%	8.97%	9.16%	136.04%	136.15%	140.28%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,036.90	$1.01	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

6	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. ETF

The iShares Dow Jones U.S. ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of U.S. equities, as represented by the Dow Jones U.S. IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 12.81%, net of fees, while the total return for the Index was 13.06%.

Bolstered by strong revenue and earnings growth, the information technology sector was the largest contributor to the Index’s return for the reporting period. The continued movement of businesses and consumers toward internet and cloud-based services underpinned earnings growth in the sector. However, the advance in information technology stocks slowed in the spring of 2018 as concerns about potential privacy regulation arose after a high-profile data-sharing scandal. Within the sector, the software and services industry contributed the most to performance, driven by growth in cloud computing revenues.

The financials sector also contributed significantly to the Index’s return, driven by strong economic growth and anticipated benefits from the federal government’s corporate tax cut. Movement toward deregulation boosted the sector, as a bill that could potentially ease certain financial regulations enacted after the financial crisis worked its way through Congress. Banks were a key source of strength despite tepid demand for new loans. Banks benefited from the broader sector developments, as well as rising interest rates and relatively low deposit rates, which created a more profitable lending environment.

The consumer discretionary sector was a notable contributor to the Index’s return, largely due to internet and direct marketing retailers. Online retail sales maintained their rapid growth rates, which helped raise internet retailers’ stocks.

The healthcare sector also contributed to the Index’s return. Demand for and spending on healthcare continued to rise, driven by economic strength, increased Medicare enrollments, and rising incomes. On the downside, the consumer staples sector detracted marginally from the Index’s return. Rising inflation expectations raised concerns that consumer staples companies’ costs could increase faster than their prices.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*

Information Technology	24.28%
Financials	14.83
Health Care	13.39
Consumer Discretionary	13.14
Industrials	10.26
Consumer Staples	6.44
Energy	6.04
Real Estate	3.60
Materials	3.27
Utilities	3.00
Telecommunication Services	1.75

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/18

Security	Percentage of Total Investments*

Apple Inc.	3.24%
Microsoft Corp.	2.78
Amazon.com Inc.	2.43
Facebook Inc. Class A	1.59
JPMorgan Chase & Co.	1.44
Berkshire Hathaway Inc. Class B	1.44
Johnson & Johnson	1.31
Exxon Mobil Corp.	1.27
Alphabet Inc. Class C NVS	1.20
Alphabet Inc. Class A	1.18

TOTAL	17.88%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® TRANSPORTATION AVERAGE ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.88%	15.86%	16.23%	15.88%	15.86%	16.23%
5 Years	12.42%	12.43%	12.58%	79.59%	79.62%	80.83%
10 Years	8.67%	8.67%	8.98%	129.67%	129.61%	136.40%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,074.80	$2.16	$1,000.00	$1,022.70	$2.11	0.42%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

8	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TRANSPORTATION AVERAGE ETF

The iShares Transportation Average ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the transportation sector, as represented by the Dow Jones Transportation Average IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 15.88%, net of fees, while the total return for the Index was 16.23%.

The road and rail industry was the largest contributor to the Index’s return, bolstered in part by anticipated benefits from U.S. tax reform. In particular, the new tax laws allow for higher deductions on capital expenditures, potentially lowering tax bills significantly, especially for railroads. Within the industry, both railroad and trucking companies were meaningful contributors. Demand for truck transportation surged in 2017 and remained high through the first quarter of 2018, tightening capacity and allowing for price increases from trucking companies. The trucking industry also benefited from increased merger and acquisition activity. For rail companies, a key revenue driver was intermodal operations, which combine more than one form of carrier (for example, truck, ship, and rail) and are generally slower but cheaper than trucking. Growth in those operations benefited rail stocks, along with broad improvement in operational efficiency and cost-cutting measures.

The air freight and logistics industry was another notable contributor to the Index’s return. The industry benefited from ongoing rapid growth in e-commerce shipments, although earnings for some key players were affected by the challenge of matching capacity to demand, particularly during the busy holiday season. The marine transportation industry also modestly contributed as some investors anticipated an increase in demand that could help the industry recover from a long-term oversupply of shipping vessels.

On the downside, airlines detracted from the Index’s performance. Concerns about potential excess capacity, geopolitical developments, and rising fuel costs adversely affected investor sentiment. Nonetheless, demand for both passenger and freight segments continued to grow, and load factors (the percentage of seats filled by passengers) reached record highs in early 2018.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*

Road & Rail	44.53%
Air Freight & Logistics	30.39
Airlines	18.54
Marine	6.54

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/18

Security	Percentage of Total Investments*

FedEx Corp.	14.82%
Norfolk Southern Corp.	8.76
Union Pacific Corp.	8.15
JB Hunt Transport Services Inc.	7.24
United Parcel Service Inc. Class B	7.01
CH Robinson Worldwide Inc.	4.78
Landstar System Inc.	4.78
Kirby Corp.	4.69
Kansas City Southern	4.66
United Continental Holdings Inc.	3.95

TOTAL	68.84%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® U.S. ENERGY ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.92%	11.95%	12.42%	11.92%	11.95%	12.42%
5 Years	0.39%	0.42%	0.80%	1.98%	2.12%	4.08%
10 Years	0.33%	0.34%	0.78%	3.36%	3.47%	8.11%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,104.30	$2.19	$1,000.00	$1,022.70	$2.11	0.42%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

10	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. ENERGY ETF

The iShares U.S. Energy ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the energy sector, as represented by the Dow Jones U.S. Oil & Gas IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 11.92%, net of fees, while the total return for the Index was 12.42%.

Prices for oil and related energy products generally rose, with crude oil, gasoline, and heating oil all ending the reporting period significantly higher. Natural gas prices were volatile before ultimately declining for the reporting period.

Crude oil prices benefited from positive supply-and-demand conditions, with prices reaching a three-year high above $70 per barrel in early 2018 as OPEC reiterated its intention to limit supply. Output was further limited by economic and political crises in Libya and Venezuela, where production hit a 28-year low in 2017. U.S. oil production and inventories declined in early 2018; at the same time global oil demand reached a record high. Solid global economic growth and a weaker U.S. dollar contributed to strong foreign demand for U.S. oil. Crude oil is priced in U.S. dollars, so a lower U.S. dollar means cheaper U.S. oil for foreign buyers. In this environment, both realized earnings and analysts’ estimates of future earnings growth improved significantly for U.S. energy stocks into the first quarter of 2018. Oil and gas refining and marketing and transportation stocks were the leading contributors to the Index’s performance, with refiners benefiting from the wide spread between the cost of crude oil and the price at which companies sell the refined output. The Index’s performance was further supported by oil and gas exploration and production stocks, which are closely tied to oil price fluctuations.

Integrated oil and gas companies also contributed meaningfully to the Index’s performance. Their refining businesses benefited from rising oil prices, while higher production volumes led to stronger overall earnings.

Oil and gas storage and transportation stocks detracted fractionally from the Index’s return.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*

Oil, Gas & Consumable Fuels	84.85%
Energy Equipment & Services	14.36
Other**	0.79

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/18

Security	Percentage of Total Investments*

Exxon Mobil Corp.	20.95%
Chevron Corp.	15.20
Schlumberger Ltd.	6.03
ConocoPhillips	4.89
EOG Resources Inc.	4.35
Occidental Petroleum Corp.	3.76
Valero Energy Corp.	3.06
Phillips 66	2.97
Halliburton Co.	2.94
Marathon Petroleum Corp.	2.26

TOTAL	66.41%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® U.S. HEALTHCARE ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.93%	10.98%	11.40%	10.93%	10.98%	11.40%
5 Years	13.32%	13.33%	13.80%	86.86%	86.92%	90.90%
10 Years	12.26%	12.28%	12.73%	217.97%	218.42%	231.43%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,024.90	$2.11	$1,000.00	$1,022.70	$2.11	0.42%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

12	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. HEALTHCARE ETF

The iShares U.S. Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the healthcare sector, as represented by the Dow Jones U.S. Health Care IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 10.93%, net of fees, while the total return for the Index was 11.40%.

The U.S. healthcare sector benefited from corporate tax reform during the reporting period. By lowering the corporate tax rate and encouraging corporations to repatriate capital held overseas, the new tax laws created opportunity for increased cash flow and acquisition activity in the sector.

Healthcare providers and services companies contributed the most to the Index’s return. Managed care companies benefited from slower growth in medical services costs, as well as increased demand from an aging population. With more than 10,000 Americans per day aging into Medicare, the Medicare Advantage program offered by private companies represented a growth opportunity for managed care companies.

The healthcare equipment and supplies industry benefited from the unexpected two-year suspension of an excise tax on medical devices. Originally enacted as a funding measure for the Affordable Care Act and scheduled to take effect late during the reporting period, the tax had been expected to significantly impede the industry; the suspension created opportunity for more research and development, as well as capital investment.

The biotechnology industry contributed meaningfully to the Index’s performance amid a rapid pace of innovation. Large pharmaceutical companies confronting patent expirations and rising competition looked to smaller biotechnology companies for innovative therapies and experimental drugs. U.S. Food and Drug Administration (“FDA”) approvals reached their highest level in 21 years, reflecting 46 new medicines, including a breakthrough approval of the first gene therapy.

Life sciences tools and services companies contributed to the Index’s return amid strategic acquisitions, product launches, and an expanding international presence. The pharmaceuticals industry benefited from corporate tax reform and an increase in FDA approvals. However, a government investigation and consumer backlash regarding drug prices led to weaker drug price increases.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*
Pharmaceuticals	30.74%
Health Care Providers & Services	21.52
Health Care Equipment & Supplies	21.33
Biotechnology	20.23
Life Sciences Tools & Services	6.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/18

Security	Percentage of Total Investments*
Johnson & Johnson	10.02%
UnitedHealth Group Inc.	6.75
Pfizer Inc.	6.44
Merck & Co. Inc.	4.69
AbbVie Inc.	4.54
Amgen Inc.	3.44
Medtronic PLC	3.21
Abbott Laboratories	2.99
Gilead Sciences Inc.	2.79
Bristol-Myers Squibb Co.	2.51

TOTAL	47.38%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® U.S. TECHNOLOGY ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.62%	22.62%	23.25%	22.62%	22.62%	23.25%
5 Years	19.26%	19.27%	19.81%	141.26%	141.34%	146.85%
10 Years	12.53%	12.53%	12.97%	225.47%	225.58%	238.61%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,044.00	$2.13	$1,000.00	$1,022.70	$2.11	0.42%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

14	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. TECHNOLOGY ETF

The iShares U.S. Technology ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the technology sector, as represented by the Dow Jones U.S. Technology IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 22.62%, net of fees, while the total return for the Index was 23.25%.

Robust profits from several large U.S. technology companies significantly bolstered the Index’s return for the reporting period. An increase in technology initial public offerings (“IPOs”) was also supportive of U.S. technology stocks. While 2017 was a comparatively disappointing year for IPOs, activity picked up in the first quarter of 2018, more than doubling the number of technology companies that went public in the first quarter of 2017. Additionally, investors’ expectations for growth in innovative areas like artificial intelligence, blockchain, and connected devices also boosted the returns of U.S. technology stocks.

From an industry perspective, software companies contributed the most to the Index’s return, driven by rapid growth in cloud computing. In particular, the widespread adoption of software-as-a-service greatly benefited the software industry as businesses continued to shift management of technology to off-site cloud service providers. Growth in platform-as-a-service, which provides a cloud-based platform to run and manage applications, also strongly benefited the Index’s performance as it led to increased demand for data management software. Internet software and services companies were additional sources of strength, helped by growth in social media, mobile and digital advertising, and video streaming. Continued demand for application software to streamline business systems and improve customer service also bolstered the performance of internet software and services stocks.

Semiconductor manufacturers and technology hardware and equipment companies also meaningfully contributed to the Index’s return. Increased demand in the memory market benefited the semiconductors and semiconductor equipment industry as data center operators increased usage of flash storage to streamline access to very large data sets. Technology hardware, storage, and peripherals stocks advanced as new, highly profitable smartphone models allayed investors’ near-term concerns about a broader slowdown in smartphone sales.

ALLOCATION BY SECTOR As of 4/30/18

Sector	Percentage of Total Investments*
Software	27.42%
Internet Software & Services	22.02
Semiconductors & Semiconductor Equipment	19.19
Technology Hardware, Storage & Peripherals	18.70
Communications Equipment	6.07
IT Services	4.91
Other**	1.69

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/18

Security	Percentage of Total Investments*
Apple Inc.	16.13%
Microsoft Corp.	13.85
Facebook Inc.	7.93
Alphabet Inc. Class C NVS	5.95
Alphabet Inc. Class A	5.85
Intel Corp.	4.65
Cisco Systems Inc.	4.10
Oracle Corp.	2.65
NVIDIA Corp.	2.62
International Business Machines Corp.	2.39

TOTAL	66.12%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® U.S. UTILITIES ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.59%	3.59%	4.04%	3.59%	3.59%	4.04%
5 Years	8.43%	8.42%	8.90%	49.87%	49.84%	53.15%
10 Years	6.57%	6.58%	7.02%	89.02%	89.12%	97.00%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$955.90	$2.04	$1,000.00	$1,022.70	$2.11	0.42%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

16	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. UTILITIES ETF

The iShares U.S. Utilities ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the utilities sector, as represented by the Dow Jones U.S. Utilities IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 3.59%, net of fees, while the total return for the Index was 4.04%.

Customer growth and cost-cutting measures contributed to the Index’s positive return for the reporting period, even as demand for electricity softened. U.S. utilities stocks benefited from increased demand for new technologies, such as smart metering products that consumers can monitor with mobile devices. The declining cost of power storage was another positive factor for utilities as the sector shifts toward batteries for storage during times of low demand. Increased adoption of electric vehicles also benefited utilities as these vehicles get energy from the power grid rather than from gasoline. Some utilities began partnering with electric car manufacturers to incentivize drivers to switch to electric vehicles.

Despite their positive overall performance, utilities stocks had several challenges that limited their advance. Rising interest rates weighed on the sector by increasing the cost of capital needed for infrastructure investments while making utilities’ relatively high dividend yields less attractive compared with bond yields. In addition, utilities were not expected to benefit from federal tax reform because regulations stipulate that any savings from the tax bill must be passed on to consumers in the form of lower rates.

From an industry perspective, the largest contributor to the sector’s gains were electric utilities as they continued to benefit from a shift from coal to lower-cost natural gas as a source of power. Although capital expenditures have increased in recent years, these costs have been offset by reductions in the wholesale cost of power, enabling electric utilities to keep rates steady.

Independent power and renewable electricity producers, which produce power but don’t typically sell directly to consumers, also performed well. Multi-utilities, which provide a variety of services to their customers, and water utilities also contributed modestly to the Index’s return.

ALLOCATION BY SECTOR As of 4/30/18

Sector	Percentage of Total Investments*
Electric Utilities	57.76%
Multi-Utilities	30.41
Gas Utilities	5.66
Independent Power and Renewable Electricity Producers	3.36
Water Utilities	2.81

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/18

Security	Percentage of Total Investments*
NextEra Energy Inc.	9.99%
Duke Energy Corp.	7.27
Southern Co. (The)	6.03
Dominion Energy Inc.	5.62
Exelon Corp.	4.96
American Electric Power Co. Inc.	4.46
Sempra Energy	3.70
Public Service Enterprise Group Inc.	3.41
Consolidated Edison Inc.	3.22
Xcel Energy Inc.	3.08

TOTAL	51.74%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2017 and held through April 30, 2018, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.87%

AEROSPACE & DEFENSE — 2.65%
Arconic Inc.	18,225	$324,587
Boeing Co. (The)	24,031	8,015,780
BWX Technologies Inc.	4,393	297,845
Curtiss-Wright Corp.	1,955	250,318
Esterline Technologies Corp.[a]	1,137	81,693
General Dynamics Corp.	11,979	2,411,493
Harris Corp.	5,176	809,630
HEICO Corp.[b]	1,367	120,091
HEICO Corp. Class A	2,506	180,808
Hexcel Corp.	3,971	263,952
Huntington Ingalls Industries Inc.	1,957	475,962
KLX Inc.[a]	2,256	176,487
L3 Technologies Inc.	3,374	660,899
Lockheed Martin Corp.	10,778	3,458,014
Moog Inc. Class Aa	1,402	114,922
Northrop Grumman Corp.	7,551	2,431,724
Orbital ATK Inc.	2,551	337,701
Raytheon Co.	12,532	2,568,308
Rockwell Collins Inc.	7,161	949,119
Spirit AeroSystems Holdings Inc. Class A	4,959	398,555
Teledyne Technologies Inc.[a]	1,523	284,938
Textron Inc.	11,434	710,509
TransDigm Group Inc.	2,126	681,532
United Technologies Corp.	32,265	3,876,640

		29,881,507
AIR FREIGHT & LOGISTICS — 0.67%
CH Robinson Worldwide Inc.	6,093	560,739
Expeditors International of Washington Inc.	7,640	487,890
FedEx Corp.	10,691	2,642,815
United Parcel Service Inc. Class B	29,855	3,388,543
XPO Logistics Inc.[a,b]	4,369	424,492

		7,504,479
AIRLINES — 0.45%
Alaska Air Group Inc.	5,364	348,284
Allegiant Travel Co.	563	90,221
American Airlines Group Inc.	18,262	783,988
Delta Air Lines Inc.	28,212	1,473,231
JetBlue Airways Corp.[a]	13,907	266,875
Southwest Airlines Co.	23,548	1,244,041
Spirit Airlines Inc.[a,b]	3,013	107,624

Security	Shares	Value
United Continental Holdings Inc.[a]	10,535	$711,534

		5,025,798
AUTO COMPONENTS — 0.34%
Adient PLC	4,004	245,405
Aptiv PLC	11,522	974,531
Autoliv Inc.	3,754	503,224
BorgWarner Inc.	8,562	419,024
Cooper Tire & Rubber Co.	2,348	57,409
Dana Inc.	6,411	152,133
Delphi Technologies PLC	3,840	185,894
Gentex Corp.	11,888	270,333
Goodyear Tire & Rubber Co. (The)	10,400	261,144
Lear Corp.	2,904	542,961
Tenneco Inc.	2,305	103,010
Visteon Corp.[a]	1,388	172,723

		3,887,791
AUTOMOBILES — 0.55%
Ford Motor Co.	169,972	1,910,485
General Motors Co.	54,954	2,019,010
Harley-Davidson Inc.	7,370	303,128
Tesla Inc.[a,b]	5,810	1,707,559
Thor Industries Inc.	2,139	227,034

		6,167,216
BANKS — 6.41%
Associated Banc-Corp.	7,312	193,402
BancorpSouth Bank	3,735	123,442
Bank of America Corp.	415,574	12,433,974
Bank of Hawaii Corp.	1,829	154,020
Bank of the Ozarks Inc.	5,188	242,798
BankUnited Inc.	4,639	183,751
BB&T Corp.	33,855	1,787,544
BOK Financial Corp.	1,074	108,130
Cathay General Bancorp.	3,244	129,792
Chemical Financial Corp.	3,073	168,677
CIT Group Inc.	5,623	297,738
Citigroup Inc.	111,651	7,622,414
Citizens Financial Group Inc.	21,081	874,651
Comerica Inc.	7,448	704,432
Commerce Bancshares Inc./MO	4,045	256,938
Cullen/Frost Bankers Inc.	2,540	290,703
East West Bancorp. Inc.	6,234	415,309
Fifth Third Bancorp.	30,204	1,001,867
First Citizens BancShares Inc./NC Class A	377	162,973

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2018

Security	Shares	Value
First Financial Bankshares Inc.	2,999	$148,600
First Horizon National Corp.	14,025	256,657
First Republic Bank/CA	6,842	635,417
FNB Corp./PA	13,731	178,503
Fulton Financial Corp.	7,565	127,848
Glacier Bancorp. Inc.	3,494	129,383
Hancock Holding Co.	3,766	183,969
Home BancShares Inc./AR	6,807	158,195
Huntington Bancshares Inc./OH	47,990	715,531
IBERIABANK Corp.	2,321	173,959
International Bancshares Corp.	2,256	89,789
Investors Bancorp. Inc.	11,054	147,792
JPMorgan Chase & Co.	149,075	16,216,378
KeyCorp	46,177	919,846
M&T Bank Corp.	6,555	1,194,780
MB Financial Inc.	3,623	154,412
PacWest Bancorp.	5,364	274,851
People’s United Financial Inc.	15,330	280,386
Pinnacle Financial Partners Inc.	3,184	203,935
PNC Financial Services Group Inc. (The)[c]	20,458	2,978,889
Popular Inc.	4,345	201,130
Prosperity Bancshares Inc.	2,975	213,516
Regions Financial Corp.	48,871	913,888
Signature Bank/New York NYa	2,298	292,191
Sterling Bancorp./DE	9,673	229,734
SunTrust Banks Inc.	20,387	1,361,852
SVB Financial Group[a]	2,303	690,002
Synovus Financial Corp.	5,253	274,574
TCF Financial Corp.	7,245	179,893
Texas Capital Bancshares Inc.[a]	2,214	218,411
Trustmark Corp.	3,065	95,965
U.S. Bancorp.	68,075	3,434,384
UMB Financial Corp.	1,895	145,119
Umpqua Holdings Corp.	9,757	229,875
United Bankshares Inc./WV	4,500	152,775
Valley National Bancorp.	11,572	145,229
Webster Financial Corp.	4,067	244,793
Wells Fargo & Co.	190,689	9,908,200
Western Alliance Bancorp.[a]	4,267	251,668
Wintrust Financial Corp.	2,397	214,412
Zions BanCorp.	8,525	466,744

		72,186,030
BEVERAGES — 1.64%
Brown-Forman Corp. Class A	2,719	145,113

Security	Shares	Value
Brown-Forman Corp. Class B NVS	11,461	$642,275
Coca-Cola Co. (The)	166,801	7,207,471
Constellation Brands Inc. Class A	7,431	1,732,389
Dr Pepper Snapple Group Inc.	7,849	941,566
Molson Coors Brewing Co. Class B	8,100	577,044
Monster Beverage Corp.[a]	17,947	987,085
PepsiCo Inc.	61,796	6,237,688

		18,470,631
BIOTECHNOLOGY — 2.64%
AbbVie Inc.	69,272	6,688,212
ACADIA Pharmaceuticals Inc.[a]	4,165	65,849
Agios Pharmaceuticals Inc.[a,b]	2,059	172,771
Alexion Pharmaceuticals Inc.[a]	9,642	1,134,189
Alkermes PLC[a]	6,756	299,088
Alnylam Pharmaceuticals Inc.[a]	3,526	333,313
Amgen Inc.	29,063	5,070,912
Biogen Inc.[a]	9,169	2,508,638
BioMarin Pharmaceutical Inc.[a]	7,692	642,359
Bluebird Bio Inc.[a]	2,176	370,246
Celgene Corp.[a]	32,615	2,840,767
Clovis Oncology Inc.[a]	2,106	91,358
Dyax Corp.[a,d]	7,366	16,868
Exact Sciences Corp.[a,b]	5,145	257,301
Exelixis Inc.[a]	12,057	251,027
Gilead Sciences Inc.	56,825	4,104,470
Incyte Corp.[a]	7,597	470,558
Intercept Pharmaceuticals Inc.[a,b]	809	55,020
Intrexon Corp.[a,b]	2,635	47,904
Ionis Pharmaceuticals Inc.[a,b]	5,530	237,956
Ligand Pharmaceuticals Inc.[a,b]	951	147,262
Myriad Genetics Inc.[a]	3,038	85,945
Neurocrine Biosciences Inc.[a,b]	3,839	311,266
OPKO Health Inc.[a,b]	15,792	48,008
Portola Pharmaceuticals Inc.[a]	2,729	98,599
Radius Health Inc.[a]	1,630	49,226
Regeneron Pharmaceuticals Inc.[a]	3,368	1,022,794
Seattle Genetics Inc.[a,b]	4,509	230,816
TESARO Inc.[a]	1,635	83,238
Ultragenyx Pharmaceutical Inc.[a]	2,104	106,967
United Therapeutics Corp.[a]	1,835	202,052
Vertex Pharmaceuticals Inc.[a]	11,000	1,684,760

		29,729,739
BUILDING PRODUCTS — 0.34%
Allegion PLC	4,176	322,304
AO Smith Corp.	6,334	388,591

20	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2018

Security	Shares	Value
Armstrong World Industries Inc.[a]	2,371	$132,776
Fortune Brands Home & Security Inc.	6,657	364,071
Johnson Controls International PLC	40,266	1,363,809
Lennox International Inc.	1,631	315,387
Masco Corp.	13,726	519,804
Owens Corning	4,923	322,407
USG Corp.[a]	3,978	160,035

		3,889,184
CAPITAL MARKETS — 3.09%
Affiliated Managers Group Inc.	2,384	393,026
Ameriprise Financial Inc.	6,386	895,381
Bank of New York Mellon Corp. (The)	43,968	2,396,696
BGC Partners Inc. Class A	11,081	148,042
BlackRock Inc.[c]	5,366	2,798,369
Cboe Global Markets Inc.	4,870	520,019
Charles Schwab Corp. (The)	51,963	2,893,300
CME Group Inc.	14,754	2,326,411
E*TRADE Financial Corp.[a]	11,595	703,585
Eaton Vance Corp. NVS	5,150	280,108
Evercore Inc. Class A	1,817	183,971
FactSet Research Systems Inc.	1,671	316,003
Federated Investors Inc. Class B	3,963	104,901
Financial Engines Inc.	2,635	117,653
Franklin Resources Inc.	14,207	477,923
Goldman Sachs Group Inc. (The)	15,326	3,652,646
Intercontinental Exchange Inc.	25,254	1,829,905
Invesco Ltd.	17,847	517,028
Janus Henderson Group PLC	7,760	245,138
Lazard Ltd. Class A	5,596	304,534
Legg Mason Inc.	3,575	141,928
LPL Financial Holdings Inc.	3,885	235,314
MarketAxess Holdings Inc.	1,623	322,376
Moody’s Corp.	7,225	1,171,895
Morgan Stanley	59,850	3,089,457
MSCI Inc.	3,877	580,891
Nasdaq Inc.	5,089	449,460
Northern Trust Corp.	9,229	985,196
Raymond James Financial Inc.	5,652	507,267
S&P Global Inc.	11,010	2,076,486
SEI Investments Co.	5,670	358,514
State Street Corp.	16,006	1,597,079
Stifel Financial Corp.	3,128	182,300
T Rowe Price Group Inc.	10,648	1,211,955
TD Ameritrade Holding Corp.	11,803	685,636

Security	Shares	Value
Waddell & Reed Financial Inc. Class A	3,661	$74,099

		34,774,492
CHEMICALS — 2.22%
Air Products & Chemicals Inc.	9,532	1,546,948
Albemarle Corp.	4,757	461,239
Ashland Global Holdings Inc.	2,702	178,818
Axalta Coating Systems Ltd.[a]	9,432	291,449
Cabot Corp.	2,737	152,889
Celanese Corp. Series A	5,942	645,717
CF Industries Holdings Inc.	10,059	390,289
Chemours Co. (The)	8,110	392,605
DowDuPont Inc.	101,677	6,430,054
Eastman Chemical Co.	6,191	631,977
Ecolab Inc.	11,310	1,637,349
FMC Corp.	5,902	470,567
GCP Applied Technologies Inc.[a]	3,193	91,479
HB Fuller Co.	2,205	109,081
Huntsman Corp.	9,119	271,473
Ingevity Corp.[a]	1,792	137,679
International Flavors & Fragrances Inc.	3,404	480,849
LyondellBasell Industries NV Class A	14,016	1,481,912
Minerals Technologies Inc.	1,555	107,373
Monsanto Co.	19,185	2,405,223
Mosaic Co. (The)	15,088	406,622
NewMarket Corp.	394	149,543
Olin Corp.	7,191	217,096
Platform Specialty Products Corp.[a,b]	9,420	94,859
PolyOne Corp.	3,439	143,922
PPG Industries Inc.	11,068	1,171,880
Praxair Inc.	12,452	1,899,179
RPM International Inc.	5,702	275,407
Scotts Miracle-Gro Co. (The)	1,769	147,853
Sensient Technologies Corp.	1,942	129,434
Sherwin-Williams Co. (The)	3,601	1,323,944
Trinseo SA	1,891	137,948
Valvoline Inc.	8,754	177,531
Westlake Chemical Corp.	1,615	172,757
WR Grace & Co.	2,926	200,255

		24,963,200
COMMERCIAL SERVICES & SUPPLIES — 0.44%
Brink’s Co. (The)	2,179	160,810
Cintas Corp.	3,753	639,136
Clean Harbors Inc.[a]	2,297	105,203
Copart Inc.[a]	8,659	442,302
Covanta Holding Corp.	5,365	79,938

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2018

Security	Shares	Value
Deluxe Corp.	2,062	$141,329
Healthcare Services Group Inc.	3,237	125,045
Herman Miller Inc.	2,471	75,860
HNI Corp.	1,892	63,174
KAR Auction Services Inc.	5,865	304,921
MSA Safety Inc.	1,534	133,213
Pitney Bowes Inc.	8,284	84,662
Republic Services Inc.	9,742	630,113
Rollins Inc.	4,192	203,396
Stericycle Inc.[a]	3,660	214,879
Tetra Tech Inc.	2,410	116,644
Waste Management Inc.	17,388	1,413,470

		4,934,095
COMMUNICATIONS EQUIPMENT — 1.22%
Arista Networks Inc.[a]	2,044	540,740
ARRIS International PLC[a]	7,618	205,686
Ciena Corp.[a]	6,203	159,727
Cisco Systems Inc.	209,261	9,268,170
CommScope Holding Co. Inc.[a]	8,509	325,214
EchoStar Corp. Class Aa	2,034	106,866
F5 Networks Inc.[a]	2,687	438,223
Finisar Corp.[a,b]	4,845	75,485
InterDigital Inc./PA	1,517	112,941
Juniper Networks Inc.	14,965	367,989
Lumentum Holdings Inc.[a]	2,652	133,793
Motorola Solutions Inc.	7,055	774,851
NetScout Systems Inc.[a]	3,640	98,826
Palo Alto Networks Inc.[a]	4,005	771,003
Plantronics Inc.	1,503	97,921
ViaSat Inc.[a,b]	2,340	149,713
Viavi Solutions Inc.[a]	9,696	91,627

		13,718,775
CONSTRUCTION & ENGINEERING — 0.17%
AECOM[a,b]	6,907	237,877
Chicago Bridge & Iron Co. NV	4,374	66,047
Dycom Industries Inc.[a]	1,404	145,819
EMCOR Group Inc.	2,565	188,758
Fluor Corp.	6,010	354,290
Jacobs Engineering Group Inc.	5,255	305,263
KBR Inc.	6,065	101,225
MasTec Inc.[a]	2,895	127,380
Quanta Services Inc.[a]	6,824	221,780
Valmont Industries Inc.	1,006	142,953

		1,891,392

Security	Shares	Value
CONSTRUCTION MATERIALS — 0.13%
Eagle Materials Inc.	2,131	$210,884
Martin Marietta Materials Inc.	2,701	526,074
Summit Materials Inc. Class Aa	4,709	132,511
Vulcan Materials Co.	5,784	646,015

		1,515,484
CONSUMER FINANCE — 0.74%
Ally Financial Inc.	18,860	492,246
American Express Co.	31,242	3,085,147
Capital One Financial Corp.	21,171	1,918,516
Credit Acceptance Corp.[a,b]	552	182,624
Discover Financial Services	15,444	1,100,385
LendingClub Corp.[a]	16,499	44,382
Navient Corp.	11,541	153,034
PRA Group Inc.[a,b]	2,052	73,051
SLM Corp.[a]	18,655	214,159
Synchrony Financial	31,110	1,031,919

		8,295,463
CONTAINERS & PACKAGING — 0.45%
AptarGroup Inc.	2,743	256,471
Avery Dennison Corp.	3,767	394,819
Ball Corp.	15,190	608,967
Bemis Co. Inc.	3,964	171,522
Berry Global Group Inc.[a]	5,648	310,640
Crown Holdings Inc.[a]	5,786	288,374
Graphic Packaging Holding Co.	13,689	195,753
International Paper Co.	17,943	925,141
Owens-Illinois Inc.[a]	7,207	146,518
Packaging Corp. of America	4,141	479,072
Sealed Air Corp.	7,287	319,535
Silgan Holdings Inc.	3,201	89,852
Sonoco Products Co.	4,317	221,721
WestRock Co.	11,134	658,688

		5,067,073
DISTRIBUTORS — 0.11%
Genuine Parts Co.	6,360	561,715
LKQ Corp.[a]	13,415	416,133
Pool Corp.	1,764	244,861

		1,222,709
DIVERSIFIED CONSUMER SERVICES — 0.14%
Adtalem Global Education Inc.[a]	2,679	127,520
Bright Horizons Family Solutions Inc.[a]	2,491	236,346
Graham Holdings Co. Class B	206	124,228
Grand Canyon Education Inc.[a]	2,049	213,076

22	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2018

Security	Shares	Value
H&R Block Inc.	8,920	$246,638
Service Corp. International/U.S.	8,094	295,512
ServiceMaster Global Holdings Inc.[a]	5,908	298,945
Sotheby’sa	1,613	85,166

		1,627,431
DIVERSIFIED FINANCIAL SERVICES — 1.50%
Berkshire Hathaway Inc. Class Ba	83,600	16,195,828
Leucadia National Corp.	13,484	324,156
Voya Financial Inc.	7,758	406,131

		16,926,115
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.66%
AT&T Inc.	266,706	8,721,286
CenturyLink Inc.	42,561	790,783
Verizon Communications Inc.	179,308	8,848,850
Zayo Group Holdings Inc.[a]	7,958	288,876

		18,649,795
ELECTRIC UTILITIES — 1.74%
ALLETE Inc.	2,152	164,434
Alliant Energy Corp.	10,055	431,862
American Electric Power Co. Inc.	21,310	1,491,274
Duke Energy Corp.	30,369	2,434,379
Edison International	14,181	929,139
El Paso Electric Co.	1,829	93,370
Entergy Corp.	7,905	644,969
Eversource Energy	13,687	824,642
Exelon Corp.	41,777	1,657,711
FirstEnergy Corp.	19,385	666,844
Great Plains Energy Inc.	9,220	301,771
Hawaiian Electric Industries Inc.	4,647	161,204
IDACORP Inc.	2,200	204,600
NextEra Energy Inc.	20,405	3,344,584
OGE Energy Corp.	8,515	279,888
PG&E Corp.	22,373	1,031,395
Pinnacle West Capital Corp.	4,806	386,883
PNM Resources Inc.	3,513	139,291
Portland General Electric Co.	3,889	165,205
PPL Corp.	30,215	879,257
Southern Co. (The)	43,877	2,023,607
Westar Energy Inc.	6,093	330,119
Xcel Energy Inc.	22,167	1,038,302

		19,624,730
ELECTRICAL EQUIPMENT — 0.54%
Acuity Brands Inc.	1,815	217,383
AMETEK Inc.	10,099	704,910

Security	Shares	Value
Eaton Corp. PLC	19,165	$1,437,950
Emerson Electric Co.	27,639	1,835,506
EnerSys	1,812	124,231
Generac Holdings Inc.[a]	2,730	122,877
Hubbell Inc.	2,362	245,317
Regal Beloit Corp.	1,972	140,406
Rockwell Automation Inc.	5,519	908,041
Sensata Technologies Holding PLC[a]	7,416	376,140

		6,112,761
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.74%
Amphenol Corp. Class A	13,298	1,113,176
Anixter International Inc.[a]	1,252	73,743
Arrow Electronics Inc.[a]	3,855	288,123
Avnet Inc.	5,208	204,310
Belden Inc.	1,827	112,543
CDW Corp./DE	6,691	477,001
Cognex Corp.	7,437	343,961
Coherent Inc.[a]	1,066	179,323
Corning Inc.	37,692	1,018,438
Dolby Laboratories Inc. Class A	2,649	158,463
FLIR Systems Inc.	6,046	323,763
IPG Photonics Corp.[a]	1,622	345,535
Itron Inc.[a]	1,416	92,606
Jabil Inc.	7,793	207,294
Keysight Technologies Inc.[a]	8,320	429,978
Littelfuse Inc.	1,074	200,752
National Instruments Corp.	4,660	190,547
SYNNEX Corp.	1,284	128,618
TE Connectivity Ltd.	15,260	1,400,105
Tech Data Corp.[a]	1,541	117,501
Trimble Inc.[a]	10,787	373,230
VeriFone Systems Inc.[a]	4,757	109,459
Vishay Intertechnology Inc.	5,445	96,104
Zebra Technologies Corp. Class Aa	2,320	312,806

		8,297,379
ENERGY EQUIPMENT & SERVICES — 0.87%
Baker Hughes a GE Co.	18,372	663,413
Core Laboratories NV	1,958	239,757
Dril-Quip Inc.[a,b]	1,680	69,636
Ensco PLC Class A	18,637	105,299
Halliburton Co.	37,814	2,003,764
Helmerich & Payne Inc.	4,799	333,770
Nabors Industries Ltd.	14,263	108,541
National Oilwell Varco Inc.[b]	16,612	642,386

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2018

Security	Shares	Value
Oceaneering International Inc.	4,191	$89,017
Patterson-UTI Energy Inc.	9,747	208,781
Rowan Companies PLC[a]	4,639	66,987
Schlumberger Ltd.	60,033	4,115,863
Superior Energy Services Inc.[a]	6,675	71,623
TechnipFMC PLC	18,963	625,020
Transocean Ltd.[a,b]	18,567	229,674
U.S. Silica Holdings Inc.	3,504	105,505
Weatherford International PLC[a]	41,782	123,257

		9,802,293
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.48%
Acadia Realty Trust	3,503	82,671
Alexander & Baldwin Inc.	2,726	62,425
Alexandria Real Estate Equities Inc.	4,381	545,741
American Campus Communities Inc.	5,866	229,419
American Homes 4 Rent Class A	10,879	219,756
American Tower Corp.	19,113	2,606,249
Apartment Investment & Management Co. Class A	6,897	280,018
Apple Hospitality REIT Inc.	9,057	162,935
AvalonBay Communities Inc.	5,984	975,392
Boston Properties Inc.	6,725	816,482
Brandywine Realty Trust	7,323	117,974
Brixmor Property Group Inc.	13,171	196,116
Camden Property Trust	3,981	339,977
CBL & Associates Properties Inc.[b]	7,656	32,002
Colony NorthStar Inc. Class A	23,881	145,913
Columbia Property Trust Inc.	5,087	108,658
CoreCivic Inc.	5,167	104,167
CoreSite Realty Corp.	1,507	156,879
Corporate Office Properties Trust[b]	4,309	118,541
Cousins Properties Inc.	17,933	159,424
Crown Castle International Corp.	18,055	1,821,208
CubeSmart	7,993	235,314
CyrusOne Inc.	4,184	224,221
DCT Industrial Trust Inc.	4,046	265,296
DDR Corp.	13,363	96,882
DiamondRock Hospitality Co.	8,563	94,621
Digital Realty Trust Inc.	8,911	941,804
Douglas Emmett Inc.	6,994	260,666
Duke Realty Corp.	15,701	425,497
EastGroup Properties Inc.	1,521	136,555
Education Realty Trust Inc.	3,349	110,216
EPR Properties	2,765	152,130

Security	Shares	Value
Equinix Inc.	3,449	$1,451,305
Equity Commonwealth[a]	5,484	169,949
Equity LifeStyle Properties Inc.	3,896	347,367
Equity Residential	16,018	988,471
Essex Property Trust Inc.	2,847	682,397
Extra Space Storage Inc.	5,515	494,089
Federal Realty Investment Trust	3,157	365,738
First Industrial Realty Trust Inc.	5,208	162,021
Forest City Realty Trust Inc. Class A	11,518	231,051
Four Corners Property Trust Inc.	2,606	59,052
Gaming and Leisure Properties Inc.	8,715	298,663
GEO Group Inc. (The)	5,276	118,710
GGP Inc.	27,594	551,604
Gramercy Property Trust	6,931	162,878
HCP Inc.	20,312	474,488
Healthcare Realty Trust Inc.	5,416	150,727
Healthcare Trust of America Inc. Class A	9,028	225,610
Highwoods Properties Inc.	4,505	198,310
Hospitality Properties Trust	6,965	173,289
Host Hotels & Resorts Inc.	31,794	621,891
Hudson Pacific Properties Inc.	6,634	218,060
Iron Mountain Inc.	12,169	413,016
JBG SMITH Properties	4,030	148,586
Kilroy Realty Corp.	4,307	308,683
Kimco Realty Corp.	18,373	266,592
Kite Realty Group Trust	3,826	56,319
Lamar Advertising Co. Class A	3,561	226,871
LaSalle Hotel Properties	4,903	144,982
Lexington Realty Trust	9,323	74,957
Liberty Property Trust	6,375	266,602
Life Storage Inc.	2,025	179,091
Macerich Co. (The)	4,700	270,814
Mack-Cali Realty Corp.	3,968	68,131
Medical Properties Trust Inc.	16,292	208,212
Mid-America Apartment Communities Inc.	4,900	448,154
National Health Investors Inc.	1,767	120,633
National Retail Properties Inc.	6,819	259,395
Omega Healthcare Investors Inc.[b]	8,465	219,921
Outfront Media Inc.	6,022	112,913
Paramount Group Inc.[b]	8,772	125,878
Park Hotels & Resorts Inc.	8,737	251,451
Pebblebrook Hotel Trust[b]	3,035	106,195
Physicians Realty Trust	7,684	114,799

24	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2018

Security	Shares	Value
Piedmont Office Realty Trust Inc. Class A	6,178	$110,710
PotlatchDeltic Corp.	2,601	134,862
Prologis Inc.	23,224	1,507,470
Public Storage	6,518	1,315,202
Quality Care Properties Inc.[a]	3,995	87,770
Rayonier Inc.	5,451	202,723
Realty Income Corp.	12,450	628,849
Regency Centers Corp.	6,547	385,291
Retail Properties of America Inc. Class A	9,973	115,088
RLJ Lodging Trust	7,589	157,624
Ryman Hospitality Properties Inc.	2,232	174,944
Sabra Health Care REIT Inc.	7,573	138,662
SBA Communications Corp.[a]	5,029	805,797
Senior Housing Properties Trust	10,573	164,622
Simon Property Group Inc.[b]	13,496	2,109,965
SL Green Realty Corp.	3,933	384,411
Spirit Realty Capital Inc.	19,504	157,007
STORE Capital Corp.	7,302	184,229
Sun Communities Inc.	3,412	320,216
Sunstone Hotel Investors Inc.	9,769	152,396
Tanger Factory Outlet Centers Inc.[b]	4,203	92,256
Taubman Centers Inc.	2,564	143,533
UDR Inc.[b]	11,581	418,653
Uniti Group Inc.[a,b]	7,396	133,276
Urban Edge Properties	4,673	96,124
Ventas Inc.	15,365	790,068
VEREIT Inc.	41,994	285,559
Vornado Realty Trust	7,568	514,851
Washington Prime Group Inc.	7,526	48,693
Washington REIT	3,510	100,807
Weingarten Realty Investors	5,246	144,108
Welltower Inc.	16,017	855,948
Weyerhaeuser Co.	32,861	1,208,628
WP Carey Inc.	4,610	294,348
Xenia Hotels & Resorts Inc.	4,598	94,673

		39,222,377
FOOD & STAPLES RETAILING — 1.31%
Casey’s General Stores Inc.	1,661	160,453
Costco Wholesale Corp.	19,048	3,755,504
Kroger Co. (The)	38,232	963,064
Rite Aid Corp.[a,b]	45,104	75,324
Sprouts Farmers Market Inc.[a]	5,383	134,736
Sysco Corp.	20,794	1,300,457

Security	Shares	Value
U.S. Foods Holding Corp.[a]	6,189	$211,540
United Natural Foods Inc.[a]	2,212	99,584
Walgreens Boots Alliance Inc.	37,091	2,464,697
Walmart Inc.	63,098	5,581,649

		14,747,008
FOOD PRODUCTS — 1.18%
Archer-Daniels-Midland Co.	24,307	1,103,052
B&G Foods Inc.[b]	2,916	66,339
Bunge Ltd.	6,117	441,831
Campbell Soup Co.	8,396	342,389
Conagra Brands Inc.	17,318	641,978
Darling Ingredients Inc.[a]	7,479	128,190
Dean Foods Co.	3,773	32,486
Flowers Foods Inc.	7,840	177,262
General Mills Inc.	24,645	1,077,972
Hain Celestial Group Inc. (The)[a]	4,587	133,619
Hershey Co. (The)	6,133	563,868
Hormel Foods Corp.	11,888	430,940
Ingredion Inc.	3,098	375,137
JM Smucker Co. (The)	4,904	559,448
Kellogg Co.	10,728	631,879
Kraft Heinz Co. (The)	25,949	1,463,005
Lamb Weston Holdings Inc.	6,361	415,501
Lancaster Colony Corp.	802	100,723
McCormick & Co. Inc./MD NVS	5,243	552,665
Mondelez International Inc. Class A	64,509	2,548,105
Pinnacle Foods Inc.	5,135	310,154
Post Holdings Inc.[a]	2,878	229,002
TreeHouse Foods Inc.[a]	2,413	92,901
Tyson Foods Inc. Class A	12,907	904,781

		13,323,227
GAS UTILITIES — 0.17%
Atmos Energy Corp.	4,807	417,680
National Fuel Gas Co.	3,693	189,636
New Jersey Resources Corp.	3,792	156,799
ONE Gas Inc.	2,309	160,983
South Jersey Industries Inc.	3,485	107,687
Southwest Gas Holdings Inc.	2,087	152,330
Spire Inc.	2,080	150,072
UGI Corp.	7,416	358,860
WGL Holdings Inc.	2,220	188,922

		1,882,969
HEALTH CARE EQUIPMENT & SUPPLIES — 2.79%
Abbott Laboratories	75,698	4,400,325
ABIOMED Inc.[a]	1,842	554,350

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2018

Security	Shares	Value
Align Technology Inc.[a]	3,118	$779,032
Baxter International Inc.	21,655	1,505,023
Becton Dickinson and Co.	11,588	2,686,910
Boston Scientific Corp.[a]	59,701	1,714,613
Cooper Companies Inc. (The)	2,132	487,610
Danaher Corp.	26,609	2,669,415
DENTSPLY SIRONA Inc.	9,915	499,121
DexCom Inc.[a,b]	3,851	281,816
Edwards Lifesciences Corp.[a]	9,110	1,160,250
Haemonetics Corp.[a]	2,310	180,272
Halyard Health Inc.[a]	2,125	100,661
Hill-Rom Holdings Inc.	2,843	244,015
Hologic Inc.[a]	11,902	461,679
IDEXX Laboratories Inc.[a]	3,770	733,227
Integra LifeSciences Holdings Corp.[a]	2,732	168,373
Intuitive Surgical Inc.[a]	4,889	2,154,973
Masimo Corp.[a]	2,065	185,292
Medtronic PLC	58,932	4,722,221
NuVasive Inc.[a]	2,223	118,286
ResMed Inc.	6,189	585,727
STERIS PLC	3,656	345,565
Stryker Corp.	13,965	2,365,950
Teleflex Inc.	1,962	525,581
Varian Medical Systems Inc.[a]	3,995	461,782
West Pharmaceutical Services Inc.	3,157	278,479
Zimmer Biomet Holdings Inc.	8,789	1,012,229

		31,382,777
HEALTH CARE PROVIDERS & SERVICES — 2.95%
Acadia Healthcare Co. Inc.[a,b]	3,615	128,622
Aetna Inc.	14,231	2,548,060
AmerisourceBergen Corp.	7,118	644,748
Anthem Inc.	11,151	2,631,524
Brookdale Senior Living Inc.[a]	8,302	60,106
Cardinal Health Inc.	13,727	880,862
Centene Corp.[a]	7,574	822,385
Chemed Corp.	712	219,453
Cigna Corp.	10,569	1,815,966
CVS Health Corp.	43,983	3,071,333
DaVita Inc.[a]	6,339	398,026
Encompass Health Corp.	4,287	260,735
Envision Healthcare Corp.[a]	5,352	198,934
Express Scripts Holding Co.[a]	24,551	1,858,511
HCA Healthcare Inc.	12,143	1,162,571
Henry Schein Inc.[a]	6,667	506,692
Humana Inc.	5,994	1,763,315

Security	Shares	Value
Laboratory Corp. of America Holdings[a]	4,457	$761,033
LifePoint Health Inc.[a]	1,720	82,388
Magellan Health Inc.[a]	1,108	92,906
McKesson Corp.	8,983	1,403,234
MEDNAX Inc.[a]	4,033	185,155
Molina Healthcare Inc.[a]	1,930	160,672
Owens & Minor Inc.	2,598	42,217
Patterson Companies Inc.	3,438	80,037
Quest Diagnostics Inc.	5,837	590,704
Tenet Healthcare Corp.[a]	3,383	80,989
UnitedHealth Group Inc.	42,033	9,936,601
Universal Health Services Inc. Class B	3,773	430,877
WellCare Health Plans Inc.[a]	1,911	392,061

		33,210,717
HEALTH CARE TECHNOLOGY — 0.15%
Allscripts Healthcare Solutions Inc.[a]	8,183	95,087
athenahealth Inc.[a,b]	1,728	211,628
Cerner Corp.[a]	13,783	802,860
Medidata Solutions Inc.[a]	2,628	187,534
Veeva Systems Inc. Class Aa	5,086	356,681

		1,653,790
HOTELS, RESTAURANTS & LEISURE — 2.04%
Aramark	10,559	394,801
Bloomin’ Brands Inc.	3,907	92,440
Brinker International Inc.	2,124	92,585
Carnival Corp.	17,609	1,110,424
Cheesecake Factory Inc. (The)	1,842	95,692
Chipotle Mexican Grill Inc.[a,b]	1,085	459,313
Choice Hotels International Inc.	1,620	129,681
Cracker Barrel Old Country Store Inc.	1,042	171,503
Darden Restaurants Inc.	5,330	494,944
Domino’s Pizza Inc.	1,897	458,562
Dunkin’ Brands Group Inc.	3,581	218,298
Extended Stay America Inc.	8,306	162,632
Hilton Grand Vacations Inc.[a]	4,302	184,986
Hilton Worldwide Holdings Inc.	12,297	969,496
Hyatt Hotels Corp. Class A	2,075	159,505
Jack in the Box Inc.	1,276	114,457
Las Vegas Sands Corp.	15,751	1,155,021
Marriott International Inc./MD Class A	13,074	1,786,954
Marriott Vacations Worldwide Corp.	1,004	123,100
McDonald’s Corp.	34,652	5,802,131
MGM Resorts International	22,013	691,648
Norwegian Cruise Line Holdings Ltd.[a]	8,976	479,947
Royal Caribbean Cruises Ltd.	7,428	803,635

26	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2018

Security	Shares	Value
Six Flags Entertainment Corp.	3,424	$216,534
Starbucks Corp.	60,960	3,509,467
Texas Roadhouse Inc.	2,866	183,653
Vail Resorts Inc.	1,743	399,687
Wendy’s Co. (The)	7,494	125,450
Wyndham Worldwide Corp.	4,296	490,646
Wynn Resorts Ltd.	3,675	684,248
Yum! Brands Inc.	14,424	1,256,330

		23,017,770
HOUSEHOLD DURABLES — 0.43%
DR Horton Inc.	14,794	653,007
Garmin Ltd.	4,794	281,264
Helen of Troy Ltd.[a]	1,151	102,612
Leggett & Platt Inc.	5,695	230,932
Lennar Corp. Class A	11,940	631,507
Lennar Corp. Class B	716	30,566
Mohawk Industries Inc.[a]	2,738	574,651
Newell Brands Inc.	20,954	578,959
NVR Inc.[a]	148	458,800
PulteGroup Inc.	11,568	351,205
Tempur Sealy International Inc.[a,b]	1,941	86,860
Toll Brothers Inc.	6,267	264,217
Tupperware Brands Corp.	2,247	100,126
Whirlpool Corp.	3,077	476,781

		4,821,487
HOUSEHOLD PRODUCTS — 1.19%
Church & Dwight Co. Inc.	10,620	490,644
Clorox Co. (The)	5,597	655,968
Colgate-Palmolive Co.	38,034	2,480,958
Energizer Holdings Inc.	2,510	143,974
Kimberly-Clark Corp.	15,275	1,581,573
Procter & Gamble Co. (The)	109,506	7,921,664
Spectrum Brands Holdings Inc.	1,036	74,696

		13,349,477
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.10%
AES Corp./VA	29,160	356,918
NRG Energy Inc.	12,986	402,566
Vistra Energy Corp.[a]	16,116	368,251

		1,127,735
INDUSTRIAL CONGLOMERATES — 1.47%
3M Co.	25,885	5,031,785
Carlisle Companies Inc.	2,683	289,040
General Electric Co.	377,471	5,311,017

Security	Shares	Value
Honeywell International Inc.	32,699	$4,730,891
Roper Technologies Inc.	4,477	1,182,779

		16,545,512
INSURANCE — 2.82%
Aflac Inc.	33,808	1,540,631
Alleghany Corp.	664	381,581
Allstate Corp. (The)	15,431	1,509,460
American Financial Group Inc./OH	2,969	336,150
American International Group Inc.	38,996	2,183,776
AmTrust Financial Services Inc.	3,660	47,177
Aon PLC	10,718	1,526,994
Arch Capital Group Ltd.[a]	5,949	476,693
Arthur J Gallagher & Co.	7,826	547,742
Aspen Insurance Holdings Ltd.	2,538	107,738
Assurant Inc.	2,335	216,735
Assured Guaranty Ltd.	5,015	181,994
Athene Holding Ltd. Class A NVS[a]	5,471	268,079
Axis Capital Holdings Ltd.	3,626	212,846
Brighthouse Financial Inc.[a]	4,070	206,675
Brown & Brown Inc.	10,083	274,560
Chubb Ltd.	20,124	2,730,223
Cincinnati Financial Corp.	6,505	457,562
CNO Financial Group Inc.	7,319	156,919
Erie Indemnity Co. Class A NVS	783	91,431
Everest Re Group Ltd.	1,779	413,920
First American Financial Corp.	4,893	250,081
FNF Group	11,833	435,809
Genworth Financial Inc. Class Aa	20,914	57,723
Hanover Insurance Group Inc. (The)	1,851	212,587
Hartford Financial Services Group Inc. (The)	15,472	833,013
Kemper Corp.	2,012	135,810
Lincoln National Corp.	9,421	665,500
Loews Corp.	11,665	611,946
Markel Corp.[a]	610	689,324
Marsh & McLennan Companies Inc.	22,006	1,793,489
Mercury General Corp.	1,558	71,247
MetLife Inc.	45,132	2,151,443
Old Republic International Corp.	10,688	218,035
Primerica Inc.	1,894	183,245
Principal Financial Group Inc.	11,744	695,480
ProAssurance Corp.	2,393	113,189
Progressive Corp. (The)	25,351	1,528,412
Prudential Financial Inc.	18,305	1,946,188
Reinsurance Group of America Inc.	2,790	416,826

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2018

Security	Shares	Value
RenaissanceRe Holdings Ltd.	1,725	$234,669
RLI Corp.	1,673	105,867
Torchmark Corp.	4,541	393,886
Travelers Companies Inc. (The)	11,774	1,549,458
Unum Group	9,519	460,529
Validus Holdings Ltd.	3,573	242,142
White Mountains Insurance Group Ltd.	152	131,524
Willis Towers Watson PLC	5,776	857,794
WR Berkley Corp.	4,202	313,301
XL Group Ltd.	11,136	619,050

		31,786,453
INTERNET & DIRECT MARKETING RETAIL — 3.51%
Amazon.com Inc.[a]	17,454	27,335,233
Booking Holdings Inc.[a]	2,116	4,608,648
Expedia Group Inc.	5,355	616,575
Groupon Inc.[a,b]	18,053	83,766
Liberty Expedia Holdings Inc. Class Aa	2,360	96,288
Netflix Inc.[a]	18,859	5,892,683
Qurate Retail Group, Inc. QVC Group Class Aa	20,528	480,560
Shutterfly Inc.[a]	1,364	110,375
TripAdvisor Inc.[a,b]	4,845	181,300
Wayfair Inc. Class Aa,b	1,753	109,212

		39,514,640
INTERNET SOFTWARE & SERVICES — 4.43%
Akamai Technologies Inc.[a]	7,416	531,356
Alphabet Inc. Class Aa	12,966	13,206,908
Alphabet Inc. Class C NVS[a]	13,221	13,450,120
Cars.com Inc.[a,b]	3,129	89,114
eBay Inc.[a]	40,986	1,552,550
Facebook Inc. Class Aa	104,073	17,900,556
GrubHub Inc.[a,b]	3,784	382,714
IAC/InterActiveCorp.[a]	3,305	535,873
j2 Global Inc.	2,087	165,666
LogMeIn Inc.	2,278	251,036
Pandora Media Inc.[a,b]	10,793	60,549
Twitter Inc.[a]	28,097	851,620
VeriSign Inc.[a,b]	3,618	424,825
Yelp Inc.[a]	3,251	145,807
Zillow Group Inc. Class Aa	2,028	98,094
Zillow Group Inc. Class C NVS[a,b]	4,589	222,521

		49,869,309
IT SERVICES — 4.36%
Accenture PLC Class A	26,751	4,044,751
Acxiom Corp.[a]	3,390	88,072

Security	Shares	Value
Alliance Data Systems Corp.	2,087	$423,765
Amdocs Ltd.	6,227	418,766
Automatic Data Processing Inc.	19,295	2,278,354
Booz Allen Hamilton Holding Corp.	6,340	251,254
Broadridge Financial Solutions Inc.	5,025	538,730
CACI International Inc. Class Aa	1,093	165,098
Cognizant Technology Solutions Corp. Class A	25,489	2,085,510
Conduent Inc.[a,b]	8,559	166,558
Convergys Corp.	3,994	93,300
CoreLogic Inc./U.S.[a]	3,481	172,309
DXC Technology Co.	12,380	1,275,883
EPAM Systems Inc.[a]	2,149	245,738
Euronet Worldwide Inc.[a,b]	2,292	179,028
Fidelity National Information Services Inc.	14,366	1,364,339
First Data Corp. Class Aa	19,169	346,959
Fiserv Inc.[a]	17,990	1,274,771
FleetCor Technologies Inc.[a]	3,884	805,076
Gartner Inc.[a]	3,923	475,821
Genpact Ltd.	6,584	209,964
Global Payments Inc.	6,902	780,271
International Business Machines Corp.	37,233	5,397,296
Jack Henry & Associates Inc.	3,382	404,081
Leidos Holdings Inc.	6,225	399,832
Mastercard Inc. Class A	40,109	7,150,231
MAXIMUS Inc.	2,784	188,282
Paychex Inc.	13,855	839,197
PayPal Holdings Inc.[a]	49,069	3,661,038
Sabre Corp.	9,784	201,942
Science Applications International Corp.	1,865	159,998
Square Inc. Class Aa	12,312	582,850
Teradata Corp.[a]	5,426	222,032
Total System Services Inc.	7,120	598,507
Visa Inc. Class A	78,301	9,934,831
Western Union Co. (The)	19,753	390,122
WEX Inc.[a]	1,715	277,693
Worldpay Inc. Class Aa	12,835	1,042,459

		49,134,708
LEISURE PRODUCTS — 0.10%
Brunswick Corp./DE	3,856	230,897
Hasbro Inc.	4,972	437,983
Mattel Inc.[b]	14,656	216,909
Polaris Industries Inc.	2,556	267,920

		1,153,709

28	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2018

Security	Shares	Value
LIFE SCIENCES TOOLS & SERVICES — 0.84%
Agilent Technologies Inc.	14,005	$920,689
Bio-Rad Laboratories Inc. Class Aa	859	217,937
Bio-Techne Corp.	1,637	247,039
Bruker Corp.	4,380	129,341
Charles River Laboratories International Inc.[a]	2,088	217,549
Illumina Inc.[a]	6,403	1,542,675
IQVIA Holdings Inc.[a]	6,315	604,724
Mettler-Toledo International Inc.[a]	1,103	617,603
PerkinElmer Inc.	4,787	351,174
PRA Health Sciences Inc.[a]	2,134	175,351
Syneos Health Inc.[a]	2,430	92,583
Thermo Fisher Scientific Inc.	17,428	3,665,980
Waters Corp.[a]	3,432	646,623

		9,429,268
MACHINERY — 1.84%
Actuant Corp. Class Ab	2,557	60,217
AGCO Corp.	2,803	175,692
Allison Transmission Holdings Inc.	5,814	226,688
Barnes Group Inc.	2,136	118,612
Caterpillar Inc.	25,925	3,742,533
Colfax Corp.[a]	4,257	132,010
Crane Co.	2,220	185,681
Cummins Inc.	6,736	1,076,817
Deere & Co.	14,102	1,908,424
Donaldson Co. Inc.	5,570	246,528
Dover Corp.	6,715	622,480
Flowserve Corp.	5,567	247,230
Fortive Corp.	13,336	937,654
Graco Inc.	7,463	328,297
Hillenbrand Inc.	2,788	129,224
IDEX Corp.	3,353	448,162
Illinois Tool Works Inc.	13,383	1,900,654
Ingersoll-Rand PLC	10,791	905,257
ITT Inc.	3,812	186,369
Kennametal Inc.	3,518	128,231
Lincoln Electric Holdings Inc.	2,707	224,329
Middleby Corp. (The)[a,b]	2,467	310,447
Mueller Industries Inc.	2,539	69,010
Nordson Corp.	2,192	281,891
Oshkosh Corp.	3,297	237,912
PACCAR Inc.	15,284	973,132
Parker-Hannifin Corp.	5,761	948,376
Pentair PLC	7,245	487,444

Security	Shares	Value
Snap-on Inc.	2,494	$362,253
Stanley Black & Decker Inc.	6,633	939,166
Terex Corp.	3,417	124,789
Timken Co. (The)	2,913	124,531
Toro Co. (The)	4,710	275,017
Trinity Industries Inc.	6,450	205,562
WABCO Holdings Inc.[a]	2,181	281,327
Wabtec Corp./DEb	3,707	329,219
Welbilt Inc.[a]	6,046	115,841
Woodward Inc.	2,469	177,620
Xylem Inc./NY	7,801	568,693

		20,743,319
MARINE — 0.02%
Kirby Corp.[a]	2,312	197,214

		197,214
MEDIA — 2.57%
AMC Networks Inc. Class Aa	2,238	116,376
Cable One Inc.	203	128,929
CBS Corp. Class A	309	15,292
CBS Corp. Class B NVS	15,026	739,279
Charter Communications Inc. Class Aa	8,064	2,187,683
Cinemark Holdings Inc.	4,560	178,615
Comcast Corp. Class A	201,408	6,322,197
Discovery Inc. Class Aa,b	6,832	161,577
Discovery Inc. Class C NVS[a]	13,373	297,148
DISH Network Corp. Class Aa	9,846	330,333
GCI Liberty Inc. Class Aa	4,253	189,684
Interpublic Group of Companies Inc. (The)	16,549	390,391
John Wiley & Sons Inc. Class A	1,902	125,437
Liberty Broadband Corp. Class Aa	1,143	80,559
Liberty Broadband Corp. Class C NVS[a]	6,606	468,299
Liberty Global PLC Series Aa	9,726	293,142
Liberty Global PLC Series C NVS[a,b]	25,718	748,394
Liberty Latin America Ltd. Class Aa	2,363	43,479
Liberty Latin America Ltd. Class C NVS[a]	4,953	89,451
Liberty Media Corp.-Liberty Formula One Class Aa	1,021	28,700
Liberty Media Corp.-Liberty Formula One Class C NVS[a,b]	8,672	255,998
Liberty Media Corp.-Liberty SiriusXM Class Aa	3,695	154,340
Liberty Media Corp.-Liberty SiriusXM Class C NVS[a]	7,330	305,368

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2018

Security	Shares	Value
Lions Gate Entertainment Corp. Class A	2,897	$72,106
Lions Gate Entertainment Corp. Class B NVS	4,800	110,496
Live Nation Entertainment Inc.[a]	5,922	233,741
Madison Square Garden Co. (The) Class Aa	716	174,002
Meredith Corp.	1,799	93,188
New York Times Co. (The) Class A	5,644	132,352
News Corp. Class A NVS	16,521	264,006
News Corp. Class B	5,265	85,556
Nexstar Media Group Inc. Class A	1,994	124,127
Omnicom Group Inc.	10,071	741,830
Sinclair Broadcast Group Inc. Class A	3,163	89,671
Sirius XM Holdings Inc.[b]	61,926	391,992
TEGNA Inc.	9,376	99,104
Time Warner Inc.	33,829	3,206,989
Tribune Media Co. Class A	3,051	115,297
Twenty-First Century Fox Inc. Class A NVS	45,839	1,675,874
Twenty-First Century Fox Inc. Class B	18,963	683,996
Viacom Inc. Class Ab	298	10,594
Viacom Inc. Class B NVS	15,245	459,789
Walt Disney Co. (The)	65,340	6,555,562

		28,970,943
METALS & MINING — 0.43%
Alcoa Corp.[a]	7,400	378,880
Allegheny Technologies Inc.[a,b]	5,439	144,514
Carpenter Technology Corp.	2,043	108,810
Commercial Metals Co.	5,101	107,172
Compass Minerals International Inc.	1,399	94,153
Freeport-McMoRan Inc.	58,694	892,736
Newmont Mining Corp.	23,231	912,746
Nucor Corp.	13,808	850,849
Reliance Steel & Aluminum Co.	3,145	276,508
Royal Gold Inc.	2,824	250,771
Steel Dynamics Inc.	10,162	455,359
U.S. Steel Corp.	7,528	254,672
Worthington Industries Inc.	1,984	88,348

		4,815,518
MORTGAGE REAL ESTATE INVESTMENT — 0.17%
AGNC Investment Corp.	16,706	316,078
Annaly Capital Management Inc.	50,861	527,429
Blackstone Mortgage Trust Inc. Class Ab	4,567	140,892

Security	Shares	Value
Chimera Investment Corp.	8,152	$142,578
Invesco Mortgage Capital Inc.[b]	4,963	80,549
MFA Financial Inc.	17,553	131,999
New Residential Investment Corp.	14,392	251,572
Starwood Property Trust Inc.	11,445	239,887
Two Harbors Investment Corp.	7,546	115,152

		1,946,136
MULTI-UTILITIES — 0.91%
Ameren Corp.	10,604	621,607
Avista Corp.	2,949	152,935
Black Hills Corp.	2,299	130,307
CenterPoint Energy Inc.	18,552	469,922
CMS Energy Corp.	12,159	573,783
Consolidated Edison Inc.	13,421	1,075,425
Dominion Energy Inc.	28,370	1,888,307
DTE Energy Co.	7,761	818,010
MDU Resources Group Inc.	8,571	241,445
NiSource Inc.	14,607	356,265
NorthWestern Corp.	2,160	118,670
Public Service Enterprise Group Inc.	21,986	1,146,570
SCANA Corp.	6,129	225,363
Sempra Energy	11,116	1,242,769
Vectren Corp.	3,637	255,572
WEC Energy Group Inc.	13,781	885,843

		10,202,793
MULTILINE RETAIL — 0.45%
Big Lots Inc.	1,756	74,542
Dillard’s Inc. Class Ab	892	66,499
Dollar General Corp.	11,252	1,086,156
Dollar Tree Inc.[a]	10,260	983,831
JC Penney Co. Inc.[a,b]	13,353	38,857
Kohl’s Corp.	7,249	450,308
Macy’s Inc.	13,116	407,514
Nordstrom Inc.	5,022	253,912
Target Corp.	23,579	1,711,836

		5,073,455
OIL, GAS & CONSUMABLE FUELS — 5.16%
Anadarko Petroleum Corp.	23,731	1,597,571
Andeavor	6,116	845,965
Antero Resources Corp.[a]	9,266	176,054
Apache Corp.	16,565	678,337
Cabot Oil & Gas Corp.	20,075	479,993
Cheniere Energy Inc.[a]	8,733	507,911
Chesapeake Energy Corp.[a,b]	39,213	116,463
Chevron Corp.	82,976	10,381,127

30	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2018

Security	Shares	Value
Cimarex Energy Co.	4,205	$422,981
CNX Resources Corp.[a]	8,938	132,819
Concho Resources Inc.[a]	6,457	1,015,105
ConocoPhillips	51,097	3,346,854
CONSOL Energy Inc.[a]	1,116	35,098
Continental Resources Inc./OKa,b	3,726	246,140
Devon Energy Corp.	23,004	835,735
Diamondback Energy Inc.[a]	4,224	542,573
Energen Corp.[a]	4,277	279,887
EOG Resources Inc.	25,181	2,975,639
EQT Corp.	10,640	534,022
Exxon Mobil Corp.	184,056	14,310,354
Gulfport Energy Corp.[a]	7,340	68,262
Hess Corp.	11,589	660,457
HollyFrontier Corp.	7,770	471,561
Kinder Morgan Inc./DE	82,595	1,306,653
Marathon Oil Corp.	36,965	674,611
Marathon Petroleum Corp.	20,653	1,547,116
Murphy Oil Corp.	6,915	208,211
Newfield Exploration Co.[a]	8,613	256,667
Noble Energy Inc.	21,428	724,909
Oasis Petroleum Inc.[a]	11,645	128,444
Occidental Petroleum Corp.	33,191	2,564,337
ONEOK Inc.	17,773	1,070,290
Parsley Energy Inc. Class Aa	10,259	308,078
PBF Energy Inc. Class A	4,676	179,231
PDC Energy Inc.[a]	2,843	152,214
Phillips 66	18,264	2,032,966
Pioneer Natural Resources Co.	7,372	1,485,827
QEP Resources Inc.[a]	10,003	121,837
Range Resources Corp.	9,754	135,093
RSP Permian Inc.[a]	5,409	268,340
SemGroup Corp. Class A	2,852	71,728
SM Energy Co.	4,633	110,960
Southwestern Energy Co.[a]	22,553	92,467
Targa Resources Corp.	9,285	436,116
Valero Energy Corp.	18,844	2,090,365
Whiting Petroleum Corp.[a]	3,916	159,851
Williams Companies Inc. (The)	35,880	923,192
World Fuel Services Corp.	2,948	63,294
WPX Energy Inc.[a]	17,393	297,246

		58,070,951
PAPER & FOREST PRODUCTS — 0.04%
Domtar Corp.	2,748	120,637
KapStone Paper and Packaging Corp.	3,926	135,133

Security	Shares	Value
Louisiana-Pacific Corp.	6,234	$176,609

		432,379
PERSONAL PRODUCTS — 0.21%
Avon Products Inc.[a]	19,038	48,166
Coty Inc. Class A	20,368	353,385
Edgewell Personal Care Co.[a]	2,468	108,715
Estee Lauder Companies Inc. (The) Class A	9,725	1,440,175
Herbalife Nutrition Ltd.[a,b]	2,685	283,885
Nu Skin Enterprises Inc. Class A	2,178	154,965

		2,389,291
PHARMACEUTICALS — 4.01%
Akorn Inc.[a]	4,170	60,173
Allergan PLC	14,329	2,201,651
Bristol-Myers Squibb Co.	70,819	3,691,795
Catalent Inc.[a]	5,756	236,629
Eli Lilly & Co.	41,817	3,390,104
Endo International PLC[a]	8,762	50,206
Horizon Pharma PLC[a]	6,857	90,787
Impax Laboratories Inc.[a,b]	2,993	56,269
Jazz Pharmaceuticals PLC[a]	2,634	400,473
Johnson & Johnson	116,538	14,740,892
Mallinckrodt PLC[a]	3,510	45,630
Medicines Co. (The)[a]	2,758	82,988
Merck & Co. Inc.	117,151	6,896,679
Mylan NVa	22,411	868,650
Nektar Therapeutics[a]	7,006	586,122
Pacira Pharmaceuticals Inc./DEa	1,751	57,958
Perrigo Co. PLC	5,724	447,273
Pfizer Inc.	258,577	9,466,504
Prestige Brands Holdings Inc.[a]	2,174	64,003
Zoetis Inc.	21,163	1,766,687

		45,201,473
PROFESSIONAL SERVICES — 0.39%
CoStar Group Inc.[a]	1,580	579,323
Dun & Bradstreet Corp. (The)	1,578	181,959
Equifax Inc.	5,227	585,685
FTI Consulting Inc.[a]	1,656	96,710
IHS Markit Ltd.[a]	15,691	770,899
ManpowerGroup Inc.	2,868	274,525
Nielsen Holdings PLC	14,509	456,308
Robert Half International Inc.	5,434	330,116
TransUnion[a]	6,441	418,085
Verisk Analytics Inc. Class Aa	6,758	719,389

		4,412,999

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2018

Security	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.12%
CBRE Group Inc. Class Aa	13,082	$592,745
Howard Hughes Corp. (The)[a]	1,683	227,710
Jones Lang LaSalle Inc.	1,956	331,562
Realogy Holdings Corp.	5,948	147,570

		1,299,587
ROAD & RAIL — 0.94%
Avis Budget Group Inc.[a]	3,145	155,394
CSX Corp.	38,487	2,285,743
Genesee & Wyoming Inc. Class Aa	2,619	186,473
JB Hunt Transport Services Inc.	3,748	440,128
Kansas City Southern	4,458	475,356
Landstar System Inc.	1,873	190,390
Norfolk Southern Corp.	12,326	1,768,411
Old Dominion Freight Line Inc.	2,988	399,974
Ryder System Inc.	2,253	151,920
Union Pacific Corp.	34,230	4,574,155

		10,627,944
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.87%
Advanced Micro Devices Inc.[a,b]	35,878	390,353
Analog Devices Inc.	16,008	1,398,299
Applied Materials Inc.	45,547	2,262,319
Broadcom Inc.	17,852	4,095,606
Cavium Inc.[a]	3,053	229,005
Cirrus Logic Inc.[a]	2,772	101,095
Cree Inc.[a]	4,135	154,318
Cypress Semiconductor Corp.	15,454	225,319
Entegris Inc.	6,124	197,193
First Solar Inc.[a]	3,594	254,850
Integrated Device Technology Inc.[a]	5,873	163,446
Intel Corp.	203,287	10,493,675
KLA-Tencor Corp.	6,769	688,678
Lam Research Corp.	7,094	1,312,816
Marvell Technology Group Ltd.	18,892	378,973
Maxim Integrated Products Inc.	12,206	665,227
Microchip Technology Inc.	10,145	848,731
Micron Technology Inc.[a]	50,151	2,305,943
Microsemi Corp.[a]	5,174	334,706
MKS Instruments Inc.	2,342	239,821
Monolithic Power Systems Inc.	1,642	192,278
NVIDIA Corp.	26,293	5,913,296
ON Semiconductor Corp.[a]	18,479	408,016
Qorvo Inc.[a]	5,566	375,148
QUALCOMM Inc.	64,216	3,275,658

Security	Shares	Value
Semtech Corp.[a]	2,814	$110,590
Silicon Laboratories Inc.[a]	1,901	176,603
Skyworks Solutions Inc.	7,909	686,185
Synaptics Inc.[a]	1,497	65,149
Teradyne Inc.	8,487	276,252
Texas Instruments Inc.	42,785	4,339,683
Universal Display Corp.	1,805	158,930
Versum Materials Inc.	4,592	161,547
Xilinx Inc.	11,094	712,679

		43,592,387
SOFTWARE — 5.88%
ACI Worldwide Inc.[a]	5,108	118,761
Activision Blizzard Inc.	33,034	2,191,806
Adobe Systems Inc.[a]	21,374	4,736,478
ANSYS Inc.[a]	3,653	590,544
Aspen Technology Inc.[a]	3,104	272,376
Autodesk Inc.[a]	9,549	1,202,219
Blackbaud Inc.	2,107	221,151
CA Inc.	13,580	472,584
Cadence Design Systems Inc.[a]	12,246	490,575
CDK Global Inc.	5,507	359,277
Citrix Systems Inc.[a]	5,631	579,486
CommVault Systems Inc.[a]	1,811	126,679
Dell Technologies Inc. Class Va	8,622	618,801
Electronic Arts Inc.[a]	13,334	1,573,145
Ellie Mae Inc.[a,b]	1,486	143,949
Fair Isaac Corp.[a]	1,332	230,676
FireEye Inc.[a]	7,622	137,577
Fortinet Inc.[a]	6,291	348,270
Guidewire Software Inc.[a,b]	3,456	292,447
Intuit Inc.	10,554	1,950,274
Manhattan Associates Inc.[a]	2,964	127,630
Microsoft Corp.	334,459	31,278,606
Nuance Communications Inc.[a]	11,690	172,077
Oracle Corp.	131,333	5,997,978
Paycom Software Inc.[a]	2,108	240,755
Proofpoint Inc.[a]	2,183	257,463
PTC Inc.[a]	5,054	416,197
Red Hat Inc.[a]	7,722	1,259,149
salesforce.com Inc.[a]	29,766	3,601,388
ServiceNow Inc.[a]	7,490	1,244,389
Splunk Inc.[a]	6,120	628,218
SS&C Technologies Holdings Inc.	8,472	420,635
Symantec Corp.	26,723	742,632
Synopsys Inc.[a]	6,524	557,867

32	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2018

Security	Shares	Value
Tableau Software Inc. Class Aa	2,950	$250,897
Take-Two Interactive Software Inc.[a]	4,928	491,371
Tyler Technologies Inc.[a]	1,531	335,166
Ultimate Software Group Inc. (The)[a]	1,273	305,418
Verint Systems Inc.[a]	2,804	118,048
VMware Inc. Class Aa,b	2,964	394,983
Workday Inc. Class Aa	5,964	744,546

		66,242,488
SPECIALTY RETAIL — 2.10%
Aaron’s Inc.	2,576	107,600
Advance Auto Parts Inc.	3,194	365,553
American Eagle Outfitters Inc.	7,340	151,791
AutoNation Inc.[a]	2,572	118,801
AutoZone Inc.[a]	1,193	745,052
Bed Bath & Beyond Inc.	6,186	108,008
Best Buy Co. Inc.	11,030	844,126
Burlington Stores Inc.[a]	2,947	400,350
CarMax Inc.[a]	7,904	494,000
Dick’s Sporting Goods Inc.	3,435	113,664
Five Below Inc.[a]	2,472	174,548
Foot Locker Inc.	5,378	231,684
GameStop Corp. Class A	4,340	59,241
Gap Inc. (The)	9,380	274,271
Home Depot Inc. (The)	50,724	9,373,795
L Brands Inc.	10,584	369,487
Lithia Motors Inc. Class A	1,078	103,337
Lowe’s Companies Inc.	36,077	2,973,827
Murphy USA Inc.[a]	1,450	90,727
O’Reilly Automotive Inc.[a]	3,630	929,534
Office Depot Inc.	23,058	52,803
Ross Stores Inc.	16,637	1,345,101
Sally Beauty Holdings Inc.[a]	5,677	98,155
Signet Jewelers Ltd.	2,614	101,632
Tiffany & Co.	4,409	453,378
TJX Companies Inc. (The)	27,429	2,327,351
Tractor Supply Co.	5,463	371,484
Ulta Salon Cosmetics & Fragrance Inc.[a]	2,527	634,050
Urban Outfitters Inc.[a]	3,375	135,911
Williams-Sonoma Inc.	3,286	157,071

		23,706,332
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.75%
3D Systems Corp.[a,b]	4,861	48,804
Apple Inc.	220,402	36,423,634
Diebold Nixdorf Inc.	3,163	48,552

Security	Shares	Value
Electronics For Imaging Inc.[a,b]	2,111	$58,475
Hewlett Packard Enterprise Co.	68,220	1,163,151
HP Inc.	71,287	1,531,958
NCR Corp.[a]	5,122	157,604
NetApp Inc.	11,584	771,263
Seagate Technology PLC	12,400	717,836
Western Digital Corp.	12,867	1,013,791
Xerox Corp.	9,426	296,448

		42,231,516
TEXTILES, APPAREL & LUXURY GOODS — 0.77%
Carter’s Inc.	2,064	207,061
Deckers Outdoor Corp.[a]	1,405	131,030
Hanesbrands Inc.	15,755	290,995
Lululemon Athletica Inc.[a]	4,164	415,567
Michael Kors Holdings Ltd.[a]	6,631	453,693
NIKE Inc. Class B	56,300	3,850,357
PVH Corp.	3,361	536,651
Ralph Lauren Corp.	2,396	263,201
Skechers U.S.A. Inc. Class Aa	5,960	169,860
Steven Madden Ltd.	2,297	110,830
Tapestry Inc.	12,446	669,221
Under Armour Inc. Class Aa,b	7,914	140,553
Under Armour Inc. Class C NVS[a]	8,041	123,429
VF Corp.	14,267	1,153,772
Wolverine World Wide Inc.	4,088	122,477

		8,638,697
THRIFTS & MORTGAGE FINANCE — 0.08%
Capitol Federal Financial Inc.	5,708	71,179
Essent Group Ltd.[a]	3,570	117,667
MGIC Investment Corp.[a]	15,952	159,839
New York Community Bancorp. Inc.	21,408	254,327
Radian Group Inc.	9,294	132,904
Washington Federal Inc.	3,748	118,999

		854,915
TOBACCO — 0.90%
Altria Group Inc.	82,619	4,635,752
Philip Morris International Inc.	67,485	5,533,770

		10,169,522
TRADING COMPANIES & DISTRIBUTORS — 0.31%
Air Lease Corp.	4,258	177,516
Applied Industrial Technologies Inc.	1,758	112,424
Beacon Roofing Supply Inc.[a]	2,885	141,221
Fastenal Co.	12,383	619,026
GATX Corp.	1,709	111,495
HD Supply Holdings Inc.[a]	8,029	310,803

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2018

Security	Shares	Value
MRC Global Inc.[a]	4,156	$77,842
MSC Industrial Direct Co. Inc. Class A	2,017	174,350
NOW Inc.[a]	4,387	53,214
United Rentals Inc.[a]	3,656	548,400
Univar Inc.[a]	4,933	135,953
Watsco Inc.	1,394	233,384
WESCO International Inc.[a]	2,073	123,447
WW Grainger Inc.	2,215	623,190

		3,442,265
TRANSPORTATION INFRASTRUCTURE — 0.01%
Macquarie Infrastructure Corp.	3,350	126,965

		126,965
WATER UTILITIES — 0.08%
American Water Works Co. Inc.	7,733	669,523
Aqua America Inc.	7,603	267,246

		936,769
WIRELESS TELECOMMUNICATION SERVICES — 0.09%
Sprint Corp.[a,b]	29,766	166,987
T-Mobile U.S. Inc.[a]	13,019	787,780
Telephone & Data Systems Inc.	4,118	112,545

		1,067,312

TOTAL COMMON STOCKS (Cost: $732,718,495)		1,124,731,665

SHORT-TERM INVESTMENTS — 1.16%

MONEY MARKET FUNDS — 1.16%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[c,e,f]	12,287,014	12,288,242
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[c,e]	709,079	709,079

		12,997,321

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,996,149)		12,997,321

Value
TOTAL INVESTMENTS IN SECURITIES — 101.03%
(Cost: $745,714,644)	$1,137,728,986
Other Assets Less Liabilities — (1.03)%	(11,558,520)

NET ASSETS — 100.00%	$1,126,170,466

NVS — Non-Voting Shares

[a]	Non-income producing security.
[b]	All or a portion of this security is on loan.
[c]	Affiliate of the Fund.
[d]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[e]	Annualized 7-day yield as of period end.
[f]	All or a portion of this security was purchased with cash collateral received from loaned securities.

34	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased	Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	22,121,552	—	(9,834,538)[b]	12,287,014	$12,288,242	$114,281	[c]	$(6,523)	$(4,229)
BlackRock Cash Funds: Treasury, SL Agency Shares	1,579,277	—	(870,198)[b]	709,079	709,079	14,895		—	—
BlackRock Inc.	5,699	329	(662)	5,366	2,798,369	56,658		155,323	589,388
PNC Financial Services Group Inc. (The)	22,797	772	(3,111)	20,458	2,978,889	63,215		163,427	390,914

					$18,774,579	$249,049		$312,227	$976,073

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$1,124,714,797	$—	$16,868	$1,124,731,665
Money market funds	12,997,321	—	—	12,997,321

Total	$1,137,712,118	$—	$16,868	$1,137,728,986

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® TRANSPORTATION AVERAGE ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.99%

AIR FREIGHT & LOGISTICS — 30.39%
CH Robinson Worldwide Inc.	419,471	$38,603,916
Expeditors International of Washington Inc.	477,364	30,484,465
FedEx Corp.	484,062	119,660,126
United Parcel Service Inc. Class B	498,613	56,592,576

		245,341,083
AIRLINES — 18.53%
Alaska Air Group Inc.	472,080	30,652,154
American Airlines Group Inc.	504,080	21,640,154
Delta Air Lines Inc.	519,455	27,125,940
JetBlue Airways Corp.[a]	566,455	10,870,272
Southwest Airlines Co.	520,373	27,491,306
United Continental Holdings Inc.[a]	471,737	31,861,117

		149,640,943
MARINE — 6.54%
Kirby Corp.[a,b]	443,302	37,813,661
Matson Inc.	511,611	14,954,389

		52,768,050
ROAD & RAIL — 44.53%
Avis Budget Group Inc.[a,b]	518,332	25,610,784
CSX Corp.	520,297	30,900,439
JB Hunt Transport Services Inc.	497,618	58,435,282
Kansas City Southern	352,925	37,632,393
Landstar System Inc.	379,686	38,595,082
Norfolk Southern Corp.	492,764	70,696,851
Ryder System Inc.	471,984	31,825,881
Union Pacific Corp.	492,588	65,824,534

		359,521,246

TOTAL COMMON STOCKS
(Cost: $875,534,775)		807,271,322

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.70%

MONEY MARKET FUNDS — 0.70%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[c,d,e]	4,552,013	$4,552,468
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[c,d]	1,104,321	1,104,321

		5,656,789

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,656,349)		5,656,789

TOTAL INVESTMENTS IN SECURITIES — 100.69%
(Cost: $881,191,124)		812,928,111
Other Assets, Less Liabilities — (0.69)%		(5,578,983)

NET ASSETS — 100.00%		$807,349,128

[a]	Non-income producing security.
[b]	All or a portion of this security is on loan.
[c]	Affiliate of the Fund.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

36	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® TRANSPORTATION AVERAGE ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	3,329,255	1,222,758	[b]	—	4,552,013	$4,552,468	$49,913	[c]	$(3,445)	$(47)
BlackRock Cash Funds: Treasury, SL Agency Shares	1,356,987	—		(252,666)[b]	1,104,321	1,104,321	10,315		—	—

						$5,656,789	$60,228		$(3,445)	$(47)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$807,271,322	$—	$—	$807,271,322
Money market funds	5,656,789	—	—	5,656,789

Total	$812,928,111	$—	$—	$812,928,111

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® U.S. ENERGY ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.85%

ELECTRIC UTILITIES — 0.42%
OGE Energy Corp.	138,143	$4,540,760

		4,540,760
ENERGY EQUIPMENT & SERVICES — 14.34%
Baker Hughes a GE Co.	292,106	10,547,948
Core Laboratories NVa	30,542	3,739,868
Dril-Quip Inc.[a,b]	26,322	1,091,047
Ensco PLC Class Aa	300,924	1,700,221
Halliburton Co.	603,134	31,960,071
Helmerich & Payne Inc.	75,290	5,236,420
Nabors Industries Ltd.	217,779	1,657,298
National Oilwell Varco Inc.[a]	262,694	10,158,377
Oceaneering International Inc.	67,936	1,442,961
Patterson-UTI Energy Inc.	153,413	3,286,106
Rowan Companies PLC[b]	78,437	1,132,630
Schlumberger Ltd.	956,627	65,586,347
Superior Energy Services Inc.[b]	106,680	1,144,676
TechnipFMC PLC	303,064	9,988,989
Transocean Ltd.[a,b]	300,890	3,722,009
U.S. Silica Holdings Inc.	55,580	1,673,514
Weatherford International PLC[a,b]	685,014	2,020,791

		156,089,273
OIL, GAS & CONSUMABLE FUELS — 84.72%
Anadarko Petroleum Corp.	356,257	23,983,221
Andeavor	97,790	13,526,313
Antero Resources Corp.[b]	148,549	2,822,431
Apache Corp.	263,670	10,797,286
Cabot Oil & Gas Corp.	318,513	7,615,646
Cheniere Energy Inc.[b]	139,649	8,121,986
Chesapeake Energy Corp.[a,b]	627,510	1,863,705
Chevron Corp.	1,320,435	165,199,623
Cimarex Energy Co.	65,984	6,637,331
CNX Resources Corp.[b]	138,983	2,065,287
Concho Resources Inc.[a,b]	103,050	16,200,490
ConocoPhillips	811,912	53,180,236
Continental Resources Inc./OKa,b	59,726	3,945,500
Devon Energy Corp.	363,662	13,211,840
Diamondback Energy Inc.[b]	67,854	8,715,846
Energen Corp.[b]	67,245	4,400,513
EOG Resources Inc.	399,968	47,264,219
EQT Corp.	169,243	8,494,306
Exxon Mobil Corp.	2,928,961	227,726,718

Security	Shares	Value
Gulfport Energy Corp.[b]	113,655	$1,056,992
Hess Corp.	185,109	10,549,362
HollyFrontier Corp.	122,608	7,441,080
Kinder Morgan Inc./DE	1,311,438	20,746,949
Marathon Oil Corp.	587,327	10,718,718
Marathon Petroleum Corp.	327,926	24,564,937
Murphy Oil Corp.	112,339	3,382,527
Newfield Exploration Co.[b]	138,254	4,119,969
Noble Energy Inc.	340,216	11,509,507
Oasis Petroleum Inc.[a,b]	182,807	2,016,361
Occidental Petroleum Corp.	528,899	40,862,737
ONEOK Inc.	283,853	17,093,628
Parsley Energy Inc. Class Ab	172,970	5,194,289
PBF Energy Inc. Class A	76,384	2,927,799
PDC Energy Inc.[a,b]	45,479	2,434,946
Phillips 66	290,208	32,303,052
Pioneer Natural Resources Co.	117,723	23,727,071
QEP Resources Inc.[b]	166,180	2,024,072
Range Resources Corp.	156,095	2,161,916
RSP Permian Inc.[b]	86,702	4,301,286
SemGroup Corp. Class A	45,610	1,147,091
SM Energy Co.[a]	71,243	1,706,270
Southwestern Energy Co.[a,b]	354,035	1,451,543
Targa Resources Corp.	149,053	7,001,019
Valero Energy Corp.	299,436	33,216,435
Whiting Petroleum Corp.[b]	62,591	2,554,965
Williams Companies Inc. (The)	571,882	14,714,524
World Fuel Services Corp.	46,615	1,000,824
WPX Energy Inc.[b]	275,565	4,709,406

		922,411,772
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.37%
First Solar Inc.[b]	56,389	3,998,544

		3,998,544

TOTAL COMMON STOCKS
(Cost: $1,298,093,407)		1,087,040,349

38	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. ENERGY ETF

April 30, 2018

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.67%

MONEY MARKET FUNDS — 1.67%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[c,d,e]	16,611,186	$16,612,847
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[c,d]	1,597,838	1,597,838

		18,210,685

TOTAL SHORT-TERM INVESTMENTS
(Cost: $18,209,023)		18,210,685

Value
TOTAL INVESTMENTS IN SECURITIES — 101.52%
(Cost: $1,316,302,430)	$1,105,251,034
Other Assets, Less Liabilities — (1.52)%	(16,510,803)

NET ASSETS — 100.00%	$1,088,740,231

[a]	All or a portion of this security is on loan.
[b]	Non-income producing security.
[c]	Affiliate of the Fund.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	18,709,545	—		(2,098,359)[b]	16,611,186	$16,612,847	$99,012	[c]	$(7,821)	$(3,032)
BlackRock Cash Funds: Treasury, SL Agency Shares	847,707	750,131	[b]	—	1,597,838	1,597,838	11,428		—	—

						$18,210,685	$110,440		$(7,821)	$(3,032)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$1,087,040,349	$—	$—	$1,087,040,349
Money market funds	18,210,685	—	—	18,210,685

Total	$1,105,251,034	$—	$—	$1,105,251,034

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® U.S. HEALTHCARE ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.95%

BIOTECHNOLOGY — 20.22%
AbbVie Inc.	846,906	$81,768,774
ACADIA Pharmaceuticals Inc.[a,b]	52,130	824,175
Agios Pharmaceuticals Inc.[a,b]	25,453	2,135,761
Alexion Pharmaceuticals Inc.[a]	117,774	13,853,756
Alkermes PLC[a]	82,956	3,672,462
Alnylam Pharmaceuticals Inc.[a,b]	43,360	4,098,821
Amgen Inc.	355,139	61,964,653
Biogen Inc.[a]	112,399	30,752,366
BioMarin Pharmaceutical Inc.[a]	93,303	7,791,734
Bluebird Bio Inc.[a,b]	26,555	4,518,333
Celgene Corp.[a]	399,614	34,806,379
Clovis Oncology Inc.[a]	26,627	1,155,079
Dyax Corp.[a,c]	95,647	219,032
Exact Sciences Corp.[a,b]	63,610	3,181,136
Exelixis Inc.[a]	149,321	3,108,863
Gilead Sciences Inc.	695,956	50,268,902
Incyte Corp.[a]	93,335	5,781,170
Intercept Pharmaceuticals Inc.[a,b]	9,680	658,337
Intrexon Corp.[a,b]	36,054	655,462
Ionis Pharmaceuticals Inc.[a,b]	66,301	2,852,932
Ligand Pharmaceuticals Inc.[a,b]	11,213	1,736,333
Myriad Genetics Inc.[a,b]	37,110	1,049,842
Neurocrine Biosciences Inc.[a,b]	47,014	3,811,895
OPKO Health Inc.[a,b]	197,536	600,509
Portola Pharmaceuticals Inc.[a]	34,667	1,252,519
Radius Health Inc.[a,b]	22,045	665,759
Regeneron Pharmaceuticals Inc.[a]	41,027	12,459,079
Seattle Genetics Inc.[a,b]	56,224	2,878,107
TESARO Inc.[a,b]	20,224	1,029,604
Ultragenyx Pharmaceutical Inc.[a,b]	24,770	1,259,307
United Therapeutics Corp.[a]	22,972	2,529,447
Vertex Pharmaceuticals Inc.[a]	134,887	20,659,293

		363,999,821
HEALTH CARE EQUIPMENT & SUPPLIES — 21.32%
Abbott Laboratories	924,742	53,755,252
ABIOMED Inc.[a]	22,348	6,725,631
Align Technology Inc.[a]	38,317	9,573,502
Baxter International Inc.	264,006	18,348,417
Becton Dickinson and Co.	141,448	32,797,548
Boston Scientific Corp.[a]	730,459	20,978,782
Cooper Companies Inc. (The)	26,044	5,956,523
Danaher Corp.	326,130	32,717,362

Security	Shares	Value
DENTSPLY SIRONA Inc.	122,025	$6,142,738
DexCom Inc.[a,b]	46,170	3,378,721
Edwards Lifesciences Corp.[a]	111,581	14,210,956
Haemonetics Corp.[a]	28,396	2,216,024
Halyard Health Inc.[a]	24,928	1,180,839
Hill-Rom Holdings Inc.	35,157	3,017,525
Hologic Inc.[a]	146,914	5,698,794
IDEXX Laboratories Inc.[a]	46,286	9,002,164
Integra LifeSciences Holdings Corp.[a]	33,771	2,081,307
Intuitive Surgical Inc.[a]	59,662	26,297,816
Masimo Corp.[a]	25,238	2,264,606
Medtronic PLC	720,019	57,695,122
NuVasive Inc.[a]	27,232	1,449,015
ResMed Inc.	75,934	7,186,394
STERIS PLC	45,078	4,260,773
Stryker Corp.	171,173	29,000,130
Teleflex Inc.	23,934	6,411,440
Varian Medical Systems Inc.[a]	48,506	5,606,809
West Pharmaceutical Services Inc.	39,307	3,467,270
Zimmer Biomet Holdings Inc.	107,927	12,429,953

		383,851,413
HEALTH CARE PROVIDERS & SERVICES — 21.51%
Acadia Healthcare Co. Inc.[a]	43,456	1,546,164
Aetna Inc.	173,697	31,100,448
Anthem Inc.	135,860	32,061,601
Brookdale Senior Living Inc.[a,b]	101,358	733,832
Centene Corp.[a]	92,174	10,008,253
Chemed Corp.	8,586	2,646,377
Cigna Corp.	129,034	22,170,622
CVS Health Corp.	538,998	37,638,230
DaVita Inc.[a]	77,354	4,857,058
Encompass Health Corp.	52,139	3,171,094
Envision Healthcare Corp.[a]	64,277	2,389,176
Express Scripts Holding Co.[a]	299,825	22,696,752
HCA Healthcare Inc.	148,717	14,238,166
Henry Schein Inc.[a,b]	81,654	6,205,704
Humana Inc.	73,148	21,518,679
Laboratory Corp. of America Holdings[a]	54,137	9,243,893
LifePoint Health Inc.[a]	20,708	991,913
Magellan Health Inc.[a]	12,923	1,083,594
McKesson Corp.	109,623	17,124,209
MEDNAX Inc.[a]	49,832	2,287,787
Molina Healthcare Inc.[a]	24,433	2,034,047

40	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. HEALTHCARE ETF

April 30, 2018

Security	Shares	Value
Owens & Minor Inc.	33,422	$543,107
Patterson Companies Inc.	43,325	1,008,606
Quest Diagnostics Inc.	72,061	7,292,573
Tenet Healthcare Corp.[a,b]	42,973	1,028,774
UnitedHealth Group Inc.	514,097	121,532,531
Universal Health Services Inc. Class B	46,216	5,277,867
WellCare Health Plans Inc.[a]	23,657	4,853,470

		387,284,527
LIFE SCIENCES TOOLS & SERVICES — 6.17%
Agilent Technologies Inc.	171,452	11,271,254
Bio-Rad Laboratories Inc. Class Aa	10,740	2,724,845
Bio-Techne Corp.	19,909	3,004,467
Bruker Corp.	53,721	1,586,381
Charles River Laboratories International Inc.[a]	25,198	2,625,380
Illumina Inc.[a]	78,098	18,816,151
IQVIA Holdings Inc.[a]	77,447	7,416,325
Mettler-Toledo International Inc.[a]	13,533	7,577,533
PRA Health Sciences Inc.[a]	26,597	2,185,475
Syneos Health Inc.[a]	29,936	1,140,562
Thermo Fisher Scientific Inc.	213,459	44,901,101
Waters Corp.[a]	41,856	7,886,089

		111,135,563
PHARMACEUTICALS — 30.73%
Akorn Inc.[a]	51,034	736,421
Allergan PLC	175,491	26,964,192
Bristol-Myers Squibb Co.	867,354	45,215,164
Catalent Inc.[a]	70,829	2,911,780
Eli Lilly & Co.	512,218	41,525,513
Endo International PLC[a,b]	109,198	625,704
Horizon Pharma PLC[a]	87,069	1,152,794
Impax Laboratories Inc.[a,b]	40,167	755,140
Jazz Pharmaceuticals PLC[a]	31,850	4,842,474
Johnson & Johnson	1,425,365	180,294,419
Mallinckrodt PLC[a,b]	46,909	609,817
Medicines Co. (The)[a,b]	34,262	1,030,944
Merck & Co. Inc.	1,432,425	84,326,860
Mylan NVa	273,492	10,600,550
Nektar Therapeutics[a]	85,495	7,152,512
Pacira Pharmaceuticals Inc./DEa	22,043	729,623
Perrigo Co. PLC	69,588	5,437,606
Pfizer Inc.	3,162,622	115,783,591
Prestige Brands Holdings Inc.[a,b]	28,178	829,560

Security	Shares	Value
Zoetis Inc.	258,885	$21,611,720

		553,136,384

TOTAL COMMON STOCKS
(Cost: $1,736,683,241)		1,799,407,708

SHORT-TERM INVESTMENTS — 1.70%

MONEY MARKET FUNDS — 1.70%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[d,e,f]	28,674,780	28,677,648
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[d,e]	1,934,255	1,934,255

		30,611,903

TOTAL SHORT-TERM INVESTMENTS
(Cost: $30,609,158)		30,611,903

TOTAL INVESTMENTS IN SECURITIES — 101.65%
(Cost: $1,767,292,399)		1,830,019,611
Other Assets, Less Liabilities — (1.65)%		(29,683,685)

NET ASSETS — 100.00%		$1,800,335,926

[a]	Non-income producing security.
[b]	All or a portion of this security is on loan.
[c]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[d]	Affiliate of the Fund.
[e]	Annualized 7-day yield as of period end.
[f]	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® U.S. HEALTHCARE ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	36,258,180	—		(7,583,400)[b]	28,674,780	$28,677,648	$166,266	[c]	$(6,125)	$(9,563)
BlackRock Cash Funds: Treasury, SL Agency Shares	936,859	997,396	[b]	—	1,934,255	1,934,255	20,768		—	—

						$30,611,903	$187,034		$(6,125)	$(9,563)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$1,799,188,676	$—	$219,032	$1,799,407,708
Money market funds	30,611,903	—	—	30,611,903

Total	$1,829,800,579	$—	$219,032	$1,830,019,611

See notes to financial statements.

42	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. TECHNOLOGY ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.91%

COMMERCIAL SERVICES & SUPPLIES — 0.04%
Pitney Bowes Inc.	144,115	$1,472,855

		1,472,855
COMMUNICATIONS EQUIPMENT — 6.07%
Arista Networks Inc.[a]	36,697	9,708,191
ARRIS International PLC[a]	134,724	3,637,548
Ciena Corp.[a]	112,002	2,884,051
Cisco Systems Inc.	3,731,780	165,280,536
CommScope Holding Co. Inc.[a]	149,099	5,698,564
EchoStar Corp. Class Aa	37,078	1,948,078
F5 Networks Inc.[a]	47,996	7,827,668
Finisar Corp.[a,b]	87,883	1,369,217
InterDigital Inc./PA	26,790	1,994,515
Juniper Networks Inc.	266,823	6,561,178
Lumentum Holdings Inc.[a]	48,424	2,442,991
Motorola Solutions Inc.	125,537	13,787,729
NetScout Systems Inc.[a,b]	67,260	1,826,109
Palo Alto Networks Inc.[a]	71,219	13,710,370
Plantronics Inc.	25,517	1,662,433
ViaSat Inc.[a,b]	42,494	2,718,766
Viavi Solutions Inc.[a,b]	175,480	1,658,286

		244,716,230
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.48%
CenturyLink Inc.	753,870	14,006,905
Zayo Group Holdings Inc.[a,b]	144,471	5,244,297

		19,251,202
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.32%
CDW Corp./DE	118,804	8,469,537
SYNNEX Corp.	22,519	2,255,728
Tech Data Corp.[a]	26,797	2,043,272

		12,768,537
HEALTH CARE TECHNOLOGY — 0.73%
Allscripts Healthcare Solutions Inc.[a]	139,470	1,620,641
athenahealth Inc.[a]	31,203	3,821,432
Cerner Corp.[a]	244,601	14,248,008
Medidata Solutions Inc.[a,b]	45,964	3,279,991
Veeva Systems Inc. Class Aa	90,420	6,341,155

		29,311,227

Security	Shares	Value
HOUSEHOLD DURABLES — 0.12%
Garmin Ltd.	85,700	$5,028,019

		5,028,019
INTERNET SOFTWARE & SERVICES — 21.99%
Akamai Technologies Inc.[a,b]	131,954	9,454,504
Alphabet Inc. Class Aa	231,218	235,514,031
Alphabet Inc. Class C NVS[a]	235,771	239,856,911
Cars.com Inc.[a,b]	55,236	1,573,121
eBay Inc.[a]	729,106	27,618,535
Facebook Inc. Class Aa	1,855,944	319,222,368
GrubHub Inc.[a,b]	67,527	6,829,681
IAC/InterActiveCorp.[a]	59,131	9,587,500
j2 Global Inc.	38,104	3,024,696
LogMeIn Inc.	40,686	4,483,597
Pandora Media Inc.[a,b]	191,787	1,075,925
Twitter Inc.[a]	500,289	15,163,760
VeriSign Inc.[a,b]	64,822	7,611,399
Zillow Group Inc. Class Aa	37,230	1,800,815
Zillow Group Inc. Class C NVS[a,b]	81,045	3,929,872

		886,746,715
IT SERVICES — 4.91%
Amdocs Ltd.	111,482	7,497,164
Booz Allen Hamilton Holding Corp.	112,352	4,452,510
CACI International Inc. Class Aa	19,000	2,869,950
Cognizant Technology Solutions Corp. Class A	455,481	37,267,455
DXC Technology Co.	220,981	22,774,302
EPAM Systems Inc.[a]	38,684	4,423,515
Gartner Inc.[a,b]	70,373	8,535,541
International Business Machines Corp.	663,609	96,196,761
Leidos Holdings Inc.	110,491	7,096,837
Science Applications International Corp.	33,378	2,863,499
Teradata Corp.[a]	94,681	3,874,347

		197,851,881
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 19.17%
Advanced Micro Devices Inc.[a,b]	639,265	6,955,203
Analog Devices Inc.	286,459	25,022,194
Applied Materials Inc.	813,889	40,425,867
Broadcom Inc.	317,851	72,921,376
Cavium Inc.[a]	54,112	4,058,941
Cirrus Logic Inc.[a]	49,149	1,792,464

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® U.S. TECHNOLOGY ETF

April 30, 2018

Security	Shares	Value
Cree Inc.[a,b]	75,757	$2,827,251
Cypress Semiconductor Corp.	275,456	4,016,148
Entegris Inc.	109,190	3,515,918
Integrated Device Technology Inc.[a,b]	102,569	2,854,495
Intel Corp.	3,625,256	187,135,715
KLA-Tencor Corp.	121,433	12,354,593
Lam Research Corp.	126,227	23,359,569
Marvell Technology Group Ltd.	334,813	6,716,349
Maxim Integrated Products Inc.	218,141	11,888,685
Microchip Technology Inc.[b]	181,436	15,178,936
Micron Technology Inc.[a]	895,715	41,184,976
Microsemi Corp.[a]	90,838	5,876,310
MKS Instruments Inc.	42,286	4,330,086
Monolithic Power Systems Inc.	30,077	3,522,017
NVIDIA Corp.	468,653	105,400,060
ON Semiconductor Corp.[a]	329,380	7,272,710
Qorvo Inc.[a]	98,164	6,616,254
QUALCOMM Inc.	1,146,731	58,494,748
Semtech Corp.[a]	51,092	2,007,916
Silicon Laboratories Inc.[a]	32,879	3,054,459
Skyworks Solutions Inc.	141,236	12,253,635
Synaptics Inc.[a]	27,145	1,181,350
Teradyne Inc.	151,499	4,931,292
Texas Instruments Inc.	762,067	77,296,456
Universal Display Corp.	32,538	2,864,971
Versum Materials Inc.	84,000	2,955,120
Xilinx Inc.	197,191	12,667,550

		772,933,614
SOFTWARE — 27.40%
ACI Worldwide Inc.[a,b]	89,784	2,087,478
Adobe Systems Inc.[a]	380,794	84,383,950
ANSYS Inc.[a]	65,087	10,521,964
Aspen Technology Inc.[a]	55,498	4,869,949
Autodesk Inc.[a]	170,629	21,482,191
Blackbaud Inc.	37,144	3,898,634
CA Inc.	242,217	8,429,152
Cadence Design Systems Inc.[a]	219,185	8,780,551
CDK Global Inc.	98,161	6,404,024
Citrix Systems Inc.[a]	100,042	10,295,322
CommVault Systems Inc.[a]	32,380	2,264,981
Dell Technologies Inc. Class Va	154,182	11,065,642
Ellie Mae Inc.[a]	26,659	2,582,457
Fair Isaac Corp.[a]	23,408	4,053,797
FireEye Inc.[a,b]	135,353	2,443,122

Security	Shares	Value
Fortinet Inc.[a]	112,145	$6,208,347
Guidewire Software Inc.[a,b]	58,206	4,925,392
Intuit Inc.	188,468	34,827,002
Manhattan Associates Inc.[a,b]	52,255	2,250,100
Microsoft Corp.	5,964,475	557,797,702
Nuance Communications Inc.[a]	209,519	3,084,120
Oracle Corp.	2,340,854	106,906,802
Paycom Software Inc.[a,b]	36,891	4,213,321
Proofpoint Inc.[a]	38,857	4,582,795
PTC Inc.[a]	90,242	7,431,429
Red Hat Inc.[a]	137,091	22,354,058
salesforce.com Inc.[a]	531,541	64,311,146
ServiceNow Inc.[a,b]	133,776	22,225,545
Splunk Inc.[a]	109,393	11,229,191
SS&C Technologies Holdings Inc.	151,163	7,505,243
Symantec Corp.	480,514	13,353,484
Synopsys Inc.[a]	115,427	9,870,163
Tableau Software Inc. Class Aa	48,433	4,119,227
Tyler Technologies Inc.[a,b]	27,354	5,988,338
Ultimate Software Group Inc. (The)[a,b]	22,538	5,407,317
Verint Systems Inc.[a]	49,196	2,071,152
VMware Inc. Class Aa,b	52,578	7,006,544
Workday Inc. Class Aa,b	105,998	13,232,790

		1,104,464,422
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 18.68%
3D Systems Corp.[a,b]	87,775	881,261
Apple Inc.	3,930,477	649,550,629
Diebold Nixdorf Inc.	58,254	894,199
Electronics For Imaging Inc.[a,b]	35,242	976,203
Hewlett Packard Enterprise Co.	1,213,841	20,695,989
HP Inc.	1,268,423	27,258,410
NCR Corp.[a,b]	91,895	2,827,609
NetApp Inc.	207,260	13,799,371
Seagate Technology PLC	220,347	12,755,888
Western Digital Corp.	230,500	18,161,095
Xerox Corp.	166,291	5,229,852

		753,030,506

TOTAL COMMON STOCKS
(Cost: $3,181,332,344)		4,027,575,208

44	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. TECHNOLOGY ETF

April 30, 2018

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.81%

MONEY MARKET FUNDS — 1.81%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[c,d,e]	65,394,472	$65,401,012
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[c,d]	7,668,848	7,668,848

		73,069,860

TOTAL SHORT-TERM INVESTMENTS
(Cost: $73,063,320)		73,069,860

TOTAL INVESTMENTS IN SECURITIES — 101.72%
(Cost: $3,254,395,664)		4,100,645,068
Other Assets, Less Liabilities — (1.72)%		(69,273,247)

NET ASSETS — 100.00%		$4,031,371,821

NVS  —  Non-Voting Shares

[a]	Non-income producing security.
[b]	All or a portion of this security is on loan.
[c]	Affiliate of the Fund.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	92,564,009	—		(27,169,537)[b]	65,394,472	$65,401,012	$329,267	[c]	$(15,430)	$(13,592)
BlackRock Cash Funds: Treasury, SL Agency Shares	1,741,261	5,927,587	[b]	—	7,668,848	7,668,848	39,470		—	—

						$73,069,860	$368,737		$(15,430)	$(13,592)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® U.S. TECHNOLOGY ETF

April 30, 2018

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$4,027,575,208	$—	$—	$4,027,575,208
Money market funds	73,069,860	—	—	73,069,860

Total	$4,100,645,068	$—	$—	$4,100,645,068

See notes to financial statements.

46	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. UTILITIES ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.84%

ELECTRIC UTILITIES — 57.67%
ALLETE Inc.	39,869	$3,046,390
Alliant Energy Corp.	181,508	7,795,769
American Electric Power Co. Inc.	385,999	27,012,210
Duke Energy Corp.	549,253	44,028,120
Edison International	255,612	16,747,698
El Paso Electric Co.	31,943	1,630,690
Entergy Corp.	141,822	11,571,257
Eversource Energy	248,611	14,978,813
Exelon Corp.	757,107	30,042,006
FirstEnergy Corp.	350,735	12,065,284
Great Plains Energy Inc.	169,193	5,537,687
Hawaiian Electric Industries Inc.	85,329	2,960,063
IDACORP Inc.	39,516	3,674,988
NextEra Energy Inc.	369,048	60,490,658
PG&E Corp.	404,016	18,625,138
Pinnacle West Capital Corp.	87,712	7,060,816
PNM Resources Inc.	62,572	2,480,980
Portland General Electric Co.	69,857	2,967,525
PPL Corp.	544,513	15,845,328
Southern Co. (The)	790,944	36,478,337
Westar Energy Inc.	111,588	6,045,838
Xcel Energy Inc.	398,599	18,670,377

		349,755,972
GAS UTILITIES — 5.64%
Atmos Energy Corp.	87,051	7,563,861
National Fuel Gas Co.	67,285	3,455,085
New Jersey Resources Corp.	68,665	2,839,298
ONE Gas Inc.	40,971	2,856,498
South Jersey Industries Inc.	65,759	2,031,953
Southwest Gas Holdings Inc.	37,831	2,761,285
Spire Inc.	37,897	2,734,269
UGI Corp.	135,736	6,568,265
WGL Holdings Inc.	40,275	3,427,402

		34,237,916
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 3.35%
AES Corp./VA	518,185	6,342,584
NRG Energy Inc.	236,740	7,338,940
Vistra Energy Corp.[a]	291,081	6,651,201

		20,332,725

Security	Shares	Value
MULTI-UTILITIES — 30.37%
Ameren Corp.	190,357	$11,158,727
Avista Corp.	51,555	2,673,642
Black Hills Corp.	42,063	2,384,131
CenterPoint Energy Inc.	338,157	8,565,517
CMS Energy Corp.	221,572	10,455,983
Consolidated Edison Inc.	243,520	19,513,258
Dominion Energy Inc.	511,150	34,022,144
DTE Energy Co.	140,738	14,833,785
MDU Resources Group Inc.	153,212	4,315,982
NiSource Inc.	264,714	6,456,375
NorthWestern Corp.	38,805	2,131,947
Public Service Enterprise Group Inc.	396,011	20,651,974
SCANA Corp.	111,896	4,114,416
Sempra Energy	200,313	22,394,993
Vectren Corp.	65,142	4,577,528
WEC Energy Group Inc.	247,558	15,913,028

		184,163,430
WATER UTILITIES — 2.81%
American Water Works Co. Inc.	140,082	12,128,299
Aqua America Inc.	139,453	4,901,773

		17,030,072

TOTAL COMMON STOCKS
(Cost: $659,411,730)		605,520,115

SHORT-TERM INVESTMENTS — 0.17%

MONEY MARKET FUNDS — 0.17%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[b,c]	1,006,390	1,006,390

		1,006,390

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,006,390)		1,006,390

TOTAL INVESTMENTS IN SECURITIES — 100.01%
(Cost: $660,418,120)		606,526,505
Other Assets, Less Liabilities — (0.01)%		(40,095)

NET ASSETS — 100.00%		$606,486,410

[a]	Non-income producing security.
[b]	Affiliate of the Fund.
[c]	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® U.S. UTILITIES ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased	Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	4,647,583	—	(4,647,583)[b]	—	$—	$3,796	[c]	$113	$(90)
BlackRock Cash Funds: Treasury, SL Agency Shares	1,025,323	—	(18,933)[b]	1,006,390	1,006,390	9,571		—	—

					$1,006,390	$13,367		$113	$(90)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$605,520,115	$—	$—	$605,520,115
Money market funds	1,006,390	—	—	1,006,390

Total	$606,526,505	$—	$—	$606,526,505

See notes to financial statements.

48	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2018

	iShares Dow Jones U.S. ETF	iShares Transportation Average ETF	iShares U.S. Energy ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$729,705,904	$875,534,775	$1,298,093,407
Affiliated (Note 2)	16,008,740	5,656,349	18,209,023

Total cost of investments in securities	$745,714,644	$881,191,124	$1,316,302,430

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,118,954,407	$807,271,322	$1,087,040,349
Affiliated (Note 2)	18,774,579	5,656,789	18,210,685
Receivables:
Investment securities sold	—	5,359,143	—
Dividends and interest	918,504	5,622	711,512
Capital shares sold	—	—	12,042

Total Assets	1,138,647,490	818,292,876	1,105,974,588

LIABILITIES
Payables:
Investment securities purchased	—	6,084,381	259,763
Collateral for securities on loan (Note 1)	12,291,016	4,550,620	16,615,375
Capital shares redeemed	—	28,190	—
Investment advisory fees (Note 2)	186,008	280,557	359,219

Total Liabilities	12,477,024	10,943,748	17,234,357

NET ASSETS	$1,126,170,466	$807,349,128	$1,088,740,231

Net assets consist of:
Paid-in capital	$754,975,763	$907,292,325	$1,396,655,442
Undistributed net investment income	937,574	—	19,073
Accumulated net realized loss	(21,757,213)	(31,680,184)	(96,882,888)
Net unrealized appreciation (depreciation)	392,014,342	(68,263,013)	(211,051,396)

NET ASSETS	$1,126,170,466	$807,349,128	$1,088,740,231

Shares outstanding[b]	8,500,000	4,300,000	26,900,000

Net asset value per share	$132.49	$187.76	$40.47

[a]	Securities on loan with values of $11,863,151, $4,474,384 and $16,170,360, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2018

	iShares U.S. Healthcare ETF	iShares U.S. Technology ETF	iShares U.S. Utilities ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$1,736,683,241	$3,181,332,344	$659,411,730
Affiliated (Note 2)	30,609,158	73,063,320	1,006,390

Total cost of investments in securities	$1,767,292,399	$3,254,395,664	$660,418,120

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,799,407,708	$4,027,575,208	$605,520,115
Affiliated (Note 2)	30,611,903	73,069,860	1,006,390
Receivables:
Investment securities sold	35,755,496	—	—
Dividends and interest	1,513,142	496,982	270,505

Total Assets	1,867,288,249	4,101,142,050	606,797,010

LIABILITIES
Payables:
Investment securities purchased	37,640,302	2,865,146	99,909
Collateral for securities on loan (Note 1)	28,677,921	65,409,711	—
Capital shares redeemed	—	40,222	—
Investment advisory fees (Note 2)	634,100	1,455,150	210,691

Total Liabilities	66,952,323	69,770,229	310,600

NET ASSETS	$1,800,335,926	$4,031,371,821	$606,486,410

Net assets consist of:
Paid-in capital	$1,766,482,495	$3,234,522,085	$676,202,669
Undistributed net investment income	1,396,100	—	485,288
Accumulated net realized loss	(30,269,881)	(49,399,668)	(16,309,932)
Net unrealized appreciation (depreciation)	62,727,212	846,249,404	(53,891,615)

NET ASSETS	$1,800,335,926	$4,031,371,821	$606,486,410

Shares outstanding[b]	10,350,000	24,000,000	4,650,000

Net asset value per share	$173.95	$167.97	$130.43

[a]	Securities on loan with values of $27,728,733, $63,683,351 and $ —, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

50	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2018

	iShares Dow Jones U.S. ETF	iShares Transportation Average ETF	iShares U.S. Energy ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$21,205,694	$13,242,959	$36,120,373
Dividends — affiliated (Note 2)	134,768	10,315	11,428
Securities lending income — affiliated — net (Note 2)	114,281	49,913	99,012

Total investment income	21,454,743	13,303,187	36,230,813

EXPENSES
Investment advisory fees (Note 2)	2,254,571	3,788,974	4,691,938
Proxy fees	24,177	20,936	24,963

Total expenses	2,278,748	3,809,910	4,716,901

Net investment income	19,175,995	9,493,277	31,513,912

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,573,535	(6,779,513)	(50,616,390)
Investments — affiliated (Note 2)	(7,037)	(3,445)	(7,821)
In-kind redemptions — unaffiliated	63,574,361	118,011,943	1,401,866
In-kind redemptions — affiliated (Note 2)	319,264	—	—

Net realized gain (loss)	65,460,123	111,228,985	(49,222,345)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	48,142,659	388,848	126,176,674
Investments — affiliated (Note 2)	976,073	(47)	(3,032)

Net change in unrealized appreciation/depreciation	49,118,732	388,801	126,173,642

Net realized and unrealized gain	114,578,855	111,617,786	76,951,297

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$133,754,850	$121,111,063	$108,465,209

[a]	Net of foreign withholding tax of $1,243, $ — and $10,929, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2018

	iShares U.S. Healthcare ETF	iShares U.S. Technology ETF	iShares U.S. Utilities ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$31,298,291	$47,312,053	$24,821,177
Dividends — affiliated (Note 2)	20,768	39,470	9,571
Securities lending income — affiliated — net (Note 2)	166,266	329,267	3,796

Total investment income	31,485,325	47,680,790	24,834,544

EXPENSES
Investment advisory fees (Note 2)	8,466,674	16,590,784	3,231,176
Proxy fees	40,470	74,679	17,322

Total expenses	8,507,144	16,665,463	3,248,498

Net investment income	22,978,181	31,015,327	21,586,046

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(13,790,306)	(7,967,625)	(8,994,508)
Investments — affiliated (Note 2)	(6,125)	(15,430)	113
In-kind redemptions — unaffiliated	134,780,687	439,720,358	28,525,829

Net realized gain	120,984,256	431,737,303	19,531,434

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	58,790,704	296,212,399	(34,065,693)
Investments — affiliated (Note 2)	(9,563)	(13,592)	(90)

Net change in unrealized appreciation/depreciation	58,781,141	296,198,807	(34,065,783)

Net realized and unrealized gain (loss)	179,765,397	727,936,110	(14,534,349)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$202,743,578	$758,951,437	$7,051,697

See notes to financial statements.

52	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. ETF		iShares Transportation Average ETF
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$19,175,995	$17,941,736	$9,493,277	$8,132,816
Net realized gain	65,460,123	11,828,394	111,228,985	65,334,280
Net change in unrealized appreciation/depreciation	49,118,732	134,033,913	388,801	51,399,806

Net increase in net assets resulting from operations	133,754,850	163,804,043	121,111,063	124,866,902

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(19,044,585)	(18,010,104)	(9,873,738)	(8,584,148)

Total distributions to shareholders	(19,044,585)	(18,010,104)	(9,873,738)	(8,584,148)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	20,261,251	74,257,888	1,488,736,785	1,935,091,399
Cost of shares redeemed	(119,673,037)	(26,413,681)	(1,759,222,952)	(1,649,499,268)

Net increase (decrease) in net assets from capital share transactions	(99,411,786)	47,844,207	(270,486,167)	285,592,131

INCREASE (DECREASE) IN NET ASSETS	15,298,479	193,638,146	(159,248,842)	401,874,885

NET ASSETS
Beginning of year	1,110,871,987	917,233,841	966,597,970	564,723,085

End of year	$1,126,170,466	$1,110,871,987	$807,349,128	$966,597,970

Undistributed net investment income included in net assets at end of year	$937,574	$680,558	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	150,000	650,000	8,250,000	12,600,000
Shares redeemed	(950,000)	(250,000)	(9,850,000)	(10,700,000)

Net increase (decrease) in shares outstanding	(800,000)	400,000	(1,600,000)	1,900,000

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Energy ETF		iShares U.S. Healthcare ETF
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$31,513,912	$27,355,810	$22,978,181	$22,497,681
Net realized gain (loss)	(49,222,345)	(13,290,628)	120,984,256	20,613,874
Net change in unrealized appreciation/depreciation	126,173,642	(11,220,016)	58,781,141	130,548,641

Net increase in net assets resulting from operations	108,465,209	2,845,166	202,743,578	173,660,196

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(31,781,233)	(27,753,775)	(22,513,635)	(24,154,405)

Total distributions to shareholders	(31,781,233)	(27,753,775)	(22,513,635)	(24,154,405)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	442,825,205	744,590,274	458,301,611	643,518,210
Cost of shares redeemed	(589,894,431)	(809,559,508)	(749,581,753)	(690,074,440)

Net decrease in net assets from capital share transactions	(147,069,226)	(64,969,234)	(291,280,142)	(46,556,230)

INCREASE (DECREASE) IN NET ASSETS	(70,385,250)	(89,877,843)	(111,050,199)	102,949,561

NET ASSETS
Beginning of year	1,159,125,481	1,249,003,324	1,911,386,125	1,808,436,564

End of year	$1,088,740,231	$1,159,125,481	$1,800,335,926	$1,911,386,125

Undistributed net investment income included in net assets at end of year	$19,073	$—	$1,396,100	$931,554

SHARES ISSUED AND REDEEMED
Shares sold	11,550,000	18,900,000	2,650,000	4,250,000
Shares redeemed	(15,750,000)	(20,750,000)	(4,350,000)	(4,700,000)

Net decrease in shares outstanding	(4,200,000)	(1,850,000)	(1,700,000)	(450,000)

See notes to financial statements.

54	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Technology ETF		iShares U.S. Utilities ETF
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$31,015,327	$31,672,721	$21,586,046	$25,131,524
Net realized gain	431,737,303	187,187,468	19,531,434	42,209,275
Net change in unrealized appreciation/depreciation	296,198,807	665,112,454	(34,065,783)	5,477,996

Net increase in net assets resulting from operations	758,951,437	883,972,643	7,051,697	72,818,795

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(33,204,002)	(31,233,037)	(21,100,758)	(25,227,655)

Total distributions to shareholders	(33,204,002)	(31,233,037)	(21,100,758)	(25,227,655)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,133,083,249	1,103,058,373	400,077,963	504,457,483
Cost of shares redeemed	(1,219,692,757)	(957,278,403)	(581,215,346)	(815,999,744)

Net increase (decrease) in net assets from capital share transactions	(86,609,508)	145,779,970	(181,137,383)	(311,542,261)

INCREASE (DECREASE) IN NET ASSETS	639,137,927	998,519,576	(195,186,444)	(263,951,121)

NET ASSETS
Beginning of year	3,392,233,894	2,393,714,318	801,672,854	1,065,623,975

End of year	$4,031,371,821	$3,392,233,894	$606,486,410	$801,672,854

Undistributed net investment income included in net assets at end of year	$—	$539,726	$485,288	$—

SHARES ISSUED AND REDEEMED
Shares sold	7,150,000	9,200,000	2,900,000	4,000,000
Shares redeemed	(7,700,000)	(8,050,000)	(4,450,000)	(6,600,000)

Net increase (decrease) in shares outstanding	(550,000)	1,150,000	(1,550,000)	(2,600,000)

See notes to financial statements.

FINANCIAL STATEMENTS	55

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$119.45	$103.06	$105.32	$95.10	$80.50

Income from investment operations:
Net investment income[a]	2.19	2.01	1.92	1.77	1.57
Net realized and unrealized gain (loss)[b]	13.03	16.40	(2.11)	10.22	14.58

Total from investment operations	15.22	18.41	(0.19)	11.99	16.15

Less distributions from:
Net investment income	(2.18)	(2.02)	(2.07)	(1.77)	(1.55)

Total distributions	(2.18)	(2.02)	(2.07)	(1.77)	(1.55)

Net asset value, end of year	$132.49	$119.45	$103.06	$105.32	$95.10

Total return	12.81%	18.04%	(0.14)%	12.68%	20.23%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,126,170	$1,110,872	$917,234	$968,917	$889,168
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.70%	1.82%	1.88%	1.74%	1.78%
Portfolio turnover rate[c]	4%	4%	4%	4%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

56	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Transportation Average ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$163.83	$141.18	$153.92	$137.21	$110.07

Income from investment operations:
Net investment income[a]	1.91	1.54	1.50	1.24	1.24
Net realized and unrealized gain (loss)[b]	24.02	22.75	(12.63)	16.73	27.13

Total from investment operations	25.93	24.29	(11.13)	17.97	28.37

Less distributions from:
Net investment income	(2.00)	(1.64)	(1.61)	(1.26)	(1.23)

Total distributions	(2.00)	(1.64)	(1.61)	(1.26)	(1.23)

Net asset value, end of year	$187.76	$163.83	$141.18	$153.92	$137.21

Total return	15.88%	17.32%	(7.24)%	13.10%	25.91%

Ratios/Supplemental data:
Net assets, end of year (000s)	$807,349	$966,598	$564,723	$1,192,848	$857,587
Ratio of expenses to average net assets	0.43%	0.44%	0.44%	0.43%	0.45%
Ratio of net investment income to average net assets	1.07%	0.99%	1.05%	0.80%	1.00%
Portfolio turnover rate[c]	5%	5%	11%	22%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Energy ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$37.27	$37.91	$46.62	$53.49	$44.70

Income from investment operations:
Net investment income[a]	1.07	0.84	1.06	1.02	0.77
Net realized and unrealized gain (loss)[b]	3.25	(0.62)	(8.66)	(6.87)	8.77

Total from investment operations	4.32	0.22	(7.60)	(5.85)	9.54

Less distributions from:
Net investment income	(1.12)	(0.86)	(1.11)	(1.02)	(0.75)

Total distributions	(1.12)	(0.86)	(1.11)	(1.02)	(0.75)

Net asset value, end of year	$40.47	$37.27	$37.91	$46.62	$53.49

Total return	11.92%	0.52%	(16.20)%	(11.03)%	21.57%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,088,740	$1,159,125	$1,249,003	$2,219,116	$2,414,897
Ratio of expenses to average net assets	0.43%	0.44%	0.44%	0.43%	0.45%
Ratio of net investment income to average net assets	2.87%	2.17%	2.80%	2.04%	1.58%
Portfolio turnover rate[c]	6%	18%	15%	7%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Healthcare ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$158.62	$144.67	$151.70	$122.07	$99.61

Income from investment operations:
Net investment income[a]	1.99	1.81	1.70	1.45	1.37
Net realized and unrealized gain (loss)[b]	15.31	14.07	(5.63)	29.70	22.39

Total from investment operations	17.30	15.88	(3.93)	31.15	23.76

Less distributions from:
Net investment income	(1.97)	(1.93)	(3.10)	(1.52)	(1.30)

Total distributions	(1.97)	(1.93)	(3.10)	(1.52)	(1.30)

Net asset value, end of year	$173.95	$158.62	$144.67	$151.70	$122.07

Total return	10.93%	11.06%	(2.64)%	25.64%	23.99%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,800,336	$1,911,386	$1,808,437	$2,358,873	$2,703,810
Ratio of expenses to average net assets	0.43%	0.44%	0.44%	0.43%	0.45%
Ratio of net investment income to average net assets	1.16%	1.21%	1.13%	1.05%	1.21%
Portfolio turnover rate[c]	7%	6%	7%	8%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Technology ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$138.18	$102.30	$107.28	$90.83	$73.63

Income from investment operations:
Net investment income[a]	1.26	1.33	1.30	1.20	1.01
Net realized and unrealized gain (loss)[b]	29.88	35.87	(4.97)	16.47	17.18

Total from investment operations	31.14	37.20	(3.67)	17.67	18.19

Less distributions from:
Net investment income	(1.35)	(1.32)	(1.31)	(1.22)	(0.99)

Total distributions	(1.35)	(1.32)	(1.31)	(1.22)	(0.99)

Net asset value, end of year	$167.97	$138.18	$102.30	$107.28	$90.83

Total return	22.62%	36.57%	(3.45)%	19.53%	24.84%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,031,372	$3,392,234	$2,393,714	$2,869,743	$3,946,472
Ratio of expenses to average net assets	0.43%	0.44%	0.44%	0.43%	0.45%
Ratio of net investment income to average net assets	0.80%	1.11%	1.24%	1.18%	1.21%
Portfolio turnover rate[c]	15%	4%	8%	8%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Utilities ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$129.30	$121.09	$111.09	$108.15	$102.50

Income from investment operations:
Net investment income[a]	3.79	3.69	3.37	3.31	3.28
Net realized and unrealized gain[b]	0.84	8.46	11.18	3.11	5.60

Total from investment operations	4.63	12.15	14.55	6.42	8.88

Less distributions from:
Net investment income	(3.50)	(3.94)	(4.55)	(3.48)	(3.23)

Total distributions	(3.50)	(3.94)	(4.55)	(3.48)	(3.23)

Net asset value, end of year	$130.43	$129.30	$121.09	$111.09	$108.15

Total return	3.59%	10.16%	13.61%	5.97%	9.08%

Ratios/Supplemental data:
Net assets, end of year (000s)	$606,486	$801,673	$1,065,624	$649,849	$740,802
Ratio of expenses to average net assets	0.43%	0.44%	0.44%	0.43%	0.45%
Ratio of net investment income to average net assets	2.86%	2.96%	3.02%	2.96%	3.38%
Portfolio turnover rate[c]	5%	9%	6%	3%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Dow Jones U.S.	Diversified
Transportation Average	Non-diversified
U.S. Energy	Non-diversified
U.S. Healthcare	Non-diversified
U.S. Technology	Non-diversified
U.S. Utilities	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

62	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2018 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of April 30, 2018 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

64	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of April 30, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Dow Jones U.S.
Barclays Capital Inc.	$392,464	$392,464	$—
BMO Capital Markets	42,333	42,333	—
BNP Paribas Prime Brokerage International Ltd.	643	643	—
BNP Paribas Securities Corp.	451,032	451,032	—
Citigroup Global Markets Inc.	228,153	228,153	—
Credit Suisse Securities (USA) LLC	608,565	608,565	—
Deutsche Bank Securities Inc.	498,313	498,313	—
Goldman Sachs & Co.	1,241,461	1,241,461	—
HSBC Bank PLC	157,208	151,909	(5,299)
Jefferies LLC	1,012,210	1,012,210	—
JPMorgan Securities LLC	844,672	844,672	—
Merrill Lynch, Pierce, Fenner & Smith	237,877	237,877	—
Mizuho Securities USA Inc.	161,577	161,577	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,555,172	2,555,172	—
National Financial Services LLC	16,471	16,471	—
SG Americas Securities LLC	66,400	66,400	—
State Street Bank & Trust Company	485,795	485,795	—
UBS AG	1,586,678	1,586,678	—
Wells Fargo Securities LLC	1,276,127	1,276,127	—

	$11,863,151	$11,857,852	$(5,299)

Transportation Average
Goldman Sachs & Co.	$699,460	$699,460	$—
Scotia Capital (USA) Inc.	3,774,924	3,774,924	—

	$4,474,384	$4,474,384	$—

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
U.S. Energy
Barclays Capital Inc.	$659,340	$659,340	$—
BNP Paribas Securities Corp.	5,581,432	5,581,432	—
Citigroup Global Markets Inc.	76,546	76,546	—
Deutsche Bank Securities Inc.	233,436	233,436	—
Goldman Sachs & Co.	1,730,348	1,730,348	—
HSBC Bank PLC	687,517	687,517	—
JPMorgan Securities LLC	3,891,308	3,891,308	—
Merrill Lynch, Pierce, Fenner & Smith	81,898	81,898	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	3,228,535	3,228,535	—

	$16,170,360	$16,170,360	$—

U.S. Healthcare
Barclays Capital Inc.	$121,600	$121,600	$—
BNP Paribas Prime Brokerage International Ltd.	35,910	35,910	—
Citigroup Global Markets Inc.	5,187,393	5,187,393	—
Credit Suisse Securities (USA) LLC	1,127,532	1,127,532	—
Deutsche Bank Securities Inc.	2,180,420	2,103,424	(76,996)
Goldman Sachs & Co.	6,365,595	6,365,595	—
HSBC Bank PLC	2,781,316	2,781,316	—
JPMorgan Securities LLC	4,288,473	4,288,473	—
Merrill Lynch, Pierce, Fenner & Smith	170,150	170,150	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	4,036,953	4,036,953	—
SG Americas Securities LLC	607,278	607,278	—
State Street Bank & Trust Company	303,508	303,508	—
UBS AG	522,605	522,605	—

	$27,728,733	$27,651,737	$(76,996)

U.S. Technology
Barclays Capital Inc.	$353,133	$353,133	$—
Citigroup Global Markets Inc.	19,498,039	19,498,039	—
Credit Suisse Securities (USA) LLC	4,551,794	4,551,794	—
Deutsche Bank Securities Inc.	7,066,829	7,066,829	—
Goldman Sachs & Co.	11,431,166	11,431,166	—
JPMorgan Securities LLC	1,548,085	1,548,085	—
Merrill Lynch, Pierce, Fenner & Smith	7,133,712	7,133,712	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	7,125,946	7,125,946	—
Nomura Securities International Inc.	324,520	324,520	—
Scotia Capital (USA) Inc.	1,299,083	1,299,083	—
SG Americas Securities LLC	3,654	3,654	—
State Street Bank & Trust Company	1,365,627	1,365,627	—
Wells Fargo Securities LLC	1,981,763	1,981,763	—

	$63,683,351	$63,683,351	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

66	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Dow Jones U.S. ETF, BFA is entitled to an annual investment advisory fee of 0.20%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to each of the iShares Transportation Average, iShares U.S. Energy, iShares U.S. Healthcare, iShares U.S. Technology and iShares U.S. Utilities ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion, up to and including $30 billion
0.34	Over $30 billion, up to and including $40 billion
0.33	Over $40 billion, up to and including $50 billion
0.31	Over $50 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended April 30, 2018, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Dow Jones U.S.	$52,232
Transportation Average	25,981
U.S. Energy	47,846
U.S. Healthcare	81,527
U.S. Technology	161,742
U.S. Utilities	2,027

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Dow Jones U.S.	$7,244,385	$4,645,003
U.S. Energy	8,229,664	13,467,438
U.S. Healthcare	57,048,661	68,183,334
U.S. Technology	28,770,707	30,017,523
U.S. Utilities	6,282,665	6,715,013

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends — affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2018 were as follows:

iShares ETF	Purchases	Sales
Dow Jones U.S.	$52,962,365	$44,229,713
Transportation Average	47,348,008	48,720,768
U.S. Energy	69,111,386	69,418,276
U.S. Healthcare	152,377,784	145,281,469
U.S. Technology	574,016,317	571,726,928
U.S. Utilities	38,944,280	37,350,289

68	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended April 30, 2018 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Dow Jones U.S.	$20,191,579	$118,814,484
Transportation Average	1,486,312,408	1,755,670,417
U.S. Energy	441,337,538	587,198,146
U.S. Healthcare	457,423,162	745,138,806
U.S. Technology	1,130,240,714	1,216,927,696
U.S. Utilities	397,848,417	579,768,250

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2018, attributable to the characterization of corporate actions, the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Dow Jones U.S.	$34,378,470	$125,606	$(34,504,076)
Transportation Average	109,135,915	380,461	(109,516,376)
U.S. Energy	(93,356,796)	286,394	93,070,402
U.S. Healthcare	118,549,648	—	(118,549,648)
U.S. Technology	401,982,836	1,648,949	(403,631,785)
U.S. Utilities	4,801,140	—	(4,801,140)

70	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended April 30, 2018 and April 30, 2017 was as follows:

iShares ETF	2018	2017
Dow Jones U.S.
Ordinary income	$19,044,585	$18,010,104

Transportation Average
Ordinary income	$9,873,738	$8,584,148

U.S. Energy
Ordinary income	$31,781,233	$27,753,775

U.S. Healthcare
Ordinary income	$22,513,635	$24,154,405

U.S. Technology
Ordinary income	$33,204,002	$31,233,037

U.S. Utilities
Ordinary income	$21,100,758	$25,227,655

As of April 30, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Dow Jones U.S.	$932,063	$(2,653,096)	$372,915,736	$371,194,703
Transportation Average	—	(27,866,718)	(72,076,479)	(99,943,197)
U.S. Energy	19,073	(66,443,550)	(241,490,734)	(307,915,211)
U.S. Healthcare	1,396,100	(13,876,434)	46,333,765	33,853,431
U.S. Technology	—	(15,418,116)	812,267,852	796,849,736
U.S. Utilities	485,288	(15,051,981)	(55,149,566)	(69,716,259)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of partnership income and the characterization of corporate actions.

As of April 30, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2019	Total
Dow Jones U.S.	$—	$2,653,096	$2,653,096
Transportation Average	23,015,684	4,851,034	27,866,718
U.S. Energy	55,658,360	10,785,190	66,443,550
U.S. Healthcare	11,633,268	2,243,166	13,876,434
U.S. Technology	9,036,658	6,381,458	15,418,116
U.S. Utilities	9,554,854	5,497,127	15,051,981

[a]	Must be utilized prior to losses subject to expiration.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended April 30, 2018, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Dow Jones U.S.	$2,688,353
U.S. Healthcare	1,546,427
U.S. Technology	21,110,852

As of April 30, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S.	$764,813,250	$432,422,524	$(59,506,788)	$372,915,736
Transportation Average	885,004,590	2,916,165	(74,992,644)	(72,076,479)
U.S. Energy	1,346,741,768	51,191,900	(292,682,634)	(241,490,734)
U.S. Healthcare	1,783,685,846	245,622,391	(199,288,626)	46,333,765
U.S. Technology	3,288,377,216	926,673,727	(114,405,875)	812,267,852
U.S. Utilities	661,676,071	12,822,028	(67,971,594)	(55,149,566)

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

72	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Dow Jones U.S. ETF received proceeds of $118,354 in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject to appeals in multiple appellate courts. The outcome of these appeals could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Dow Jones U.S. ETF, iShares Transportation Average ETF,

iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF and

iShares U.S. Utilities ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Dow Jones U.S. ETF, iShares Transportation Average ETF, iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF and iShares U.S. Utilities ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations for the year ended April 30, 2018, the statements of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2018 and each of the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

74	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2018:

iShares ETF	Qualified Dividend Income
Dow Jones U.S.	$20,033,223
Transportation Average	12,734,296
U.S. Energy	35,974,398
U.S. Healthcare	31,199,409
U.S. Technology	47,052,360
U.S. Utilities	24,727,744

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended April 30, 2018 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Dow Jones U.S.	96.73%
Transportation Average	100.00
U.S. Energy	88.17
U.S. Healthcare	100.00
U.S. Technology	100.00
U.S. Utilities	100.00

TAX INFORMATION	75

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Dow Jones U.S.	$2.140462	$—	$0.035253	$2.175715	98%	—%	2%	100%
U.S Healthcare	1.973108	—	—	1.973108	100	—	—	100
U.S. Utilities	3.501284	—	—	3.501284	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

76	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	554	41.97%
At NAV	205	15.53
Less than 0.0% and Greater than –0.5%	561	42.50

	1,320	100.00%

iShares Transportation Average ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	5	0.38%
Greater than 0.0% and Less than 0.5%	550	41.66
At NAV	285	21.59
Less than 0.0% and Greater than –0.5%	476	36.05
Less than –0.5% and Greater than –1.0%	1	0.08
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	1	0.08

	1,320	100.00%

iShares U.S. Energy ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	532	40.30%
At NAV	236	17.88
Less than 0.0% and Greater than –0.5%	552	41.82

	1,320	100.00%

SUPPLEMENTAL INFORMATION	77

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares U.S. Healthcare ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	572	43.33%
At NAV	293	22.20
Less than 0.0% and Greater than –0.5%	455	34.47

	1,320	100.00%

iShares U.S. Technology ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	548	41.52%
At NAV	282	21.36
Less than 0.0% and Greater than –0.5%	490	37.12

	1,320	100.00%

iShares U.S. Utilities ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	419	31.74%
At NAV	318	24.09
Less than 0.0% and Greater than –0.5%	583	44.17

	1,320	100.00%

78	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 357 funds (as of April 30, 2018) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as members of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (61)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	79

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

80	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	81

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

82	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

GENERAL INFORMATION	83

Notes:

84	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	85

Notes:

86	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-401-0418

APRIL 30, 2018

2018 ANNUAL REPORT

iShares Trust

➢	iShares U.S. Basic Materials ETF | IYM | NYSE Arca
➢	iShares U.S. Consumer Goods ETF | IYK | NYSE Arca
➢	iShares U.S. Consumer Services ETF | IYC | NYSE Arca
➢	iShares U.S. Financial Services ETF | IYG | NYSE Arca
➢	iShares U.S. Financials ETF | IYF | NYSE Arca
➢	iShares U.S. Industrials ETF | IYJ | Cboe BZX
➢	iShares MSCI KLD 400 Social ETF | DSI | NYSE Arca
➢	iShares MSCI USA ESG Select ETF | SUSA | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. EQUITY MARKET OVERVIEW

U.S. stocks advanced for the 12 months ended April 30, 2018 (“reporting period”). The Russell 3000® Index, a broad measure of U.S. equity market performance, returned 13.05% for the reporting period.

An improving U.S. economy was one contributing factor to the positive performance of U.S. stocks during the reporting period. The final nine months of 2017 featured the strongest three consecutive quarters of U.S. economic growth in more than 12 years. Key economic drivers included a meaningful increase in manufacturing activity and the lowest unemployment rate since December 2000. The healthy job market contributed to a recovery in wages.

Another beneficial factor for the U.S. equity market during the reporting period was U.S. income tax reform legislation. Passed in December 2017, the tax reform legislation included a steep reduction in corporate tax rates, which translated directly into higher corporate profits, and a modest decrease in individual tax rates. In addition, tax reform incentivized companies to repatriate cash held outside of the U.S., raising expectations for capital spending, acquisitions, dividends, and stock repurchases by U.S. companies. However, the tax changes also led to concerns about reduced government tax revenues and higher federal budget deficits.

The stronger economy and tax code changes contributed to record corporate profit growth across virtually all sectors of the U.S. stock market. Deregulation in selected segments of the economy and a recovery in commodities prices also benefited corporate earnings. In addition, there was a significant international element to increases in corporate profits, as the sectors that posted the largest gains in profitability (energy, materials, and information technology) were also those with the largest exposure to improving global economic activity.

After rising steadily for much of the reporting period, reaching record highs in January 2018, stocks declined during the last three months as market volatility increased markedly, largely related to expectations of higher interest rates and inflation. Increases in interest rates lead to higher borrowing costs for companies, consumers, and the U.S. government, which can have a negative impact on economic growth, corporate profits, and stock prices. Higher inflation prompted the U.S. Federal Reserve Bank (“Fed”) to increase the short-term interest rate target to its highest level in a decade, leading to a four-year high for U.S. Treasury bond yields. The Fed also began to reduce its balance sheet in October 2017. The interest rate increases and balance sheet reduction were part of the Fed’s plan to gradually reverse the unprecedented economic stimulus measures, implemented in response to the 2008 credit crisis, and re-establish more normal monetary policy conditions.

Geopolitical issues also weighed on the U.S. equity market late in the reporting period. In addition to ongoing geopolitical turmoil in North Korea and the Middle East, the U.S. government announced plans to implement tariffs on steel, aluminum, and some Chinese products, leading to fears of a broader trade war and corresponding economic disruption.

For the reporting period, large-capitalization stocks outperformed mid- and small-capitalization equities, while growth-oriented stocks outperformed value-oriented equities across all market capitalizations. Consequently, large-capitalization growth stocks were the best-performing segment of the market, largely due to the significant outperformance of information technology companies, which benefited from strengthening international demand and an ongoing shift toward e-commerce, digital advertising, cloud computing, mobile devices, and streaming services. In contrast, the underperforming value-oriented stocks tended to be those with less international business and little or no exposure to these technological trends.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® U.S. BASIC MATERIALS ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.74%	10.78%	11.06%	10.74%	10.78%	11.06%
5 Years	8.72%	8.73%	9.16%	51.92%	51.96%	54.98%
10 Years	3.87%	3.88%	4.29%	46.20%	46.30%	52.27%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$986.10	$2.07	$1,000.00	$1,022.70	$2.11	0.42%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

6	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. BASIC MATERIALS ETF

The iShares U.S. Basic Materials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the basic materials sector, as represented by the Dow Jones U.S. Basic Materials IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 10.74%, net of fees, while the total return for the Index was 11.06%.

Materials stocks benefited from increased demand for raw materials as global economic growth improved, pushing commodities prices higher. The Thomson Reuters/CoreCommodity CRB Index, a broad measure of commodities prices, rose by more than 10% for the reporting period. Prices for many basic materials rose, including precious metals, such as gold; base metals, including copper and aluminum; and paper and pulp products. Prices for crude oil, gasoline, and heating oil also increased, ending the reporting period significantly higher. In addition, prices for many agricultural commodities advanced, particularly in early 2018 amid strong demand and weather-related shortages.

From an industry perspective, chemicals companies were the leading contributors to the Index’s return for the reporting period. The chemicals industry benefited from improving global economic growth and strength in several key end markets, including commercial construction, electronics, and automotive manufacturing. Chemicals companies also benefited from a recovery in the energy sector, another important end market.

The metals and mining industry was another significant contributor to the Index’s performance. Metals stocks were the beneficiaries of strong demand for industrial metals ranging from cobalt and lithium, which are key components in electric vehicle batteries, to palladium and rhodium, which are used in emissions control systems for gasoline-powered vehicles. Other metals prices, such as steel and aluminum, were very volatile amid uncertainty around U.S. trade tariffs and potential retaliation from U.S. trading partners. Ultimately, steel and aluminum prices finished the reporting period higher. Consequently, steel, copper, and aluminum stocks all contributed to the Index’s return, as did gold mining stocks, which benefited from improved supply and demand and higher prices for the precious metal. With such strong commodities price performances during the reporting period, no industry detracted from the Index’s return.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*

Chemicals	82.07%
Metals & Mining	16.91
Paper & Forest Products	0.89
Oil, Gas & Consumable Fuels	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/18

Security	Percentage of Total Investments*

DowDuPont Inc.	22.37%
Monsanto Co.	8.36
Praxair Inc.	6.63
Ecolab Inc.	5.70
Air Products & Chemicals Inc.	5.38
LyondellBasell Industries NV Class A	4.71
PPG Industries Inc.	4.08
Newmont Mining Corp.	3.18
Freeport-McMoRan Inc.	3.10
Nucor Corp.	2.97

TOTAL	66.48%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® U.S. CONSUMER GOODS ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.41)%	(2.44)%	(2.02)%	(2.41)%	(2.44)%	(2.02)%
5 Years	7.68%	7.68%	8.13%	44.78%	44.75%	47.83%
10 Years	8.96%	8.96%	9.43%	135.86%	135.89%	146.33%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$954.60	$2.04	$1,000.00	$1,022.70	$2.11	0.42%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

8	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. CONSUMER GOODS ETF

The iShares U.S. Consumer Goods ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the consumer goods sector, as represented by the Dow Jones U.S. Consumer Goods IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was -2.41%, net of fees, while the total return for the Index was -2.02%.

Despite a growing economy and steadily rising consumer spending, cost pressure and intense competition weighed on consumer goods stocks for the reporting period. Higher interest rates and rising inflation expectations led to concerns that consumer goods companies’ costs would increase faster than they could raise prices. In addition, competition from lower-cost producers limited the ability of companies to pass costs on to consumers, which weakened profitability.

Structural changes in the U.S. consumer market also affected consumer goods companies. Consolidation has given retailers more market power when they purchase consumer goods from manufacturers. The continued growth of online retailing, with its emphasis on low prices, also weighed on the earnings of consumer goods companies. Lower barriers to entry, flexible production, and online marketing have made it easier for new, smaller entrants to gain market share.

From an industry perspective, tobacco companies detracted the most from the Index’s performance, reflecting an ongoing consumer shift away from tobacco products. Smoking rates continued to fall, which affected sales of cigarettes and alternative tobacco products. Regulatory action also negatively impacted tobacco stocks, particularly several adverse decisions by the U.S. Food and Drug Administration. Within the food products industry, packaged foods and meats companies also struggled as higher costs weighed on the industry.

Household products stocks also detracted meaningfully from the Index’s return. Shifting preferences and eroding brand loyalty worked against companies in this industry, with consumers increasingly willing to switch brands for lower prices. Packaged foods and meats companies also struggled as higher costs weighed on the industry.

On the upside, consumer durables such as apparel accessories and luxury goods and footwear companies contributed to the Index’s performance, with makers of high-end consumer goods benefiting from expansion into foreign markets and increased sales to younger consumers. Auto components manufacturers and home entertainment software producers were also contributors to the Index’s return.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*

Food, Beverage & Tobacco	47.12%
Household & Personal Products	17.69
Consumer Durables & Apparel	16.09
Automobiles & Components	11.27
Software & Services	4.78
Capital Goods	1.38
Retailing	0.90
Diversified Financials	0.37
Food & Staples Retailing	0.24
Commercial & Professional Services	0.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/18

Security	Percentage of Total Investments*

Procter & Gamble Co. (The)	8.90%
Coca-Cola Co. (The)	8.09
PepsiCo Inc.	7.00
Philip Morris International Inc.	6.21
Altria Group Inc.	5.20
NIKE Inc. Class B	4.33
Mondelez International Inc. Class A	2.87
Colgate-Palmolive Co.	2.78
Activision Blizzard Inc.	2.46
General Motors Co.	2.26

TOTAL	50.10%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® U.S. CONSUMER SERVICES ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.35%	13.32%	13.67%	13.35%	13.32%	13.67%
5 Years	14.26%	14.26%	14.73%	94.75%	94.73%	98.74%
10 Years	13.18%	13.17%	13.64%	244.76%	244.65%	259.14%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,127.60	$2.22	$1,000.00	$1,022.70	$2.11	0.42%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

10	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. CONSUMER SERVICES ETF

The iShares U.S. Consumer Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the consumer services sector, as represented by the Dow Jones U.S. Consumer Services IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 13.35%, net of fees, while the total return for the Index was 13.67%.

Consumer services stocks benefited from a continued increase in consumer spending during the reporting period. Steady economic growth and relatively low inflation created conditions favorable for spending as wages rose and unemployment declined. Optimism about employment rates and federal tax cuts made consumers more likely to spend, which was evidenced by the highest measure of consumer confidence in 17 years. Reflecting an ongoing shift toward a more service-based economy, the increase in consumer spending was stronger in services than goods, providing an additional boost to consumer services stocks.

The retail industry was the principal contributor to the Index’s return, with internet and direct marketing retail stocks providing the most significant contribution. Online retailers were bolstered by record spending over the holiday season, benefiting in particular from increased mobile device purchases. Investments in web services, distribution, and mobile technology helped the industry gain relative to traditional retailers.

Benefiting from the improving economy, the hotels, restaurants, and leisure industry was a solid contributor to the Index’s performance. Restaurant stocks performed well; sales increased following a long downturn and are expected to continue improving as the effects of the tax bill become widespread. Increased spending on travel benefited hotels, resorts, and cruise line companies. Reflecting this increase in purchasing, two important indicators of the hotel segment’s health, occupancy and average daily rate, improved during the reporting period.

On the downside, the media industry detracted meaningfully from the Index’s return, with cable and satellite companies the primary detractors. Traditional cable companies lost subscribers to online streaming services at an accelerating rate. Although cable companies have benefited from increased sales of broadband services, investors were concerned that cable subscription losses would exceed any gain received from the broadband expansion.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*

Retailing	46.71%
Media	20.04
Consumer Services	17.03
Food & Staples Retailing	9.99
Transportation	3.58
Commercial & Professional Services	1.33
Health Care Equipment & Services	1.05
Software & Services	0.17
Capital Goods	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/18

Security	Percentage of Total Investments*

Amazon.com Inc.	18.47%
Home Depot Inc. (The)	6.16
Walt Disney Co. (The)	4.49
Comcast Corp. Class A	4.34
Netflix Inc.	4.04
McDonald’s Corp.	3.98
Walmart Inc.	3.83
Booking Holdings Inc.	3.17
Costco Wholesale Corp.	2.58
Starbucks Corp.	2.41

TOTAL	53.47%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® U.S. FINANCIAL SERVICES ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.53%	22.53%	23.09%	22.53%	22.53%	23.09%
5 Years	15.89%	15.90%	16.38%	109.00%	109.12%	113.46%
10 Years	5.00%	5.01%	5.39%	62.95%	63.12%	69.03%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,067.20	$2.15	$1,000.00	$1,022.70	$2.11	0.42%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

12	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. FINANCIAL SERVICES ETF

The iShares U.S. Financial Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financial services sector, as represented by the Dow Jones U.S. Financial Services IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 22.53%, net of fees, while the total return for the Index was 23.09%.

Banks were the most significant contributors to the Index’s return for the reporting period despite tepid demand for new loans. Rising interest rates served as a catalyst for growth, increasing banks’ net interest margins (the difference between the interest rate paid to depositors and the interest rate earned on loans and investments). In the fourth quarter of 2017, the net interest margin for U.S. banks as a whole rose to a five-year high.

Banks also benefited from the corporate tax cut, which increased their profitability and provided additional cash flows for acquisitions, stock buybacks, and higher dividends. Late in the reporting period, the Senate passed legislation to ease requirements in a portion of the 2010 Dodd-Frank financial reform law. The Senate bill would change the threshold for required Fed oversight and capital constraints from $50 billion to $250 billion in assets, reducing the number of banks subject to Fed scrutiny. Many financial companies anticipated that the Senate bill would eventually be signed into law, which led to increased merger and acquisition (“M&A”) activity among regional banks during the reporting period.

Gains in the capital markets industry, another solid contributor to the Index’s return, were led by investment banking and brokerage companies. Investment banks benefited from growing M&A activity, which grew by 67% year-over-year in the first quarter of 2018, the strongest first quarter on record. An increase in initial public offerings, which reached a three-year high in the first quarter of 2018, was also positive for investment banks. Brokerage companies benefited from increased trading volumes, which accompanied the rising stock market.

IT services companies also contributed meaningfully to the Index’s return. Within the industry, credit card companies benefited from increased e-commerce spending, as well as declining costs for card acceptance internationally. The consumer finance industry, which is expected to be a beneficiary of the banking regulation rollback, was also a notable contributor to the Index’s performance.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*
Banks	54.66%
Diversified Financials	32.23
Software & Services	12.78
Insurance	0.33

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/18

Security	Percentage of Total Investments*
JPMorgan Chase & Co.	12.13%
Bank of America Corp.	9.30
Visa Inc. Class A	7.43
Wells Fargo & Co.	7.41
Citigroup Inc.	5.70
Mastercard Inc.	5.35
Goldman Sachs Group Inc. (The)	2.74
U.S. Bancorp.	2.57
Morgan Stanley	2.32
American Express Co.	2.31

TOTAL	57.26%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® U.S. FINANCIALS ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.21%	15.21%	15.64%	15.21%	15.21%	15.64%
5 Years	12.90%	12.91%	13.37%	83.45%	83.54%	87.26%
10 Years	4.94%	4.95%	5.33%	62.01%	62.07%	68.08%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,034.50	$2.12	$1,000.00	$1,022.70	$2.11	0.42%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

14	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. FINANCIALS ETF

The iShares U.S. Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financials sector, as represented by the Dow Jones U.S. Financials IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 15.21%, net of fees, while the total return for the Index was 15.64%.

Banks were the largest contributors to the Index’s return during the reporting period despite tepid demand for new loans. Rising interest rates increased banks’ net interest margins (the difference between the interest rate paid to depositors and the interest rate earned on loans and investments), while corporate tax cuts increased profitability and provided additional cash flows for acquisitions, stock buybacks, and higher dividends. Late in the reporting period, the Senate passed legislation to ease requirements in a portion of the 2010 Dodd-Frank financial reform law. Most notably, the Senate bill would change the asset threshold for required Fed oversight and capital constraints, reducing the number of banks subject to Fed scrutiny.

The capital markets industry contributed significantly to the Index’s performance. Investment banks benefited from growing merger and acquisition activity, which increased by 67% year-over-year in the first quarter of 2018. An increase in initial public offerings, which reached a three-year high in the first quarter of 2018, was also positive for investment banks. Brokerage companies benefited from increased trading volumes.

IT services companies also contributed meaningfully to the Index’s return. Credit card companies benefited from increased e-commerce spending, as well as declining costs for card acceptance internationally.

The insurance industry contributed notably to the Index’s performance. Rising interest rates benefited insurance stocks, enabling insurers to earn higher investment income on the premiums they hold. For property and casualty insurance companies, federal tax reform closed an important loophole, which would create more equal tax treatment for U.S. insurers.

On the downside, real estate investment trusts (REITs) detracted from the Index’s return amid rising interest rates, which increased borrowing costs for REITs and made their relatively high dividend yields less attractive compared with bond yields. This was especially true in early 2018, when U.S. interest rates rose sharply in anticipation of stronger domestic economic growth and rising inflation. In addition, commercial property transaction volumes declined in 2017 for the second consecutive year.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*

Banks	32.52%
Diversified Financials	27.44
Real Estate	18.05
Insurance	14.13
Software & Services	7.60
Commercial & Professional Services	0.26

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/18

Security	Percentage of Total Investments*

JPMorgan Chase & Co.	7.21%
Berkshire Hathaway Inc. Class B	7.21
Bank of America Corp.	5.53
Visa Inc. Class A	4.42
Wells Fargo & Co.	4.41
Citigroup Inc.	3.39
Mastercard Inc. Class A	3.18
Goldman Sachs Group Inc. (The)	1.63
U.S. Bancorp.	1.53
Morgan Stanley	1.38

TOTAL	39.89%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® U.S. INDUSTRIALS ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.57%	11.57%	12.08%	11.57%	11.57%	12.08%
5 Years	13.40%	13.41%	13.91%	87.55%	87.61%	91.78%
10 Years	8.97%	8.98%	9.44%	136.11%	136.25%	146.38%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,007.10	$2.09	$1,000.00	$1,022.70	$2.11	0.42%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

16	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. INDUSTRIALS ETF

The iShares U.S. Industrials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the industrials sector, as represented by the Dow Jones U.S. Industrials IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 11.57%, net of fees, while the total return for the Index was 12.08%.

U.S. industrials stocks benefited from rising prices for oil and coal, which helped drive production increases in these industries, pushing U.S. manufacturing activity to a seven-year high during the reporting period. Outside of energy-related companies, the manufacturers of electrical equipment, appliances, and components saw significant increases in production; industrial capacity utilization rose to a three-year high, signifying a decrease in the slack, or idle, capacity at U.S. factories.

From an industry perspective, producers of capital goods were the largest contributors to the Index’s return for the reporting period. Within the capital goods industry, the leading contributors were aerospace and defense stocks, which benefited from growing global demand for aircraft amid a sharp increase in air travel. Machinery companies were also significant contributors to the Index’s performance, benefiting from increased demand for heavy mining machinery and equipment. In contrast, the industrial conglomerates industry was the only significant detractor from the Index’s performance as a leading company reduced its dividend in response to a decline in cash flow.

Another solid contributor to the Index’s return was the software and services industry, led by the data processing and outsourced services industry, which includes companies that process payments and other electronic data. These companies benefited from increases in economic growth and transaction volumes, as well as taking a larger share of existing transactions. The information technology consulting and other services industry was also a notable contributor, reflecting strong spending by cloud computing companies.

Transportation stocks were significant contributors to the Index’s return as well. Railroads stocks benefited from higher revenues as coal shipments increased, while trucking stocks benefited from increased merger activity. Companies that provide air freight and logistics services were also meaningful contributors as global air traffic increased by more than 7% in 2017 and air freight grew by 9%.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*

Capital Goods	56.72%
Software & Services	14.62
Transportation	12.81
Materials	5.65
Technology Hardware & Equipment	5.30
Commercial & Professional Services	4.65
Pharmaceuticals, Biotechnology & Life Sciences	0.25

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/18

Security	Percentage of Total Investments*

Boeing Co. (The)	5.61%
General Electric Co.	3.71
3M Co.	3.52
Honeywell International Inc.	3.31
Union Pacific Corp.	3.20
Accenture PLC Class A	2.83
United Technologies Corp.	2.72
Caterpillar Inc.	2.62
PayPal Holdings Inc.	2.56
Lockheed Martin Corp.	2.42

TOTAL	32.50%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI KLD 400 SOCIAL ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.99%	12.99%	13.57%	12.99%	12.99%	13.57%
5 Years	12.14%	12.15%	12.71%	77.33%	77.41%	81.86%
10 Years	8.87%	8.88%	9.42%	133.90%	134.05%	145.91%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,038.20	$2.32	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

18	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

The iShares MSCI KLD 400 Social ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI KLD 400 Social Index (the “Index”). The Index excludes companies involved in tobacco, alcohol, gambling, military weapons, sales of civilian firearms, nuclear power, adult entertainment and GMOs. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 12.99%, net of fees, while the total return for the Index was 13.57%.

Strong sales of software, cloud-based services, and hardware boosted the performance of information technology companies with positive ESG characteristics, the largest contributors to the Index’s return for the reporting period. Positive economic conditions and relatively low inflation helped information technology companies meet rising customer demand without significant strain on input prices or labor costs, leading to strong earnings for the sector. The software and services industry drove sector performance, as businesses continued to move toward cloud computing solutions. Semiconductors and semiconductor equipment companies also contributed to the Index’s performance, driven by chip-based solutions for data centers and rising demand for connected devices.

Socially responsible companies in the financials sector were also key contributors to the Index’s return, benefiting from a steadily improving economic environment and from anticipated benefits of corporate tax cuts, including investors’ expectations that corporate tax savings would stimulate economic merger and underwriting activity. The capital markets industry performed well, as growth in assets under management and the anticipated development of new products and services offset the ongoing pressure on management fees.

Consumer discretionary companies with positive ESG characteristics were solid contributors to the Index’s return. The sector’s advance was supported by strong consumer spending as steady job growth drove the unemployment rate to 3.9%, a 17-year low. Optimism about employment, wage increases, and tax cuts translated to the highest level of consumer confidence in 17 years. The industrials sector was another strong contributor to the Index’s performance amid large increases in industrial production and manufacturing. Other contributors included the energy, healthcare, and materials sectors.

The consumer staples sector was the only sector to detract from the Index’s return. Pressure from low-cost competitors forced prices for many consumer goods lower, which weighed on the profitability of socially responsible companies in the household products and food products industries.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*

Information Technology	32.83%
Consumer Discretionary	12.09
Health Care	12.01
Financials	10.73
Industrials	10.34
Consumer Staples	7.03
Energy	4.84
Real Estate	3.86
Materials	2.64
Telecommunication Services	2.04
Utilities	1.59

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/18

Security	Percentage of Total Investments*

Microsoft Corp.	6.18%
Facebook Inc. Class A	3.70
Alphabet Inc. Class C NVS	2.88
Alphabet Inc. Class A	2.74
Intel Corp.	2.18
Cisco Systems Inc.	1.97
Verizon Communications Inc.	1.83
Procter & Gamble Co. (The)	1.65
Coca-Cola Co. (The)	1.58
Merck & Co. Inc.	1.44

TOTAL	26.15%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI USA ESG SELECT ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.76%	12.81%	13.33%	12.76%	12.81%	13.33%
5 Years	12.06%	12.07%	12.63%	76.69%	76.80%	81.21%
10 Years	8.49%	8.50%	9.03%	125.87%	126.05%	137.41%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,035.60	$2.32	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

20	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA ESG SELECT ETF

The iShares MSCI USA ESG Select ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI USA ESG Select Index (the “Index”). The Index further excludes companies whose primary revenue is derived from alcohol, gambling, nuclear power, conventional and controversial weapons, and civilian firearms. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 12.76%, net of fees, while the total return for the Index was 13.33%.

Strong sales of software, cloud-based services, and hardware boosted the performance of information technology companies with positive ESG characteristics, the largest contributors to the Index’s return for the reporting period. Positive economic conditions and relatively low inflation helped information technology companies meet rising customer demand without significant strain on input prices or labor costs, leading to strong earnings for the sector. The software and services industry drove sector performance, as businesses continued to move toward cloud computing solutions. Despite slowing demand for optical networking products, the technology hardware and equipment industry was another solid contributor, as new, highly profitable smartphone models allayed investors’ near-term concerns about the broader slowdown in smartphone sales.

Socially responsible companies in the financials sector were also key contributors to the Index’s return, benefiting from a steadily improving economic environment and from anticipated benefits of corporate tax cuts, including investors’ expectations that corporate tax savings would stimulate economic merger and underwriting activity. The capital markets industry performed well, as growth in assets under management and the anticipated development of new products and services offset the ongoing pressure on management fees.

The industrials sector was another strong contributor to the Index’s performance amid large increases in industrial production and manufacturing. Socially responsible capital goods companies were the sector’s principal performance drivers, advancing on improved economic conditions, innovations in manufacturing technology, and rebuilding activity after several destructive hurricanes. The consumer discretionary sector was a meaningful contributor to the Index’s return as well, supported by strong consumer spending as optimism about employment, wage increases, and tax cuts translated to the highest level of consumer confidence in 17 years.
The consumer staples sector was the only sector to detract from the Index’s return. Pressure from low-cost competitors forced prices for many consumer goods lower, which weighed on the profitability of socially responsible companies in the household products and food products industries.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*

Information Technology	28.03%
Industrials	12.07
Financials	11.85
Health Care	11.74
Consumer Discretionary	10.22
Consumer Staples	9.16
Materials	5.97
Real Estate	4.90
Energy	3.30
Utilities	2.76

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/18

Security	Percentage of Total Investments*

Ecolab Inc.	5.33%
Microsoft Corp.	5.22
3M Co.	4.09
Accenture PLC Class A	4.01
Apple Inc.	3.74
Henry Schein Inc.	2.74
BlackRock Inc.	2.58
Rockwell Collins Inc.	2.48
Alphabet Inc. Class A	2.34
Northern Trust Corp.	2.14

TOTAL	34.67%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2017 and held through April 30, 2018, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. BASIC MATERIALS ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.90%

CHEMICALS — 81.99%
Air Products & Chemicals Inc.	209,557	$34,009,005
Albemarle Corp.	106,329	10,309,660
Ashland Global Holdings Inc.	60,316	3,991,713
Axalta Coating Systems Ltd.[a]	211,434	6,533,311
Cabot Corp.	60,110	3,357,745
Celanese Corp. Series A	130,138	14,142,096
CF Industries Holdings Inc.	224,376	8,705,789
Chemours Co. (The)	178,097	8,621,676
DowDuPont Inc.	2,236,753	141,452,260
Eastman Chemical Co.	137,163	14,001,599
Ecolab Inc.	248,805	36,019,500
FMC Corp.	129,079	10,291,469
GCP Applied Technologies Inc.[a]	70,477	2,019,166
HB Fuller Co.	49,465	2,447,034
Huntsman Corp.	203,764	6,066,054
Ingevity Corp.[a]	40,991	3,149,338
International Flavors & Fragrances Inc.	75,835	10,712,452
LyondellBasell Industries NV Class A	281,892	29,804,441
Minerals Technologies Inc.	34,684	2,394,930
Monsanto Co.	421,655	52,862,887
Mosaic Co. (The)	337,163	9,086,543
NewMarket Corp.	8,926	3,387,863
Olin Corp.	161,583	4,878,191
Platform Specialty Products Corp.[a]	211,418	2,128,979
PolyOne Corp.	78,655	3,291,712
PPG Industries Inc.	243,688	25,801,685
Praxair Inc.	274,734	41,902,430
RPM International Inc.	128,924	6,227,029
Scotts Miracle-Gro Co. (The)	38,780	3,241,232
Sensient Technologies Corp.	42,107	2,806,432
Trinseo SA	42,265	3,083,232
Valvoline Inc.	194,049	3,935,314
Westlake Chemical Corp.	35,165	3,761,600
WR Grace & Co.	65,612	4,490,485

		518,914,852
METALS & MINING — 16.89%
Alcoa Corp.[a,b]	165,718	8,484,762
Allegheny Technologies Inc.[a]	122,264	3,248,554
Carpenter Technology Corp.	45,917	2,445,539
Commercial Metals Co.	114,273	2,400,876

Security	Shares	Value
Compass Minerals International Inc.[b]	33,200	$2,234,360
Freeport-McMoRan Inc.	1,290,450	19,627,744
Newmont Mining Corp.	511,184	20,084,419
Nucor Corp.	304,717	18,776,662
Reliance Steel & Aluminum Co.	70,250	6,176,380
Royal Gold Inc.	63,200	5,612,160
Steel Dynamics Inc.	226,879	10,166,448
U.S. Steel Corp.	169,895	5,747,548
Worthington Industries Inc.	43,086	1,918,620

		106,924,072
OIL, GAS & CONSUMABLE FUELS — 0.13%
CONSOL Energy Inc.[a]	26,005	817,857

		817,857
PAPER & FOREST PRODUCTS — 0.89%
Domtar Corp.	61,259	2,689,270
KapStone Paper and Packaging Corp.	85,461	2,941,568

		5,630,838

TOTAL COMMON STOCKS
(Cost: $692,794,829)		632,287,619

SHORT-TERM INVESTMENTS — 0.16%

MONEY MARKET FUNDS — 0.16%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[c,d,e]	313,636	313,668
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[c,d]	740,030	740,030

		1,053,698

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,053,675)		1,053,698

TOTAL INVESTMENTS IN SECURITIES — 100.06%
(Cost: $693,848,504)		633,341,317
Other Assets, Less Liabilities — (0.06)%		(407,108)

NET ASSETS — 100.00%		$632,934,209

[a]	Non-income producing security.
[b]	All or a portion of this security is on loan.
[c]	Affiliate of the Fund.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® U.S. BASIC MATERIALS ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased	Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	2,222,421	—	(1,908,785)[b]	313,636	$313,668	$15,235	[c]	$(1,019)	$(862)
BlackRock Cash Funds: Treasury, SL Agency Shares	1,436,557	—	(696,527)[b]	740,030	740,030	7,511		—	—

					$1,053,698	$22,746		$(1,019)	$(862)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$632,287,619	$—	$—	$632,287,619
Money market funds	1,053,698	—	—	1,053,698

Total	$633,341,317	$—	$—	$633,341,317

See notes to financial statements.

24	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. CONSUMER GOODS ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.79%

AUTO COMPONENTS — 4.35%
Adient PLC	19,677	$1,206,003
Aptiv PLC	56,097	4,744,684
Autoliv Inc.	18,360	2,461,158
BorgWarner Inc.	41,738	2,042,658
Cooper Tire & Rubber Co.	10,646	260,295
Dana Inc.	30,634	726,945
Delphi Technologies PLC	18,687	904,638
Gentex Corp.	57,819	1,314,804
Goodyear Tire & Rubber Co. (The)	50,788	1,275,287
Lear Corp.	14,126	2,641,138
Tenneco Inc.	10,880	486,227
Visteon Corp.[a]	6,523	811,722

		18,875,559
AUTOMOBILES — 6.89%
Ford Motor Co.	823,498	9,256,117
General Motors Co.	266,461	9,789,777
Harley-Davidson Inc.	35,574	1,463,159
Tesla Inc.[a,b]	28,152	8,273,873
Thor Industries Inc.	10,329	1,096,320

		29,879,246
BEVERAGES — 20.68%
Brown-Forman Corp. Class A	12,835	685,004
Brown-Forman Corp. Class B NVS	55,190	3,092,848
Coca-Cola Co. (The)	810,167	35,007,316
Constellation Brands Inc. Class A	36,164	8,430,913
Dr Pepper Snapple Group Inc.	37,929	4,549,963
Molson Coors Brewing Co. Class B	39,022	2,779,927
Monster Beverage Corp.[a]	87,251	4,798,805
PepsiCo Inc.	300,098	30,291,892

		89,636,668
COMMERCIAL SERVICES & SUPPLIES — 0.16%
Herman Miller Inc.	12,582	386,267
HNI Corp.	9,120	304,517

		690,784
DISTRIBUTORS — 0.90%
Genuine Parts Co.	30,970	2,735,270
Pool Corp.	8,513	1,181,690

		3,916,960
DIVERSIFIED FINANCIAL SERVICES — 0.37%
Leucadia National Corp.	66,215	1,591,809

		1,591,809

Security	Shares	Value
FOOD & STAPLES RETAILING — 0.24%
U.S. Foods Holding Corp.[a]	30,318	$1,036,269

		1,036,269
FOOD PRODUCTS — 14.95%
Archer-Daniels-Midland Co.	118,012	5,355,385
B&G Foods Inc.[b]	14,022	319,001
Bunge Ltd.	29,643	2,141,114
Campbell Soup Co.	40,609	1,656,035
Conagra Brands Inc.	84,548	3,134,194
Darling Ingredients Inc.[a,b]	34,739	595,426
Dean Foods Co.	19,364	166,724
Flowers Foods Inc.	39,081	883,621
General Mills Inc.	120,079	5,252,255
Hain Celestial Group Inc. (The)[a]	21,920	638,530
Hershey Co. (The)	29,728	2,733,192
Hormel Foods Corp.[b]	56,993	2,065,996
Ingredion Inc.	15,242	1,845,654
JM Smucker Co. (The)	23,971	2,734,612
Kellogg Co.	52,531	3,094,076
Kraft Heinz Co. (The)	126,031	7,105,628
Lamb Weston Holdings Inc.	30,844	2,014,730
Lancaster Colony Corp.	4,111	516,300
McCormick & Co. Inc./MD NVS	25,563	2,694,596
Mondelez International Inc. Class A	313,853	12,397,193
Pinnacle Foods Inc.	25,109	1,516,584
Post Holdings Inc.[a]	13,829	1,100,374
TreeHouse Foods Inc.[a,b]	11,931	459,343
Tyson Foods Inc. Class A	62,799	4,402,210

		64,822,773
HOUSEHOLD DURABLES — 5.09%
DR Horton Inc.	72,187	3,186,334
Helen of Troy Ltd.[a,b]	5,663	504,857
Leggett & Platt Inc.	27,866	1,129,966
Lennar Corp. Class A	57,623	3,047,681
Lennar Corp. Class B	3,303	141,005
Mohawk Industries Inc.[a]	13,349	2,801,688
Newell Brands Inc.	102,427	2,830,058
NVR Inc.[a]	723	2,241,300
PulteGroup Inc.	55,645	1,689,382
Tempur Sealy International Inc.[a,b]	9,739	435,820
Toll Brothers Inc.	30,125	1,270,070
Tupperware Brands Corp.	10,779	480,312
Whirlpool Corp.	14,902	2,309,065

		22,067,538

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER GOODS ETF

April 30, 2018

Security	Shares	Value
HOUSEHOLD PRODUCTS — 14.96%
Church & Dwight Co. Inc.	51,504	$2,379,485
Clorox Co. (The)	27,307	3,200,380
Colgate-Palmolive Co.	184,711	12,048,699
Energizer Holdings Inc.	12,607	723,138
Kimberly-Clark Corp.	74,005	7,662,478
Procter & Gamble Co. (The)	531,978	38,483,288
Spectrum Brands Holdings Inc.	5,003	360,716

		64,858,184
LEISURE PRODUCTS — 1.29%
Brunswick Corp./DE	18,460	1,105,385
Hasbro Inc.	23,845	2,100,506
Mattel Inc.[b]	72,521	1,073,311
Polaris Industries Inc.	12,389	1,298,615

		5,577,817
MACHINERY — 1.37%
Stanley Black & Decker Inc.	32,360	4,581,853
WABCO Holdings Inc.[a]	10,675	1,376,968

		5,958,821
PERSONAL PRODUCTS — 2.70%
Avon Products Inc.[a]	92,911	235,065
Coty Inc. Class A	99,643	1,728,806
Edgewell Personal Care Co.[a]	11,387	501,597
Estee Lauder Companies Inc. (The) Class A	47,386	7,017,393
Herbalife Nutrition Ltd.[a]	13,044	1,379,142
Nu Skin Enterprises Inc. Class A	11,741	835,372

		11,697,375
SOFTWARE — 4.77%
Activision Blizzard Inc.	160,086	10,621,706
Electronic Arts Inc.[a]	64,725	7,636,256
Take-Two Interactive Software Inc.[a]	24,161	2,409,093

		20,667,055
TEXTILES, APPAREL & LUXURY GOODS — 9.68%
Carter’s Inc.	9,980	1,001,193
Deckers Outdoor Corp.[a]	6,699	624,749
Hanesbrands Inc.	76,128	1,406,084
Lululemon Athletica Inc.[a]	20,148	2,010,770
Michael Kors Holdings Ltd.[a]	32,092	2,195,735
NIKE Inc. Class B	273,875	18,730,311
PVH Corp.	16,245	2,593,839
Ralph Lauren Corp.	11,673	1,282,279
Skechers U.S.A. Inc. Class Aa	28,604	815,214

Security	Shares	Value
Steven Madden Ltd.	11,187	$539,773
Tapestry Inc.	60,115	3,232,383
Under Armour Inc. Class Aa,b	39,072	693,919
Under Armour Inc. Class C NVS[a]	38,874	596,716
VF Corp.	69,479	5,618,767
Wolverine World Wide Inc.	20,248	606,630

		41,948,362
TOBACCO — 11.39%
Altria Group Inc.	401,029	22,501,737
Philip Morris International Inc.	327,743	26,874,926

		49,376,663

TOTAL COMMON STOCKS
(Cost: $486,558,444)		432,601,883

SHORT-TERM INVESTMENTS — 3.16%

MONEY MARKET FUNDS — 3.16%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[c,d,e]	13,355,401	13,356,737
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[c,d]	328,781	328,781

		13,685,518

TOTAL SHORT-TERM INVESTMENTS
(Cost: $13,684,419)		13,685,518

TOTAL INVESTMENTS IN SECURITIES — 102.95%
(Cost: $500,242,863)		446,287,401
Other Assets, Less Liabilities — (2.95)%		(12,787,972)

NET ASSETS — 100.00%		$433,499,429

NVS — Non-Voting Shares

[a]	Non-income producing security.
[b]	All or a portion of this security is on loan.
[c]	Affiliate of the Fund.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

26	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER GOODS ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased	Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	28,154,555	—	(14,799,154)[b]	13,355,401	$13,356,737	$149,762	[c]	$(1,441)	$(3,549)
BlackRock Cash Funds: Treasury, SL Agency Shares	403,730	—	(74,949)[b]	328,781	328,781	7,454		—	—

					$13,685,518	$157,216		$(1,441)	$(3,549)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$432,601,883	$—	$—	$432,601,883
Money market funds	13,685,518	—	—	13,685,518

Total	$446,287,401	$—	$—	$446,287,401

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® U.S. CONSUMER SERVICES ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.95%

AIRLINES — 3.47%
Alaska Air Group Inc.	27,528	$1,787,394
Allegiant Travel Co.	2,933	470,013
American Airlines Group Inc.	93,518	4,014,728
Delta Air Lines Inc.	144,014	7,520,411
JetBlue Airways Corp.[a]	72,325	1,387,917
Southwest Airlines Co.	119,857	6,332,045
Spirit Airlines Inc.[a]	15,756	562,804
United Continental Holdings Inc.[a]	53,784	3,632,572

		25,707,884
COMMERCIAL SERVICES & SUPPLIES — 0.66%
Copart Inc.[a]	45,031	2,300,183
KAR Auction Services Inc.	30,139	1,566,927
Rollins Inc.	21,694	1,052,593

		4,919,703
DISTRIBUTORS — 0.29%
LKQ Corp.[a]	69,113	2,143,885

		2,143,885
DIVERSIFIED CONSUMER SERVICES — 1.14%
Adtalem Global Education Inc.[a]	13,825	658,070
Bright Horizons Family Solutions Inc.[a]	12,920	1,225,850
Graham Holdings Co. Class B	1,062	640,439
Grand Canyon Education Inc.[a]	10,899	1,133,387
H&R Block Inc.	47,024	1,300,214
Service Corp. International/U.S.	41,507	1,515,420
ServiceMaster Global Holdings Inc.[a]	30,295	1,532,927
Sotheby’sa	8,700	459,360

		8,465,667
FOOD & STAPLES RETAILING — 9.99%
Casey’s General Stores Inc.	8,547	825,640
Costco Wholesale Corp.	97,052	19,134,772
Kroger Co. (The)	195,512	4,924,947
Rite Aid Corp.[a,b]	250,951	419,088
Sprouts Farmers Market Inc.[a]	28,317	708,775
Sysco Corp.	106,377	6,652,818
United Natural Foods Inc.[a]	11,666	525,203
Walgreens Boots Alliance Inc.	188,426	12,520,908
Walmart Inc.	320,684	28,367,707

		74,079,858
HEALTH CARE PROVIDERS & SERVICES — 1.05%
AmerisourceBergen Corp.	36,150	3,274,467
Cardinal Health Inc.	69,844	4,481,889

		7,756,356

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 15.88%
Aramark	54,922	$2,053,534
Bloomin’ Brands Inc.	21,175	501,001
Brinker International Inc.	10,798	470,685
Carnival Corp.	89,991	5,674,832
Cheesecake Factory Inc. (The)	9,892	513,889
Chipotle Mexican Grill Inc.[a,b]	5,485	2,321,965
Choice Hotels International Inc.	8,304	664,735
Cracker Barrel Old Country Store Inc.[b]	5,449	896,851
Darden Restaurants Inc.	27,529	2,556,343
Domino’s Pizza Inc.	9,753	2,357,593
Dunkin’ Brands Group Inc.	18,567	1,131,844
Extended Stay America Inc.	43,726	856,155
Hilton Grand Vacations Inc.[a]	22,431	964,533
Hilton Worldwide Holdings Inc.	62,813	4,952,177
Hyatt Hotels Corp. Class A	10,938	840,804
Jack in the Box Inc.	6,789	608,973
Las Vegas Sands Corp.	80,603	5,910,618
Marriott International Inc./MD Class A	66,454	9,082,933
Marriott Vacations Worldwide Corp.	5,413	663,688
McDonald’s Corp.	176,121	29,489,700
MGM Resorts International	113,303	3,559,980
Norwegian Cruise Line Holdings Ltd.[a]	45,962	2,457,588
Royal Caribbean Cruises Ltd.	37,965	4,107,433
Six Flags Entertainment Corp.	17,746	1,122,257
Starbucks Corp.	310,615	17,882,106
Texas Roadhouse Inc.	14,879	953,446
Vail Resorts Inc.	9,028	2,070,211
Wendy’s Co. (The)	41,085	687,763
Wyndham Worldwide Corp.	22,244	2,540,487
Wynn Resorts Ltd.	18,817	3,503,537
Yum! Brands Inc.	73,705	6,419,706

		117,817,367
INTERNET & DIRECT MARKETING RETAIL — 26.82%
Amazon.com Inc.[a]	87,427	136,922,048
Booking Holdings Inc.[a]	10,777	23,472,306
Expedia Group Inc.	27,225	3,134,687
Groupon Inc.[a,b]	93,370	433,237
Liberty Expedia Holdings Inc. Class Aa	12,614	514,651
Netflix Inc.[a,b]	95,865	29,953,978
Qurate Retail Group, Inc. QVC Group Class Aa	100,005	2,341,117
Shutterfly Inc.[a]	7,509	607,628
TripAdvisor Inc.[a,b]	24,615	921,093

28	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER SERVICES ETF

April 30, 2018

Security	Shares	Value
Wayfair Inc. Class Aa,b	9,607	$598,516

		198,899,261
INTERNET SOFTWARE & SERVICES — 0.10%
Yelp Inc.[a,b]	17,392	780,031

		780,031
IT SERVICES — 0.06%
Acxiom Corp.[a]	18,429	478,785

		478,785
MEDIA — 20.03%
AMC Networks Inc. Class Aa	11,338	589,576
Cable One Inc.	1,075	682,754
CBS Corp. Class A	2,195	108,631
CBS Corp. Class B NVS	76,683	3,772,804
Charter Communications Inc. Class Aa	41,164	11,167,382
Cinemark Holdings Inc.	24,026	941,098
Comcast Corp. Class A	1,023,872	32,139,342
Discovery Inc. Class Aa,b	35,380	836,737
Discovery Inc. Class C NVS[a]	76,176	1,692,631
DISH Network Corp. Class Aa	51,046	1,712,593
GCI Liberty Inc. Class Aa	22,203	990,254
Interpublic Group of Companies Inc. (The)	85,903	2,026,452
John Wiley & Sons Inc. Class A	10,172	670,843
Liberty Broadband Corp. Class Aa,b	6,176	435,284
Liberty Broadband Corp. Class C NVS[a]	34,153	2,421,106
Liberty Global PLC Series Aa	49,612	1,495,306
Liberty Global PLC Series C NVS[a,b]	132,307	3,850,134
Liberty Latin America Ltd. Class Aa,b	12,099	222,622
Liberty Latin America Ltd. Class C NVS[a]	26,680	481,841
Liberty Media Corp.-Liberty Formula One Class Aa	6,541	183,867
Liberty Media Corp.-Liberty Formula One Class C NVS[a,b]	45,287	1,336,872
Liberty Media Corp.-Liberty SiriusXM Class Aa	19,166	800,564
Liberty Media Corp.-Liberty SiriusXM Class C NVS[a]	38,087	1,586,704
Lions Gate Entertainment Corp. Class A	15,260	379,821
Lions Gate Entertainment Corp. Class B NVS	25,821	594,399

Security	Shares	Value
Live Nation Entertainment Inc.[a]	30,496	$1,203,677
Madison Square Garden Co. (The) Class Aa	3,761	913,998
Meredith Corp.	9,226	477,907
New York Times Co. (The) Class A	29,358	688,445
News Corp. Class A NVS	86,087	1,375,670
News Corp. Class B	28,419	461,809
Nexstar Media Group Inc. Class A	10,488	652,878
Omnicom Group Inc.	51,166	3,768,888
Sinclair Broadcast Group Inc. Class A	17,671	500,973
Sirius XM Holdings Inc.[b]	321,206	2,033,234
TEGNA Inc.	49,909	527,538
Time Warner Inc.	172,397	16,343,236
Tribune Media Co. Class A	16,653	629,317
Twenty-First Century Fox Inc. Class A NVS	233,331	8,530,581
Twenty-First Century Fox Inc. Class B	97,631	3,521,550
Viacom Inc. Class Ab	2,558	90,937
Viacom Inc. Class B NVS	78,707	2,373,803
Walt Disney Co. (The)	332,154	33,325,011

		148,539,069
MULTILINE RETAIL — 3.52%
Big Lots Inc.[b]	9,849	418,090
Dillard’s Inc. Class Ab	4,868	362,910
Dollar General Corp.	57,196	5,521,130
Dollar Tree Inc.[a]	52,611	5,044,869
JC Penney Co. Inc.[a,b]	76,729	223,281
Kohl’s Corp.	37,483	2,328,444
Macy’s Inc.	68,048	2,114,251
Nordstrom Inc.	26,284	1,328,919
Target Corp.	120,323	8,735,450

		26,077,344
PROFESSIONAL SERVICES — 0.66%
Dun & Bradstreet Corp. (The)	8,398	968,373
IHS Markit Ltd.[a]	80,407	3,950,396

		4,918,769
ROAD & RAIL — 0.11%
Avis Budget Group Inc.[a]	16,233	802,073

		802,073
SPECIALTY RETAIL — 16.07%
Aaron’s Inc.	14,203	593,259
Advance Auto Parts Inc.	16,561	1,895,406
American Eagle Outfitters Inc.	38,350	793,078
AutoNation Inc.[a,b]	13,713	633,403

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER SERVICES ETF

April 30, 2018

Security	Shares	Value
AutoZone Inc.[a]	6,055	$3,781,469
Bed Bath & Beyond Inc.	32,795	572,601
Best Buy Co. Inc.	56,457	4,320,654
Burlington Stores Inc.[a]	15,245	2,071,033
CarMax Inc.[a]	40,310	2,519,375
Dick’s Sporting Goods Inc.	18,974	627,850
Five Below Inc.[a,b]	12,531	884,814
Foot Locker Inc.	27,313	1,176,644
GameStop Corp. Class A	24,304	331,750
Gap Inc. (The)	48,895	1,429,690
Home Depot Inc. (The)	247,119	45,667,591
L Brands Inc.	54,905	1,916,734
Lithia Motors Inc. Class A	5,562	533,173
Lowe’s Companies Inc.	183,517	15,127,306
Murphy USA Inc.[a]	7,342	459,389
O’Reilly Automotive Inc.[a]	18,569	4,754,964
Office Depot Inc.	124,321	284,695
Ross Stores Inc.	84,652	6,844,114
Sally Beauty Holdings Inc.[a,b]	29,034	501,998
Signet Jewelers Ltd.	13,955	542,570
Tiffany & Co.	22,734	2,337,737
TJX Companies Inc. (The)	139,856	11,866,782
Tractor Supply Co.	27,978	1,902,504
Ulta Salon Cosmetics & Fragrance Inc.[a]	12,890	3,234,230
Urban Outfitters Inc.[a]	18,291	736,579
Williams-Sonoma Inc.	17,595	841,041

		119,182,433

Security	Shares	Value
TRADING COMPANIES & DISTRIBUTORS — 0.10%
Beacon Roofing Supply Inc.[a]	15,502	$758,823

		758,823

TOTAL COMMON STOCKS
(Cost: $689,287,833)		741,327,308

SHORT-TERM INVESTMENTS — 2.13%

MONEY MARKET FUNDS — 2.13%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[c,d,e]	15,166,393	15,167,909
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[c,d]	593,674	593,674

		15,761,583

TOTAL SHORT-TERM INVESTMENTS
(Cost: $15,760,540)		15,761,583

TOTAL INVESTMENTS IN SECURITIES — 102.08%
(Cost: $705,048,373)		757,088,891
Other Assets, Less Liabilities — (2.08)%		(15,407,239)

NET ASSETS — 100.00%		$741,681,652

NVS — Non-Voting Shares

[a]	Non-income producing security.
[b]	All or a portion of this security is on loan.
[c]	Affiliate of the Fund.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased	Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	15,419,209	—	(252,816)[b]	15,166,393	$15,167,909	$157,478	[c]	$(7,570)	$(2,022)
BlackRock Cash Funds: Treasury, SL Agency Shares	814,889	—	(221,215)[b]	593,674	593,674	8,526		—	—

					$15,761,583	$166,004		$(7,570)	$(2,022)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

30	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER SERVICES ETF

April 30, 2018

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$741,327,308	$—	$—	$741,327,308
Money market funds	15,761,583	—	—	15,761,583

Total	$757,088,891	$—	$—	$757,088,891

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® U.S. FINANCIAL SERVICES ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.93%

BANKS — 53.98%
Associated Banc-Corp.	91,090	$2,409,331
BancorpSouth Bank	44,859	1,482,590
Bank of America Corp.	5,106,465	152,785,433
Bank of Hawaii Corp.	22,559	1,899,693
Bank of the Ozarks Inc.	64,703	3,028,100
BankUnited Inc.	57,071	2,260,582
BB&T Corp.	414,915	21,907,512
BOK Financial Corp.	13,381	1,347,199
Cathay General Bancorp.	40,764	1,630,968
Chemical Financial Corp.	38,293	2,101,903
CIT Group Inc.	69,937	3,703,164
Citigroup Inc.	1,371,766	93,650,465
Citizens Financial Group Inc.	259,661	10,773,335
Comerica Inc.	92,080	8,708,927
Commerce Bancshares Inc./MO	50,043	3,178,731
Cullen/Frost Bankers Inc.	31,033	3,551,727
East West Bancorp. Inc.	77,278	5,148,260
Fifth Third Bancorp.	370,317	12,283,415
First Citizens BancShares Inc./NC Class Aa	4,644	2,007,555
First Financial Bankshares Inc.	36,123	1,789,895
First Horizon National Corp.	174,150	3,186,945
First Republic Bank/CA	84,058	7,806,467
FNB Corp./PA	172,741	2,245,633
Fulton Financial Corp.	93,830	1,585,727
Glacier Bancorp. Inc.	42,434	1,571,331
Hancock Holding Co.	45,427	2,219,109
Home BancShares Inc./AR	84,583	1,965,709
Huntington Bancshares Inc./OH	587,370	8,757,687
IBERIABANK Corp.	28,923	2,167,779
International Bancshares Corp.	29,227	1,163,235
Investors Bancorp. Inc.	136,378	1,823,374
JPMorgan Chase & Co.	1,831,799	199,263,095
KeyCorp	566,139	11,277,489
M&T Bank Corp.	80,156	14,610,034
MB Financial Inc.	44,918	1,914,405
PacWest Bancorp.	67,346	3,450,809
People’s United Financial Inc.	184,956	3,382,845
Pinnacle Financial Partners Inc.	39,427	2,525,299
PNC Financial Services Group Inc. (The)[b]	251,710	36,651,493
Popular Inc.	54,770	2,535,303

Security	Shares	Value
Prosperity Bancshares Inc.	37,212	$2,670,705
Regions Financial Corp.	599,166	11,204,404
Signature Bank/New York NYc	28,605	3,637,126
Sterling Bancorp./DE	120,417	2,859,904
SunTrust Banks Inc.	249,954	16,696,927
SVB Financial Group[c]	28,176	8,441,811
Synovus Financial Corp.	63,238	3,305,450
TCF Financial Corp.	91,097	2,261,939
Texas Capital Bancshares Inc.[c]	26,460	2,610,279
Trustmark Corp.	36,201	1,133,453
U.S. Bancorp.	837,614	42,257,626
UMB Financial Corp.	23,540	1,802,693
Umpqua Holdings Corp.	118,226	2,785,405
United Bankshares Inc./WV	55,972	1,900,249
Valley National Bancorp.	142,411	1,787,258
Webster Financial Corp.	49,077	2,953,945
Wells Fargo & Co.	2,343,141	121,749,606
Western Alliance Bancorp.[a,c]	52,005	3,067,255
Wintrust Financial Corp.	30,147	2,696,649
Zions BanCorp.	105,020	5,749,845

		887,325,082
CAPITAL MARKETS — 26.01%
Affiliated Managers Group Inc.	29,035	4,786,710
Ameriprise Financial Inc.	77,969	10,932,033
Bank of New York Mellon Corp. (The)	538,951	29,378,219
BGC Partners Inc. Class A	136,192	1,819,525
BlackRock Inc.[b]	66,052	34,446,118
Cboe Global Markets Inc.	60,056	6,412,780
Charles Schwab Corp. (The)	639,622	35,614,153
CME Group Inc.	181,678	28,646,987
E*TRADE Financial Corp.[c]	141,917	8,611,524
Eaton Vance Corp. NVS	63,978	3,479,763
Evercore Inc. Class A	22,162	2,243,902
FactSet Research Systems Inc.	20,792	3,931,975
Federated Investors Inc. Class B	50,631	1,340,203
Financial Engines Inc.	33,602	1,500,329
Franklin Resources Inc.	173,442	5,834,589
Goldman Sachs Group Inc. (The)	188,570	44,941,888
Intercontinental Exchange Inc.	310,798	22,520,423
Invesco Ltd.	216,948	6,284,984
Janus Henderson Group PLC	96,110	3,036,115
Lazard Ltd. Class A	69,149	3,763,089
Legg Mason Inc.	45,484	1,805,715
LPL Financial Holdings Inc.	48,239	2,921,836

32	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIAL SERVICES ETF

April 30, 2018

Security	Shares	Value
MarketAxess Holdings Inc.	20,025	$3,977,566
Moody’s Corp.	88,739	14,393,466
Morgan Stanley	736,423	38,014,155
MSCI Inc.	47,926	7,180,753
Nasdaq Inc.	62,331	5,505,074
Northern Trust Corp.	113,553	12,121,783
Raymond James Financial Inc.	69,056	6,197,776
S&P Global Inc.	135,519	25,558,883
SEI Investments Co.	69,558	4,398,152
State Street Corp.	196,234	19,580,229
Stifel Financial Corp.	38,369	2,236,145
T Rowe Price Group Inc.	130,553	14,859,542
TD Ameritrade Holding Corp.	145,113	8,429,614
Waddell & Reed Financial Inc. Class A	44,413	898,919

		427,604,917
CONSUMER FINANCE — 6.20%
Ally Financial Inc.	232,310	6,063,291
American Express Co.	384,532	37,972,535
Capital One Financial Corp.	259,555	23,520,874
Credit Acceptance Corp.[a,c]	6,812	2,253,682
Discover Financial Services	189,351	13,491,259
LendingClub Corp.[a,c]	202,505	544,738
Navient Corp.	140,434	1,862,155
PRA Group Inc.[a,c]	24,126	858,886
SLM Corp.[c]	231,525	2,657,907
Synchrony Financial	381,418	12,651,635

		101,876,962
INSURANCE — 0.33%
FNF Group	145,379	5,354,309

		5,354,309
IT SERVICES — 12.77%
Mastercard Inc. Class A	492,728	87,838,621
Visa Inc. Class A	962,146	122,077,084

		209,915,705
THRIFTS & MORTGAGE FINANCE — 0.64%
Capitol Federal Financial Inc.	74,922	934,277
Essent Group Ltd.[c]	44,278	1,459,403
MGIC Investment Corp.[c]	197,874	1,982,697
New York Community Bancorp. Inc.	261,206	3,103,127
Radian Group Inc.[a]	115,280	1,648,504

Security	Shares	Value
Washington Federal Inc.	46,434	$1,474,280

		10,602,288

TOTAL COMMON STOCKS
(Cost: $1,400,305,249)		1,642,679,263

SHORT-TERM INVESTMENTS — 0.30%

MONEY MARKET FUNDS — 0.30%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[b,d,e]	4,169,217	4,169,634
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[b,d]	790,407	790,407

		4,960,041

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,959,795)		4,960,041

TOTAL INVESTMENTS IN SECURITIES — 100.23%
(Cost: $1,405,265,044)		1,647,639,304
Other Assets, Less Liabilities — (0.23)%		(3,859,396)

NET ASSETS — 100.00%		$1,643,779,908

NVS — Non-Voting Shares

[a]	All or a portion of this security is on loan.
[b]	Affiliate of the Fund.
[c]	Non-income producing security.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIAL SERVICES ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	1,620,552	2,548,665	[b]	—	4,169,217	$4,169,634	$9,864	[c]	$(1,764)	$246
BlackRock Cash Funds: Treasury, SL Agency Shares	1,357,821	—		(567,414)[b]	790,407	790,407	19,652		—	—
BlackRock Inc.	66,895	23,593		(24,436)	66,052	34,446,118	637,285		2,029,033	6,180,922
PNC Financial Services Group Inc. (The)	267,357	83,939		(99,586)	251,710	36,651,493	733,509		3,496,630	2,522,366

						$76,057,652	$1,400,310		$5,523,899	$8,703,534

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$1,642,679,263	$—	$—	$1,642,679,263
Money market funds	4,960,041	—	—	4,960,041

Total	$1,647,639,304	$—	$—	$1,647,639,304

See notes to financial statements.

34	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. FINANCIALS ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.85%

BANKS — 32.09%
Associated Banc-Corp.	76,052	$2,011,575
BancorpSouth Bank	37,537	1,240,598
Bank of America Corp.	4,237,621	126,789,620
Bank of Hawaii Corp.	18,833	1,585,927
Bank of the Ozarks Inc.	53,723	2,514,236
BankUnited Inc.	47,424	1,878,465
BB&T Corp.	344,363	18,182,366
BOK Financial Corp.	11,123	1,119,864
Cathay General Bancorp.	33,842	1,354,018
Chemical Financial Corp.	31,644	1,736,939
CIT Group Inc.	58,255	3,084,602
Citigroup Inc.	1,138,367	77,716,315
Citizens Financial Group Inc.	216,142	8,967,732
Comerica Inc.	76,697	7,254,002
Commerce Bancshares Inc./MO	41,680	2,647,514
Cullen/Frost Bankers Inc.	25,635	2,933,926
East West Bancorp. Inc.	63,908	4,257,551
Fifth Third Bancorp.	307,684	10,205,878
First Citizens BancShares Inc./NC Class A	3,859	1,668,207
First Financial Bankshares Inc.	29,894	1,481,248
First Horizon National Corp.	144,585	2,645,905
First Republic Bank/CA	69,794	6,481,769
FNB Corp./PA	143,088	1,860,144
Fulton Financial Corp.	77,795	1,314,736
Glacier Bancorp. Inc.	35,543	1,316,157
Hancock Holding Co.	37,838	1,848,386
Home BancShares Inc./AR	70,488	1,638,141
Huntington Bancshares Inc./OH	489,244	7,294,628
IBERIABANK Corp.	24,007	1,799,325
International Bancshares Corp.	24,246	964,991
Investors Bancorp. Inc.	113,341	1,515,369
JPMorgan Chase & Co.	1,520,128	165,359,524
KeyCorp	470,443	9,371,225
M&T Bank Corp.	66,572	12,134,078
MB Financial Inc.	37,277	1,588,746
PacWest Bancorp.	55,975	2,868,159
People’s United Financial Inc.	153,474	2,807,039
Pinnacle Financial Partners Inc.	32,732	2,096,485
PNC Financial Services Group Inc. (The)[a]	208,888	30,416,182
Popular Inc.	45,480	2,105,269
Prosperity Bancshares Inc.	30,873	2,215,755

Security	Shares	Value
Regions Financial Corp.	497,898	$9,310,693
Signature Bank/New York NYb	23,737	3,018,160
Sterling Bancorp./DE	100,053	2,376,259
SunTrust Banks Inc.	207,527	13,862,804
SVB Financial Group[b]	23,394	7,009,076
Synovus Financial Corp.	52,824	2,761,110
TCF Financial Corp.	76,216	1,892,443
Texas Capital Bancshares Inc.[b]	22,044	2,174,641
Trustmark Corp.	29,907	936,388
U.S. Bancorp.	695,092	35,067,391
UMB Financial Corp.	19,546	1,496,833
Umpqua Holdings Corp.	97,837	2,305,040
United Bankshares Inc./WV	46,622	1,582,817
Valley National Bancorp.	118,070	1,481,778
Webster Financial Corp.	40,882	2,460,688
Wells Fargo & Co.	1,944,465	101,034,401
Western Alliance Bancorp.[b]	43,072	2,540,387
Wintrust Financial Corp.	24,871	2,224,711
Zions BanCorp.	87,323	4,780,934

		736,589,150
CAPITAL MARKETS — 15.47%
Affiliated Managers Group Inc.	24,226	3,993,898
Ameriprise Financial Inc.	64,895	9,098,928
Bank of New York Mellon Corp. (The)	447,253	24,379,761
BGC Partners Inc. Class A	112,817	1,507,235
BlackRock Inc.[a]	54,820	28,588,630
Cboe Global Markets Inc.	50,037	5,342,951
Charles Schwab Corp. (The)	530,793	29,554,554
CME Group Inc.	150,772	23,773,729
E*TRADE Financial Corp.[b]	118,233	7,174,378
Eaton Vance Corp. NVS	53,086	2,887,348
Evercore Inc. Class A	18,390	1,861,987
FactSet Research Systems Inc.	17,318	3,275,007
Federated Investors Inc. Class B	42,048	1,113,011
Financial Engines Inc.	28,215	1,259,800
Franklin Resources Inc.	144,620	4,865,017
Goldman Sachs Group Inc. (The)	156,482	37,294,355
Intercontinental Exchange Inc.	257,935	18,689,970
Invesco Ltd.	180,126	5,218,250
Janus Henderson Group PLC	80,279	2,536,014
Lazard Ltd. Class A	57,403	3,123,871
Legg Mason Inc.	37,715	1,497,286
LPL Financial Holdings Inc.	39,960	2,420,377
MarketAxess Holdings Inc.	16,724	3,321,888
Moody’s Corp.	73,698	11,953,816

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIALS ETF

April 30, 2018

Security	Shares	Value
Morgan Stanley	611,123	$31,546,169
MSCI Inc.	39,790	5,961,736
Nasdaq Inc.	51,748	4,570,383
Northern Trust Corp.	94,352	10,072,076
Raymond James Financial Inc.	57,570	5,166,907
S&P Global Inc.	112,455	21,209,013
SEI Investments Co.	58,038	3,669,743
State Street Corp.	162,894	16,253,563
Stifel Financial Corp.	32,015	1,865,834
T Rowe Price Group Inc.	108,430	12,341,503
TD Ameritrade Holding Corp.	120,868	7,021,222
Waddell & Reed Financial Inc. Class A	36,820	745,237

		355,155,447
CONSUMER FINANCE — 3.68%
Ally Financial Inc.	193,063	5,038,944
American Express Co.	319,102	31,511,323
Capital One Financial Corp.	215,388	19,518,461
Credit Acceptance Corp.[b,c]	5,681	1,879,502
Discover Financial Services	157,273	11,205,701
LendingClub Corp.[b,c]	166,786	448,654
Navient Corp.	116,728	1,547,813
PRA Group Inc.[b]	20,254	721,042
SLM Corp.[b]	191,693	2,200,636
Synchrony Financial	316,817	10,508,820

		84,580,896
DIVERSIFIED FINANCIAL SERVICES — 7.38%
Berkshire Hathaway Inc. Class Bb	852,475	165,149,982
Voya Financial Inc.	79,455	4,159,469

		169,309,451
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 17.44%
Acadia Realty Trust	37,485	884,646
Alexander & Baldwin Inc.	30,017	687,389
Alexandria Real Estate Equities Inc.	44,788	5,579,241
American Campus Communities Inc.	60,579	2,369,245
American Homes 4 Rent Class A	111,744	2,257,229
American Tower Corp.	195,272	26,627,290
Apartment Investment & Management Co. Class A	69,556	2,823,973
Apple Hospitality REIT Inc.	93,056	1,674,077
AvalonBay Communities Inc.	61,224	9,979,512
Boston Properties Inc.	68,478	8,313,914

Security	Shares	Value
Brandywine Realty Trust	77,729	$1,252,214
Brixmor Property Group Inc.	135,749	2,021,303
Camden Property Trust[c]	40,993	3,500,802
CBL & Associates Properties Inc.[c]	76,825	321,128
Colony NorthStar Inc. Class Ac	242,115	1,479,323
Columbia Property Trust Inc.	53,210	1,136,566
CoreCivic Inc.	52,829	1,065,033
CoreSite Realty Corp.[c]	15,347	1,597,623
Corporate Office Properties Trust	45,329	1,247,001
Cousins Properties Inc.	186,402	1,657,114
Crown Castle International Corp.	183,683	18,528,104
CubeSmart	80,581	2,372,305
CyrusOne Inc.	42,821	2,294,777
DCT Industrial Trust Inc.	41,795	2,740,498
DDR Corp.	135,867	985,036
DiamondRock Hospitality Co.	89,743	991,660
Digital Realty Trust Inc.	91,117	9,630,156
Douglas Emmett Inc.	69,971	2,607,819
Duke Realty Corp.	157,840	4,277,464
EastGroup Properties Inc.	15,355	1,378,572
Education Realty Trust Inc.[c]	33,876	1,114,859
EPR Properties	28,906	1,590,408
Equinix Inc.	35,109	14,773,516
Equity Commonwealth[b]	55,225	1,711,423
Equity LifeStyle Properties Inc.	39,203	3,495,339
Equity Residential	163,258	10,074,651
Essex Property Trust Inc.[c]	29,310	7,025,314
Extra Space Storage Inc.[c]	55,991	5,016,234
Federal Realty Investment Trust	32,362	3,749,138
First Industrial Realty Trust Inc.	53,334	1,659,221
Forest City Realty Trust Inc. Class A	117,927	2,365,616
Four Corners Property Trust Inc.	27,511	623,399
Gaming and Leisure Properties Inc.	88,884	3,046,055
GEO Group Inc. (The)	55,412	1,246,770
GGP Inc.	280,413	5,605,456
Gramercy Property Trust	71,662	1,684,057
HCP Inc.	207,683	4,851,475
Healthcare Realty Trust Inc.[c]	55,428	1,542,561
Healthcare Trust of America Inc. Class A	90,933	2,272,416
Highwoods Properties Inc.	45,842	2,017,965
Hospitality Properties Trust	63,319	1,575,377
Host Hotels & Resorts Inc.	325,802	6,372,687

36	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIALS ETF

April 30, 2018

Security	Shares	Value
Hudson Pacific Properties Inc.	68,928	$2,265,663
Iron Mountain Inc.	124,504	4,225,666
JBG SMITH Properties	41,441	1,527,930
Kilroy Realty Corp.	43,643	3,127,894
Kimco Realty Corp.	189,373	2,747,802
Kite Realty Group Trust	37,610	553,619
Lamar Advertising Co. Class A	37,329	2,378,230
LaSalle Hotel Properties	50,558	1,495,000
Lexington Realty Trust	96,106	772,692
Liberty Property Trust	65,231	2,727,960
Life Storage Inc.	20,645	1,825,844
Macerich Co. (The)	47,952	2,762,994
Mack-Cali Realty Corp.	40,005	686,886
Medical Properties Trust Inc.	161,860	2,068,571
Mid-America Apartment Communities Inc.	50,269	4,597,603
National Health Investors Inc.	18,432	1,258,353
National Retail Properties Inc.	68,037	2,588,127
Omega Healthcare Investors Inc.[c]	87,848	2,282,291
Outfront Media Inc.	61,524	1,153,575
Paramount Group Inc.[c]	90,566	1,299,622
Park Hotels & Resorts Inc.	88,983	2,560,931
Pebblebrook Hotel Trust[c]	30,825	1,078,567
Physicians Realty Trust	79,540	1,188,328
Piedmont Office Realty Trust Inc. Class A	60,387	1,082,135
PotlatchDeltic Corp.	26,909	1,395,232
Prologis Inc.	236,211	15,332,456
Public Storage	66,396	13,397,385
Quality Care Properties Inc.[b]	42,038	923,575
Rayonier Inc.	57,291	2,130,652
Realty Income Corp.[c]	125,738	6,351,026
Regency Centers Corp.	65,740	3,868,799
Retail Properties of America Inc. Class A	101,460	1,170,848
RLJ Lodging Trust	77,557	1,610,859
Ryman Hospitality Properties Inc.	22,825	1,789,023
Sabra Health Care REIT Inc.	79,541	1,456,396
SBA Communications Corp.[b]	51,691	8,282,449
Senior Housing Properties Trust[c]	96,459	1,501,867
Simon Property Group Inc.	137,819	21,546,622
SL Green Realty Corp.	40,169	3,926,118
Spirit Realty Capital Inc.	202,337	1,628,813
STORE Capital Corp.	73,686	1,859,098
Sun Communities Inc.	35,100	3,294,135
Sunstone Hotel Investors Inc.[c]	100,010	1,560,156

Security	Shares	Value
Tanger Factory Outlet Centers Inc.[c]	42,323	$928,990
Taubman Centers Inc.[c]	26,929	1,507,485
UDR Inc.	119,204	4,309,224
Uniti Group Inc.[b,c]	73,660	1,327,353
Urban Edge Properties	46,974	966,255
Ventas Inc.	158,045	8,126,674
VEREIT Inc.	433,495	2,947,766
Vornado Realty Trust	76,487	5,203,411
Washington Prime Group Inc.[c]	80,778	522,634
Washington REIT	34,822	1,000,088
Weingarten Realty Investors	53,301	1,464,178
Welltower Inc.	164,268	8,778,482
Weyerhaeuser Co.	334,762	12,312,546
WP Carey Inc.	47,266	3,017,934
Xenia Hotels & Resorts Inc.	47,759	983,358

		400,373,121
INSURANCE — 14.11%
Aflac Inc.	345,325	15,736,460
Alleghany Corp.	5,940	3,413,540
Allstate Corp. (The)	157,062	15,363,805
American Financial Group Inc./OH	30,688	3,474,495
American International Group Inc.	398,178	22,297,968
AmTrust Financial Services Inc.	42,385	546,343
Aon PLC	109,087	15,541,625
Arch Capital Group Ltd.[b]	60,708	4,864,532
Arthur J Gallagher & Co.	80,267	5,617,887
Aspen Insurance Holdings Ltd.	26,261	1,114,779
Assurant Inc.	23,377	2,169,853
Assured Guaranty Ltd.	52,354	1,899,927
Athene Holding Ltd. Class A NVS[b]	55,748	2,731,652
Axis Capital Holdings Ltd.	36,929	2,167,732
Brighthouse Financial Inc.[b]	42,368	2,151,447
Brown & Brown Inc.	101,823	2,772,640
Chubb Ltd.	205,560	27,888,325
Cincinnati Financial Corp.	66,020	4,643,847
CNO Financial Group Inc.	60,114	1,288,844
Erie Indemnity Co. Class A NVS	8,265	965,104
Everest Re Group Ltd.	18,152	4,223,426
First American Financial Corp.	47,699	2,437,896
FNF Group	120,713	4,445,860
Genworth Financial Inc. Class Ab	224,267	618,977
Hanover Insurance Group Inc. (The)	18,861	2,166,186
Hartford Financial Services Group Inc. (The)	158,369	8,526,587

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIALS ETF

April 30, 2018

Security	Shares	Value
Kemper Corp.	21,503	$1,451,453
Lincoln National Corp.	96,888	6,844,168
Loews Corp.	119,672	6,277,993
Markel Corp.[b]	6,210	7,017,548
Marsh & McLennan Companies Inc.	224,872	18,327,068
Mercury General Corp.	16,378	748,966
MetLife Inc.	459,158	21,888,062
Old Republic International Corp.	107,415	2,191,266
Primerica Inc.	18,950	1,833,413
Principal Financial Group Inc.	119,563	7,080,521
ProAssurance Corp.	23,699	1,120,963
Progressive Corp. (The)	258,010	15,555,423
Prudential Financial Inc.	186,924	19,873,760
Reinsurance Group of America Inc.	28,557	4,266,416
RenaissanceRe Holdings Ltd.	17,766	2,416,887
RLI Corp.	17,404	1,101,325
Torchmark Corp.	46,902	4,068,279
Travelers Companies Inc. (The)	120,249	15,824,768
Unum Group	98,312	4,756,335
Validus Holdings Ltd.	36,431	2,468,929
White Mountains Insurance Group Ltd.	1,581	1,368,023
Willis Towers Watson PLC	58,610	8,704,171
WR Berkley Corp.	42,615	3,177,374
XL Group Ltd.	113,659	6,318,304

		323,751,152
IT SERVICES — 7.59%
Mastercard Inc. Class A	408,886	72,892,107
Visa Inc. Class A	798,437	101,305,687

		174,197,794
MORTGAGE REAL ESTATE INVESTMENT — 0.87%
AGNC Investment Corp.	173,106	3,275,166
Annaly Capital Management Inc.	514,645	5,336,869
Blackstone Mortgage Trust Inc. Class Ac	47,599	1,468,429
Chimera Investment Corp.	83,354	1,457,861
Invesco Mortgage Capital Inc.	49,994	811,403
MFA Financial Inc.	176,826	1,329,732
New Residential Investment Corp.	148,614	2,597,773
Starwood Property Trust Inc.	115,839	2,427,985
Two Harbors Investment Corp.	77,944	1,189,425

		19,894,643

Security	Shares	Value
PROFESSIONAL SERVICES — 0.26%
CoStar Group Inc.[b]	15,971	$5,855,927

		5,855,927
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.58%
CBRE Group Inc. Class Ab	134,160	6,078,790
Howard Hughes Corp. (The)[b]	17,201	2,327,295
Jones Lang LaSalle Inc.	20,093	3,405,965
Realogy Holdings Corp.	60,046	1,489,741

		13,301,791
THRIFTS & MORTGAGE FINANCE — 0.38%
Capitol Federal Financial Inc.	61,966	772,716
Essent Group Ltd.[b]	36,763	1,211,708
MGIC Investment Corp.[b]	164,463	1,647,919
New York Community Bancorp. Inc.	216,740	2,574,871
Radian Group Inc.	95,419	1,364,492
Washington Federal Inc.	38,550	1,223,963

		8,795,669

TOTAL COMMON STOCKS (Cost: $2,175,110,301)		2,291,805,041

SHORT-TERM INVESTMENTS — 0.82%

MONEY MARKET FUNDS — 0.82%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[a,d,e]	15,648,781	15,650,345
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[a,d]	3,177,697	3,177,697

		18,828,042

TOTAL SHORT-TERM INVESTMENTS
(Cost: $18,826,478)		18,828,042

TOTAL INVESTMENTS IN SECURITIES — 100.67%
(Cost: $2,193,936,779)		2,310,633,083
Other Assets, Less Liabilities — (0.67)%		(15,317,860)

NET ASSETS — 100.00%		$2,295,315,223

NVS — Non-Voting Shares

[a]	Affiliate of the Fund.
[b]	Non-income producing security.
[c]	All or a portion of this security is on loan.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

38	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIALS ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	19,888,080	—		(4,239,299)[b]	15,648,781	$15,650,345	$84,848	[c]	$(8,453)	$(5,178)
BlackRock Cash Funds: Treasury, SL Agency Shares	2,174,793	1,002,904	[b]	—	3,177,697	3,177,697	27,008		—	—
BlackRock Inc.	44,442	33,952		(23,574)	54,820	28,588,630	500,164		2,571,422	3,731,729
PNC Financial Services Group Inc. (The)	177,540	128,121		(96,773)	208,888	30,416,182	575,934		3,783,399	715,402

						$77,832,854	$1,187,954		$6,346,368	$4,441,953

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$2,291,805,041	$—	$—	$2,291,805,041
Money market funds	18,828,042	—	—	18,828,042

Total	$2,310,633,083	$—	$—	$2,310,633,083

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.92%

AEROSPACE & DEFENSE — 20.89%
Arconic Inc.	133,277	$2,373,664
Boeing Co. (The)	173,664	57,927,364
BWX Technologies Inc.	31,167	2,113,123
Curtiss-Wright Corp.	13,850	1,773,354
Esterline Technologies Corp.[a,b]	8,210	589,888
General Dynamics Corp.	86,693	17,452,168
Harris Corp.	37,289	5,832,745
HEICO Corp.[b]	10,195	895,631
HEICO Corp. Class A	17,900	1,291,485
Hexcel Corp.	28,163	1,871,995
Huntington Ingalls Industries Inc.	14,255	3,466,959
KLX Inc.[a]	15,808	1,236,660
L3 Technologies Inc.	24,578	4,814,339
Lockheed Martin Corp.	77,997	25,024,557
Moog Inc. Class Aa	10,156	832,487
Northrop Grumman Corp.	54,650	17,599,486
Orbital ATK Inc.	18,127	2,399,652
Raytheon Co.	90,573	18,562,031
Rockwell Collins Inc.	51,471	6,821,966
Spirit AeroSystems Holdings Inc. Class A	35,942	2,888,658
Teledyne Technologies Inc.[a]	11,192	2,093,911
Textron Inc.	82,180	5,106,665
TransDigm Group Inc.	15,239	4,885,166
United Technologies Corp.	233,504	28,055,506

		215,909,460
AIR FREIGHT & LOGISTICS — 5.25%
CH Robinson Worldwide Inc.	43,872	4,037,540
Expeditors International of Washington Inc.	55,423	3,539,313
FedEx Corp.	77,373	19,126,606
United Parcel Service Inc. Class B	216,068	24,523,718
XPO Logistics Inc.[a]	31,214	3,032,752

		54,259,929
BUILDING PRODUCTS — 2.70%
Allegion PLC	29,856	2,304,286
AO Smith Corp.	45,642	2,800,137
Armstrong World Industries Inc.[a]	16,584	928,704
Fortune Brands Home & Security Inc.	47,703	2,608,877
Johnson Controls International PLC	290,744	9,847,499
Lennox International Inc.	11,804	2,282,540

Security	Shares	Value
Masco Corp.	98,385	$3,725,840
Owens Corning	35,054	2,295,686
USG Corp.[a]	27,878	1,121,532

		27,915,101
CHEMICALS — 0.92%
Sherwin-Williams Co. (The)	25,967	9,547,027

		9,547,027
COMMERCIAL SERVICES & SUPPLIES — 2.63%
Brink’s Co. (The)	15,859	1,170,394
Cintas Corp.	27,079	4,611,554
Clean Harbors Inc.[a]	16,133	738,891
Covanta Holding Corp.	41,099	612,375
Deluxe Corp.	15,034	1,030,430
Healthcare Services Group Inc.	23,247	898,032
MSA Safety Inc.	10,674	926,930
Republic Services Inc.	70,707	4,573,329
Stericycle Inc.[a]	26,832	1,575,307
Tetra Tech Inc.	17,522	848,065
Waste Management Inc.	125,255	10,181,979

		27,167,286
CONSTRUCTION & ENGINEERING — 1.32%
AECOM[a,b]	49,930	1,719,589
Chicago Bridge & Iron Co. NVb	32,047	483,910
Dycom Industries Inc.[a]	9,815	1,019,386
EMCOR Group Inc.	18,323	1,348,390
Fluor Corp.	43,889	2,587,256
Jacobs Engineering Group Inc.	37,774	2,194,292
KBR Inc.	44,014	734,594
MasTec Inc.[a]	21,030	925,320
Quanta Services Inc.[a]	48,240	1,567,800
Valmont Industries Inc.	7,114	1,010,899

		13,591,436
CONSTRUCTION MATERIALS — 1.06%
Eagle Materials Inc.	15,257	1,509,832
Martin Marietta Materials Inc.	19,749	3,846,513
Summit Materials Inc. Class Aa	34,509	971,083
Vulcan Materials Co.	41,591	4,645,299

		10,972,727
CONTAINERS & PACKAGING — 3.54%
AptarGroup Inc.	19,491	1,822,408
Avery Dennison Corp.	27,604	2,893,175
Ball Corp.	109,896	4,405,731
Bemis Co. Inc.	28,543	1,235,056
Berry Global Group Inc.[a]	41,146	2,263,030

40	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2018

Security	Shares	Value
Crown Holdings Inc.[a]	42,121	$2,099,311
Graphic Packaging Holding Co.	97,163	1,389,431
International Paper Co.	129,637	6,684,084
Owens-Illinois Inc.[a]	51,173	1,040,347
Packaging Corp. of America	29,620	3,426,738
Sealed Air Corp.	52,525	2,303,221
Silgan Holdings Inc.	23,201	651,252
Sonoco Products Co.	31,206	1,602,740
WestRock Co.	80,164	4,742,502

		36,559,026
ELECTRICAL EQUIPMENT — 4.27%
Acuity Brands Inc.	13,217	1,583,000
AMETEK Inc.	72,682	5,073,204
Eaton Corp. PLC	138,195	10,368,771
Emerson Electric Co.	199,299	13,235,446
EnerSys	13,149	901,495
Generac Holdings Inc.[a]	19,491	877,290
Hubbell Inc.	17,155	1,781,718
Regal Beloit Corp.	13,908	990,250
Rockwell Automation Inc.	40,117	6,600,450
Sensata Technologies Holding PLC[a,b]	53,769	2,727,164

		44,138,788
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 5.30%
Amphenol Corp. Class A	95,903	8,028,040
Anixter International Inc.[a]	9,092	535,519
Arrow Electronics Inc.[a]	27,517	2,056,621
Avnet Inc.	37,626	1,476,068
Belden Inc.	13,158	810,533
Cognex Corp.	54,454	2,518,497
Coherent Inc.[a]	7,792	1,310,770
Corning Inc.	272,829	7,371,840
Dolby Laboratories Inc. Class A	19,125	1,144,057
FLIR Systems Inc.	43,571	2,333,227
IPG Photonics Corp.[a]	11,874	2,529,518
Itron Inc.[a]	10,714	700,696
Jabil Inc.	54,969	1,462,175
Keysight Technologies Inc.[a]	59,588	3,079,508
Littelfuse Inc.	7,797	1,457,415
National Instruments Corp.	33,755	1,380,242
TE Connectivity Ltd.	110,257	10,116,080
Trimble Inc.[a]	77,891	2,695,029
VeriFone Systems Inc.[a]	34,624	796,698
Vishay Intertechnology Inc.	41,406	730,816

Security	Shares	Value
Zebra Technologies Corp. Class Aa	16,703	$2,252,065

		54,785,414
INDUSTRIAL CONGLOMERATES — 11.56%
3M Co.	186,950	36,341,211
Carlisle Companies Inc.	19,380	2,087,807
General Electric Co.	2,725,783	38,351,767
Honeywell International Inc.	236,081	34,156,199
Roper Technologies Inc.	32,281	8,528,317

		119,465,301
IT SERVICES — 14.61%
Accenture PLC Class A	193,595	29,271,564
Alliance Data Systems Corp.	15,148	3,075,801
Automatic Data Processing Inc.	139,159	16,431,895
Broadridge Financial Solutions Inc.	36,622	3,926,245
Conduent Inc.[a]	62,038	1,207,259
Convergys Corp.	28,741	671,390
CoreLogic Inc./U.S.[a,b]	25,568	1,265,616
Euronet Worldwide Inc.[a,b]	16,531	1,291,236
Fidelity National Information Services Inc.	103,969	9,873,936
First Data Corp. Class Aa	139,462	2,524,262
Fiserv Inc.[a]	129,724	9,192,243
FleetCor Technologies Inc.[a]	28,207	5,846,747
Genpact Ltd.	47,794	1,524,151
Global Payments Inc.	49,996	5,652,048
Jack Henry & Associates Inc.	24,255	2,897,987
MAXIMUS Inc.	20,464	1,383,980
Paychex Inc.	100,393	6,080,804
PayPal Holdings Inc.[a]	354,168	26,424,474
Sabre Corp.	70,967	1,464,759
Square Inc. Class Aa,b	88,894	4,208,242
Total System Services Inc.	51,916	4,364,059
Western Union Co. (The)	144,506	2,853,994
WEX Inc.[a]	12,554	2,032,744
Worldpay Inc. Class Aa	93,209	7,570,435

		151,035,871
LIFE SCIENCES TOOLS & SERVICES — 0.25%
PerkinElmer Inc.	34,674	2,543,685

		2,543,685
MACHINERY — 13.64%
Actuant Corp. Class Ab	18,825	443,329
AGCO Corp.	20,711	1,298,165
Allison Transmission Holdings Inc.	41,746	1,627,677

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2018

Security	Shares	Value
Barnes Group Inc.	15,370	$853,496
Caterpillar Inc.	187,617	27,084,390
Colfax Corp.[a]	30,950	959,760
Crane Co.	15,903	1,330,127
Cummins Inc.	48,893	7,816,035
Deere & Co.	101,649	13,756,159
Donaldson Co. Inc.	40,757	1,803,905
Dover Corp.	48,479	4,494,003
Flowserve Corp.	41,033	1,822,276
Fortive Corp.	96,149	6,760,236
Graco Inc.	53,157	2,338,376
Hillenbrand Inc.	19,782	916,896
IDEX Corp.	24,027	3,211,449
Illinois Tool Works Inc.	96,502	13,705,214
Ingersoll-Rand PLC	78,443	6,580,583
ITT Inc.	27,608	1,349,755
Kennametal Inc.	25,595	932,938
Lincoln Electric Holdings Inc.	19,350	1,603,535
Middleby Corp. (The)[a]	17,529	2,205,849
Mueller Industries Inc.	18,052	490,653
Nordson Corp.	16,005	2,058,243
Oshkosh Corp.	23,427	1,690,492
PACCAR Inc.	110,502	7,035,662
Parker-Hannifin Corp.	41,769	6,876,013
Pentair PLC	51,812	3,485,911
Snap-on Inc.	17,850	2,592,713
Terex Corp.	24,154	882,104
Timken Co. (The)	21,506	919,382
Toro Co. (The)	33,640	1,964,240
Trinity Industries Inc.	47,321	1,508,120
Wabtec Corp./DEb	26,824	2,382,239
Welbilt Inc.[a]	43,739	838,039
Woodward Inc.	17,301	1,244,634
Xylem Inc./NY	56,475	4,117,028

		140,979,626
MARINE — 0.14%
Kirby Corp.[a,b]	16,863	1,438,414

		1,438,414
PAPER & FOREST PRODUCTS — 0.12%
Louisiana-Pacific Corp.	45,479	1,288,420

		1,288,420
PROFESSIONAL SERVICES — 2.01%
Equifax Inc.	37,697	4,223,949
FTI Consulting Inc.[a]	11,753	686,375

Security	Shares	Value
ManpowerGroup Inc.	20,753	$1,986,477
Nielsen Holdings PLC	105,408	3,315,082
Robert Half International Inc.	38,981	2,368,096
TransUnion[a]	46,920	3,045,577
Verisk Analytics Inc.[a,b]	48,745	5,188,905

		20,814,461
ROAD & RAIL — 7.32%
CSX Corp.	278,536	16,542,253
Genesee & Wyoming Inc. Class Aa	19,436	1,383,843
JB Hunt Transport Services Inc.	26,875	3,155,931
Kansas City Southern	32,324	3,446,708
Landstar System Inc.	13,178	1,339,544
Norfolk Southern Corp.	89,207	12,798,528
Old Dominion Freight Line Inc.	21,465	2,873,305
Ryder System Inc.	16,616	1,120,417
Union Pacific Corp.	247,122	33,022,913

		75,683,442
TRADING COMPANIES & DISTRIBUTORS — 2.30%
Air Lease Corp.	30,126	1,255,953
Applied Industrial Technologies Inc.	12,135	776,033
Fastenal Co.	90,303	4,514,247
GATX Corp.	11,915	777,335
HD Supply Holdings Inc.[a]	58,249	2,254,819
MRC Global Inc.[a]	29,628	554,932
MSC Industrial Direct Co. Inc. Class A	14,130	1,221,397
NOW Inc.[a,b]	34,111	413,766
United Rentals Inc.[a]	26,532	3,979,800
Univar Inc.[a]	35,793	986,455
Watsco Inc.	10,033	1,679,725
WESCO International Inc.[a]	14,765	879,256
WW Grainger Inc.	16,028	4,509,478

		23,803,196
TRANSPORTATION INFRASTRUCTURE — 0.09%
Macquarie Infrastructure Corp.	25,019	948,220

		948,220

TOTAL COMMON STOCKS (Cost: $994,806,964)		1,032,846,830

42	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2018

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.50%

MONEY MARKET FUNDS — 1.50%
BlackRock Cash Funds: Institutional,
SL Agency Shares
1.93%[c,d,e]	14,591,338	$14,592,797
BlackRock Cash Funds: Treasury,
SL Agency Shares
1.61%[c,d]	926,903	926,903

		15,519,700

TOTAL SHORT-TERM INVESTMENTS (Cost: $15,518,505)		15,519,700

TOTAL INVESTMENTS IN SECURITIES — 101.42%
(Cost: $1,010,325,469)		$1,048,366,530
Other Assets, Less Liabilities — (1.42)%		(14,712,896)

NET ASSETS — 100.00%		$1,033,653,634

[a]	Non-income producing security.
[b]	All or a portion of this security is on loan.
[c]	Affiliate of the Fund.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	11,211,689	3,379,649	[b]	—	14,591,338	$14,592,797	$51,454	[c]	$(7,246)	$21
BlackRock Cash Funds: Treasury, SL Agency Shares	502,321	424,582	[b]	—	926,903	926,903	14,872		—	—

						$15,519,700	$66,326		$(7,246)	$21

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2018

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$1,032,846,830	$—	$—	$1,032,846,830
Money market funds	15,519,700	—	—	15,519,700

Total	$1,048,366,530	$—	$—	$1,048,366,530

See notes to financial statements.

44	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.81%

AEROSPACE & DEFENSE — 0.09%
Spirit AeroSystems Holdings Inc. Class A	10,772	$865,746
Wesco Aircraft Holdings Inc.[a,b]	4,652	46,985

		912,731
AIR FREIGHT & LOGISTICS — 0.92%
CH Robinson Worldwide Inc.	12,949	1,191,696
Echo Global Logistics Inc.[a,b]	2,244	61,261
Expeditors International of Washington Inc.	16,551	1,056,947
United Parcel Service Inc. Class B	63,971	7,260,709

		9,570,613
AIRLINES — 0.15%
Delta Air Lines Inc.	16,611	867,426
Southwest Airlines Co.	13,760	726,941

		1,594,367
AUTO COMPONENTS — 0.20%
Autoliv Inc.	8,087	1,084,063
BorgWarner Inc.	19,647	961,524

		2,045,587
AUTOMOBILES — 0.42%
Harley-Davidson Inc.	15,648	643,602
Tesla Inc.[a,b]	12,516	3,678,453

		4,322,055
BANKS — 2.18%
Bank of Hawaii Corp.	3,954	332,966
Cathay General Bancorp.	7,146	285,911
CIT Group Inc.	12,230	647,579
Citizens Financial Group Inc.	45,837	1,901,777
Comerica Inc.	16,207	1,532,858
First Republic Bank/CA	14,703	1,365,468
Heartland Financial USA Inc.	2,413	129,457
International Bancshares Corp.	5,230	208,154
KeyCorp	100,199	1,995,964
M&T Bank Corp.	12,624	2,300,977
Old National Bancorp./IN	12,618	217,030
People’s United Financial Inc.	32,072	586,597
PNC Financial Services Group Inc. (The)[c]	44,303	6,450,960
Regions Financial Corp.	108,074	2,020,984
Signature Bank/New York NYa	5,115	650,372
SVB Financial Group[a]	4,903	1,468,988

Security	Shares	Value
Umpqua Holdings Corp.	20,499	$482,956

		22,578,998
BEVERAGES — 1.77%
Coca-Cola Co. (The)	376,876	16,284,812
Dr Pepper Snapple Group Inc.	16,817	2,017,367

		18,302,179
BIOTECHNOLOGY — 4.93%
AbbVie Inc.	148,641	14,351,289
Amgen Inc.	62,738	10,946,526
Biogen Inc.[a]	19,688	5,386,637
BioMarin Pharmaceutical Inc.[a]	16,317	1,362,633
Celgene Corp.[a]	73,304	6,384,778
Gilead Sciences Inc.	121,624	8,784,901
TESARO Inc.[a,b]	3,534	179,916
Vertex Pharmaceuticals Inc.[a]	23,551	3,607,071

		51,003,751
BUILDING PRODUCTS — 0.76%
Allegion PLC	8,844	682,580
AO Smith Corp.	13,635	836,507
Builders FirstSource Inc.[a]	10,278	187,368
Fortune Brands Home & Security Inc.	14,143	773,481
Johnson Controls International PLC	86,165	2,918,408
Lennox International Inc.	3,488	674,475
Masco Corp.	29,310	1,109,970
Owens Corning	10,351	677,887

		7,860,676
CAPITAL MARKETS — 4.26%
Ameriprise Financial Inc.	13,779	1,931,954
Bank of New York Mellon Corp. (The)	95,348	5,197,419
BlackRock Inc.[c]	11,196	5,838,714
Charles Schwab Corp. (The)	112,336	6,254,869
CME Group Inc.	31,683	4,995,775
FactSet Research Systems Inc.	3,649	690,062
Franklin Resources Inc.	30,872	1,038,534
Invesco Ltd.	37,885	1,097,528
Legg Mason Inc.	8,017	318,275
Moody’s Corp.	15,988	2,593,254
Northern Trust Corp.	20,106	2,146,316
S&P Global Inc.	23,747	4,478,684
State Street Corp.	34,532	3,445,603
T Rowe Price Group Inc.	22,577	2,569,714
TD Ameritrade Holding Corp.	26,409	1,534,099

		44,130,800

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2018

Security	Shares	Value
CHEMICALS — 1.95%
Air Products & Chemicals Inc.	20,352	$3,302,926
Albemarle Corp.	10,287	997,428
Axalta Coating Systems Ltd.[a]	20,378	629,680
Ecolab Inc.	24,208	3,504,592
HB Fuller Co.	4,701	232,558
International Flavors & Fragrances Inc.	7,354	1,038,826
Minerals Technologies Inc.	3,279	226,415
Mosaic Co. (The)	31,045	836,663
PPG Industries Inc.	23,705	2,509,885
Praxair Inc.	26,655	4,065,421
Sherwin-Williams Co. (The)	7,835	2,880,616

		20,225,010
COMMERCIAL SERVICES & SUPPLIES — 0.22%
ACCO Brands Corp.	10,039	120,970
Copart Inc.[a,b]	19,302	985,946
Deluxe Corp.	4,498	308,293
Essendant Inc.	3,752	27,915
HNI Corp.	4,097	136,799
Interface Inc.	5,411	119,042
Knoll Inc.	4,472	85,281
RR Donnelley & Sons Co.	6,123	51,739
Steelcase Inc. Class A	8,154	108,040
Team Inc.[a,b]	2,807	47,579
Tetra Tech Inc.	5,229	253,084

		2,244,688
COMMUNICATIONS EQUIPMENT — 2.31%
Cisco Systems Inc.	460,307	20,386,997
CommScope Holding Co. Inc.[a]	17,701	676,532
F5 Networks Inc.[a]	5,837	951,956
Motorola Solutions Inc.	15,043	1,652,173
Plantronics Inc.	3,131	203,985

		23,871,643
CONSTRUCTION & ENGINEERING — 0.10%
EMCOR Group Inc.	5,508	405,334
Granite Construction Inc.	3,705	194,068
Quanta Services Inc.[a]	14,502	471,315

		1,070,717
CONSUMER FINANCE — 0.76%
Ally Financial Inc.	41,196	1,075,216
American Express Co.	68,700	6,784,125

		7,859,341
CONTAINERS & PACKAGING — 0.45%
Avery Dennison Corp.	8,228	862,377

Security	Shares	Value
Ball Corp.	30,843	$1,236,496
Sealed Air Corp.	16,811	737,162
Sonoco Products Co.	9,255	475,337
WestRock Co.	23,643	1,398,720

		4,710,092
DISTRIBUTORS — 0.14%
LKQ Corp.[a]	28,750	891,825
Pool Corp.	3,746	519,982

		1,411,807
DIVERSIFIED FINANCIAL SERVICES — 0.08%
Voya Financial Inc.	16,726	875,606

		875,606
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.00%
CenturyLink Inc.	89,902	1,670,379
Cincinnati Bell Inc.[a]	3,375	51,131
Verizon Communications Inc.	384,073	18,954,003

		20,675,513
ELECTRIC UTILITIES — 0.26%
Alliant Energy Corp.	21,511	923,897
Eversource Energy	29,522	1,778,701

		2,702,598
ELECTRICAL EQUIPMENT — 0.61%
Acuity Brands Inc.	3,923	469,858
Eaton Corp. PLC	41,021	3,077,806
Rockwell Automation Inc.	11,961	1,967,943
Sensata Technologies Holding PLC[a]	15,946	808,781

		6,324,388
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.73%
Cognex Corp.	16,114	745,273
Corning Inc.	80,975	2,187,945
Flex Ltd.[a]	48,967	636,571
Itron Inc.[a]	3,238	211,765
TE Connectivity Ltd.	32,738	3,003,711
Trimble Inc.[a]	23,570	815,522

		7,600,787
ENERGY EQUIPMENT & SERVICES — 1.30%
Baker Hughes a GE Co.	37,851	1,366,800
Core Laboratories NV	4,104	502,535
National Oilwell Varco Inc.	35,383	1,368,260
Schlumberger Ltd.	128,980	8,842,869
TechnipFMC PLC	41,323	1,362,006

		13,442,470

46	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2018

Security	Shares	Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.63%
American Tower Corp.	39,929	$5,444,718
AvalonBay Communities Inc.	12,835	2,092,105
Boston Properties Inc.	14,372	1,744,905
Corporate Office Properties Trust	10,032	275,980
Digital Realty Trust Inc.	19,108	2,019,525
Duke Realty Corp.	33,117	897,471
Equinix Inc.	7,295	3,069,663
Equity Residential	34,220	2,111,716
Federal Realty Investment Trust	6,726	779,207
Forest City Realty Trust Inc. Class A	19,866	398,512
HCP Inc.	43,659	1,019,874
Host Hotels & Resorts Inc.	68,900	1,347,684
Iron Mountain Inc.[b]	24,974	847,618
Liberty Property Trust	13,714	573,520
Macerich Co. (The)	11,190	644,768
PotlatchDeltic Corp.[b]	5,525	286,471
Prologis Inc.	49,487	3,212,201
SBA Communications Corp.[a]	10,953	1,754,999
Simon Property Group Inc.[b]	28,942	4,524,792
UDR Inc.	24,909	900,460
Vornado Realty Trust	15,875	1,079,976
Weyerhaeuser Co.	70,325	2,586,554

		37,612,719
FOOD & STAPLES RETAILING — 0.30%
Sysco Corp.	46,126	2,884,720
United Natural Foods Inc.[a]	4,708	211,954

		3,096,674
FOOD PRODUCTS — 2.04%
Archer-Daniels-Midland Co.	52,107	2,364,616
Bunge Ltd.	13,088	945,346
Campbell Soup Co.	16,681	680,251
Darling Ingredients Inc.[a]	15,333	262,808
General Mills Inc.	52,954	2,316,208
Hain Celestial Group Inc. (The)[a]	8,776	255,645
Hormel Foods Corp.	27,060	980,925
Ingredion Inc.	6,681	809,002
JM Smucker Co. (The)	10,554	1,204,000
Kellogg Co.	24,092	1,419,019
Kraft Heinz Co. (The)	56,684	3,195,844
McCormick & Co. Inc./MD NVS	11,149	1,175,216
Mondelez International Inc. Class A	139,140	5,496,030

		21,104,910

Security	Shares	Value
GAS UTILITIES — 0.09%
New Jersey Resources Corp.	8,054	$333,033
Northwest Natural Gas Co.	2,627	161,035
WGL Holdings Inc.	4,773	406,182

		900,250
HEALTH CARE EQUIPMENT & SUPPLIES — 1.64%
Align Technology Inc.[a]	7,098	1,773,435
Becton Dickinson and Co.	24,663	5,718,610
Cooper Companies Inc. (The)	4,551	1,040,859
DENTSPLY SIRONA Inc.	21,363	1,075,414
Edwards Lifesciences Corp.[a]	19,711	2,510,393
Hologic Inc.[a]	25,689	996,476
IDEXX Laboratories Inc.[a]	8,113	1,577,897
ResMed Inc.	13,242	1,253,223
Varian Medical Systems Inc.[a]	8,535	986,561

		16,932,868
HEALTH CARE PROVIDERS & SERVICES — 1.99%
AmerisourceBergen Corp.	15,287	1,384,696
Cardinal Health Inc.	29,298	1,880,053
Centene Corp.[a]	16,053	1,743,035
Cigna Corp.	22,958	3,944,644
Envision Healthcare Corp.[a]	11,245	417,977
HCA Healthcare Inc.	26,389	2,526,483
Henry Schein Inc.[a]	14,553	1,106,028
Humana Inc.	13,301	3,912,888
Laboratory Corp. of America Holdings[a]	9,478	1,618,368
MEDNAX Inc.[a]	8,708	399,784
Patterson Companies Inc.	8,024	186,799
Quest Diagnostics Inc.	12,697	1,284,936
Select Medical Holdings Corp.[a]	9,901	178,713

		20,584,404
HEALTH CARE TECHNOLOGY — 0.16%
Cerner Corp.[a]	27,790	1,618,767

		1,618,767
HOTELS, RESTAURANTS & LEISURE — 3.10%
Aramark	22,816	853,090
Choice Hotels International Inc.	3,392	271,530
Darden Restaurants Inc.	11,528	1,070,490
Domino’s Pizza Inc.	4,071	984,083
Hilton Worldwide Holdings Inc.	26,555	2,093,596
Jack in the Box Inc.	2,739	245,688
Marriott International Inc./MD Class A	28,856	3,944,038

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2018

Security	Shares	Value
McDonald’s Corp.	74,228	$12,428,737
Royal Caribbean Cruises Ltd.	15,937	1,724,224
Starbucks Corp.	132,479	7,626,816
Vail Resorts Inc.	3,775	865,645

		32,107,937
HOUSEHOLD DURABLES — 0.46%
Ethan Allen Interiors Inc.	2,531	55,809
Garmin Ltd.	11,360	666,491
La-Z-Boy Inc.	4,488	129,254
Meritage Homes Corp.[a]	3,663	163,004
Mohawk Industries Inc.[a]	5,885	1,235,144
Newell Brands Inc.	45,623	1,260,563
Tupperware Brands Corp.	4,732	210,858
Whirlpool Corp.	6,699	1,038,010

		4,759,133
HOUSEHOLD PRODUCTS — 2.60%
Clorox Co. (The)	12,021	1,408,861
Colgate-Palmolive Co.	77,672	5,066,545
Kimberly-Clark Corp.	32,738	3,389,693
Procter & Gamble Co. (The)	236,222	17,088,299

		26,953,398
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.09%
AES Corp./VA	61,463	752,307
Ormat Technologies Inc.	3,471	200,971

		953,278
INDUSTRIAL CONGLOMERATES — 1.28%
3M Co.	55,459	10,780,675
Roper Technologies Inc.	9,535	2,519,052

		13,299,727
INSURANCE — 3.37%
Aflac Inc.	73,213	3,336,316
Allstate Corp. (The)	33,408	3,267,971
Arthur J Gallagher & Co.	16,848	1,179,192
Chubb Ltd.	43,225	5,864,336
Hartford Financial Services Group Inc. (The)	33,242	1,789,749
Loews Corp.	26,633	1,397,167
Marsh & McLennan Companies Inc.	47,505	3,871,657
Principal Financial Group Inc.	26,924	1,594,439
Progressive Corp. (The)	54,098	3,261,568
Prudential Financial Inc.	39,478	4,197,301
Travelers Companies Inc. (The)	25,486	3,353,958

Security	Shares	Value
Willis Towers Watson PLC	11,682	$1,734,894

		34,848,548
INTERNET & DIRECT MARKETING RETAIL — 2.20%
Booking Holdings Inc.[a]	4,545	9,899,010
Netflix Inc.[a]	40,292	12,589,638
Nutrisystem Inc.	2,778	80,562
Shutterfly Inc.[a]	2,793	226,010

		22,795,220
INTERNET SOFTWARE & SERVICES — 9.30%
Alphabet Inc. Class Aa	27,776	28,292,078
Alphabet Inc. Class C NVS[a]	29,288	29,795,561
Facebook Inc. Class Aa	222,047	38,192,084

		96,279,723
IT SERVICES — 3.20%
Accenture PLC Class A	57,235	8,653,932
Automatic Data Processing Inc.	41,296	4,876,232
Cognizant Technology Solutions Corp. Class A	54,896	4,491,591
Convergys Corp.	8,682	202,811
FleetCor Technologies Inc.[a]	8,350	1,730,788
International Business Machines Corp.	81,890	11,870,774
Teradata Corp.[a]	11,268	461,087
Western Union Co. (The)	42,662	842,574

		33,129,789
LEISURE PRODUCTS — 0.15%
Callaway Golf Co.	8,866	153,027
Hasbro Inc.	10,484	923,536
Mattel Inc.[b]	31,904	472,179

		1,548,742
LIFE SCIENCES TOOLS & SERVICES — 0.62%
Agilent Technologies Inc.	29,920	1,966,941
Bio-Techne Corp.	3,470	523,657
IQVIA Holdings Inc.[a]	12,600	1,206,576
Mettler-Toledo International Inc.[a]	2,386	1,335,993
Waters Corp.[a]	7,429	1,399,698

		6,432,865
MACHINERY — 3.27%
AGCO Corp.	5,923	371,254
Caterpillar Inc.	55,398	7,997,255
Cummins Inc.	14,695	2,349,143
Deere & Co.	25,415	3,439,412
Dover Corp.	14,501	1,344,243
Flowserve Corp.	12,166	540,292

48	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2018

Security	Shares	Value
Fortive Corp.	29,081	$2,044,685
Graco Inc.	15,642	688,092
Illinois Tool Works Inc.	28,709	4,077,252
Ingersoll-Rand PLC	23,276	1,952,624
Lincoln Electric Holdings Inc.	5,520	457,442
Meritor Inc.[a]	7,831	152,469
Middleby Corp. (The)[a,b]	5,214	656,130
Parker-Hannifin Corp.	12,433	2,046,720
Snap-on Inc.	5,292	768,663
Stanley Black & Decker Inc.	14,312	2,026,436
Tennant Co.	1,659	122,766
Timken Co. (The)	6,523	278,858
WABCO Holdings Inc.[a]	4,738	611,155
Wabtec Corp./DE	8,041	714,121
Xylem Inc./NY	16,714	1,218,451

		33,857,463
MEDIA — 2.39%
Discovery Inc. Class Aa,b	14,331	338,928
Discovery Inc. Class C NVS[a]	28,311	629,070
John Wiley & Sons Inc. Class A	4,237	279,430
Liberty Global PLC Series Aa	18,541	558,826
Liberty Global PLC Series C NVS[a]	52,076	1,515,412
New York Times Co. (The) Class A	12,004	281,494
Scholastic Corp. NVS	2,712	112,277
Time Warner Inc.	72,499	6,872,905
Walt Disney Co. (The)	140,622	14,108,605

		24,696,947
METALS & MINING — 0.20%
Compass Minerals International Inc.	3,150	211,995
Nucor Corp.	29,563	1,821,672
Schnitzer Steel Industries Inc. Class A	2,616	77,041

		2,110,708
MULTI-UTILITIES — 1.01%
Avista Corp.	5,992	310,745
CenterPoint Energy Inc.	38,123	965,656
CMS Energy Corp.	26,249	1,238,690
Consolidated Edison Inc.	28,936	2,318,642
MDU Resources Group Inc.	17,274	486,608
NiSource Inc.	31,383	765,431
Sempra Energy	22,171	2,478,718

Security	Shares	Value
WEC Energy Group Inc.	29,386	$1,888,932

		10,453,422
MULTILINE RETAIL — 0.15%
Kohl’s Corp.	15,701	975,346
Nordstrom Inc.	11,607	586,850

		1,562,196
OIL, GAS & CONSUMABLE FUELS — 3.53%
Apache Corp.	35,462	1,452,169
Clean Energy Fuels Corp.[a,b]	11,238	18,093
ConocoPhillips	111,319	7,291,394
Denbury Resources Inc.[a]	38,619	127,056
Devon Energy Corp.	46,533	1,690,544
Energen Corp.[a]	9,050	592,232
EQT Corp.	23,516	1,180,268
Hess Corp.	26,628	1,517,530
Marathon Oil Corp.	79,116	1,443,867
Marathon Petroleum Corp.	45,480	3,406,907
Newfield Exploration Co.[a]	18,556	552,969
Noble Energy Inc.	43,031	1,455,739
Occidental Petroleum Corp.	71,244	5,504,311
ONEOK Inc.	35,721	2,151,119
Phillips 66	40,461	4,503,714
Pioneer Natural Resources Co.	15,816	3,187,715
QEP Resources Inc.[a]	22,393	272,747
Southwestern Energy Co.[a]	47,405	194,360

		36,542,734
PAPER & FOREST PRODUCTS — 0.02%
Domtar Corp.	5,837	256,244

		256,244
PERSONAL PRODUCTS — 0.31%
Avon Products Inc.[a]	39,530	100,011
Estee Lauder Companies Inc. (The) Class A	20,931	3,099,672

		3,199,683
PHARMACEUTICALS — 2.66%
Bristol-Myers Squibb Co.	152,392	7,944,195
Jazz Pharmaceuticals PLC[a]	5,600	851,424
Merck & Co. Inc.	253,672	14,933,670
Zoetis Inc.	45,331	3,784,232

		27,513,521
PROFESSIONAL SERVICES — 0.45%
ASGN Inc.[a]	4,653	375,171
Dun & Bradstreet Corp. (The)	3,437	396,320
Exponent Inc.	2,375	205,200

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2018

Security	Shares	Value
Heidrick & Struggles International Inc.	1,769	$66,603
ICF International Inc.	1,818	121,988
IHS Markit Ltd.[a]	37,160	1,825,671
Kelly Services Inc. Class A NVS	2,777	81,255
ManpowerGroup Inc.	6,208	594,230
Navigant Consulting Inc.[a]	4,250	90,908
Resources Connection Inc.	2,811	43,992
Robert Half International Inc.	11,751	713,873
RPX Corp.	4,276	46,309
TrueBlue Inc.[a]	3,980	106,067

		4,667,587
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.22%
CBRE Group Inc. Class Aa	28,539	1,293,102
Jones Lang LaSalle Inc.	4,220	715,332
Realogy Holdings Corp.	12,690	314,839

		2,323,273
ROAD & RAIL — 2.01%
AMERCO	639	215,675
ArcBest Corp.	2,152	69,079
Avis Budget Group Inc.[a]	6,927	342,263
CSX Corp.	79,057	4,695,195
Genesee & Wyoming Inc. Class Aa	5,733	408,190
Hertz Global Holdings Inc.[a,b]	4,646	101,748
Kansas City Southern	9,651	1,029,086
Norfolk Southern Corp.	26,641	3,822,184
Ryder System Inc.	4,928	332,295
Union Pacific Corp.	73,291	9,793,877

		20,809,592
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.73%
Advanced Micro Devices Inc.[a,b]	76,407	831,308
Analog Devices Inc.	34,327	2,998,463
Applied Materials Inc.	99,304	4,932,430
Intel Corp.	435,756	22,493,725
Lam Research Corp.	15,101	2,794,591
Microchip Technology Inc.[b]	21,822	1,825,628
NVIDIA Corp.	56,422	12,689,308
Skyworks Solutions Inc.	17,092	1,482,902
Texas Instruments Inc.	91,767	9,307,927

		59,356,282
SOFTWARE — 10.87%
Adobe Systems Inc.[a]	45,902	10,171,883

Security	Shares	Value
ANSYS Inc.[a]	7,889	$1,275,336
Autodesk Inc.[a]	18,368	2,312,531
CA Inc.	29,115	1,013,202
Cadence Design Systems Inc.[a]	26,357	1,055,861
Citrix Systems Inc.[a]	13,989	1,439,608
Dell Technologies Inc. Class Va	18,942	1,359,467
Fortinet Inc.[a]	13,710	758,986
Intuit Inc.	22,612	4,178,471
Microsoft Corp.	682,394	63,817,487
Oracle Corp.	291,445	13,310,293
salesforce.com Inc.[a]	63,893	7,730,414
Symantec Corp.	57,768	1,605,373
VMware Inc. Class Aa,b	6,630	883,514
Workday Inc. Class Aa,b	12,758	1,592,709

		112,505,135
SPECIALTY RETAIL — 1.42%
AutoNation Inc.[a,b]	5,099	235,523
Best Buy Co. Inc.	25,089	1,920,061
Buckle Inc. (The)	2,984	68,781
Caleres Inc.	4,003	131,018
CarMax Inc.[a]	17,061	1,066,312
Foot Locker Inc.	11,547	497,445
GameStop Corp. Class A	9,431	128,733
Gap Inc. (The)	21,575	630,853
Lowe’s Companies Inc.	77,377	6,378,186
Office Depot Inc.	48,264	110,525
Pier 1 Imports Inc.	5,709	12,731
Signet Jewelers Ltd.	5,343	207,736
Tiffany & Co.	11,592	1,192,005
Tractor Supply Co.	11,629	790,772
Ulta Salon Cosmetics & Fragrance Inc.[a]	5,404	1,355,918

		14,726,599
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.63%
Hewlett Packard Enterprise Co.	148,605	2,533,715
HP Inc.	155,518	3,342,082
Super Micro Computer Inc.[a,b]	3,451	61,083
Xerox Corp.	20,109	632,428

		6,569,308
TEXTILES, APPAREL & LUXURY GOODS — 1.45%
Columbia Sportswear Co.	2,665	221,222
Deckers Outdoor Corp.[a]	2,978	277,728
Hanesbrands Inc.	33,933	626,743
Michael Kors Holdings Ltd.[a]	14,120	966,090

50	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2018

Security	Shares	Value
NIKE Inc. Class B	122,175	$8,355,548
PVH Corp.	7,206	1,150,582
Under Armour Inc. Class Aa,b	17,222	305,863
Under Armour Inc. Class C NVS[a,b]	17,533	269,132
VF Corp.	31,290	2,530,422
Wolverine World Wide Inc.	9,000	269,640

		14,972,970
THRIFTS & MORTGAGE FINANCE — 0.05%
New York Community Bancorp. Inc.	45,532	540,920

		540,920
TRADING COMPANIES & DISTRIBUTORS — 0.45%
Air Lease Corp.	9,125	380,421
Applied Industrial Technologies Inc.	3,632	232,266
Fastenal Co.	26,809	1,340,182
H&E Equipment Services Inc.	2,920	94,462
United Rentals Inc.[a]	7,867	1,180,050
WW Grainger Inc.	5,045	1,419,411

		4,646,792
WATER UTILITIES — 0.14%
American Water Works Co. Inc.	16,601	1,437,315

		1,437,315
WIRELESS TELECOMMUNICATION SERVICES — 0.04%
Sprint Corp.[a,b]	74,421	417,502

		417,502

TOTAL COMMON STOCKS (Cost: $852,330,294)		1,033,461,562

SHORT-TERM INVESTMENTS — 1.33%

MONEY MARKET FUNDS — 1.33%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[c,d,e]	12,779,164	12,780,442
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[c,d]	1,025,471	1,025,471

		13,805,913

TOTAL SHORT-TERM INVESTMENTS (Cost: $13,804,862)		13,805,913

Value

TOTAL INVESTMENTS IN SECURITIES — 101.14% (Cost: $866,135,156)	$1,047,267,475
Other Assets, Less Liabilities — (1.14)%	(11,844,522)

NET ASSETS — 100.00%	$1,035,422,953

NVS  —  Non-Voting Shares

[a]	Non-income producing security.
[b]	All or a portion of this security is on loan.
[c]	Affiliate of the Fund.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	10,860,508	1,918,656	[b]	—	12,779,164	$12,780,442	$79,271	[c]	$(2,694)	$(1,565)
BlackRock Cash Funds: Treasury, SL Agency Shares	603,275	422,196	[b]	—	1,025,471	1,025,471	11,860		—	—
BlackRock Inc.	10,570	3,668		(3,042)	11,196	5,838,714	110,744		661,964	843,214
PNC Financial Services Group Inc. (The)	42,308	14,412		(12,417)	44,303	6,450,960	132,075		591,856	558,401

						$26,095,587	$333,950		$1,251,126	$1,400,050

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$1,033,461,562	$—	$—	$1,033,461,562
Money market funds	13,805,913	—	—	13,805,913

Total	$1,047,267,475	$—	$—	$1,047,267,475

See notes to financial statements.

52	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI USA ESG SELECT ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.84%

AEROSPACE & DEFENSE — 2.48%
Rockwell Collins Inc.	127,574	$16,908,658

		16,908,658
AIR FREIGHT & LOGISTICS — 0.49%
Expeditors International of Washington Inc.	52,166	3,331,321

		3,331,321
AUTOMOBILES — 1.10%
Tesla Inc.[a,b]	25,432	7,474,465

		7,474,465
BANKS — 2.32%
Comerica Inc.	59,898	5,665,153
KeyCorp	79,842	1,590,453
People’s United Financial Inc.	299,584	5,479,391
PNC Financial Services Group Inc. (The)[c]	6,723	978,936
SVB Financial Group[a]	7,041	2,109,554

		15,823,487
BEVERAGES — 2.31%
Coca-Cola Co. (The)	144,192	6,230,536
PepsiCo Inc.	94,105	9,498,959

		15,729,495
BIOTECHNOLOGY — 1.71%
AbbVie Inc.	16,503	1,593,365
Biogen Inc.[a]	9,295	2,543,112
Gilead Sciences Inc.	38,113	2,752,902
TESARO Inc.[a,b]	11,671	594,171
Vertex Pharmaceuticals Inc.[a]	27,416	4,199,034

		11,682,584
BUILDING PRODUCTS — 0.50%
Johnson Controls International PLC	99,707	3,377,076

		3,377,076
CAPITAL MARKETS — 6.70%
Bank of New York Mellon Corp. (The)	30,629	1,669,587
BlackRock Inc.[c]	33,598	17,521,357
Franklin Resources Inc.	61,526	2,069,735
Northern Trust Corp.	136,626	14,584,825
State Street Corp.	98,627	9,841,002

		45,686,506

Security	Shares	Value
CHEMICALS — 5.96%
Ecolab Inc.	250,747	$36,300,643
International Flavors & Fragrances Inc.	30,454	4,301,932

		40,602,575
COMMUNICATIONS EQUIPMENT — 2.24%
Cisco Systems Inc.	289,402	12,817,615
Motorola Solutions Inc.	22,110	2,428,341

		15,245,956
CONSUMER FINANCE — 1.28%
American Express Co.	88,484	8,737,795

		8,737,795
ELECTRIC UTILITIES — 1.62%
Edison International	17,330	1,135,462
Eversource Energy	93,470	5,631,567
Xcel Energy Inc.	91,261	4,274,665

		11,041,694
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.64%
Corning Inc.	56,242	1,519,659
TE Connectivity Ltd.	31,168	2,859,664

		4,379,323
ENERGY EQUIPMENT & SERVICES — 1.69%
Baker Hughes a GE Co.	134,682	4,863,367
National Oilwell Varco Inc.	20,903	808,319
TechnipFMC PLC	177,554	5,852,180

		11,523,866
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.88%
American Tower Corp.	25,365	3,458,772
Equinix Inc.	8,918	3,752,605
Liberty Property Trust	174,278	7,288,306
Prologis Inc.	184,423	11,970,897

		26,470,580
FOOD PRODUCTS — 4.43%
Bunge Ltd.	103,199	7,454,064
Campbell Soup Co.	84,412	3,442,321
General Mills Inc.	112,896	4,938,071
Kellogg Co.	243,676	14,352,517

		30,186,973
HEALTH CARE PROVIDERS & SERVICES — 4.29%
Cardinal Health Inc.	140,256	9,000,227
HCA Healthcare Inc.	8,884	850,554

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT ETF

April 30, 2018

Security	Shares	Value
Henry Schein Inc.[a,b]	245,122	$18,629,272
Quest Diagnostics Inc.	7,779	787,235

		29,267,288
HOTELS, RESTAURANTS & LEISURE — 1.11%
Hilton Worldwide Holdings Inc.	15,225	1,200,339
Marriott International Inc./MD Class A	46,638	6,374,482

		7,574,821
HOUSEHOLD DURABLES — 0.30%
Newell Brands Inc.	74,314	2,053,296

		2,053,296
HOUSEHOLD PRODUCTS — 2.41%
Clorox Co. (The)	53,762	6,300,906
Kimberly-Clark Corp.	28,518	2,952,754
Procter & Gamble Co. (The)	99,374	7,188,715

		16,442,375
INDUSTRIAL CONGLOMERATES — 4.08%
3M Co.	143,122	27,821,486

		27,821,486
INSURANCE — 1.52%
Marsh & McLennan Companies Inc.	127,502	10,391,413

		10,391,413
INTERNET SOFTWARE & SERVICES — 2.44%
Alphabet Inc. Class Aa	15,643	15,933,647
Facebook Inc. Class Aa	3,947	678,884

		16,612,531
IT SERVICES — 5.01%
Accenture PLC Class A	180,582	27,303,998
International Business Machines Corp.	47,248	6,849,070

		34,153,068
LEISURE PRODUCTS — 0.24%
Hasbro Inc.	8,824	777,306
Mattel Inc.[b]	56,674	838,775

		1,616,081
LIFE SCIENCES TOOLS & SERVICES — 3.61%
Agilent Technologies Inc.	191,031	12,558,378
Mettler-Toledo International Inc.[a,b]	7,820	4,378,652
Waters Corp.[a]	40,746	7,676,954

		24,613,984

Security	Shares	Value
MACHINERY — 4.34%
Caterpillar Inc.	70,588	$10,190,084
Cummins Inc.	87,290	13,954,179
Ingersoll-Rand PLC	26,177	2,195,989
Xylem Inc./NY	44,515	3,245,143

		29,585,395
MEDIA — 0.98%
Liberty Global PLC Series Aa	25,915	781,078
Time Warner Inc.	24,303	2,303,924
Walt Disney Co. (The)	35,869	3,598,737

		6,683,739
MULTI-UTILITIES — 1.13%
Sempra Energy	68,904	7,703,467

		7,703,467
MULTILINE RETAIL — 0.12%
Nordstrom Inc.	15,999	808,909

		808,909
OIL, GAS & CONSUMABLE FUELS — 1.61%
ConocoPhillips	76,288	4,996,864
Hess Corp.	69,289	3,948,780
Marathon Oil Corp.	61,052	1,114,199
Noble Energy Inc.	26,655	901,739

		10,961,582
PHARMACEUTICALS — 2.10%
Merck & Co. Inc.	119,315	7,024,074
Zoetis Inc.	87,169	7,276,868

		14,300,942
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.01%
CBRE Group Inc. Class Aa	151,489	6,863,967

		6,863,967
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.18%
Applied Materials Inc.	91,003	4,520,119
Intel Corp.	235,783	12,171,118
NVIDIA Corp.	26,770	6,020,573
Texas Instruments Inc.	56,918	5,773,193

		28,485,003
SOFTWARE — 8.61%
Autodesk Inc.[a]	34,156	4,300,241
CA Inc.	78,585	2,734,758
Cadence Design Systems Inc.[a]	36,927	1,479,296
Microsoft Corp.	379,529	35,493,552

54	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT ETF

April 30, 2018

Security	Shares	Value
Oracle Corp.	155,157	$7,086,020
salesforce.com Inc.[a]	41,008	4,961,558
Symantec Corp.	93,560	2,600,032

		58,655,457
SPECIALTY RETAIL — 3.99%
Best Buy Co. Inc.	164,783	12,610,843
Gap Inc. (The)	72,045	2,106,596
Tiffany & Co.	121,010	12,443,458

		27,160,897
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 4.87%
Apple Inc.	153,857	25,426,408
Hewlett Packard Enterprise Co.	203,547	3,470,476
HP Inc.	201,336	4,326,711

		33,223,595
TEXTILES, APPAREL & LUXURY GOODS — 2.38%
Hanesbrands Inc.	39,859	736,196
NIKE Inc. Class B	170,062	11,630,540
PVH Corp.	17,870	2,853,303
VF Corp.	12,019	971,976

		16,192,015
TRADING COMPANIES & DISTRIBUTORS — 0.16%
WW Grainger Inc.	3,965	1,115,553

		1,115,553

TOTAL COMMON STOCKS
(Cost: $541,860,387)		680,489,218

SHORT-TERM INVESTMENTS — 4.26%

MONEY MARKET FUNDS — 4.26%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[c,d,e]	28,508,206	28,511,057
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[c,d]	557,555	557,555

		29,068,612

TOTAL SHORT-TERM INVESTMENTS
(Cost: $29,066,345)		29,068,612

Value

TOTAL INVESTMENTS IN SECURITIES — 104.10%
(Cost: $570,926,732)	$709,557,830
Other Assets, Less Liabilities — (4.10)%	(27,950,944)

NET ASSETS — 100.00%	$681,606,886

[a]	Non-income producing security.
[b]	All or a portion of this security is on loan.
[c]	Affiliate of the Fund.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	4,956,622	23,551,584	[b]	—	28,508,206	$28,511,057	$63,496	[c]	$(1,630)	$1,904
BlackRock Cash Funds: Treasury, SL Agency Shares	682,676	—		(125,121)[b]	557,555	557,555	8,539		—	—
BlackRock Inc.	28,832	8,040		(3,274)	33,598	17,521,357	326,450		370,911	3,881,996
PNC Financial Services Group Inc. (The)	5,759	1,536		(572)	6,723	978,936	19,343		18,338	141,540

						$47,568,905	$417,828		$387,619	$4,025,440

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$680,489,218	$—	$—	$680,489,218
Money market funds	29,068,612	—	—	29,068,612

Total	$709,557,830	$—	$—	$709,557,830

See notes to financial statements.

56	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2018

	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Goods ETF	iShares U.S. Consumer Services ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$692,794,829	$486,558,444	$689,287,833
Affiliated (Note 2)	1,053,675	13,684,419	15,760,540

Total cost of investments in securities	$693,848,504	$500,242,863	$705,048,373

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$632,287,619	$432,601,883	$741,327,308
Affiliated (Note 2)	1,053,698	13,685,518	15,761,583
Receivables:
Investment securities sold	2,856,147	—	16,283,334
Dividends and interest	610,528	820,390	322,626

Total Assets	636,807,992	447,107,791	773,694,851

LIABILITIES
Payables:
Investment securities purchased	3,320,861	91,164	16,580,459
Collateral for securities on loan (Note 1)	313,569	13,355,797	15,171,153
Investment advisory fees (Note 2)	239,353	161,401	261,587

Total Liabilities	3,873,783	13,608,362	32,013,199

NET ASSETS	$632,934,209	$433,499,429	$741,681,652

Net assets consist of:
Paid-in capital	$799,205,806	$490,822,891	$726,234,918
Undistributed net investment income	991,938	1,400,186	429,739
Accumulated net realized loss	(106,756,348)	(4,768,186)	(37,023,523)
Net unrealized appreciation (depreciation)	(60,507,187)	(53,955,462)	52,040,518

NET ASSETS	$632,934,209	$433,499,429	$741,681,652

Shares outstanding[b]	6,500,000	3,800,000	4,000,000

Net asset value per share	$97.37	$114.08	$185.42

[a]	Securities on loan with values of $306,775, $13,265,792 and $14,593,405, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2018

	iShares U.S. Financial Services ETF	iShares U.S. Financials ETF	iShares U.S. Industrials ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$1,342,813,998	$2,124,045,949	$994,806,964
Affiliated (Note 2)	62,451,046	69,890,830	15,518,505

Total cost of investments in securities	$1,405,265,044	$2,193,936,779	$1,010,325,469

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,571,581,652	$2,232,800,229	$1,032,846,830
Affiliated (Note 2)	76,057,652	77,832,854	15,519,700
Receivables:
Investment securities sold	—	—	1,156,389
Dividends and interest	895,923	1,211,856	727,743

Total Assets	1,648,535,227	2,311,844,939	1,050,250,662

LIABILITIES
Payables:
Investment securities purchased	—	87,948	1,604,140
Collateral for securities on loan (Note 1)	4,171,152	15,655,302	14,597,630
Capital shares redeemed	—	—	9,848
Investment advisory fees (Note 2)	584,167	786,466	385,410

Total Liabilities	4,755,319	16,529,716	16,597,028

NET ASSETS	$1,643,779,908	$2,295,315,223	$1,033,653,634

Net assets consist of:
Paid-in capital	$1,424,794,693	$2,186,023,722	$1,010,377,172
Undistributed net investment income	2,325,460	739,875	319,152
Accumulated net realized loss	(25,714,505)	(8,144,678)	(15,083,751)
Net unrealized appreciation	242,374,260	116,696,304	38,041,061

NET ASSETS	$1,643,779,908	$2,295,315,223	$1,033,653,634

Shares outstanding[b]	12,550,000	19,500,000	7,300,000

Net asset value per share	$130.98	$117.71	$141.60

[a]	Securities on loan with values of $4,030,645, $15,347,820 and $14,338,117, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

58	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2018

	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$843,914,318	$528,255,855
Affiliated (Note 2)	22,220,838	42,670,877

Total cost of investments in securities	$866,135,156	$570,926,732

Investments in securities, at fair value (including securities on loan a) (Note 1):
Unaffiliated	$1,021,171,888	$661,988,925
Affiliated (Note 2)	26,095,587	47,568,905
Receivables:
Dividends and interest	1,173,605	716,097

Total Assets	1,048,441,080	710,273,927

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	12,781,981	28,509,927
Investment advisory fees (Note 2)	236,146	157,114

Total Liabilities	13,018,127	28,667,041

NET ASSETS	$1,035,422,953	$681,606,886

Net assets consist of:
Paid-in capital	$867,073,293	$547,870,199
Undistributed net investment income	1,809,027	1,077,953
Accumulated net realized loss	(14,591,686)	(5,972,364)
Net unrealized appreciation	181,132,319	138,631,098

NET ASSETS	$1,035,422,953	$681,606,886

Shares outstanding[b]	10,550,000	6,150,000

Net asset value per share	$98.14	$110.83

[a]	Securities on loan with values of $12,394,018 and $27,726,366, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2018

	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Goods ETF	iShares U.S. Consumer Services ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$15,571,030	$14,342,635	$10,989,933
Dividends — affiliated (Note 2)	7,511	7,454	8,526
Securities lending income — affiliated — net (Note 2)	15,235	149,762	157,478

Total investment income	15,593,776	14,499,851	11,155,937

EXPENSES
Investment advisory fees (Note 2)	3,571,646	2,503,604	3,238,858
Proxy fees	20,759	14,315	15,682

Total expenses	3,592,405	2,517,919	3,254,540

Net investment income	12,001,371	11,981,932	7,901,397

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(8,982,978)	(1,281,615)	(22,192,909)
Investments — affiliated (Note 2)	(1,019)	(1,441)	(7,570)
In-kind redemptions — unaffiliated	90,515,465	44,719,326	89,453,471

Net realized gain	81,531,468	43,436,270	67,252,992

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(34,039,849)	(62,594,987)	9,449,105
Investments — affiliated (Note 2)	(862)	(3,549)	(2,022)

Net change in unrealized appreciation/depreciation	(34,040,711)	(62,598,536)	9,447,083

Net realized and unrealized gain (loss)	47,490,757	(19,162,266)	76,700,075

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$59,492,128	$(7,180,334)	$84,601,472

[a]	Net of foreign withholding tax of $ —, $ — and $575, respectively.

See notes to financial statements.

60	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2018

	iShares U.S. Financial Services ETF	iShares U.S. Financials ETF	iShares U.S. Industrials ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$25,896,658	$39,062,612	$18,800,040
Dividends — affiliated (Note 2)	1,390,446	1,103,106	14,872
Securities lending income — affiliated — net (Note 2)	9,864	84,848	51,454

Total investment income	27,296,968	40,250,566	18,866,366

EXPENSES
Investment advisory fees (Note 2)	6,376,967	8,504,968	4,751,831
Proxy fees	31,012	36,784	22,078

Total expenses	6,407,979	8,541,752	4,773,909

Net investment income	20,888,989	31,708,814	14,092,457

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,290,930)	(4,747,759)	(7,868,057)
Investments — affiliated (Note 2)	(35,462)	(31,866)	(7,246)
In-kind redemptions — unaffiliated	114,477,573	161,621,267	114,352,342
In-kind redemptions — affiliated (Note 2)	5,559,361	6,378,234	—

Net realized gain	116,710,542	163,219,876	106,477,039

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	138,738,517	59,172,611	(7,921,206)
Investments — affiliated (Note 2)	8,703,534	4,441,953	21

Net change in unrealized appreciation/depreciation	147,442,051	63,614,564	(7,921,185)

Net realized and unrealized gain	264,152,593	226,834,440	98,555,854

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$285,041,582	$258,543,254	$112,648,311

[a]	Net of foreign withholding tax of $5,151, $4,068 and $23, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2018

	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$17,558,275	$12,396,528
Dividends — affiliated (Note 2)	254,679	354,332
Securities lending income — affiliated — net (Note 2)	79,271	63,496

Total investment income	17,892,225	12,814,356

EXPENSES
Investment advisory fees (Note 2)	4,684,190	3,129,878
Proxy fees	17,892	11,592

Total expenses	4,702,082	3,141,470
Less investment advisory fees waived (Note 2)	(182,202)	(120,788)

Net expenses	4,519,880	3,020,682

Net investment income	13,372,345	9,793,674

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,797,049)	(755,612)
Investments — affiliated (Note 2)	22,218	(3,884)
In-kind redemptions — unaffiliated	77,216,171	23,498,813
In-kind redemptions — affiliated (Note 2)	1,228,908	391,503

Net realized gain	74,670,248	23,130,820

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	24,062,935	35,531,917
Investments — affiliated (Note 2)	1,400,050	4,025,440

Net change in unrealized appreciation/depreciation	25,462,985	39,557,357

Net realized and unrealized gain	100,133,233	62,688,177

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$113,505,578	$72,481,851

[a]	Net of foreign withholding tax of $1,333 and $5,519, respectively.

See notes to financial statements.

62	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares U.S. Basic Materials ETF		iShares U.S. Consumer Goods ETF
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$12,001,371	$10,506,440	$11,981,932	$13,763,792
Net realized gain	81,531,468	35,502,872	43,436,270	47,450,962
Net change in unrealized appreciation/depreciation	(34,040,711)	55,005,749	(62,598,536)	(6,378,723)

Net increase (decrease) in net assets resulting from operations	59,492,128	101,015,061	(7,180,334)	54,836,031

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,542,658)	(9,748,115)	(10,581,746)	(16,041,659)

Total distributions to shareholders	(12,542,658)	(9,748,115)	(10,581,746)	(16,041,659)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	843,360,588	1,056,402,271	220,964,701	298,891,859
Cost of shares redeemed	(1,218,122,790)	(738,205,121)	(489,887,151)	(569,371,600)

Net increase (decrease) in net assets from capital share transactions	(374,762,202)	318,197,150	(268,922,450)	(270,479,741)

INCREASE (DECREASE) IN NET ASSETS	(327,812,732)	409,464,096	(286,684,530)	(231,685,369)

NET ASSETS
Beginning of year	960,746,941	551,282,845	720,183,959	951,869,328

End of year	$632,934,209	$960,746,941	$433,499,429	$720,183,959

Undistributed net investment income included in net assets at end of year	$991,938	$1,533,225	$1,400,186	$—

SHARES ISSUED AND REDEEMED
Shares sold	8,650,000	12,500,000	1,800,000	2,550,000
Shares redeemed	(12,900,000)	(8,850,000)	(4,050,000)	(5,000,000)

Net increase (decrease) in shares outstanding	(4,250,000)	3,650,000	(2,250,000)	(2,450,000)

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Consumer Services ETF		iShares U.S. Financial Services ETF
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$7,901,397	$8,631,087	$20,888,989	$13,475,920
Net realized gain	67,252,992	88,366,547	116,710,542	70,758,107
Net change in unrealized appreciation/depreciation	9,447,083	17,754,845	147,442,051	160,824,534

Net increase in net assets resulting from operations	84,601,472	114,752,479	285,041,582	245,058,561

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,008,005)	(9,488,256)	(20,493,638)	(12,364,655)

Total distributions to shareholders	(8,008,005)	(9,488,256)	(20,493,638)	(12,364,655)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	441,623,614	188,529,023	493,882,212	1,101,417,991
Cost of shares redeemed	(445,753,783)	(584,451,919)	(545,296,506)	(471,125,581)

Net increase (decrease) in net assets from capital share transactions	(4,130,169)	(395,922,896)	(51,414,294)	630,292,410

INCREASE (DECREASE) IN NET ASSETS	72,463,298	(290,658,673)	213,133,650	862,986,316

NET ASSETS
Beginning of year	669,218,354	959,877,027	1,430,646,258	567,659,942

End of year	$741,681,652	$669,218,354	$1,643,779,908	$1,430,646,258

Undistributed net investment income included in net assets at end of year	$429,739	$536,347	$2,325,460	$1,932,949

SHARES ISSUED AND REDEEMED
Shares sold	2,600,000	1,250,000	3,950,000	11,200,000
Shares redeemed	(2,650,000)	(3,850,000)	(4,600,000)	(4,650,000)

Net increase (decrease) in shares outstanding	(50,000)	(2,600,000)	(650,000)	6,550,000

See notes to financial statements.

64	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Financials ETF		iShares U.S. Industrials ETF
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$31,708,814	$26,637,247	$14,092,457	$14,443,747
Net realized gain	163,219,876	103,212,261	106,477,039	83,006,910
Net change in unrealized appreciation/depreciation	63,614,564	173,407,649	(7,921,185)	71,275,827

Net increase in net assets resulting from operations	258,543,254	303,257,157	112,648,311	168,726,484

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(31,064,309)	(27,974,695)	(14,040,796)	(14,219,187)

Total distributions to shareholders	(31,064,309)	(27,974,695)	(14,040,796)	(14,219,187)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,330,154,609	1,520,325,655	575,928,694	740,482,618
Cost of shares redeemed	(943,642,395)	(1,287,579,008)	(624,702,580)	(644,587,072)

Net increase (decrease) in net assets from capital share transactions	386,512,214	232,746,647	(48,773,886)	95,895,546

INCREASE IN NET ASSETS	613,991,159	508,029,109	49,833,629	250,402,843

NET ASSETS
Beginning of year	1,681,324,064	1,173,294,955	983,820,005	733,417,162

End of year	$2,295,315,223	$1,681,324,064	$1,033,653,634	$983,820,005

Undistributed net investment income included in net assets at end of year	$739,875	$85,896	$319,152	$267,491

SHARES ISSUED AND REDEEMED
Shares sold	11,600,000	16,250,000	4,150,000	6,300,000
Shares redeemed	(8,300,000)	(13,550,000)	(4,500,000)	(5,400,000)

Net increase (decrease) in shares outstanding	3,300,000	2,700,000	(350,000)	900,000

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI KLD 400 Social ETF		iShares MSCI USA ESG Select ETF
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$13,372,345	$9,867,601	$9,793,674	$6,759,534
Net realized gain	74,670,248	13,082,371	23,130,820	24,102,405
Net change in unrealized appreciation/depreciation	25,462,985	83,380,091	39,557,357	46,774,848

Net increase in net assets resulting from operations	113,505,578	106,330,063	72,481,851	77,636,787

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,424,302)	(9,805,524)	(8,966,610)	(6,710,825)

Total distributions to shareholders	(12,424,302)	(9,805,524)	(8,966,610)	(6,710,825)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	298,112,752	266,035,782	148,245,639	158,914,934
Cost of shares redeemed	(186,716,528)	(40,292,161)	(58,662,518)	(58,843,156)

Net increase in net assets from capital share transactions	111,396,224	225,743,621	89,583,121	100,071,778

INCREASE IN NET ASSETS	212,477,500	322,268,160	153,098,362	170,997,740

NET ASSETS
Beginning of year	822,945,453	500,677,293	528,508,524	357,510,784

End of year	$1,035,422,953	$822,945,453	$681,606,886	$528,508,524

Undistributed net investment income included in net assets at end of year	$1,809,027	$235,582	$1,077,953	$250,889

SHARES ISSUED AND REDEEMED
Shares sold	3,150,000	3,300,000	1,400,000	1,750,000
Shares redeemed	(1,950,000)	(500,000)	(550,000)	(650,000)

Net increase in shares outstanding	1,200,000	2,800,000	850,000	1,100,000

See notes to financial statements.

66	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Basic Materials ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$89.37	$77.65	$84.59	$83.92	$69.93

Income from investment operations:
Net investment income[a]	1.39	1.34	1.39	1.34	1.49
Net realized and unrealized gain (loss)[b]	8.16	11.62	(6.93)	0.82	13.89

Total from investment operations	9.55	12.96	(5.54)	2.16	15.38

Less distributions from:
Net investment income	(1.55)	(1.24)	(1.40)	(1.49)	(1.39)

Total distributions	(1.55)	(1.24)	(1.40)	(1.49)	(1.39)

Net asset value, end of year	$97.37	$89.37	$77.65	$84.59	$83.92

Total return	10.74%	16.88%	(6.42)%	2.58%	22.27%

Ratios/Supplemental data:
Net assets, end of year (000s)	$632,934	$960,747	$551,283	$494,880	$939,881
Ratio of expenses to average net assets	0.43%	0.44%	0.44%	0.43%	0.45%
Ratio of net investment income to average net assets	1.44%	1.62%	1.88%	1.57%	1.94%
Portfolio turnover rate[c]	6%	13%	13%	7%	16%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Consumer Goods ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$119.04	$111.98	$105.19	$96.90	$87.54

Income from investment operations:
Net investment income[a]	2.50	2.32	2.31	2.03	1.81
Net realized and unrealized gain (loss)[b]	(5.24)	7.66	6.90	8.23	9.37

Total from investment operations	(2.74)	9.98	9.21	10.26	11.18

Less distributions from:
Net investment income	(2.22)	(2.92)	(2.42)	(1.97)	(1.82)

Total distributions	(2.22)	(2.92)	(2.42)	(1.97)	(1.82)

Net asset value, end of year	$114.08	$119.04	$111.98	$105.19	$96.90

Total return	(2.41)%	9.04%	8.88%	10.66%	12.92%

Ratios/Supplemental data:
Net assets, end of year (000s)	$433,499	$720,184	$951,869	$778,411	$460,252
Ratio of expenses to average net assets	0.43%	0.44%	0.44%	0.43%	0.45%
Ratio of net investment income to average net assets	2.05%	2.03%	2.15%	1.98%	1.97%
Portfolio turnover rate[c]	7%	7%	4%	4%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Consumer Services ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$165.24	$144.34	$142.60	$118.79	$99.99

Income from investment operations:
Net investment income[a]	1.81	1.52	1.42	1.44	1.08
Net realized and unrealized gain[b]	20.10	20.99	1.74	23.64	18.72

Total from investment operations	21.91	22.51	3.16	25.08	19.80

Less distributions from:
Net investment income	(1.73)	(1.61)	(1.42)	(1.27)	(1.00)

Total distributions	(1.73)	(1.61)	(1.42)	(1.27)	(1.00)

Net asset value, end of year	$185.42	$165.24	$144.34	$142.60	$118.79

Total return	13.35%	15.71%	2.23%	21.19%	19.85%

Ratios/Supplemental data:
Net assets, end of year (000s)	$741,682	$669,218	$959,877	$1,055,273	$421,694
Ratio of expenses to average net assets	0.43%	0.44%	0.44%	0.43%	0.45%
Ratio of net investment income to average net assets	1.04%	1.01%	0.99%	1.08%	0.96%
Portfolio turnover rate[c]	10%	8%	9%	8%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Financial Services ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$108.38	$85.36	$91.03	$81.22	$66.98

Income from investment operations:
Net investment income[a]	1.73	1.47	1.28	1.15	0.94
Net realized and unrealized gain (loss)[b]	22.56	22.88	(5.66)	9.77	14.22

Total from investment operations	24.29	24.35	(4.38)	10.92	15.16

Less distributions from:
Net investment income	(1.69)	(1.33)	(1.29)	(1.11)	(0.92)

Total distributions	(1.69)	(1.33)	(1.29)	(1.11)	(0.92)

Net asset value, end of year	$130.98	$108.38	$85.36	$91.03	$81.22

Total return	22.53%	28.74%	(4.85)%	13.50%	22.68%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,643,780	$1,430,646	$567,660	$564,372	$592,917
Ratio of expenses to average net assets	0.43%	0.44%	0.44%	0.43%	0.45%
Ratio of net investment income to average net assets	1.40%	1.49%	1.44%	1.32%	1.20%
Portfolio turnover rate[c]	4%	4%	5%	3%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Financials ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$103.79	$86.91	$88.81	$80.39	$69.55

Income from investment operations:
Net investment income[a]	1.82	1.64	1.44	1.27	1.15
Net realized and unrealized gain (loss)[b]	13.89	16.91	(1.81)	8.46	10.84

Total from investment operations	15.71	18.55	(0.37)	9.73	11.99

Less distributions from:
Net investment income	(1.79)	(1.67)	(1.53)	(1.31)	(1.15)

Total distributions	(1.79)	(1.67)	(1.53)	(1.31)	(1.15)

Net asset value, end of year	$117.71	$103.79	$86.91	$88.81	$80.39

Total return	15.21%	21.52%	(0.41)%	12.15%	17.32%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,295,315	$1,681,324	$1,173,295	$1,163,414	$1,559,644
Ratio of expenses to average net assets	0.43%	0.44%	0.44%	0.43%	0.45%
Ratio of net investment income to average net assets	1.59%	1.70%	1.64%	1.48%	1.50%
Portfolio turnover rate[c]	6%	6%	6%	6%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Industrials ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$128.60	$108.65	$107.35	$101.19	$81.15

Income from investment operations:
Net investment income[a]	1.78	1.82	1.59	1.43	1.28
Net realized and unrealized gain[b]	13.06	19.89	1.35	6.17	20.14

Total from investment operations	14.84	21.71	2.94	7.60	21.42

Less distributions from:
Net investment income	(1.84)	(1.76)	(1.64)	(1.44)	(1.38)

Total distributions	(1.84)	(1.76)	(1.64)	(1.44)	(1.38)

Net asset value, end of year	$141.60	$128.60	$108.65	$107.35	$101.19

Total return	11.57%	20.13%	2.83%	7.54%	26.53%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,033,654	$983,820	$733,417	$917,854	$895,493
Ratio of expenses to average net assets	0.43%	0.44%	0.44%	0.43%	0.45%
Ratio of net investment income to average net assets	1.27%	1.55%	1.54%	1.37%	1.37%
Portfolio turnover rate[c]	7%	10%	7%	6%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI KLD 400 Social ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$88.02	$76.44	$77.09	$70.16	$59.39

Income from investment operations:
Net investment income[a]	1.36	1.22	1.17	1.04	0.95
Net realized and unrealized gain (loss)[b]	10.01	11.54	(0.62)	6.89	10.72

Total from investment operations	11.37	12.76	0.55	7.93	11.67

Less distributions from:
Net investment income	(1.25)	(1.18)	(1.20)	(1.00)	(0.90)

Total distributions	(1.25)	(1.18)	(1.20)	(1.00)	(0.90)

Net asset value, end of year	$98.14	$88.02	$76.44	$77.09	$70.16

Total return	12.99%	16.83%	0.75%	11.34%	19.76%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,035,423	$822,945	$500,677	$431,703	$350,800
Ratio of expenses to average net assets	0.48%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to waived fees	0.50%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	1.43%	1.49%	1.55%	1.39%	1.45%
Portfolio turnover rate[c]	11%	10%	16%	14%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI USA ESG Select ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$99.72	$85.12	$86.39	$78.49	$67.40

Income from investment operations:
Net investment income[a]	1.68	1.41	1.32	1.08	1.01
Net realized and unrealized gain (loss)[b]	10.98	14.57	(1.29)	7.89	11.12

Total from investment operations	12.66	15.98	0.03	8.97	12.13

Less distributions from:
Net investment income	(1.55)	(1.38)	(1.30)	(1.07)	(1.04)

Total distributions	(1.55)	(1.38)	(1.30)	(1.07)	(1.04)

Net asset value, end of year	$110.83	$99.72	$85.12	$86.39	$78.49

Total return	12.76%	18.92%	0.07%	11.46%	18.12%

Ratios/Supplemental data:
Net assets, end of year (000s)	$681,607	$528,509	$357,511	$328,277	$255,081
Ratio of expenses to average net assets	0.48%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to waived fees	0.50%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	1.56%	1.53%	1.58%	1.29%	1.38%
Portfolio turnover rate[c]	13%	19%	20%	19%	20%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
U.S. Basic Materials	Non-diversified
U.S. Consumer Goods	Non-diversified
U.S. Consumer Services	Diversified
U.S. Financial Services	Non-diversified

iShares ETF	Diversification Classification
U.S. Financials	Diversified
U.S. Industrials	Diversified
MSCI KLD 400 Social	Diversified
MSCI USA ESG Select	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

76	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2018 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of April 30, 2018 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of April 30, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
U.S. Basic Materials
Goldman Sachs & Co.	$219,735	$219,735	$—
UBS Securities LLC	87,040	87,040	—

	$306,775	$306,775	$—

U.S. Consumer Goods
Barclays Capital Inc.	$813,497	$797,063	$(16,434)
Citigroup Global Markets Inc.	6,551,009	6,506,241	(44,768)
Deutsche Bank Securities Inc.	492,923	478,957	(13,966)
Jefferies LLC	389,586	389,586	—
JPMorgan Securities LLC	427,989	427,989	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,176,813	2,176,813	—
Nomura Securities International Inc.	22,282	22,282	—
SG Americas Securities LLC	325,697	325,697	—
UBS AG	2,065,996	2,065,996	—

	$13,265,792	$13,190,624	$(75,168)

78	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
U.S. Consumer Services
Barclays Capital Inc.	$9,228	$9,228	$—
BNP Paribas Securities Corp.	213	213	—
Citigroup Global Markets Inc.	653,603	653,603	—
Deutsche Bank Securities Inc.	1,553,781	1,553,781	—
Goldman Sachs & Co.	2,216,554	2,216,554	—
HSBC Bank PLC	2,037	2,037	—
JPMorgan Securities LLC	6,296,685	6,296,685	—
Merrill Lynch, Pierce, Fenner & Smith	995,624	990,446	(5,178)
Mizuho Securities USA Inc.	14,829	14,829	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,696,890	2,696,890	—
National Financial Services LLC	5,768	5,768	—
SG Americas Securities LLC	95,629	95,629	—
UBS AG	677	677	—
Wells Fargo Securities LLC	51,887	51,887	—

	$14,593,405	$14,588,227	$(5,178)

U.S. Financial Services
Barclays Capital Inc.	$43,229	$43,229	$—
Citigroup Global Markets Inc.	37,594	37,594	—
JPMorgan Securities LLC	2,244,749	2,244,749	—
Merrill Lynch, Pierce, Fenner & Smith	544,738	544,738	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	821,292	821,292	—
UBS AG	14,653	14,653	—
UBS Securities LLC	324,390	324,390	—

	$4,030,645	$4,030,645	$—

U.S. Financials
Barclays Capital Inc.	$216,289	$216,289	$—
BNP Paribas Prime Brokerage International Ltd.	95,439	95,439	—
Citigroup Global Markets Inc.	1,350,230	1,350,230	—
Credit Suisse Securities (USA) LLC	1,906,816	1,906,816	—
Goldman Sachs & Co.	2,384,610	2,384,610	—
HSBC Bank PLC	667,475	667,475	—
Jefferies LLC	4,963	4,963	—
JPMorgan Securities LLC	1,795,138	1,795,138	—
Merrill Lynch, Pierce, Fenner & Smith	1,958,093	1,958,093	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	3,983,087	3,983,087	—
Scotia Capital (USA) Inc.	208	208	—
State Street Bank & Trust Company	985,472	985,472	—

	$15,347,820	$15,347,820	$—

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
U.S. Industrials
Barclays Capital Inc.	$487,217	$467,702	$(19,515)
Citigroup Global Markets Inc.	14,370	14,370	—
Goldman Sachs & Co.	1,501,004	1,476,742	(24,262)
JPMorgan Securities LLC	46,942	46,942	—
Merrill Lynch, Pierce, Fenner & Smith	4,009,774	4,009,774	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	4,070,568	4,070,568	—
State Street Bank & Trust Company	4,208,242	4,208,242	—

	$14,338,117	$14,294,340	$(43,777)

MSCI KLD 400 Social
Barclays Capital Inc.	$974,916	$974,916	$—
BNP Paribas New York Branch	653,039	653,039	—
Citigroup Global Markets Inc.	1,071,028	1,071,028	—
Credit Suisse Securities (USA) LLC	201,036	201,036	—
Deutsche Bank Securities Inc.	298,581	289,972	(8,609)
Goldman Sachs & Co.	401,329	401,329	—
HSBC Bank PLC	108,482	108,482	—
Jefferies LLC	156,965	156,965	—
JPMorgan Securities LLC	5,471,168	5,471,168	—
Merrill Lynch, Pierce, Fenner & Smith	389,791	389,791	—
Mizuho Securities USA Inc.	14,687	14,687	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	1,118,524	1,118,524	—
Scotia Capital (USA) Inc.	27,300	27,300	—
State Street Bank & Trust Company	22,515	22,515	—
UBS AG	1,482,677	1,482,677	—
Wells Fargo Securities LLC	1,980	1,980	—

	$12,394,018	$12,385,409	$(8,609)

MSCI USA ESG Select
Barclays Capital Inc.	$2,600,133	$2,600,133	$—
Deutsche Bank Securities Inc.	831,952	815,121	(16,831)
JPMorgan Securities LLC	4,558,389	4,558,389	—
Merrill Lynch, Pierce, Fenner & Smith	589,334	589,334	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	17,921,036	17,921,036	—
UBS AG	49,669	49,350	(319)
UBS Securities LLC	1,175,853	1,175,853	—

	$27,726,366	$27,709,216	$(17,150)

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

80	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the iShares U.S. Basic Materials, iShares U.S. Consumer Goods, iShares U.S. Consumer Services, iShares U.S. Financial Services, iShares U.S. Financials and iShares U.S. Industrials ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion, up to and including $30 billion
0.34	Over $30 billion, up to and including $40 billion
0.33	Over $40 billion, up to and including $50 billion
0.31	Over $50 billion

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI KLD 400 Social	0.50%
MSCI USA ESG Select	0.50

The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses. Effective April 5, 2018, for each of the iShares MSCI KLD 400 Social ETF and iShares MSCI USA ESG Select ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for each Fund through April 5, 2020 in order to limit each Fund’s total annual operating expenses after fee waiver to 0.25% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2018, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
U.S. Basic Materials	$7,794
U.S. Consumer Goods	64,181
U.S. Consumer Services	66,850
U.S. Financial Services	4,778

iShares ETF	Fees Paid to BTC
U.S. Financials	$43,607
U.S. Industrials	25,336
MSCI KLD 400 Social	36,263
MSCI USA ESG Select	28,612

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
U.S. Basic Materials	$7,885,116	$13,118,252
U.S. Consumer Goods	8,538,896	8,132,323
U.S. Consumer Services	12,788,943	31,542,629
U.S. Financial Services	9,768,846	4,619,809
U.S. Financials	23,140,011	11,611,847
U.S. Industrials	28,572,461	26,322,124
MSCI KLD 400 Social	18,233,390	20,589,155
MSCI USA ESG Select	29,693,947	14,958,410

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends — affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

82	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2018 were as follows:

iShares ETF	Purchases	Sales
U.S. Basic Materials	$50,712,595	$65,668,093
U.S. Consumer Goods	51,312,149	41,687,613
U.S. Consumer Services	80,754,890	78,799,515
U.S. Financial Services	64,358,086	67,452,395
U.S. Financials	112,439,368	111,672,062
U.S. Industrials	78,889,386	78,848,996
MSCI KLD 400 Social	106,179,546	100,605,085
MSCI USA ESG Select	79,503,487	78,535,038

In-kind transactions (see Note 4) for the year ended April 30, 2018 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
U.S. Basic Materials	$839,747,467	$1,203,307,359
U.S. Consumer Goods	220,297,179	488,660,824
U.S. Consumer Services	440,165,998	444,384,705
U.S. Financial Services	492,193,525	536,995,526
U.S. Financials	1,316,554,008	924,277,282
U.S. Industrials	574,687,824	622,927,378
MSCI KLD 400 Social	297,441,090	185,707,337
MSCI USA ESG Select	147,835,377	58,407,347

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute

84	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2018, attributable to the characterization of corporate actions, the expiration of capital loss carryforwards and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
U.S. Basic Materials	$71,139,813	$—	$(71,139,813)
U.S. Consumer Goods	30,274,403	—	(30,274,403)
U.S. Consumer Services	77,315,570	—	(77,315,570)
U.S. Financial Services	74,292,666	(2,840)	(74,289,826)
U.S. Financials	113,341,870	9,474	(113,351,344)
U.S. Industrials	99,573,679	—	(99,573,679)
MSCI KLD 400 Social	73,491,994	625,402	(74,117,396)
MSCI USA ESG Select	17,945,756	—	(17,945,756)

The tax character of distributions paid during the years ended April 30, 2018 and April 30, 2017 was as follows:

iShares ETF	2018	2017
U.S. Basic Materials
Ordinary income	$12,542,658	$9,748,115

U.S. Consumer Goods
Ordinary income	$10,581,746	$16,041,659

U.S. Consumer Services
Ordinary income	$8,008,005	$9,488,256

U.S. Financial Services
Ordinary income	$20,493,638	$12,364,655

U.S. Financials
Ordinary income	$31,064,309	$27,974,695

U.S. Industrials
Ordinary income	$14,040,796	$14,219,187

MSCI KLD 400 Social
Ordinary income	$12,424,302	$9,805,524

MSCI USA ESG Select
Ordinary income	$8,966,610	$6,710,825

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late- Year Losses [b]	Total
U.S. Basic Materials	$991,938	$(103,354,628)	$(63,908,907)	—	$(166,271,597)
U.S. Consumer Goods	1,400,186	(3,551,012)	(55,172,636)	—	(57,323,462)
U.S. Consumer Services	429,739	(33,770,299)	48,787,294	—	15,446,734
U.S. Financial Services	2,261,333	(17,806,258)	234,530,140	—	218,985,215
U.S. Financials	691,676	—	108,599,825	—	109,291,501
U.S. Industrials	319,152	(9,896,058)	32,853,368	—	23,276,462
MSCI KLD 400 Social	1,809,027	(2,037,709)	168,578,342	—	168,349,660
MSCI USA ESG Select	1,077,953	(74,125)	133,400,245	(667,386)	133,736,687

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the characterization of corporate actions and the timing and recognition of partnership income.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2019	Total
U.S. Basic Materials	$103,289,877	$64,751	$103,354,628
U.S. Consumer Goods	3,551,012	—	3,551,012
U.S. Consumer Services	32,623,807	1,146,492	33,770,299
U.S. Financial Services	11,433,067	6,373,191	17,806,258
U.S. Industrials	9,896,058	—	9,896,058
MSCI KLD 400 Social	1,662,749	374,960	2,037,709
MSCI USA ESG Select	—	74,125	74,125

[a]	Must be utilized prior to losses subject to expiration.

For the year ended April 30, 2018, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
U.S. Consumer Goods	$389,490
U.S. Financial Services	680,670
U.S. Financials	3,224,580
MSCI KLD 400 Social	1,477,476
MSCI USA ESG Select	698,446

86	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Basic Materials	$697,250,224	$12,857,489	$(76,766,396)	$(63,908,907)
U.S. Consumer Goods	501,460,037	19,669,257	(74,841,893)	(55,172,636)
U.S. Consumer Services	708,301,597	106,747,164	(57,959,870)	48,787,294
U.S. Financial Services	1,413,109,164	264,132,696	(29,602,556)	234,530,140
U.S. Financials	2,202,033,258	211,802,271	(103,202,446)	108,599,825
U.S. Industrials	1,015,513,162	117,298,815	(84,445,447)	32,853,368
MSCI KLD 400 Social	878,689,133	202,822,697	(34,244,355)	168,578,342
MSCI USA ESG Select	576,157,585	151,843,591	(18,443,346)	133,400,245

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares U.S. Consumer Services ETF and iShares MSCI KLD 400 Social ETF received proceeds of $336,974 and $23,018, respectively, in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject to appeals in multiple appellate courts. The outcome of these appeals

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

Effective June 1, 2018, the iShares MSCI USA ESG Select ETF began tracking a new underlying index, the MSCI USA Extended ESG Select Index, and ceased tracking the MSCI USA ESG Select Index.

88	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF,

iShares U.S. Consumer Services ETF, iShares U.S. Financial Services ETF,

iShares U.S. Financials ETF, iShares U.S. Industrials ETF,

iShares MSCI KLD 400 Social ETF and iShares MSCI USA ESG Select ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF, iShares U.S. Consumer Services ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF, iShares U.S. Industrials ETF, iShares MSCI KLD 400 Social ETF and iShares MSCI USA ESG Select ETF (eight of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations for the year ended April 30, 2018, the statements of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2018 and each of the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	89

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2018:

iShares ETF	Qualified Dividend Income
U.S. Basic Materials	$15,402,260
U.S. Consumer Goods	14,231,135
U.S. Consumer Services	10,862,273
U.S. Financial Services	27,123,005

iShares ETF	Qualified Dividend Income
U.S. Financials	$27,706,085
U.S. Industrials	18,694,691
MSCI KLD 400 Social	17,313,324
MSCI USA ESG Select	12,037,339

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended April 30, 2018 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
U.S. Basic Materials	100.00%
U.S. Consumer Goods	100.00
U.S. Consumer Services	100.00
U.S. Financial Services	100.00

iShares ETF	Dividends- Received Deduction
U.S. Financials	81.81%
U.S. Industrials	100.00
MSCI KLD 400 Social	100.00
MSCI USA ESG Select	100.00

90	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
U.S. Basic Materials	$1.550554	$—	$—	$1.550554	100%	—%	—%		100%
U.S. Consumer Goods	2.215961	—	—	2.215961	100	—	—		100
U.S. Financial Services	1.692439	—	0.001690	1.694129	100	—	0	[a]	100
U.S. Financials	1.652681	—	0.136758	1.789439	92	—	8		100
MSCI KLD 400 Social	1.236213	—	0.018448	1.254661	99	—	1		100
MSCI USA ESG Select	1.522330	—	0.023266	1.545596	98	—	2		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

SUPPLEMENTAL INFORMATION	91

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares U.S. Basic Materials ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	484	36.67%
At NAV	316	23.94
Less than 0.0% and Greater than –0.5%	520	39.39

	1,320	100.00%

iShares U.S. Consumer Goods ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Greater than 0.0% and Less than 0.5%	459	34.77
At NAV	260	19.70
Less than 0.0% and Greater than –0.5%	600	45.45

	1,320	100.00%

iShares U.S. Consumer Services ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	481	36.44%
At NAV	266	20.15
Less than 0.0% and Greater than –0.5%	573	43.41

	1,320	100.00%

92	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares U.S. Financial Services ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	584	44.24%
At NAV	246	18.64
Less than 0.0% and Greater than –0.5%	490	37.12

	1,320	100.00%

iShares U.S. Financials ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	552	41.82%
At NAV	270	20.45
Less than 0.0% and Greater than –0.5%	498	37.73

	1,320	100.00%

iShares U.S. Industrials ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	2	0.15
Greater than 0.0% and Less than 0.5%	588	44.54
At NAV	297	22.50
Less than 0.0% and Greater than –0.5%	424	32.12
Less than -0.5% and Greater than –1.0%	6	0.45

	1,320	100.00%

iShares MSCI KLD 400 Social ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	898	68.03%
At NAV	151	11.44
Less than 0.0% and Greater than –0.5%	271	20.53

	1,320	100.00%

SUPPLEMENTAL INFORMATION	93

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI USA ESG Select ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	802	60.75%
At NAV	187	14.17
Less than 0.0% and Greater than –0.5%	331	25.08

	1,320	100.00%

94	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 357 funds (as of April 30, 2018) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as members of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (61)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	95

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).
Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

96	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	97

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).
Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).
Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).
Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).
Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

98	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

GENERAL INFORMATION	99

Notes:

100	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	101

Notes:

102	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices, LLC or MSCI Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-402-0418

APRIL 30, 2018

2018 ANNUAL REPORT

iShares Trust

➢	iShares Core Dividend Growth ETF | DGRO | NYSE Arca
➢	iShares Core High Dividend ETF | HDV | NYSE Arca
➢	iShares International Select Dividend ETF | IDV | Cboe BZX
➢	iShares Select Dividend ETF | DVY | NASDAQ
➢	iShares U.S. Dividend and Buyback ETF I DIVB I Cboe BZX

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets advanced for the 12 months ended April 30, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 14.16% in U.S. dollar terms for the reporting period.

The primary factor behind the positive performance of global stocks was improving global economic growth, particularly in the U.S., Europe, Japan, and China. With the exception of the U.S. Federal Reserve Bank (“Fed”), many of the world’s central banks maintained accommodative monetary policies, which helped set the stage for increased global economic activity. In addition, several key developing economies, including Brazil, Russia, and Argentina, emerged from recession during the reporting period.

Strengthening global economic growth led to rising corporate profits across most regions of the world in 2017, which was also supportive for global equity markets. Global earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, volatility in global equity markets increased in early 2018, leading to declines in many markets during the last three months of the reporting period. Rising global interest rates, a response to the improving economic environment, and signs of higher inflation weighed on global stocks. Concerns about escalating trade tensions between the U.S. and China, and the potential for a broader trade war, also contributed to the increased volatility in global equity markets.

Stocks in emerging markets returned approximately 22% in U.S. dollar terms for the reporting period, outperforming equities in developed markets. Emerging economies generally benefited from rising global trade, in addition to lower stock valuations and higher corporate earnings growth compared with developed market stocks. Emerging markets in Asia were the best performers, led by China and Thailand, while equity markets in the Middle East and Turkey trailed amid continued geopolitical conflict in the region.

Among developed markets, the Asia-Pacific region posted the best returns, gaining more than 17% in U.S. dollar terms for the reporting period. Singapore was the top-performing market in the region, benefiting from a continued recovery in the Singaporean economy. Japanese stocks also posted strong returns as the nation’s economic expansion reached eight consecutive quarters, its longest period of sustained economic growth in more than 20 years. Other Asian markets were supported by strong domestic and international demand for electronics and computer-related products.

European equity markets advanced by approximately 16% in U.S. dollar terms for the reporting period. European stocks benefited from robust corporate profit growth, outpacing the earnings growth of U.S. companies for the first time in a decade. Stock markets in Austria and Norway posted the strongest returns in Europe, while markets in Sweden and Switzerland declined slightly in U.S. dollar terms.

The U.S. stock market returned approximately 13% during the reporting period. U.S. stocks benefited from a stronger domestic economy, driven by healthy employment growth and a meaningful increase in manufacturing activity. In addition, U.S. income tax reform legislation, which lowered corporate tax rates, contributed to record profit growth for U.S. companies. Nonetheless, the U.S. market trailed most other regions of the world as the U.S. dollar depreciated against most foreign currencies, enhancing returns for non-U.S. markets when translated into U.S. dollar terms. The U.S. dollar’s depreciation occurred despite a series of interest rate increases by the Fed, which increased its short-term interest rate target to its highest level in a decade.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE DIVIDEND GROWTH ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.59%	12.59%	12.66%	12.59%	12.59%	12.66%
Since Inception	10.59%	10.60%	10.64%	47.94%	47.97%	48.15%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,033.00	$0.40	$1,000.00	$1,024.40	$0.40	0.08%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

The iShares Core Dividend Growth ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities with a history of consistently growing dividends, as represented by the Morningstar® U.S. Dividend Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 12.59%, net of fees, while the total return for the Index was 12.66%.

Strong corporate profits and changes in corporate tax policy helped many companies build solid cash reserves, which supported dividend growth during the reporting period. Solid cash flow generation led to higher dividend payouts in a number of industries. The information technology sector contributed the most to the Index’s return. Some software companies benefited from the continued migration toward cloud computing, which boosted profits and sales. Technology hardware, storage and peripherals companies and communications equipment stocks gained on growing adoption of networked devices and rising revenues from smartphone and peripherals sales.

The financials sector also contributed considerably to the Index’s return. Many of the largest banks posted strong earnings, boosting the sector’s return, despite tepid demand for new loans. Banks benefited from the corporate tax cut and the potential repeal of certain financial regulations enacted after the financial crisis, as well as from rising interest rates and relatively low deposit rates, which created a more profitable lending environment for many banks. Shareholders were rewarded with higher dividends following relaxation of post-financial crisis regulations that limited dividend payout ratios.

The healthcare sector produced strong performance, reflecting the aging of the baby-boomer generation and increased demand for and spending on healthcare goods and services. Pharmaceuticals, biotechnology, and life sciences companies supported the sector’s gain during the reporting period, benefiting from innovation in medical treatments and faster regulatory approval for new drugs.

Industrials companies contributed to the Index’s performance amid increases in industrial production and manufacturing. The aerospace and defense industry advanced on strong aircraft order growth and the expected rise in government contracts in the face of mounting geopolitical tensions. Conversely, the consumer staples sector detracted slightly from the Index’s return, led by household and personal products companies.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*

Financials	19.00%
Health Care	17.27
Information Technology	16.03
Industrials	13.95
Consumer Staples	11.84
Consumer Discretionary	10.13
Utilities	5.65
Materials	4.41
Energy	1.70
Real Estate	0.01
Telecommunication Services	0.01

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/18

Security	Percentage of Total Investments*

Pfizer Inc.	3.12%
Microsoft Corp.	3.08
Johnson & Johnson	3.01
Apple Inc.	2.92
JPMorgan Chase & Co.	2.76
Procter & Gamble Co. (The)	2.40
Wells Fargo & Co.	2.38
Coca-Cola Co. (The)	2.12
Cisco Systems Inc.	2.12
Merck & Co. Inc.	2.11

TOTAL	26.02%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE HIGH DIVIDEND ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	5.03%	5.07%	5.11%	5.03%	5.07%	5.11%
5 Years	7.94%	7.94%	8.11%	46.50%	46.51%	47.66%
Since Inception	11.19%	11.19%	11.46%	112.10%	112.11%	115.84%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/29/11. The first day of secondary market trading was 3/31/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,003.30	$0.40	$1,000.00	$1,024.40	$0.40	0.08%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE HIGH DIVIDEND ETF

The iShares Core High Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Morningstar® Dividend Yield Focus IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 5.03%, net of fees, while the total return for the Index was 5.11%.

The information technology sector was the leading contributor to the Index’s return. Semiconductors and semiconductor equipment manufacturers were key contributors to the Index’s performance, driven by chip-based solutions for data centers and rising demand for connected devices. For some companies, rising profits and sales resulted in strong cash flow and sizable dividend payouts to shareholders. The technology hardware and equipment industry was another solid contributor, as revenues rose on growing adoption of networked devices used in smart cars and consumer electronics devices, leading to higher dividend payouts for some companies in the industry.

Buoyed by the highest oil prices in nearly four years, energy stocks posted the fastest earnings growth of any sector during the fourth quarter of 2017 and first quarter of 2018. Consequently, the energy sector was a solid contributor to the Index’s return, led by oil, gas, and consumable fuels stocks. Higher oil prices combined with more efficient operations and use of capital led to energy companies raising their dividends at a faster pace than the broader market during the reporting period.

The healthcare sector contributed notably to the Index’s performance, reflecting the aging of the baby-boomer generation and increased demand for and spending on healthcare goods and services. Pharmaceuticals, biotechnology, and life sciences companies supported the sector’s gain, benefiting from innovation in medical treatments and faster regulatory approval for new drugs. For some companies in the Index, rising sales led to dividend increases.

In contrast, consumer staples stocks detracted from the Index’s return. Price competition weighed on the profitability of companies in the food, beverage, and tobacco industries and the household and personal products industries. Government regulation of tobacco products and consumers’ adoption of healthier lifestyles put pressure on tobacco manufacturers.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*

Energy	19.99%
Consumer Staples	18.51
Health Care	18.09
Telecommunication Services	13.28
Utilities	9.36
Information Technology	7.26
Financials	5.30
Consumer Discretionary	4.15
Industrials	3.99
Materials	0.07

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/18

Security	Percentage of Total Investments*

Exxon Mobil Corp.	8.75%
AT&T Inc.	6.97
Verizon Communications Inc.	6.31
Chevron Corp.	6.03
Johnson & Johnson	5.66
Pfizer Inc.	5.28
Procter & Gamble Co. (The)	4.07
Wells Fargo & Co.	4.03
Coca-Cola Co. (The)	3.59
Cisco Systems Inc.	3.59

TOTAL	54.28%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.35%	11.89%	12.45%	12.35%	11.89%	12.45%
5 Years	3.90%	3.82%	4.07%	21.05%	20.59%	22.08%
10 Years	2.83%	2.85%	2.93%	32.19%	32.50%	33.46%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,041.90	$2.48	$1,000.00	$1,022.40	$2.46	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

The iShares International Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets, as represented by the Dow Jones EPAC Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 12.35%, net of fees, while the total return for the Index was 12.45%.

Looking at the Index’s performance by country, dividend-paying stocks in the U.K. contributed the most during the reporting period. The U.K. equity market reached an all-time high, driven by a stronger-than-expected economy that featured improved retail sales, moderating inflation, and record-high employment. Meanwhile, corporate earnings growth in the U.K. accelerated at its fastest pace in two years. The Bank of England responded to the growing economy by raising its key short-term interest rate in November 2017, its first increase since the 2008 financial crisis.

Italian stocks with relatively high dividend payments also made a sizable contribution to the Index’s return. Italy’s economic growth has trailed the broader Eurozone since the financial crisis, but investors were optimistic about a revival in Italy’s manufacturing and industrial activity during the reporting period. Business confidence reached its highest level in more than 10 years, while consumer spending and consumer confidence were above their historical averages.

Stocks in Finland and Norway also contributed to the Index’s return. Finnish stocks rose in line with the country’s emergence from a decade-long economic depression. Norway, Europe’s second-largest provider of oil and natural gas, benefited from rising energy prices. On the downside, New Zealand stocks detracted the most from the Index’s return, hindered by a banking scandal, a steep decline in business confidence, and poor performance by a leading media company.

On a sector basis, every single sector contributed to the Index’s return. A significant increase in oil prices during the reporting period helped dividend-paying stocks in the energy sector, which was the largest sector contributor. These stocks also benefited from production slowdowns in Venezuela and the Middle East as investors’ concerns about excess oil inventories eased.

The financials sector was another major contributor. Strength in both emerging market stock and bond markets led to improved revenues for companies in the capital markets industry. The rising interest-rate environment also helped insurance companies. Higher interest rates allow insurers to invest their premiums at higher yields and improve their profit margins. Dividend-rich utilities stocks were solid Index contributors as well, as cold winter weather gripped much of the globe, leading to increased demand for natural gas and electricity.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*
Financials	31.59%
Utilities	13.10
Consumer Discretionary	10.79
Energy	10.28
Telecommunication Services	8.79
Consumer Staples	7.43
Industrials	7.00
Health Care	6.74
Information Technology	2.21
Materials	1.57
Real Estate	0.50

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 4/30/18

Country	Percentage of Total Investments*
United Kingdom	24.84%
Australia	15.53
France	8.77
Italy	6.49
Canada	6.16
Sweden	6.14
Spain	5.73
Finland	4.05
Norway	3.93
Switzerland	3.28

TOTAL	84.92%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® SELECT DIVIDEND ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.65%	8.65%	9.09%	8.65%	8.65%	9.09%
5 Years	11.57%	11.56%	12.01%	72.86%	72.82%	76.31%
10 Years	8.80%	8.81%	9.42%	132.53%	132.62%	145.99%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,033.00	$1.97	$1,000.00	$1,022.90	$1.96	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® SELECT DIVIDEND ETF

The iShares Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Dow Jones U.S. Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 8.65%, net of fees, while the total return for the Index was 9.09%.

The energy sector was the leading contributor to the Index’s return, as the highest oil prices in nearly four years resulted in these stocks producing the fastest earnings growth of any sector during the fourth quarter of 2017 and first quarter of 2018. Oil, gas, and consumable fuels stocks drove the sector’s performance. Higher oil prices and profits, combined with more efficient operations and use of capital, led to energy companies raising their dividends at a faster pace than the broader market during the reporting period.

The financials sector was another key contributor to the Index’s return. Within the sector, capital markets companies were key performance drivers, supported by revenue gains from higher trading volumes, growth in assets under management, and rising levels of merger and acquisition activity and advisory fees. Increased revenue resulted in greater cash flows, which supported high dividend payments by a number of companies in the industry.

The industrials sector was another solid contributor to the Index’s performance amid large increases in industrial production and manufacturing. Capital goods companies, most notably in the machinery industry, advanced on improved economic conditions and innovations in manufacturing technology. The aerospace and defense industry benefited from strong order growth for new aircraft. The subsequent increases in cash flow led to stable dividend payments for several companies in the sector.

In contrast, consumer staples stocks detracted from the Index’s return. Price competition weighed on the profitability of companies in the food, beverage, and tobacco industry and the household and personal products industry. Government regulation of tobacco products and consumers’ adoption of healthier lifestyles put pressure on the industry’s tobacco manufacturers.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*

Utilities	30.48%
Consumer Discretionary	15.27
Energy	11.34
Financials	9.70
Consumer Staples	7.06
Materials	6.88
Industrials	5.94
Information Technology	5.78
Telecommunication Services	3.94
Health Care	3.61

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/18

Security	Percentage of Total Investments*

CenturyLink Inc.	2.29%
PPL Corp.	2.04
Ford Motor Co.	2.02
ONEOK Inc.	1.96
Occidental Petroleum Corp.	1.88
Entergy Corp.	1.68
AT&T Inc.	1.65
Seagate Technology PLC	1.64
FirstEnergy Corp.	1.64
Edison International	1.49

TOTAL	18.29%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® U.S. DIVIDEND AND BUYBACK ETF

Performance as of April 30, 2018

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	2.16%	2.20%	2.31%

The inception date of the Fund was 11/7/17. The first day of secondary market trading was 11/9/17.

For the fiscal period ended 4/30/18, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/7/17) [a]	Ending Account Value (4/30/18)	Expenses Paid During Period [b]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,021.60	$1.20	$1,000.00	$1,023.60	$1.25	0.25%

[a]	The beginning of the period (commencement of operations) is November 7, 2017.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (174 days for actual and 181 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. DIVIDEND AND BUYBACK ETF

The iShares U.S. Dividend and Buyback ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. stocks with a history of dividend payments and/or share buybacks, as represented by the Morningstar® US Dividend and Buyback IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from November 7, 2017 (inception date of the Fund) through April 30, 2018, the total return for the Fund was 2.16%, net of fees, while the total return for the Index was 2.31%.

Steady corporate profit growth and changes in corporate tax policy helped many companies build solid cash reserves, which supported dividend growth and stock buyback activity during the short reporting period. However, volatility in the broader market also affected dividend paying stocks, which meant the Index posted a modest return despite relatively strong dividend and buyback activity. The consumer discretionary sector was the leading contributor to the Index’s return. The sector’s advance was supported by strong consumer spending, while optimism about employment, wage increases, and tax cuts translated to the highest level of consumer confidence in 17 years. Despite competition from online merchants, the retail industry generated solid earnings and cash flow from strong holiday sales and cost-cutting measures, which led some companies to return capital to shareholders through dividend payments and stock buyback programs.

The information technology sector also contributed to the Index’s return. Software and services companies, the sector’s main performance drivers, benefited from the continued migration toward cloud computing, which elevated sales, earnings, and cash flow, resulting in higher dividend payouts by some of the industry’s stocks.

The financials sector also contributed to the Index’s return, benefiting from a steadily improving economic environment and investors’ expectations that corporate tax savings would stimulate economic growth and merger and underwriting activity. Banks benefited from the corporate tax cut and the potential repeal of certain financial regulations enacted after the financial crisis, as well as from rising interest rates and relatively low deposit rates, which created a more profitable lending environment. Shareholders were rewarded with higher dividends and stock buybacks following relaxation of post-financial crisis regulations that limited dividend payout ratios.

In contrast, consumer staples stocks detracted from the Index’s return. Price competition weighed on the profitability of companies in the household products industry. The tobacco industry also hindered sector performance as government regulation and consumers’ adoption of healthier lifestyles resulted in disappointing sales of cigarettes and alternative tobacco products.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*

Information Technology	19.63%
Financials	18.70
Health Care	14.24
Consumer Discretionary	13.49
Industrials	11.22
Consumer Staples	9.12
Energy	5.06
Telecommunication Services	2.85
Materials	2.11
Real Estate	1.91
Utilities	1.67

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/18

Security	Percentage of Total Investments*

Apple Inc.	4.77%
Microsoft Corp.	2.94
JPMorgan Chase & Co.	2.28
Johnson & Johnson	2.04
Exxon Mobil Corp.	1.74
Citigroup Inc.	1.63
Pfizer Inc.	1.59
General Electric Co.	1.52
Wells Fargo & Co.	1.51
Procter & Gamble Co. (The)	1.50

TOTAL	21.52%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2017 (or commencement of operations, as applicable) and held through April 30, 2018, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.80%

AEROSPACE & DEFENSE — 3.95%
Boeing Co. (The)	137,637	$45,910,198
BWX Technologies Inc.	8,554	579,961
General Dynamics Corp.	51,797	10,427,254
Harris Corp.	21,988	3,439,363
HEICO Corp.	486	42,695
HEICO Corp. Class A	1,647	118,831
Huntington Ingalls Industries Inc.	6,345	1,543,168
L3 Technologies Inc.	15,465	3,029,284
Lockheed Martin Corp.	73,323	23,524,951
Northrop Grumman Corp.	25,323	8,155,019
Raytheon Co.	54,200	11,107,748
United Technologies Corp.	200,800	24,126,120

		132,004,592
AIR FREIGHT & LOGISTICS — 1.33%
CH Robinson Worldwide Inc.	36,130	3,325,044
Expeditors International of Washington Inc.	29,779	1,901,687
FedEx Corp.	25,692	6,351,062
United Parcel Service Inc. Class B	289,587	32,868,124

		44,445,917
AIRLINES — 0.45%
Alaska Air Group Inc.	31,189	2,025,102
Delta Air Lines Inc.	186,810	9,755,218
Southwest Airlines Co.	59,097	3,122,094

		14,902,414
AUTO COMPONENTS — 0.26%
Autoliv Inc.	17,505	2,346,545
BorgWarner Inc.	34,942	1,710,061
Gentex Corp.	60,697	1,380,250
Goodyear Tire & Rubber Co. (The)	60,132	1,509,915
Lear Corp.	9,152	1,711,149

		8,657,920
AUTOMOBILES — 0.11%
Harley-Davidson Inc.	71,843	2,954,902
Thor Industries Inc.	7,535	799,765

		3,754,667
BANKS — 9.99%
Associated Banc-Corp.	49,372	1,305,889
BancFirst Corp.	3,436	196,367
BancorpSouth Bank	17,670	583,994

Security	Shares	Value
Bank of America Corp.	1,801,494	$53,900,700
Bank of the Ozarks Inc.	21,985	1,028,898
Banner Corp.	7,192	412,821
BB&T Corp.	235,602	12,439,786
BOK Financial Corp.	5,588	562,600
Cathay General Bancorp.	21,476	859,255
Chemical Financial Corp.	17,508	961,014
Columbia Banking System Inc.	18,308	736,165
Comerica Inc.	25,937	2,453,121
Commerce Bancshares Inc./MO	16,896	1,073,234
Community Bank System Inc.	15,598	877,388
Cullen/Frost Bankers Inc.	15,363	1,758,295
CVB Financial Corp.	29,834	660,823
First Financial Bankshares Inc.	13,456	666,745
First Horizon National Corp.	74,548	1,364,228
First Merchants Corp.	8,635	371,996
First Midwest Bancorp. Inc.	19,379	471,103
First Republic Bank/CA	13,812	1,282,720
Glacier Bancorp. Inc.	21,042	779,185
Home BancShares Inc./AR	35,469	824,300
Hope Bancorp Inc.	44,224	764,633
Huntington Bancshares Inc./OH	375,156	5,593,576
Independent Bank Corp./Rockland MA	5,989	433,005
Independent Bank Group Inc.	1,513	108,028
Investors Bancorp. Inc.	81,329	1,087,369
JPMorgan Chase & Co.	845,875	92,014,283
KeyCorp	255,134	5,082,269
LegacyTexas Financial Group Inc.	7,692	315,910
MB Financial Inc.	20,418	870,215
NBT Bancorp. Inc.	13,929	508,966
PNC Financial Services Group Inc. (The)[a]	111,724	16,268,132
Prosperity Bancshares Inc.	16,213	1,163,607
Regions Financial Corp.	255,883	4,785,012
Simmons First National Corp. Class A	16,384	494,797
South State Corp.	6,682	578,327
SunTrust Banks Inc.	132,102	8,824,414
TowneBank/Portsmouth VA	15,448	461,895
U.S. Bancorp.	443,029	22,350,813
UMB Financial Corp.	7,972	610,496
Umpqua Holdings Corp.	88,252	2,079,217
Union Bankshares Corp.	14,906	563,596

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2018

Security	Shares	Value
Webster Financial Corp.	21,353	$1,285,237
Wells Fargo & Co.	1,527,439	79,365,730
WesBanco Inc.	13,158	576,320
Westamerica Bancorp.	8,979	501,118
Zions BanCorp.	35,018	1,917,236

		334,174,828
BEVERAGES — 3.95%
Brown-Forman Corp. Class A	9,470	505,414
Brown-Forman Corp. Class B NVS	39,573	2,217,671
Coca-Cola Co. (The)	1,636,953	70,732,739
Dr Pepper Snapple Group Inc.	45,143	5,415,354
PepsiCo Inc.	526,299	53,124,621

		131,995,799
BIOTECHNOLOGY — 2.68%
AbbVie Inc.	498,181	48,099,375
Amgen Inc.	237,593	41,455,227

		89,554,602
BUILDING PRODUCTS — 0.46%
AAON Inc.	3,877	131,818
AO Smith Corp.	20,643	1,266,448
Apogee Enterprises Inc.	5,142	211,388
Fortune Brands Home & Security Inc.	24,974	1,365,828
Johnson Controls International PLC	328,366	11,121,756
Lennox International Inc.	4,672	903,425
Universal Forest Products Inc.	7,993	254,817

		15,255,480
CAPITAL MARKETS — 3.29%
Ameriprise Financial Inc.	39,304	5,510,814
Bank of New York Mellon Corp. (The)	215,291	11,735,512
BlackRock Inc.[a]	28,538	14,882,567
Cboe Global Markets Inc.	12,981	1,386,111
CME Group Inc.	67,368	10,622,586
Cohen & Steers Inc.	7,502	300,830
Eaton Vance Corp. NVS	33,872	1,842,298
Evercore Inc. Class A	8,787	889,684
FactSet Research Systems Inc.	5,368	1,015,142
Franklin Resources Inc.	96,523	3,247,034
Goldman Sachs Group Inc. (The)	50,423	12,017,314
Invesco Ltd.	178,307	5,165,554
Janus Henderson Group PLC	85,152	2,689,952

Security	Shares	Value
Legg Mason Inc.	30,027	$1,192,072
MarketAxess Holdings Inc.	3,778	750,424
Moody’s Corp.	22,198	3,600,516
Morningstar Inc.	2,575	279,594
Nasdaq Inc.	26,806	2,367,506
Northern Trust Corp.	42,029	4,486,596
Raymond James Financial Inc.	16,938	1,520,186
S&P Global Inc.	33,714	6,358,460
SEI Investments Co.	13,287	840,137
State Street Corp.	74,139	7,397,589
T Rowe Price Group Inc.	62,359	7,097,701
TD Ameritrade Holding Corp.	48,647	2,825,904

		110,022,083
CHEMICALS — 3.33%
Air Products & Chemicals Inc.	63,873	10,365,949
Albemarle Corp.	17,914	1,736,941
Ashland Global Holdings Inc.	9,819	649,821
Balchem Corp.	2,303	203,217
Cabot Corp.	16,203	905,100
Celanese Corp. Series A	29,457	3,201,092
DowDuPont Inc.	639,881	40,466,074
Eastman Chemical Co.	38,170	3,896,394
Ecolab Inc.	40,572	5,873,608
HB Fuller Co.	7,501	371,074
Innospec Inc.	3,676	267,245
International Flavors & Fragrances Inc.	19,798	2,796,666
LyondellBasell Industries NV Class A	134,485	14,219,099
NewMarket Corp.	1,909	724,561
PolyOne Corp.	16,307	682,448
PPG Industries Inc.	50,390	5,335,293
Praxair Inc.	73,658	11,234,318
Quaker Chemical Corp.	1,493	219,456
RPM International Inc.	41,700	2,014,110
Scotts Miracle-Gro Co. (The)	11,576	967,522
Sensient Technologies Corp.	9,833	655,369
Sherwin-Williams Co. (The)	8,763	3,221,805
Stepan Co.	2,718	191,130
Valvoline Inc.	32,484	658,776
Westlake Chemical Corp.	3,446	368,619

		111,225,687
COMMERCIAL SERVICES & SUPPLIES — 0.59%
ABM Industries Inc.	13,630	424,302
Brady Corp. Class A NVS	12,754	464,246

18	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2018

Security	Shares	Value
Cintas Corp.	10,246	$1,744,894
Healthcare Services Group Inc.	15,398	594,825
Herman Miller Inc.	14,367	441,067
HNI Corp.	15,955	532,737
KAR Auction Services Inc.	42,311	2,199,749
Matthews International Corp. Class A	5,888	289,395
MSA Safety Inc.	7,173	622,903
Republic Services Inc.	57,995	3,751,117
Rollins Inc.	13,241	642,453
Waste Management Inc.	100,221	8,146,965

		19,854,653
COMMUNICATIONS EQUIPMENT — 2.24%
Cisco Systems Inc.	1,596,071	70,689,985
Motorola Solutions Inc.	38,941	4,276,890

		74,966,875
CONSTRUCTION & ENGINEERING — 0.00%
Comfort Systems USA Inc.	3,581	151,118

		151,118
CONSUMER FINANCE — 0.57%
American Express Co.	133,162	13,149,748
Discover Financial Services	81,581	5,812,646

		18,962,394
CONTAINERS & PACKAGING — 0.71%
AptarGroup Inc.	11,223	1,049,350
Avery Dennison Corp.	17,347	1,818,139
Bemis Co. Inc.	31,371	1,357,423
International Paper Co.	180,367	9,299,723
Packaging Corp. of America	25,533	2,953,913
Silgan Holdings Inc.	11,737	329,458
Sonoco Products Co.	40,156	2,062,412
WestRock Co.	83,900	4,963,524

		23,833,942
DISTRIBUTORS — 0.17%
Core-Mark Holding Co. Inc.	10,384	214,014
Genuine Parts Co.	54,435	4,807,699
Pool Corp.	5,204	722,368

		5,744,081
DIVERSIFIED CONSUMER SERVICES — 0.04%
Service Corp. International/U.S.	36,370	1,327,869

		1,327,869
ELECTRIC UTILITIES — 2.90%
ALLETE Inc.	21,298	1,627,380
Alliant Energy Corp.	103,115	4,428,789

Security	Shares	Value
American Electric Power Co. Inc.	237,293	$16,605,764
Edison International	168,557	11,043,855
El Paso Electric Co.	14,129	721,286
Eversource Energy	135,285	8,150,921
Great Plains Energy Inc.	101,405	3,318,986
IDACORP Inc.	18,454	1,716,222
MGE Energy Inc.	10,405	604,010
NextEra Energy Inc.	172,270	28,236,776
Pinnacle West Capital Corp.	52,127	4,196,224
PNM Resources Inc.	30,399	1,205,320
Portland General Electric Co.	39,136	1,662,497
Westar Energy Inc.	58,489	3,168,934
Xcel Energy Inc.	216,450	10,138,518

		96,825,482
ELECTRICAL EQUIPMENT — 1.03%
Eaton Corp. PLC	164,683	12,356,166
Emerson Electric Co.	223,485	14,841,639
Hubbell Inc.	17,033	1,769,047
Regal Beloit Corp.	8,065	574,228
Rockwell Automation Inc.	29,536	4,859,558

		34,400,638
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.59%
Amphenol Corp. Class A	32,500	2,720,575
AVX Corp.	14,525	214,389
CDW Corp./DE	21,825	1,555,904
Corning Inc.	268,683	7,259,815
FLIR Systems Inc.	22,441	1,201,716
Littelfuse Inc.	2,210	413,093
TE Connectivity Ltd.	69,280	6,356,440

		19,721,932
FOOD & STAPLES RETAILING — 2.41%
Casey’s General Stores Inc.	4,450	429,870
Costco Wholesale Corp.	59,242	11,680,153
Kroger Co. (The)	212,622	5,355,948
Sysco Corp.	145,355	9,090,502
Walgreens Boots Alliance Inc.	247,603	16,453,219
Walmart Inc.	426,051	37,688,471

		80,698,163
FOOD PRODUCTS — 1.68%
Archer-Daniels-Midland Co.	220,136	9,989,772
Bunge Ltd.	42,246	3,051,429
Flowers Foods Inc.	75,008	1,695,931
General Mills Inc.	275,907	12,068,172

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2018

Security	Shares	Value
Hershey Co. (The)	46,596	$4,284,036
Hormel Foods Corp.	77,316	2,802,705
Ingredion Inc.	16,290	1,972,556
J&J Snack Foods Corp.	2,380	327,036
JM Smucker Co. (The)	34,667	3,954,811
Kellogg Co.	97,677	5,753,175
Lancaster Colony Corp.	4,730	594,041
McCormick & Co. Inc./MD NVS	29,247	3,082,926
Pinnacle Foods Inc.	34,140	2,062,056
Sanderson Farms Inc.	2,634	292,796
Tyson Foods Inc. Class A	60,621	4,249,532

		56,180,974
GAS UTILITIES — 0.42%
Atmos Energy Corp.	34,251	2,976,069
National Fuel Gas Co.	36,002	1,848,703
New Jersey Resources Corp.	30,942	1,279,452
South Jersey Industries Inc.	42,047	1,299,252
Southwest Gas Holdings Inc.	17,855	1,303,237
Spire Inc.	20,288	1,463,779
UGI Corp.	50,134	2,425,984
WGL Holdings Inc.	16,081	1,368,493

		13,964,969
HEALTH CARE EQUIPMENT & SUPPLIES — 2.56%
Abbott Laboratories	401,533	23,341,113
Baxter International Inc.	60,038	4,172,641
Becton Dickinson and Co.	46,036	10,674,367
Cantel Medical Corp.	532	59,621
DENTSPLY SIRONA Inc.	18,021	907,177
Hill-Rom Holdings Inc.	7,156	614,200
Medtronic PLC	388,019	31,091,963
ResMed Inc.	26,177	2,477,391
STERIS PLC	14,322	1,353,716
Stryker Corp.	46,865	7,939,868
West Pharmaceutical Services Inc.	5,949	524,761
Zimmer Biomet Holdings Inc.	20,360	2,344,861

		85,501,679
HEALTH CARE PROVIDERS & SERVICES — 2.86%
AmerisourceBergen Corp.	32,798	2,970,843
Anthem Inc.	39,024	9,209,274
Cardinal Health Inc.	104,703	6,718,791
Chemed Corp.	837	257,980
CVS Health Corp.	379,421	26,494,968
Encompass Health Corp.	21,693	1,319,368

Security	Shares	Value
Humana Inc.	10,183	$2,995,635
McKesson Corp.	23,441	3,661,719
Patterson Companies Inc.	42,781	995,942
Quest Diagnostics Inc.	29,628	2,998,354
UnitedHealth Group Inc.	161,248	38,119,027

		95,741,901
HOTELS, RESTAURANTS & LEISURE — 2.92%
Cheesecake Factory Inc. (The)	12,525	650,674
Cracker Barrel Old Country Store Inc.	9,140	1,504,353
Darden Restaurants Inc.	42,188	3,917,578
Domino’s Pizza Inc.	4,522	1,093,103
Dunkin’ Brands Group Inc.	22,543	1,374,221
Marriott International Inc./MD Class A	36,090	4,932,781
McDonald’s Corp.	266,813	44,675,169
Papa John’s International Inc.	4,524	280,488
Royal Caribbean Cruises Ltd.	42,072	4,551,770
Starbucks Corp.	373,288	21,490,190
Texas Roadhouse Inc.	12,057	772,612
Vail Resorts Inc.	9,889	2,267,646
Wendy’s Co. (The)	46,665	781,172
Wyndham Worldwide Corp.	25,019	2,857,420
Yum! Brands Inc.	74,150	6,458,465

		97,607,642
HOUSEHOLD DURABLES — 0.18%
Leggett & Platt Inc.	53,238	2,158,801
Whirlpool Corp.	24,765	3,837,337

		5,996,138
HOUSEHOLD PRODUCTS — 3.62%
Church & Dwight Co. Inc.	53,762	2,483,804
Clorox Co. (The)	42,166	4,941,855
Colgate-Palmolive Co.	253,733	16,551,004
Kimberly-Clark Corp.	153,775	15,921,864
Procter & Gamble Co. (The)	1,108,965	80,222,528
Spectrum Brands Holdings Inc.	5,322	383,716
WD-40 Co.	2,970	391,743

		120,896,514
INDUSTRIAL CONGLOMERATES — 1.92%
3M Co.	173,601	33,746,299
Carlisle Companies Inc.	11,077	1,193,325
Honeywell International Inc.	188,084	27,211,993
Roper Technologies Inc.	7,707	2,036,112

		64,187,729

20	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2018

Security	Shares	Value
INSURANCE — 5.08%
Aflac Inc.	461,065	$21,010,732
Allstate Corp. (The)	70,796	6,925,265
American Equity Investment Life Holding Co.	3,097	93,529
American Financial Group Inc./OH	10,629	1,203,415
American International Group Inc.	253,553	14,198,968
Aon PLC	31,297	4,458,884
Argo Group International Holdings Ltd.	7,291	426,159
Arthur J Gallagher & Co.	51,522	3,606,025
Aspen Insurance Holdings Ltd.	19,039	808,206
Assurant Inc.	16,640	1,544,525
Assured Guaranty Ltd.	24,955	905,617
Axis Capital Holdings Ltd.	31,494	1,848,698
Brown & Brown Inc.	33,089	901,013
Chubb Ltd.	118,350	16,056,544
Cincinnati Financial Corp.	49,927	3,511,865
CNO Financial Group Inc.	2,808	60,204
FBL Financial Group Inc. Class A	3,243	252,143
First American Financial Corp.	36,845	1,883,148
FNF Group	98,153	3,614,975
Hanover Insurance Group Inc. (The)	10,114	1,161,593
Hartford Financial Services Group Inc. (The)	83,333	4,486,649
Horace Mann Educators Corp.	13,623	608,948
Lincoln National Corp.	47,937	3,386,270
Marsh & McLennan Companies Inc.	114,889	9,363,453
MetLife Inc.	445,024	21,214,294
Primerica Inc.	3,916	378,873
Principal Financial Group Inc.	108,068	6,399,787
Prudential Financial Inc.	178,719	19,001,404
Reinsurance Group of America Inc.	10,242	1,530,155
RenaissanceRe Holdings Ltd.	4,702	639,660
RLI Corp.	6,483	410,244
Torchmark Corp.	9,688	840,337
Travelers Companies Inc. (The)	70,929	9,334,256
Unum Group	51,600	2,496,408
Validus Holdings Ltd.	23,314	1,579,990
WR Berkley Corp.	9,660	720,250

Security	Shares	Value
XL Group Ltd.	51,410	$2,857,882

		169,720,368
INTERNET & DIRECT MARKETING RETAIL — 0.06%
Expedia Group Inc.	16,628	1,914,548

		1,914,548
INTERNET SOFTWARE & SERVICES — 0.03%
j2 Global Inc.	12,346	980,025

		980,025
IT SERVICES — 2.27%
Accenture PLC Class A	130,605	19,747,476
Automatic Data Processing Inc.	122,490	14,463,619
Booz Allen Hamilton Holding Corp.	35,554	1,409,005
Broadridge Financial Solutions Inc.	20,290	2,175,291
Convergys Corp.	19,088	445,896
Fidelity National Information Services Inc.	49,046	4,657,899
Jack Henry & Associates Inc.	11,850	1,415,838
Mastercard Inc. Class A	65,109	11,606,981
Visa Inc. Class A	156,875	19,904,300

		75,826,305
LEISURE PRODUCTS — 0.16%
Brunswick Corp./DE	13,661	818,021
Hasbro Inc.	34,703	3,056,987
Polaris Industries Inc.	15,045	1,577,017

		5,452,025
MACHINERY — 2.34%
AGCO Corp.	7,703	482,824
Barnes Group Inc.	5,734	318,409
Caterpillar Inc.	155,358	22,427,481
Cummins Inc.	53,235	8,510,147
Donaldson Co. Inc.	26,776	1,185,106
Dover Corp.	36,688	3,400,978
Flowserve Corp.	28,317	1,257,558
Franklin Electric Co. Inc.	5,382	220,662
Graco Inc.	24,841	1,092,755
Hillenbrand Inc.	14,046	651,032
IDEX Corp.	10,081	1,347,426
Illinois Tool Works Inc.	74,198	10,537,600
Ingersoll-Rand PLC	64,933	5,447,229
ITT Inc.	10,680	522,145
Lincoln Electric Holdings Inc.	13,588	1,126,037
Nordson Corp.	5,655	727,233

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2018

Security	Shares	Value
Oshkosh Corp.	11,635	$839,582
PACCAR Inc.	64,485	4,105,760
Pentair PLC	42,299	2,845,877
Snap-on Inc.	14,899	2,164,080
Stanley Black & Decker Inc.	31,074	4,399,768
Toro Co. (The)	17,587	1,026,905
Trinity Industries Inc.	30,086	958,841
Wabtec Corp./DE	6,235	553,730
Watts Water Technologies Inc. Class A	3,476	258,962
Xylem Inc./NY	25,003	1,822,719

		78,230,846
MEDIA — 2.47%
CBS Corp. Class B NVS	60,001	2,952,049
Comcast Corp. Class A	1,020,567	32,035,598
John Wiley & Sons Inc. Class A	11,087	731,188
Meredith Corp.	19,052	986,894
Nexstar Media Group Inc. Class A	12,277	764,243
Omnicom Group Inc.	94,014	6,925,071
Sinclair Broadcast Group Inc. Class A	21,041	596,512
Twenty-First Century Fox Inc. Class A NVS	129,764	4,744,172
Twenty-First Century Fox Inc. Class B	54,879	1,979,486
Walt Disney Co. (The)	307,849	30,886,490

		82,601,703
METALS & MINING — 0.31%
Kaiser Aluminum Corp.	4,336	427,269
Nucor Corp.	88,032	5,424,532
Reliance Steel & Aluminum Co.	17,617	1,548,887
Royal Gold Inc.	10,153	901,586
Steel Dynamics Inc.	39,190	1,756,104
Worthington Industries Inc.	10,103	449,887

		10,508,265
MULTI-UTILITIES — 2.12%
Avista Corp.	25,598	1,327,512
Black Hills Corp.	25,060	1,420,401
CMS Energy Corp.	119,662	5,646,850
Consolidated Edison Inc.	150,586	12,066,456
DTE Energy Co.	80,100	8,442,540
MDU Resources Group Inc.	73,608	2,073,537
NiSource Inc.	145,302	3,543,916
NorthWestern Corp.	25,827	1,418,936

Security	Shares	Value
Public Service Enterprise Group Inc.	236,435	$12,330,085
Sempra Energy	97,739	10,927,220
Vectren Corp.	31,110	2,186,100
WEC Energy Group Inc.	147,329	9,470,308

		70,853,861
OIL, GAS & CONSUMABLE FUELS — 1.70%
Andeavor	43,647	6,037,253
Marathon Petroleum Corp.	162,855	12,199,468
Phillips 66	157,555	17,537,447
Valero Energy Corp.	190,122	21,090,234

		56,864,402
PAPER & FOREST PRODUCTS — 0.05%
Domtar Corp.	28,447	1,248,823
Neenah Inc.	4,377	341,406

		1,590,229
PERSONAL PRODUCTS — 0.16%
Estee Lauder Companies Inc. (The) Class A	30,089	4,455,880
Nu Skin Enterprises Inc. Class A	12,690	902,893

		5,358,773
PHARMACEUTICALS — 9.13%
Bristol-Myers Squibb Co.	498,869	26,006,041
Johnson & Johnson	793,449	100,363,364
Merck & Co. Inc.	1,199,742	70,628,811
Perrigo Co. PLC	12,737	995,269
Pfizer Inc.	2,844,467	104,135,937
Zoetis Inc.	37,754	3,151,704

		305,281,126
PROFESSIONAL SERVICES — 0.20%
Dun & Bradstreet Corp. (The)	7,649	882,006
Equifax Inc.	19,599	2,196,068
Exponent Inc.	3,502	302,573
Insperity Inc.	4,227	339,217
ManpowerGroup Inc.	12,752	1,220,621
Robert Half International Inc.	29,312	1,780,704

		6,721,189
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.01%
Jones Lang LaSalle Inc.	2,549	432,081

		432,081
ROAD & RAIL — 1.32%
CSX Corp.	174,943	10,389,865
JB Hunt Transport Services Inc.	8,687	1,020,114
Kansas City Southern	17,488	1,864,746

22	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2018

Security	Shares	Value
Ryder System Inc.	19,394	$1,307,737
Union Pacific Corp.	221,314	29,574,190

		44,156,652
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.79%
Analog Devices Inc.	90,460	7,901,681
Broadcom Inc.	146,828	33,685,280
KLA-Tencor Corp.	39,557	4,024,529
Maxim Integrated Products Inc.	94,724	5,162,458
Microchip Technology Inc.	44,794	3,747,466
MKS Instruments Inc.	4,067	416,461
NVIDIA Corp.	18,940	4,259,606
Power Integrations Inc.	3,416	231,605
QUALCOMM Inc.	681,845	34,780,913
Texas Instruments Inc.	283,710	28,776,705
Xilinx Inc.	60,696	3,899,111

		126,885,815
SOFTWARE — 4.07%
Activision Blizzard Inc.	38,959	2,584,930
Intuit Inc.	28,130	5,198,143
Microsoft Corp.	1,099,258	102,802,608
Oracle Corp.	560,569	25,601,186

		136,186,867
SPECIALTY RETAIL — 2.96%
Best Buy Co. Inc.	59,456	4,550,168
Foot Locker Inc.	46,521	2,004,125
Group 1 Automotive Inc.	3,459	226,046
Home Depot Inc. (The)	293,873	54,307,730
Lithia Motors Inc. Class A	3,179	304,739
Lowe’s Companies Inc.	199,577	16,451,132
Monro Inc.	5,926	331,560
Penske Automotive Group Inc.	13,450	606,595
Ross Stores Inc.	41,110	3,323,744
Signet Jewelers Ltd.	19,481	757,421
Tiffany & Co.	25,664	2,639,029
TJX Companies Inc. (The)	120,905	10,258,789
Tractor Supply Co.	26,562	1,806,216
Williams-Sonoma Inc.	29,190	1,395,282

		98,962,576
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.00%
Apple Inc.	589,308	97,389,040
NetApp Inc.	42,896	2,856,016

		100,245,056

Security	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 0.78%
Carter’s Inc.	7,656	$768,050
Columbia Sportswear Co.	3,752	311,454
Hanesbrands Inc.	134,194	2,478,563
NIKE Inc. Class B	204,318	13,973,308
VF Corp.	103,908	8,403,040

		25,934,415
THRIFTS & MORTGAGE FINANCE — 0.04%
Provident Financial Services Inc.	22,885	597,756
Washington Federal Inc.	20,193	641,128

		1,238,884
TRADING COMPANIES & DISTRIBUTORS — 0.33%
Air Lease Corp.	11,439	476,892
Applied Industrial Technologies Inc.	8,050	514,797
Fastenal Co.	94,596	4,728,854
GATX Corp.	11,718	764,482
MSC Industrial Direct Co. Inc. Class A	14,445	1,248,626
WW Grainger Inc.	12,177	3,425,999

		11,159,650
WATER UTILITIES — 0.21%
American States Water Co.	9,344	520,648
American Water Works Co. Inc.	46,714	4,044,498
Aqua America Inc.	55,149	1,938,487
California Water Service Group	12,188	472,285

		6,975,918
WIRELESS TELECOMMUNICATION SERVICES — 0.00%
Shenandoah Telecommunications Co.	4,357	164,477

		164,477

TOTAL COMMON STOCKS
(Cost: $3,143,754,725)		3,336,804,738

SHORT-TERM INVESTMENTS — 0.31%

MONEY MARKET FUNDS — 0.31%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[a,b]	10,355,036	10,355,036

		10,355,036

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,355,036)		10,355,036

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2018

Value
TOTAL INVESTMENTS IN SECURITIES — 100.11%
(Cost: $3,154,109,761)	$3,347,159,774
Other Assets, Less Liabilities — (0.11)%	(3,750,201)

NET ASSETS — 100.00%	$3,343,409,573

NVS — Non-Voting Shares

[a]	Affiliate of the Fund.
[b]	Annualized 7-day yield as of period end.

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	4,399,548	5,955,488	[b]	—	10,355,036	$10,355,036	$56,900	$—	$—
BlackRock Inc.	16,407	22,398		(10,267)	28,538	14,882,567	252,524	851,412	2,279,224
PNC Financial Services Group Inc. (The)	47,338	102,491		(38,105)	111,724	16,268,132	277,241	1,526,483	681,044

						$41,505,735	$586,665	$2,377,895	$2,960,268

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.

Futures Contracts (Note 5)

Futures contracts outstanding as of April 30, 2018 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value / unrealized appreciation (depreciation)
Long Contracts
S&P 500 E-Mini	45	Jun 2018	$5,956	$(16,901)

24	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2018

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$3,336,804,738	$—	$—	$3,336,804,738
Money market funds	10,355,036	—	—	10,355,036

Total	$3,347,159,774	$—	$—	$3,347,159,774

Derivative financial instruments[a]
Liabilities
Futures contracts	$(16,901)	$—	$—	$(16,901)

Total	$(16,901)	$—	$—	$(16,901)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® CORE HIGH DIVIDEND ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.84%

AIR FREIGHT & LOGISTICS — 1.66%
United Parcel Service Inc. Class B	881,541	$100,054,903

		100,054,903
BANKS — 4.65%
BB&T Corp.	716,691	37,841,285
Wells Fargo & Co.	4,649,719	241,599,399

		279,440,684
BEVERAGES — 6.28%
Coca-Cola Co. (The)	4,983,097	215,319,621
PepsiCo Inc.	1,602,119	161,717,892

		377,037,513
BIOTECHNOLOGY — 2.10%
Amgen Inc.	723,263	126,194,928

		126,194,928
CAPITAL MARKETS — 0.17%
Cohen & Steers Inc.	21,380	857,338
Federated Investors Inc. Class B	106,013	2,806,164
Legg Mason Inc.	91,249	3,622,586
Waddell & Reed Financial Inc. Class A	160,251	3,243,480

		10,529,568
COMMERCIAL SERVICES & SUPPLIES — 0.11%
KAR Auction Services Inc.	127,869	6,647,909

		6,647,909
COMMUNICATIONS EQUIPMENT — 3.58%
Cisco Systems Inc.	4,858,644	215,189,343

		215,189,343

CONTAINERS & PACKAGING — 0.07%
Bemis Co. Inc.	95,199	4,119,261

		4,119,261
DIVERSIFIED TELECOMMUNICATION SERVICES — 13.26%
AT&T Inc.	12,785,286	418,078,852
Verizon Communications Inc.	7,665,286	378,281,864

		796,360,716
ELECTRIC UTILITIES — 5.41%
ALLETE Inc.	64,244	4,908,884
Alliant Energy Corp.	313,100	13,447,645
American Electric Power Co. Inc.	722,270	50,544,455
Avangrid Inc.	76,570	4,036,005
Duke Energy Corp.	1,272,786	102,026,526

Security	Shares	Value
Hawaiian Electric Industries Inc.	158,286	$5,490,941
IDACORP Inc.	56,252	5,231,436
NextEra Energy Inc.	524,410	85,956,043
Pinnacle West Capital Corp.	158,403	12,751,442
Westar Energy Inc.	176,524	9,564,070
Xcel Energy Inc.	658,122	30,826,435

		324,783,882
ELECTRICAL EQUIPMENT — 1.38%
Eaton Corp. PLC	501,039	37,592,956
Emerson Electric Co.	680,102	45,165,574

		82,758,530
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.01%
AVX Corp.	44,816	661,484

		661,484
ENERGY EQUIPMENT & SERVICES — 1.83%
Schlumberger Ltd.	1,606,003	110,107,566

		110,107,566
FOOD PRODUCTS — 1.02%
Hershey Co. (The)	142,243	13,077,822
Kraft Heinz Co. (The)	850,561	47,954,629

		61,032,451
HOTELS, RESTAURANTS & LEISURE — 3.47%
Carnival Corp.	425,465	26,829,823
Cracker Barrel Old Country Store Inc.[a]	27,582	4,539,721
Las Vegas Sands Corp.	558,633	40,964,558
McDonald’s Corp.	812,212	135,996,777

		208,330,879
HOUSEHOLD DURABLES — 0.25%
Garmin Ltd.	143,949	8,445,488
Leggett & Platt Inc.	161,504	6,548,987

		14,994,475
HOUSEHOLD PRODUCTS — 5.12%
Clorox Co. (The)	127,987	15,000,076
Kimberly-Clark Corp.	467,891	48,445,434
Procter & Gamble Co. (The)	3,375,834	244,207,832

		307,653,342
INSURANCE — 0.44%
Cincinnati Financial Corp.	151,666	10,668,187
Erie Indemnity Co. Class A NVS	20,144	2,352,215
First American Financial Corp.	113,998	5,826,438
Old Republic International Corp.	362,471	7,394,408

		26,241,248

26	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE HIGH DIVIDEND ETF

April 30, 2018

Security	Shares	Value
IT SERVICES — 3.39%
International Business Machines Corp.	1,247,652	$180,859,634
Paychex Inc.	378,406	22,920,051

		203,779,685
MACHINERY — 0.43%
Cummins Inc.	162,406	25,962,223

		25,962,223
MULTI-UTILITIES — 3.94%
CenterPoint Energy Inc.	687,628	17,417,617
CMS Energy Corp.	365,004	17,224,539
Dominion Energy Inc.	1,057,962	70,417,951
DTE Energy Co.	243,651	25,680,815
MDU Resources Group Inc.	223,994	6,309,911
Public Service Enterprise Group Inc.	719,355	37,514,363
Sempra Energy	297,354	33,244,177
WEC Energy Group Inc.	449,185	28,873,612

		236,682,985
OIL, GAS & CONSUMABLE FUELS — 18.13%
Chevron Corp.	2,888,884	361,428,277
Exxon Mobil Corp.	6,753,636	525,095,199
HollyFrontier Corp.	200,269	12,154,326
Marathon Petroleum Corp.	495,621	37,126,969
Phillips 66	479,474	53,370,251
Valero Energy Corp.	578,754	64,201,181
Williams Companies Inc. (The)	1,389,358	35,748,181

		1,089,124,384
PHARMACEUTICALS — 15.96%
Eli Lilly & Co.	1,076,483	87,270,477
Johnson & Johnson	2,684,577	339,572,145
Merck & Co. Inc.	3,652,167	215,003,071
Pfizer Inc.	8,658,923	317,003,171

		958,848,864
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.26%
Maxim Integrated Products Inc.	289,096	15,755,732

		15,755,732
TEXTILES, APPAREL & LUXURY GOODS — 0.43%
VF Corp.	316,179	25,569,396

		25,569,396

Security	Shares	Value
THRIFTS & MORTGAGE FINANCE — 0.02%
TFS Financial Corp.	94,564	$1,409,949

		1,409,949
TOBACCO — 6.07%
Altria Group Inc.	3,009,273	168,850,308
Philip Morris International Inc.	2,389,870	195,969,340

		364,819,648
TRADING COMPANIES & DISTRIBUTORS — 0.40%
Fastenal Co.	288,839	14,439,062
MSC Industrial Direct Co. Inc. Class A	43,796	3,785,726
Watsco Inc.	35,673	5,972,374

		24,197,162

TOTAL COMMON STOCKS
(Cost: $5,960,881,388)		5,998,288,710

SHORT-TERM INVESTMENTS — 0.24%

MONEY MARKET FUNDS — 0.24%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[b,c,d]	4,417,366	4,417,807
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[b,c]	9,926,302	9,926,302

		14,344,109

TOTAL SHORT-TERM INVESTMENTS
(Cost: $14,344,384)		14,344,109

TOTAL INVESTMENTS IN SECURITIES — 100.08%
(Cost: $5,975,225,772)		6,012,632,819
Other Assets, Less Liabilities — (0.08)%		(4,888,518)

NET ASSETS — 100.00%		$6,007,744,301

NVS  —   Non-Voting Shares

[a]	All or a portion of this security is on loan.
[b]	Affiliate of the Fund.
[c]	Annualized 7-day yield as of period end.
[d]	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® CORE HIGH DIVIDEND ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	4,417,366	[b]	—	4,417,366	$4,417,807	$35,216	[c]	$(303)	$(275)
BlackRock Cash Funds: Treasury, SL Agency Shares	10,411,346	—		(485,044)[b]	9,926,302	9,926,302	137,038		—	—

						$14,344,109	$172,254		$(303)	$(275)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts (Note 5)

Futures contracts outstanding as of April 30, 2018 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value / unrealized appreciation (depreciation)
Long Contracts S&P 500 E-Mini	66	Jun 2018	$8,735	$(187,269)

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$5,998,288,710	$—	$—	$5,998,288,710
Money market funds	14,344,109	—	—	14,344,109

Total	$6,012,632,819	$—	$—	$6,012,632,819

Derivative financial instruments[a]
Liabilities
Futures contracts	$(187,269)	$—	$—	$(187,269)

Total	$(187,269)	$—	$—	$(187,269)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

28	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.37%

AUSTRALIA — 15.43%
Amcor Ltd./Australia	1,921,798	$19,917,681
APA Group	2,824,331	17,801,744
AusNet Services	3,322,434	4,313,654
Australia & New Zealand Banking Group Ltd.	2,722,616	55,160,653
Bendigo & Adelaide Bank Ltd.	3,148,687	25,241,462
Commonwealth Bank of Australia	2,768,264	150,076,746
Fortescue Metals Group Ltd.	3,532,449	12,159,095
Harvey Norman Holdings Ltd.	3,113,706	8,273,338
Macquarie Group Ltd.	2,273,871	186,558,873
National Australia Bank Ltd.	3,225,651	70,489,827
Suncorp Group Ltd.	2,503,644	26,496,047
Sydney Airport	2,617,736	14,088,861
Tabcorp Holdings Ltd.	2,334,717	7,719,139
Telstra Corp. Ltd.	3,468,998	8,327,060
Wesfarmers Ltd.	2,634,272	87,035,747
Westpac Banking Corp.	3,043,407	65,795,099

		759,455,026
AUSTRIA — 0.89%
Oesterreichische Post AG	914,847	44,057,957

		44,057,957
BELGIUM — 0.95%
Proximus SADP	1,520,590	46,719,381

		46,719,381
CANADA — 6.12%
Bank of Nova Scotia (The)	939,026	57,808,754
Canadian Imperial Bank of Commerce	1,034,589	90,251,638
Element Fleet Management Corp.	1,417,881	5,364,267
Emera Inc.	1,270,077	39,619,626
IGM Financial Inc.	1,291,835	39,713,887
National Bank of Canada	870,972	41,430,534
Russel Metals Inc.	1,187,607	27,032,546

		301,221,252
DENMARK — 0.77%
Tryg A/S	1,587,214	37,707,159

		37,707,159
FINLAND — 4.03%
Elisa OYJ	1,146,635	50,870,553
Fortum OYJ	1,483,322	34,247,960

Security	Shares	Value
Metso OYJ	1,013,580	$36,236,111
Nokian Renkaat OYJ	1,041,940	41,857,468
UPM-Kymmene OYJ	979,976	35,141,308

		198,353,400
FRANCE — 8.72%
Bouygues SA NVS	1,085,005	55,385,623
Casino Guichard Perrachon SA NVS	1,845,533	95,790,993
CNP Assurances NVS	1,072,226	27,515,628
Engie SA NVS	1,716,591	30,176,469
Lagardere SCA NVS	1,421,099	40,657,870
Natixis SA	1,367,731	11,256,773
Orange SA NVS	1,169,700	21,360,983
SES SA	3,404,752	52,654,324
TOTAL SA NVS	1,491,084	94,273,891

		429,072,554
GERMANY — 3.20%
Aareal Bank AG	1,306,742	65,488,823
Freenet AG	1,294,900	41,177,569
ProSiebenSat.1 Media SE	1,404,784	51,087,498

		157,753,890
HONG KONG — 2.54%
New World Development Co. Ltd.	6,792,000	10,038,824
PCCW Ltd.	11,544,000	7,163,288
VTech Holdings Ltd.	8,808,300	107,911,706

		125,113,818
ITALY — 6.44%
Azimut Holding SpA	4,481,780	94,381,420
Banca Mediolanum SpA	4,509,144	36,283,312
Enel SpA	2,973,305	18,924,474
Eni SpA	5,019,214	98,240,217
Italgas SpA	3,561,785	23,091,756
Snam SpA	4,911,107	23,645,381
Terna Rete Elettrica Nazionale SpA	3,778,060	22,718,261

		317,284,821
NETHERLANDS — 0.88%
Aegon NV	5,860,026	43,131,844

		43,131,844
NEW ZEALAND — 2.18%
SKYCITY Entertainment Group Ltd.	16,833,208	48,035,746
Spark New Zealand Ltd.	24,362,017	59,392,549

		107,428,295

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

April 30, 2018

Security	Shares	Value
NORWAY — 3.90%
Marine Harvest ASA	2,614,973	$57,009,029
Salmar ASA	2,124,810	99,462,465
Statoil ASA	1,394,812	35,779,589

		192,251,083
PORTUGAL — 1.30%
EDP — Energias de Portugal SA	17,176,323	63,834,450

		63,834,450
SINGAPORE — 1.05%
StarHub Ltd.	30,062,500	51,540,255

		51,540,255
SOUTH KOREA — 1.23%
Korea Electric Power Corp. ADR NVS	3,486,040	60,622,236

		60,622,236
SPAIN — 5.69%
Enagas SA	1,928,532	56,247,432
Ferrovial SA	2,351,074	50,377,438
Gas Natural SDG SA	2,761,672	69,769,357
Mapfre SA	4,460,305	15,541,696
Red Electrica Corp. SA	2,807,434	58,612,721
Telefonica SA	2,929,616	29,849,110

		280,397,754
SWEDEN — 6.10%
Hennes & Mauritz AB Class B	3,990,350	68,378,616
JM AB	3,385,081	67,329,931
Nordea Bank AB	4,037,390	41,274,381
Skandinaviska Enskilda Banken AB Class A	3,321,941	31,346,235
Swedbank AB Class A	3,483,889	76,089,283
Telia Co. AB	3,177,458	15,692,856

		300,111,302
SWITZERLAND — 3.26%
Swiss Prime Site AG Registered Registered	151,440	14,235,268
Swiss Re AG	169,547	16,213,071
Swisscom AG Registered Registered	142,901	68,859,255
Zurich Insurance Group AG	190,503	61,121,076

		160,428,670
UNITED KINGDOM — 24.69%
Ashmore Group PLC	2,956,253	16,767,649
AstraZeneca PLC	3,406,012	239,395,498

Security	Shares	Value
Bovis Homes Group PLC	2,999,042	$51,035,166
BP PLC	5,074,506	37,602,809
BT Group PLC	4,692,305	16,121,817
Centamin PLC	4,515,825	9,749,647
Crest Nicholson Holdings PLC	5,082,404	34,091,207
Dairy Crest Group PLC	3,211,756	23,998,634
Galliford Try PLC[a]	9,121,367	115,331,210
GlaxoSmithKline PLC	4,494,268	90,463,275
Greene King PLC	5,066,850	38,174,171
HSBC Holdings PLC	3,927,939	39,245,198
IG Group Holdings PLC	3,048,487	34,850,313
Legal & General Group PLC	3,670,701	13,650,766
Marks & Spencer Group PLC	4,728,383	18,736,857
National Grid PLC	4,233,306	49,141,502
Phoenix Group Holdings	4,476,409	48,523,121
Royal Dutch Shell PLC Class A	4,511,039	157,258,078
SSE PLC	5,503,102	104,675,605
Standard Life Aberdeen PLC	4,071,554	20,485,856
United Utilities Group PLC	4,215,027	43,146,970
Vodafone Group PLC	4,393,406	12,804,459

		1,215,249,808

TOTAL COMMON STOCKS
(Cost: $4,574,165,916)		4,891,734,955

SHORT-TERM INVESTMENTS — 0.07%

MONEY MARKET FUNDS — 0.07%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[a,b]	3,551,785	3,551,785

		3,551,785

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,551,785)		3,551,785

TOTAL INVESTMENTS IN SECURITIES — 99.44%
(Cost: $4,577,717,701)		4,895,286,740
Other Assets, Less Liabilities — 0.56%		27,505,448

NET ASSETS — 100.00%		$4,922,792,188

ADR  —  American Depositary Receipts

NVS  —  Non-Voting Shares

[a]	Affiliate of the Fund.
[b]	Annualized 7-day yield as of period end.

30	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	—	[b]	—	—	$—	$58,991	[c]	$(151)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	500,569	3,051,216	[b]	—	3,551,785	3,551,785	29,862		—	—
Galliford Try PLC	—	11,192,378		(2,071,011)	9,121,367	115,331,210	—		(3,914,843)	6,300,651
Sky Network Television Ltd.[d]	20,784,033	3,266,984		(24,051,017)	—	—	3,892,092		(34,163,527)	8,798,532

						$118,882,995	$3,980,945		$(38,078,521)	$15,099,183

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.
[d]	Not an affiliate at the end of the year.

Futures Contracts (Note 5)

Futures contracts outstanding as of April 30, 2018 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value / unrealized appreciation (depreciation)
Long Contracts
ASX SPI 200 Index	70	Jun 2018	$7,881	$179,481
Euro STOXX 50	288	Jun 2018	12,088	341,722
FTSE 100 Index	101	Jun 2018	10,378	356,919

Total				$878,122

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

April 30, 2018

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$4,891,734,955	$—	$—	$4,891,734,955
Money market funds	3,551,785	—	—	3,551,785

Total	$4,895,286,740	$—	$—	$4,895,286,740

Derivative financial instruments[a]
Assets
Futures contracts	$878,122	$—	$—	$878,122

Total	$878,122	$—	$—	$878,122

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

32	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® SELECT DIVIDEND ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.81%

AEROSPACE & DEFENSE — 0.72%
Lockheed Martin Corp.	373,626	$119,874,166

		119,874,166
AUTOMOBILES — 2.01%
Ford Motor Co.	29,970,568	336,869,184

		336,869,184
BANKS — 4.42%
Bank of Hawaii Corp.	864,330	72,785,229
BB&T Corp.	2,487,454	131,337,571
FNB Corp./PA	6,617,607	86,028,891
PacWest Bancorp.	2,644,674	135,513,096
People’s United Financial Inc.	7,109,907	130,040,199
Trustmark Corp.	1,362,913	42,672,806
United Bankshares Inc./WV	2,125,157	72,149,080
Valley National Bancorp.	5,398,212	67,747,561

		738,274,433
BEVERAGES — 1.20%
Coca-Cola Co. (The)	4,640,946	200,535,277

		200,535,277
CAPITAL MARKETS — 2.25%
Federated Investors Inc. Class B	1,939,911	51,349,444
Invesco Ltd.	6,024,558	174,531,445
Lazard Ltd. Class A	2,752,176	149,773,418

		375,654,307
CHEMICALS — 3.39%
CF Industries Holdings Inc.	3,912,259	151,795,649
Huntsman Corp.	3,549,627	105,672,396
LyondellBasell Industries NV Class A	1,903,946	201,304,209
Olin Corp.	3,554,714	107,316,816

		566,089,070
COMMERCIAL SERVICES & SUPPLIES — 0.93%
Pitney Bowes Inc.	3,855,542	39,403,639
Waste Management Inc.	1,423,568	115,721,843

		155,125,482
CONTAINERS & PACKAGING — 3.14%
International Paper Co.	3,266,472	168,419,296
Packaging Corp. of America	1,009,249	116,760,017
Sonoco Products Co.	2,097,669	107,736,280
WestRock Co.	2,226,376	131,712,404

		524,627,997

Security	Shares	Value
DISTRIBUTORS — 1.02%
Genuine Parts Co.	1,927,715	$170,255,789

		170,255,789
DIVERSIFIED CONSUMER SERVICES — 0.65%
H&R Block Inc.	3,949,720	109,209,758

		109,209,758
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.93%
AT&T Inc.	8,409,728	274,998,105
CenturyLink Inc.	20,539,789	381,629,280

		656,627,385
ELECTRIC UTILITIES — 18.00%
Alliant Energy Corp.	5,020,183	215,616,860
American Electric Power Co. Inc.	3,281,141	229,614,247
Edison International	3,806,044	249,372,003
Entergy Corp.	3,445,499	281,118,263
Eversource Energy	3,547,173	213,717,173
Exelon Corp.	5,701,100	226,219,648
FirstEnergy Corp.	7,943,589	273,259,462
Great Plains Energy Inc.	4,537,083	148,498,727
IDACORP Inc.	1,079,872	100,428,096
NextEra Energy Inc.	1,073,999	176,039,176
OGE Energy Corp.	4,331,345	142,371,310
Pinnacle West Capital Corp.	2,436,702	196,154,511
PPL Corp.	11,675,940	339,769,854
Xcel Energy Inc.	4,631,971	216,961,522

		3,009,140,852
ELECTRICAL EQUIPMENT — 1.90%
Eaton Corp. PLC	2,274,087	170,624,748
Emerson Electric Co.	2,210,599	146,805,879

		317,430,627
ENERGY EQUIPMENT & SERVICES — 0.96%
Helmerich & Payne Inc.	2,306,015	160,383,343

		160,383,343
FOOD & STAPLES RETAILING — 0.85%
Sysco Corp.	2,262,333	141,486,306

		141,486,306
FOOD PRODUCTS — 1.12%
General Mills Inc.	4,278,592	187,145,614

		187,145,614
GAS UTILITIES — 0.45%
New Jersey Resources Corp.	1,835,418	75,894,534

		75,894,534

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® SELECT DIVIDEND ETF

April 30, 2018

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 1.86%
Darden Restaurants Inc.	1,649,326	$153,156,412
McDonald’s Corp.	946,740	158,522,146

		311,678,558
HOUSEHOLD DURABLES — 2.99%
Garmin Ltd.	2,334,529	136,966,816
Leggett & Platt Inc.	2,725,227	110,507,955
Newell Brands Inc.	7,418,269	204,966,773
Tupperware Brands Corp.	1,076,157	47,953,556

		500,395,100
HOUSEHOLD PRODUCTS — 1.13%
Kimberly-Clark Corp.	1,818,062	188,242,140

		188,242,140
INDUSTRIAL CONGLOMERATES — 1.11%
General Electric Co.	13,210,100	185,866,107

		185,866,107
INSURANCE — 2.32%
Arthur J Gallagher & Co.	1,921,880	134,512,381
Cincinnati Financial Corp.	2,115,054	148,772,899
Old Republic International Corp.	5,126,715	104,584,986

		387,870,266
IT SERVICES — 2.34%
International Business Machines Corp.	1,370,233	198,628,976
Western Union Co. (The)	9,745,411	192,471,867

		391,100,843
MACHINERY — 0.65%
Caterpillar Inc.	750,140	108,290,210

		108,290,210
MEDIA — 1.97%
Cinemark Holdings Inc.	2,331,242	91,314,749
Interpublic Group of Companies Inc. (The)	8,194,356	193,304,858
Meredith Corp.	848,938	43,974,989

		328,594,596
MULTI-UTILITIES — 11.96%
Avista Corp.	1,398,023	72,501,473
Black Hills Corp.	1,138,299	64,518,787
CenterPoint Energy Inc.	8,655,811	219,251,693
CMS Energy Corp.	4,466,991	210,797,305
Dominion Energy Inc.	3,485,505	231,995,213
DTE Energy Co.	1,974,552	208,117,781

Security	Shares	Value
NiSource Inc.	7,266,591	$177,232,154
NorthWestern Corp.	1,068,187	58,686,194
Public Service Enterprise Group Inc.	4,514,982	235,456,311
SCANA Corp.	2,904,390	106,794,420
Sempra Energy	1,704,971	190,615,758
WEC Energy Group Inc.	3,482,250	223,839,030

		1,999,806,119
MULTILINE RETAIL — 3.50%
Kohl’s Corp.	3,191,409	198,250,327
Macy’s Inc.	6,397,109	198,758,177
Target Corp.	2,594,141	188,334,636

		585,343,140
OIL, GAS & CONSUMABLE FUELS — 10.36%
Chevron Corp.	1,980,593	247,791,990
ConocoPhillips	2,187,589	143,287,080
Exxon Mobil Corp.	3,085,262	239,879,121
HollyFrontier Corp.	3,611,138	219,159,965
Occidental Petroleum Corp.	4,057,608	313,490,794
ONEOK Inc.	5,431,861	327,106,669
Valero Energy Corp.	2,166,417	240,320,638

		1,731,036,257
PAPER & FOREST PRODUCTS — 0.34%
Domtar Corp.	1,314,951	57,726,349

		57,726,349
PERSONAL PRODUCTS — 0.44%
Nu Skin Enterprises Inc. Class A	1,045,072	74,356,873

		74,356,873
PHARMACEUTICALS — 3.61%
Eli Lilly & Co.	2,124,890	172,264,832
Merck & Co. Inc.	3,662,880	215,633,746
Pfizer Inc.	5,873,403	215,025,284

		602,923,862
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.79%
Intel Corp.	2,673,181	137,989,603
QUALCOMM Inc.	3,162,793	161,334,071

		299,323,674
SPECIALTY RETAIL — 1.23%
L Brands Inc.	5,886,844	205,509,724

		205,509,724

34	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SELECT DIVIDEND ETF

April 30, 2018

Security	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.64%
Seagate Technology PLC	4,722,329	$273,375,626

		273,375,626
THRIFTS & MORTGAGE FINANCE — 0.70%
New York Community Bancorp. Inc.	9,860,420	117,141,790

		117,141,790
TOBACCO — 2.31%
Altria Group Inc.	3,687,901	206,928,125
Philip Morris International Inc.	2,178,644	178,648,808

		385,576,933
TRADING COMPANIES & DISTRIBUTORS — 0.62%
Watsco Inc.	624,094	104,485,817

		104,485,817

TOTAL COMMON STOCKS
(Cost: $14,370,169,139)		16,683,268,108

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.11%

MONEY MARKET FUNDS — 0.11%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.63%[a,b]	18,000,301	$18,000,301

		18,000,301

TOTAL SHORT-TERM INVESTMENTS
(Cost: $18,000,301)		18,000,301

TOTAL INVESTMENTS IN SECURITIES — 99.92%
(Cost: $14,388,169,440)		16,701,268,409
Other Assets, Less Liabilities — 0.08%		12,763,665

NET ASSETS — 100.00%		$16,714,032,074

[a]	Affiliate of the Fund.
[b]	Annualized 7-day yield as of period end.

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased	Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
Avista Corp.[b]	3,303,168	853,883	(2,759,028)	1,398,023	$72,501,473	$4,602,884	$47,739,917	$(11,224,130)
BlackRock Cash Funds: Treasury, SL Agency Shares	22,860,912	—	(4,860,611)[c]	18,000,301	18,000,301	388,856	—	—
Domtar Corp.[b]	3,853,291	1,025,165	(3,563,505)	1,314,951	57,726,349	5,249,649	19,092,489	446,900
Mercury General Corp.[b]	3,768,815	966,552	(4,735,367)	—	—	9,099,079	16,686,728	(65,373,110)
Meredith Corp.[b]	2,876,639	750,274	(2,777,975)	848,938	43,974,989	5,857,471	37,468,212	(52,106,904)
NorthWestern Corp.[b]	3,261,463	831,153	(3,024,429)	1,068,187	58,686,194	6,732,393	(4,045,841)	(17,172,137)
Tupperware Brands Corp.[b]	3,961,396	1,077,351	(3,962,590)	1,076,157	47,953,556	8,653,135	(52,727,783)	(38,585,404)
Waddell & Reed Financial Inc. Class Ab	7,819,876	21,662	(7,841,538)	—	—	9,154,670	(21,841,348)	38,067,241

					$298,842,862	$49,738,137	$42,372,374	$(145,947,544)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Not an affiliate at the end of the year.
[c]	Net of purchases and sales.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® SELECT DIVIDEND ETF

April 30, 2018

Futures Contracts (Note 5)

Futures contracts outstanding as of April 30, 2018 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value / unrealized appreciation (depreciation)
Long Contracts S&P 500 E-Mini	207	Jun 2018	$27,396	$(520,697)

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$16,683,268,108	$—	$—	$16,683,268,108
Money market funds	18,000,301	—	—	18,000,301

Total	$16,701,268,409	$—	$—	$16,701,268,409

Derivative financial instruments[a]
Liabilities
Futures contracts	$(520,697)	$—	$—	$(520,697)

Total	$(520,697)	$—	$—	$(520,697)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

36	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. DIVIDEND AND BUYBACK ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.72%

AEROSPACE & DEFENSE — 2.99%
Boeing Co. (The)	281	$93,730
General Dynamics Corp.	108	21,742
Harris Corp.	41	6,413
L3 Technologies Inc.	23	4,505
Lockheed Martin Corp.	95	30,480
Northrop Grumman Corp.	44	14,170
Raytheon Co.	79	16,190
Rockwell Collins Inc.	23	3,048
Spirit AeroSystems Holdings Inc. Class A	64	5,144
United Technologies Corp.	263	31,600

		227,022
AIR FREIGHT & LOGISTICS — 0.77%
CH Robinson Worldwide Inc.	43	3,957
Expeditors International of Washington Inc.	53	3,385
FedEx Corp.	29	7,169
United Parcel Service Inc. Class B	385	43,697

		58,208
AIRLINES — 1.09%
Alaska Air Group Inc.	42	2,727
American Airlines Group Inc.	503	21,594
Delta Air Lines Inc.	479	25,013
Southwest Airlines Co.	293	15,479
United Continental Holdings Inc.[a]	260	17,561

		82,374
AUTO COMPONENTS — 0.28%
Aptiv PLC	83	7,020
BorgWarner Inc.	60	2,937
Goodyear Tire & Rubber Co. (The)	175	4,394
Lear Corp.	35	6,544

		20,895
AUTOMOBILES — 0.79%
Ford Motor Co.	2,174	24,436
General Motors Co.	815	29,943
Harley-Davidson Inc.	143	5,881

		60,260
BANKS — 8.87%
Bank of America Corp.	3,464	103,643
BB&T Corp.	325	17,160
Citigroup Inc.	1,808	123,432
Citizens Financial Group Inc.	209	8,671

Security	Shares	Value
Fifth Third Bancorp.	433	$14,363
Huntington Bancshares Inc./OH	308	4,592
Investors Bancorp. Inc.	180	2,407
JPMorgan Chase & Co.	1,585	172,416
KeyCorp	362	7,211
M&T Bank Corp.	67	12,212
PNC Financial Services Group Inc. (The)[b]	203	29,559
Regions Financial Corp.	660	12,342
SunTrust Banks Inc.	234	15,631
U.S. Bancorp.	700	35,315
Wells Fargo & Co.	2,204	114,520

		673,474
BEVERAGES — 2.09%
Brown-Forman Corp. Class B NVS	76	4,259
Coca-Cola Co. (The)	1,654	71,469
Constellation Brands Inc. Class A	59	13,755
Dr Pepper Snapple Group Inc.	71	8,517
PepsiCo Inc.	600	60,564

		158,564
BIOTECHNOLOGY — 2.61%
AbbVie Inc.	650	62,758
Amgen Inc.	305	53,216
Biogen Inc.[a]	27	7,387
Celgene Corp.[a]	311	27,088
Gilead Sciences Inc.	659	47,600

		198,049
BUILDING PRODUCTS — 0.24%
Johnson Controls International PLC	392	13,277
Masco Corp.	120	4,544

		17,821
CAPITAL MARKETS — 3.39%
Ameriprise Financial Inc.	125	17,526
Bank of New York Mellon Corp. (The)	552	30,090
BlackRock Inc.[b]	42	21,903
CME Group Inc.	50	7,884
FactSet Research Systems Inc.	18	3,404
Franklin Resources Inc.	74	2,489
Goldman Sachs Group Inc. (The)	252	60,059
Intercontinental Exchange Inc.	134	9,710
Invesco Ltd.	226	6,547
Moody’s Corp.	40	6,488
Morgan Stanley	751	38,767
MSCI Inc.	24	3,596
Northern Trust Corp.	70	7,472

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® U.S. DIVIDEND AND BUYBACK ETF

April 30, 2018

Security	Shares	Value
S&P Global Inc.	73	$13,768
State Street Corp.	184	18,360
T Rowe Price Group Inc.	83	9,447

		257,510
CHEMICALS — 1.72%
Air Products & Chemicals Inc.	49	7,952
Celanese Corp. Series A	70	7,607
CF Industries Holdings Inc.	61	2,367
DowDuPont Inc.	594	37,565
Eastman Chemical Co.	52	5,308
Ecolab Inc.	72	10,423
LyondellBasell Industries NV Class A	236	24,952
Monsanto Co.	71	8,901
Mosaic Co. (The)	56	1,509
PPG Industries Inc.	112	11,859
Praxair Inc.	56	8,541
Sherwin-Williams Co. (The)	10	3,677

		130,661
COMMERCIAL SERVICES & SUPPLIES — 0.27%
Cintas Corp.	16	2,725
Republic Services Inc.	85	5,498
Waste Management Inc.	148	12,031

		20,254
COMMUNICATIONS EQUIPMENT — 1.57%
Cisco Systems Inc.	2,245	99,431
F5 Networks Inc.[a]	37	6,034
Juniper Networks Inc.	216	5,312
Motorola Solutions Inc.	77	8,457

		119,234
CONSTRUCTION & ENGINEERING — 0.00%
Quanta Services Inc.[a]	7	228

		228
CONSTRUCTION MATERIALS — 0.03%
Martin Marietta Materials Inc.	12	2,337

		2,337
CONSUMER FINANCE — 1.47%
Ally Financial Inc.	244	6,368
American Express Co.	438	43,253
Capital One Financial Corp.	251	22,746
Discover Financial Services	289	20,591
Navient Corp.	558	7,399
Synchrony Financial	342	11,344

		111,701

Security	Shares	Value
CONTAINERS & PACKAGING — 0.30%
Avery Dennison Corp.	28	$2,935
International Paper Co.	134	6,909
Sealed Air Corp.	180	7,893
WestRock Co.	80	4,733

		22,470
DISTRIBUTORS — 0.06%
Genuine Parts Co.	49	4,328

		4,328
DIVERSIFIED CONSUMER SERVICES — 0.08%
H&R Block Inc.	119	3,291
Service Corp. International/U.S.	79	2,884

		6,175
DIVERSIFIED FINANCIAL SERVICES — 0.10%
Voya Financial Inc.	150	7,852

		7,852
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.84%
AT&T Inc.	3,167	103,561
CenturyLink Inc.	1,099	20,420
Verizon Communications Inc.	1,855	91,544

		215,525
ELECTRIC UTILITIES — 1.12%
American Electric Power Co. Inc.	166	11,617
Duke Energy Corp.	215	17,234
Edison International	110	7,207
Entergy Corp.	71	5,793
Eversource Energy	98	5,905
FirstEnergy Corp.	190	6,536
NextEra Energy Inc.	98	16,063
PPL Corp.	254	7,391
Xcel Energy Inc.	162	7,588

		85,334
ELECTRICAL EQUIPMENT — 0.55%
AMETEK Inc.	32	2,234
Eaton Corp. PLC	216	16,207
Emerson Electric Co.	232	15,407
Rockwell Automation Inc.	46	7,568

		41,416
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.81%
Amphenol Corp. Class A	71	5,943
CDW Corp./DE	71	5,062

38	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. DIVIDEND AND BUYBACK ETF

April 30, 2018

Security	Shares	Value
Corning Inc.	1,260	$34,045
Flex Ltd.[a]	174	2,262
TE Connectivity Ltd.	158	14,497

		61,809
ENERGY EQUIPMENT & SERVICES — 0.62%
Baker Hughes a GE Co.	168	6,066
Halliburton Co.	92	4,875
National Oilwell Varco Inc.	22	851
Schlumberger Ltd.	514	35,240

		47,032
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.91%
American Tower Corp.	104	14,182
Boston Properties Inc.	37	4,492
Colony NorthStar Inc. Class A	422	2,578
Equity Residential	125	7,714
GGP Inc.	286	5,717
HCP Inc.	277	6,471
Host Hotels & Resorts Inc.	324	6,337
Iron Mountain Inc.	110	3,733
Macerich Co. (The)	108	6,223
Omega Healthcare Investors Inc.[c]	176	4,573
Prologis Inc.	140	9,087
Public Storage	56	11,300
SBA Communications Corp.[a]	43	6,890
Simon Property Group Inc.	162	25,327
Vornado Realty Trust	61	4,150
Welltower Inc.	124	6,627
Weyerhaeuser Co.	521	19,162

		144,563
FOOD & STAPLES RETAILING — 1.84%
Costco Wholesale Corp.	65	12,815
Kroger Co. (The)	647	16,298
Sysco Corp.	324	20,263
Walgreens Boots Alliance Inc.	404	26,846
Walmart Inc.	720	63,691

		139,913
FOOD PRODUCTS — 1.45%
Archer-Daniels-Midland Co.	356	16,155
Campbell Soup Co.	98	3,996
Conagra Brands Inc.	212	7,859
General Mills Inc.	439	19,202
Hershey Co. (The)	54	4,965
JM Smucker Co. (The)	58	6,617

Security	Shares	Value
Kellogg Co.	98	$5,772
McCormick & Co. Inc./MD NVS	14	1,476
Mondelez International Inc. Class A	767	30,296
Tyson Foods Inc. Class A	199	13,950

		110,288
HEALTH CARE EQUIPMENT & SUPPLIES — 1.27%
Abbott Laboratories	347	20,171
Baxter International Inc.	74	5,143
DENTSPLY SIRONA Inc.	104	5,235
Edwards Lifesciences Corp.[a]	20	2,547
Intuitive Surgical Inc.[a]	15	6,612
Medtronic PLC	599	47,998
Stryker Corp.	38	6,438
Varian Medical Systems Inc.[a]	19	2,196

		96,340
HEALTH CARE PROVIDERS & SERVICES — 3.34%
Aetna Inc.	142	25,425
AmerisourceBergen Corp.	118	10,688
Anthem Inc.	59	13,923
Cardinal Health Inc.	174	11,166
CVS Health Corp.	895	62,498
DaVita Inc.[a]	94	5,902
Express Scripts Holding Co.[a]	257	19,455
HCA Healthcare Inc.	190	18,191
Henry Schein Inc.[a]	70	5,320
Humana Inc.	64	18,828
McKesson Corp.	132	20,620
Quest Diagnostics Inc.	71	7,185
UnitedHealth Group Inc.	145	34,278

		253,479
HEALTH CARE TECHNOLOGY — 0.05%
Cerner Corp.[a]	60	3,495

		3,495
HOTELS, RESTAURANTS & LEISURE — 3.52%
Brinker International Inc.	96	4,185
Carnival Corp.	206	12,990
Chipotle Mexican Grill Inc.[a]	14	5,927
Domino’s Pizza Inc.	32	7,735
Jack in the Box Inc.	36	3,229
Las Vegas Sands Corp.	152	11,146
Marriott International Inc./MD Class A	125	17,085
McDonald’s Corp.	662	110,845
Royal Caribbean Cruises Ltd.	43	4,652
Starbucks Corp.	667	38,399
Wendy’s Co. (The)	137	2,294

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® U.S. DIVIDEND AND BUYBACK ETF

April 30, 2018

Security	Shares	Value
Wyndham Worldwide Corp.	68	$7,766
Yum! Brands Inc.	467	40,676

		266,929
HOUSEHOLD DURABLES — 0.40%
Leggett & Platt Inc.	79	3,204
Newell Brands Inc.	188	5,194
NVR Inc.[a]	2	6,200
PulteGroup Inc.	258	7,833
Whirlpool Corp.	53	8,212

		30,643
HOUSEHOLD PRODUCTS — 2.19%
Church & Dwight Co. Inc.	110	5,082
Clorox Co. (The)	37	4,336
Colgate-Palmolive Co.	377	24,592
Kimberly-Clark Corp.	181	18,741
Procter & Gamble Co. (The)	1,565	113,212

		165,963
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.05%
AES Corp./VA	293	3,586

		3,586
INDUSTRIAL CONGLOMERATES — 2.53%
3M Co.	202	39,267
General Electric Co.	8,199	115,360
Honeywell International Inc.	257	37,182

		191,809
INSURANCE — 4.64%
Aflac Inc.	439	20,005
Allstate Corp. (The)	182	17,803
American International Group Inc.	1,580	88,480
Aon PLC	151	21,513
Assurant Inc.	79	7,333
Assured Guaranty Ltd.	131	4,754
Axis Capital Holdings Ltd.	101	5,929
Chubb Ltd.	109	14,788
Everest Re Group Ltd.	17	3,955
Hartford Financial Services Group Inc. (The)	274	14,752
Lincoln National Corp.	128	9,042
Loews Corp.	40	2,098
Marsh & McLennan Companies Inc.	166	13,529
MetLife Inc.	665	31,701
Principal Financial Group Inc.	97	5,744
Progressive Corp. (The)	76	4,582

Security	Shares	Value
Prudential Financial Inc.	268	$28,494
Torchmark Corp.	25	2,169
Travelers Companies Inc. (The)	167	21,977
Unum Group	108	5,225
White Mountains Insurance Group Ltd.	9	7,788
Willis Towers Watson PLC	41	6,089
XL Group Ltd.	264	14,676

		352,426
INTERNET & DIRECT MARKETING RETAIL — 0.27%
Booking Holdings Inc.[a]	7	15,246
Qurate Retail Group, Inc. QVC Group Class Aa	236	5,525

		20,771
INTERNET SOFTWARE & SERVICES — 0.80%
Alphabet Inc. Class Aa	17	17,316
Alphabet Inc. Class C NVS[a]	18	18,312
eBay Inc.[a]	528	20,000
VeriSign Inc.[a]	43	5,049

		60,677
IT SERVICES — 3.60%
Accenture PLC Class A	202	30,542
Alliance Data Systems Corp.	26	5,279
Automatic Data Processing Inc.	170	20,074
Broadridge Financial Solutions Inc.	36	3,860
Cognizant Technology Solutions Corp. Class A	102	8,346
Fidelity National Information Services Inc.	47	4,464
Fiserv Inc.[a]	151	10,700
International Business Machines Corp.	409	59,289
Mastercard Inc. Class A	217	38,685
Paychex Inc.	108	6,541
Visa Inc. Class A	614	77,904
Western Union Co. (The)	386	7,623

		273,307
LEISURE PRODUCTS — 0.03%
Mattel Inc.	168	2,486

		2,486
LIFE SCIENCES TOOLS & SERVICES — 0.28%
Agilent Technologies Inc.	48	3,156
IQVIA Holdings Inc.[a]	120	11,491
Mettler-Toledo International Inc.[a]	7	3,919
Thermo Fisher Scientific Inc.	12	2,524

		21,090

40	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. DIVIDEND AND BUYBACK ETF

April 30, 2018

Security	Shares	Value
MACHINERY — 1.02%
Allison Transmission Holdings Inc.	146	$5,693
Caterpillar Inc.	98	14,147
Cummins Inc.	70	11,190
Deere & Co.	29	3,925
Dover Corp.	32	2,966
Illinois Tool Works Inc.	128	18,179
Ingersoll-Rand PLC	109	9,144
PACCAR Inc.	50	3,183
Parker-Hannifin Corp.	36	5,926
Stanley Black & Decker Inc.	20	2,832

		77,185
MEDIA — 3.41%
CBS Corp. Class B NVS	384	18,893
Comcast Corp. Class A	2,105	66,076
Discovery Inc. Class Aa,c	163	3,855
Discovery Inc. Class C NVS[a]	320	7,110
Interpublic Group of Companies Inc. (The)	234	5,520
Liberty Media Corp.-Liberty SiriusXM Class Aa	90	3,759
Liberty Media Corp.-Liberty SiriusXM Class C NVS[a]	180	7,499
Omnicom Group Inc.	132	9,723
Sirius XM Holdings Inc.[c]	804	5,089
Time Warner Inc.	240	22,752
Twenty-First Century Fox Inc. Class A NVS	265	9,689
Twenty-First Century Fox Inc. Class B	110	3,968
Viacom Inc. Class B NVS	76	2,292
Walt Disney Co. (The)	926	92,906

		259,131
METALS & MINING — 0.06%
Nucor Corp.	70	4,313

		4,313
MORTGAGE REAL ESTATE INVESTMENT — 0.16%
AGNC Investment Corp.	146	2,762
Annaly Capital Management Inc.	571	5,921
Chimera Investment Corp.	209	3,656

		12,339
MULTI-UTILITIES — 0.49%
Ameren Corp.	73	4,279
CenterPoint Energy Inc.	161	4,078
Consolidated Edison Inc.	36	2,885

Security	Shares	Value
Dominion Energy Inc.	28	$1,864
Public Service Enterprise Group Inc.	167	8,709
Sempra Energy	70	7,826
WEC Energy Group Inc.	118	7,585

		37,226
MULTILINE RETAIL — 0.63%
Dollar General Corp.	97	9,363
Kohl’s Corp.	114	7,082
Macy’s Inc.	160	4,971
Nordstrom Inc.	72	3,640
Target Corp.	316	22,942

		47,998
OIL, GAS & CONSUMABLE FUELS — 4.43%
Chevron Corp.	628	78,569
ConocoPhillips	494	32,357
EOG Resources Inc.	40	4,727
Exxon Mobil Corp.	1,691	131,475
HollyFrontier Corp.	47	2,852
Marathon Petroleum Corp.	206	15,432
Occidental Petroleum Corp.	322	24,878
Phillips 66	142	15,806
Valero Energy Corp.	269	29,840

		335,936
PERSONAL PRODUCTS — 0.14%
Coty Inc. Class A	120	2,082
Estee Lauder Companies Inc. (The) Class A	58	8,589

		10,671
PHARMACEUTICALS — 6.66%
Allergan PLC	529	81,281
Bristol-Myers Squibb Co.	546	28,463
Eli Lilly & Co.	300	24,321
Johnson & Johnson	1,222	154,571
Mallinckrodt PLC[a]	151	1,963
Merck & Co. Inc.	1,501	88,364
Pfizer Inc.	3,288	120,374
Zoetis Inc.	72	6,010

		505,347
PROFESSIONAL SERVICES — 0.27%
IHS Markit Ltd.[a]	221	10,858
ManpowerGroup Inc.	37	3,541
Nielsen Holdings PLC	202	6,353

		20,752

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® U.S. DIVIDEND AND BUYBACK ETF

April 30, 2018

Security	Shares	Value
ROAD & RAIL — 1.27%
Avis Budget Group Inc.[a]	55	$2,718
CSX Corp.	395	23,459
Norfolk Southern Corp.	107	15,351
Union Pacific Corp.	413	55,189

		96,717
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.02%
Analog Devices Inc.	82	7,163
Applied Materials Inc.	317	15,745
Broadcom Inc.	65	14,912
Intel Corp.	1,399	72,216
KLA-Tencor Corp.	31	3,154
Lam Research Corp.	66	12,214
Maxim Integrated Products Inc.	106	5,777
Microchip Technology Inc.	32	2,677
NVIDIA Corp.	46	10,345
Qorvo Inc.[a]	44	2,966
QUALCOMM Inc.	643	32,800
Skyworks Solutions Inc.	72	6,247
Texas Instruments Inc.	355	36,008
Xilinx Inc.	108	6,938

		229,162
SOFTWARE — 4.18%
Adobe Systems Inc.[a]	42	9,307
Autodesk Inc.[a]	42	5,288
CA Inc.	112	3,898
Cadence Design Systems Inc.[a]	126	5,047
CDK Global Inc.	91	5,937
Citrix Systems Inc.[a]	50	5,145
Electronic Arts Inc.[a]	54	6,371
Intuit Inc.	54	9,979
Microsoft Corp.	2,376	222,203
Nuance Communications Inc.[a]	162	2,385
Oracle Corp.	733	33,476
Symantec Corp.	306	8,504

		317,540
SPECIALTY RETAIL — 3.13%
AutoZone Inc.[a]	8	4,996
Bed Bath & Beyond Inc.	239	4,173
Best Buy Co. Inc.	136	10,408
CarMax Inc.[a]	73	4,562
Foot Locker Inc.	114	4,911
Gap Inc. (The)	78	2,281
Home Depot Inc. (The)	582	107,554

Security	Shares	Value
L Brands Inc.	3	$105
Lowe’s Companies Inc.	474	39,072
O’Reilly Automotive Inc.[a]	68	17,413
Ross Stores Inc.	124	10,025
Signet Jewelers Ltd.	145	5,638
TJX Companies Inc. (The)	257	21,806
Tractor Supply Co.	66	4,488

		237,432
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 5.59%
Apple Inc.	2,186	361,258
Hewlett Packard Enterprise Co.	1,241	21,159
HP Inc.	788	16,934
NetApp Inc.	127	8,456
Seagate Technology PLC	196	11,347
Western Digital Corp.	48	3,782
Xerox Corp.	52	1,635

		424,571
TEXTILES, APPAREL & LUXURY GOODS — 0.85%
Hanesbrands Inc.	280	5,172
Michael Kors Holdings Ltd.[a]	100	6,842
NIKE Inc. Class B	557	38,093
VF Corp.	176	14,233

		64,340
TOBACCO — 1.38%
Altria Group Inc.	1,013	56,839
Philip Morris International Inc.	588	48,216

		105,055
TRADING COMPANIES & DISTRIBUTORS — 0.20%
Fastenal Co.	78	3,899
United Rentals Inc.[a]	16	2,400
WW Grainger Inc.	32	9,003

		15,302

TOTAL COMMON STOCKS
(Cost: $7,725,389)		7,569,315

SHORT-TERM INVESTMENTS — 0.36%

MONEY MARKET FUNDS — 0.36%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[b,d,e]	12,825	12,826
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[b,d]	14,269	14,269

		27,095

42	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. DIVIDEND AND BUYBACK ETF

April 30, 2018

Value
TOTAL SHORT-TERM INVESTMENTS
(Cost: $27,094)	$27,095

TOTAL INVESTMENTS IN SECURITIES — 100.08% (Cost: $7,752,483)	7,596,410

Other Assets Less Liabilities — (0.08)%	(5,889)

NET ASSETS — 100.00%	$7,590,521

NVS — Non-Voting Shares

[a]	Non-income producing security.
[b]	Affiliate of the Fund.
[c]	All or a portion of this security is on loan.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 11/07/17 [a]	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [b]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	12,825	[c]	—	12,825	$12,826	$46	[d]	$(2)	$1
BlackRock Cash Funds: Treasury, SL Agency Shares	—	14,269	[c]	—	14,269	14,269	64		—	—
BlackRock Inc.	—	43		(1)	42	21,903	138		34	13
PNC Financial Services Group Inc. (The)	—	209		(6)	203	29,559	231		(2)	(230)

						$78,557	$479		$30	$(216)

[a]	The Fund commenced operations on 11/07/17.
[b]	Includes realized capital gain distributions from an affiliated fund, if any.
[c]	Net of purchases and sales.
[d]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$7,569,315	$—	$—	$7,569,315
Money market funds	27,095	—	—	27,095

Total	$7,596,410	$—	$—	$7,596,410

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2018

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$3,116,856,399	$5,960,881,388	$4,465,135,357
Affiliated (Note 2)	37,253,362	14,344,384	112,582,344

Total cost of investments in securities	$3,154,109,761	$5,975,225,772	$4,577,717,701

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,305,654,039	$5,998,288,710	$4,776,403,745
Affiliated (Note 2)	41,505,735	14,344,109	118,882,995
Foreign currency, at value[b]	—	—	15,603,972
Cash pledged to broker for futures contracts	264,400	387,600	1,829,484
Receivables:
Investment securities sold	—	—	5,138
Due from custodian (Note 4)	—	—	2,328,787
Dividends and interest	3,299,228	14,080,239	11,504,639
Futures variation margin	—	—	121,043
Tax reclaims	—	—	5,085,514
Foreign withholding tax claims (Note 8)	—	—	4,711,869

Total Assets	3,350,723,402	6,027,100,658	4,936,477,186

LIABILITIES
Payables:
Investment securities purchased	7,021,552	14,455,354	11,673,788
Collateral for securities on loan (Note 1)	—	4,418,360	—
Capital shares redeemed	22,252	—	—
Futures variation margin	54,900	80,520	—
Professional fees (Note 8)	—	—	47,119
Investment advisory fees (Note 2)	215,125	402,123	1,964,091

Total Liabilities	7,313,829	19,356,357	13,684,998

NET ASSETS	$3,343,409,573	$6,007,744,301	$4,922,792,188

Net assets consist of:
Paid-in capital	$3,172,299,527	$6,270,064,343	$5,147,020,698
Undistributed net investment income	3,654,883	14,068,786	14,797,312
Accumulated net realized loss	(25,577,949)	(313,608,606)	(557,634,875)
Net unrealized appreciation	193,033,112	37,219,778	318,609,053

NET ASSETS	$3,343,409,573	$6,007,744,301	$4,922,792,188

Shares outstanding[c]	98,750,000	71,150,000	144,300,000

Net asset value per share	$33.86	$84.44	$34.11

[a]	Securities on loan with values of $ —, $4,341,556 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker for futures contracts: $ —, $ — and $17,613,128, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

44	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2018

	iShares Select Dividend ETF	iShares U.S. Dividend and Buyback ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$14,370,169,139	$7,673,710
Affiliated (Note 2)	18,000,301	78,773

Total cost of investments in securities	$14,388,169,440	$7,752,483

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$16,683,268,108	$7,517,853
Affiliated (Note 2)	18,000,301	78,557
Cash pledged to broker for futures contracts	1,055,200	—
Cash	59	—
Receivables:
Investment securities sold	153,812	—
Dividends and interest	22,929,359	8,504

Total Assets	16,725,406,839	7,604,914

LIABILITIES
Payables:
Investment securities purchased	5,602,081	—
Collateral for securities on loan (Note 1)	—	12,827
Capital shares redeemed	196,559	—
Futures variation margin	259,647	—
Investment advisory fees (Note 2)	5,316,478	1,566

Total Liabilities	11,374,765	14,393

NET ASSETS	$16,714,032,074	$7,590,521

Net assets consist of:
Paid-in capital	$14,718,315,324	$7,771,181
Undistributed net investment income	19,156,787	4,617
Accumulated net realized loss	(336,018,309)	(29,204)
Net unrealized appreciation (depreciation)	2,312,578,272	(156,073)

NET ASSETS	$16,714,032,074	$7,590,521

Shares outstanding[b]	173,550,000	300,000

Net asset value per share	$96.31	$25.30

[a]	Securities on loan with values of $ — and $12,499, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2018

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$56,842,265	$229,083,389	$219,265,038
Dividends — affiliated (Note 2)	586,665	137,038	3,921,954
Interest — unaffiliated	1,881	6,505	—
Securities lending income — affiliated — net (Note 2)	—	35,216	58,991

Total investment income	57,430,811	229,262,148	223,245,983

EXPENSES
Investment advisory fees (Note 2)	1,915,052	5,159,365	23,041,774
Proxy fees	31,056	143,632	87,729

Total expenses	1,946,108	5,302,997	23,129,503

Net investment income	55,484,703	223,959,151	200,116,480

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(21,437,472)	(83,194,719)	30,841,539
Investments — affiliated (Note 2)	(36,774)	(303)	(37,716,153)
In-kind redemptions — unaffiliated	98,666,736	600,455,286	26,569,130
In-kind redemptions — affiliated (Note 2)	2,414,669	—	(362,368)
Futures contracts	996,057	4,479,238	911,161
Foreign currency transactions	—	—	1,799,903

Net realized gain	80,603,216	521,739,502	22,043,212

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	83,882,893	(411,307,515)	276,907,826
Investments — affiliated (Note 2)	2,960,268	(275)	15,099,183
Futures contracts	(47,771)	(306,033)	878,122
Translation of assets and liabilities in foreign currencies	—	—	168,753

Net change in unrealized appreciation/depreciation	86,795,390	(411,613,823)	293,053,884

Net realized and unrealized gain	167,398,606	110,125,679	315,097,096

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$222,883,309	$334,084,830	$515,213,576

[a]	Net of foreign withholding tax of $ —, $1,068 and $19,918,943, respectively.

See notes to financial statements.

46	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2018

	iShares Select Dividend ETF	iShares U.S. Dividend and Buyback ETF [a]

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$574,881,016	$53,458
Dividends — affiliated (Note 2)	49,738,137	433
Interest — unaffiliated	15,646	—
Securities lending income — affiliated — net (Note 2)	—	46

Total investment income	624,634,799	53,937

EXPENSES
Investment advisory fees (Note 2)	66,502,173	5,816
Proxy fees	371,902	—

Total expenses	66,874,075	5,816

Net investment income	557,760,724	48,121

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(166,852,422)	(29,234)
Investments — affiliated (Note 2)	(84,035,820)	30
In-kind redemptions — unaffiliated	2,177,692,481	—
In-kind redemptions — affiliated (Note 2)	126,408,194	—
Futures contracts	10,315,850	—

Net realized gain (loss)	2,063,528,283	(29,204)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(1,017,600,334)	(155,857)
Investments — affiliated (Note 2)	(145,947,544)	(216)
Futures contracts	(794,006)	—

Net change in unrealized appreciation/depreciation	(1,164,341,884)	(156,073)

Net realized and unrealized gain (loss)	899,186,399	(185,277)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,456,947,123	$(137,156)

[a]	For the period from November 7, 2017 (commencement of operations) to April 30, 2018.
[b]	Net of foreign withholding tax of $ — and $15, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Core Dividend Growth ETF		iShares Core High Dividend ETF
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$55,484,703	$20,722,879	$223,959,151	$218,573,510
Net realized gain	80,603,216	43,245,701	521,739,502	90,233,452
Net change in unrealized appreciation/depreciation	86,795,390	80,114,372	(411,613,823)	207,346,383

Net increase in net assets resulting from operations	222,883,309	144,082,952	334,084,830	516,153,345

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(53,281,964)	(19,794,874)	(224,704,812)	(210,133,528)

Total distributions to shareholders	(53,281,964)	(19,794,874)	(224,704,812)	(210,133,528)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,179,045,457	1,097,954,043	2,199,961,506	2,208,470,716
Cost of shares redeemed	(435,234,437)	(269,200,028)	(2,934,275,989)	(958,764,601)

Net increase (decrease) in net assets from capital share transactions	1,743,811,020	828,754,015	(734,314,483)	1,249,706,115

INCREASE (DECREASE) IN NET ASSETS	1,913,412,365	953,042,093	(624,934,465)	1,555,725,932

NET ASSETS
Beginning of year	1,429,997,208	476,955,115	6,632,678,766	5,076,952,834

End of year	$3,343,409,573	$1,429,997,208	$6,007,744,301	$6,632,678,766

Undistributed net investment income included in net assets at end of year	$3,654,883	$1,452,144	$14,068,786	$14,814,447

SHARES ISSUED AND REDEEMED
Shares sold	65,050,000	38,000,000	25,300,000	27,050,000
Shares redeemed	(12,800,000)	(9,350,000)	(33,800,000)	(11,800,000)

Net increase (decrease) in shares outstanding	52,250,000	28,650,000	(8,500,000)	15,250,000

See notes to financial statements.

48	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares International Select Dividend ETF		iShares Select Dividend ETF
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$200,116,480	$152,231,450	$557,760,724	$526,773,529
Net realized gain (loss)	22,043,212	(35,215,676)	2,063,528,283	722,778,082
Net change in unrealized appreciation/depreciation	293,053,884	268,939,681	(1,164,341,884)	1,022,663,840

Net increase in net assets resulting from operations	515,213,576	385,955,455	1,456,947,123	2,272,215,451

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(209,452,431)	(144,141,129)	(548,934,630)	(517,278,307)

Total distributions to shareholders	(209,452,431)	(144,141,129)	(548,934,630)	(517,278,307)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	758,709,526	1,044,369,320	4,297,613,390	2,397,347,228
Cost of shares redeemed	(152,394,835)	(12,858,231)	(5,691,652,740)	(1,597,585,625)

Net increase (decrease) in net assets from capital share transactions	606,314,691	1,031,511,089	(1,394,039,350)	799,761,603

INCREASE (DECREASE) IN NET ASSETS	912,075,836	1,273,325,415	(486,026,857)	2,554,698,747

NET ASSETS
Beginning of year	4,010,716,352	2,737,390,937	17,200,058,931	14,645,360,184

End of year	$4,922,792,188	$4,010,716,352	$16,714,032,074	$17,200,058,931

Undistributed net investment income included in net assets at end of year	$14,797,312	$14,975,921	$19,156,787	$10,390,543

SHARES ISSUED AND REDEEMED
Shares sold	22,700,000	34,950,000	44,400,000	27,800,000
Shares redeemed	(4,600,000)	(450,000)	(58,800,000)	(18,350,000)

Net increase (decrease) in shares outstanding	18,100,000	34,500,000	(14,400,000)	9,450,000

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

iShares U.S. Dividend and Buyback ETF
Period from November 7, 2017[a] to April 30, 2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$48,121
Net realized loss	(29,204)
Net change in unrealized appreciation/depreciation	(156,073)

Net decrease in net assets resulting from operations	(137,156)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(43,504)

Total distributions to shareholders	(43,504)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,771,181

Net increase in net assets from capital share transactions	7,771,181

INCREASE IN NET ASSETS	7,590,521

NET ASSETS
Beginning of period	—

End of period	$7,590,521

Undistributed net investment income included in net assets at end of period	$4,617

SHARES ISSUED
Shares sold	300,000

Net increase in shares outstanding	300,000

[a]	Commencement of operations.

See notes to financial statements.

50	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core Dividend Growth ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Period from Jun. 10, 2014[a] to Apr. 30, 2015
Net asset value, beginning of period	$30.75	$26.72	$26.35	$24.96

Income from investment operations:
Net investment income[b]	0.78	0.71	0.67	0.53
Net realized and unrealized gain[c]	3.07	3.98	0.34	1.29

Total from investment operations	3.85	4.69	1.01	1.82

Less distributions from:
Net investment income	(0.74)	(0.66)	(0.64)	(0.43)

Total distributions	(0.74)	(0.66)	(0.64)	(0.43)

Net asset value, end of period	$33.86	$30.75	$26.72	$26.35

Total return	12.59%	17.78%	3.95%	7.31%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,343,410	$1,429,997	$476,955	$168,627
Ratio of expenses to average net assets[e]	0.08%	0.09%	0.10%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	n/a	n/a	0.12%	0.12%
Ratio of net investment income to average net assets[e]	2.32%	2.46%	2.62%	2.31%
Portfolio turnover rate[f]	24%	27%	45%	47%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core High Dividend ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$83.27	$78.83	$77.18	$73.80	$68.58

Income from investment operations:
Net investment income[a]	2.99	2.85	2.70	2.71	2.27
Net realized and unrealized gain[b]	1.20	4.34	1.79	3.27	5.21

Total from investment operations	4.19	7.19	4.49	5.98	7.48

Less distributions from:
Net investment income	(3.02)	(2.75)	(2.84)	(2.60)	(2.26)

Total distributions	(3.02)	(2.75)	(2.84)	(2.60)	(2.26)

Net asset value, end of year	$84.44	$83.27	$78.83	$77.18	$73.80

Total return	5.03%	9.22%	6.12%	8.21%	11.20%

Ratios/Supplemental data:
Net assets, end of year (000s)	$6,007,744	$6,632,679	$5,076,953	$4,858,218	$3,542,299
Ratio of expenses to average net assets	0.08%	0.10%	0.12%	0.14%	0.40%
Ratio of net investment income to average net assets	3.47%	3.49%	3.63%	3.57%	3.29%
Portfolio turnover rate[c]	46%	49%	74%	63%	47%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

52	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares International Select Dividend ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$31.78	$29.85	$35.09	$39.73	$36.07

Income from investment operations:
Net investment income[a]	1.43	1.42 [b]	1.51	1.61	1.93
Net realized and unrealized gain (loss)[c]	2.41	1.88	(5.18)	(4.40)	3.56

Total from investment operations	3.84	3.30	(3.67)	(2.79)	5.49

Less distributions from:
Net investment income	(1.51)	(1.37)	(1.57)	(1.74)	(1.83)
Net realized gain	—	—	—	(0.11)	—

Total distributions	(1.51)	(1.37)	(1.57)	(1.85)	(1.83)

Net asset value, end of year	$34.11	$31.78	$29.85	$35.09	$39.73

Total return	12.35%	11.47%[b]	(10.37)%	(7.20)%	16.20%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,922,792	$4,010,716	$2,737,391	$4,612,557	$3,744,611
Ratio of expenses to average net assets	0.49%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 8)	n/a	0.50%	n/a	n/a	n/a
Ratio of net investment income to average net assets	4.27%	4.75%[b]	4.97%	4.42%	5.27%
Portfolio turnover rate[d]	24%	29%	27%	53%	55%

[a]	Based on average shares outstanding throughout each period.
[b]	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 8), which resulted in the following increases:
•	Net investment income per share by $0.04.
•	Total return by 0.10%.
•	Ratio of net investment income to average net assets by 0.13%.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Select Dividend ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$91.51	$82.05	$78.32	$74.82	$65.47

Income from investment operations:
Net investment income[a]	3.08	2.82	2.57	2.43	2.18
Net realized and unrealized gain[b]	4.76	9.41	3.78	3.47	9.40

Total from investment operations	7.84	12.23	6.35	5.90	11.58

Less distributions from:
Net investment income	(3.04)	(2.77)	(2.62)	(2.40)	(2.23)

Total distributions	(3.04)	(2.77)	(2.62)	(2.40)	(2.23)

Net asset value, end of year	$96.31	$91.51	$82.05	$78.32	$74.82

Total return	8.65%	15.12%	8.42%	7.97%	18.06%

Ratios/Supplemental data:
Net assets, end of year (000s)	$16,714,032	$17,200,059	$14,645,360	$14,853,105	$13,567,826
Ratio of expenses to average net assets	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets	3.24%	3.23%	3.36%	3.16%	3.18%
Portfolio turnover rate[c]	28%	19%	21%	20%	22%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

54	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares U.S. Dividend and Buyback ETF

Period from Nov. 7, 2017[a] to Apr. 30, 2018
Net asset value, beginning of period	$24.99

Income from investment operations:
Net investment income[b]	0.26
Net realized and unrealized gain[c]	0.28

Total from investment operations	0.54

Less distributions from:
Net investment income	(0.23)

Total distributions	(0.23)

Net asset value, end of period	$25.30

Total return	2.16%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$7,591
Ratio of expenses to average net assets[e]	0.25%
Ratio of net investment income to average net assets[e]	2.07%
Portfolio turnover rate[f]	14%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core Dividend Growth	Diversified
Core High Dividend	Non-diversified
International Select Dividend	Diversified
Select Dividend	Diversified
U.S. Dividend and Buyback[a]	Non-diversified

[a]	The Fund commenced operations on November 7, 2017.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

56	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2018 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2018, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

58	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of April 30, 2018 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of April 30, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Core High Dividend
JPMorgan Securities LLC	$4,326,907	$4,326,907	$—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	14,649	14,649	—

	$4,341,556	$4,341,556	$—

U.S. Dividend and Buyback
Citigroup Global Markets Inc.	$8,060	$8,060	$—
JPMorgan Securities LLC	4,439	4,439	—

	$12,499	$12,499	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core Dividend Growth	0.08%
Core High Dividend	0.08
U.S. Dividend and Buyback	0.25

For its investment advisory services to the iShares International Select Dividend ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.5000%		First $12 billion
0.4750	[a]	Over $12 billion, up to and including $18 billion
0.4513	[a]	Over $18 billion, up to and including $24 billion
0.4287	[a]	Over $24 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

60	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares Select Dividend ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.4000%		First $46 billion
0.3800	[a]	Over $46 billion, up to and including $81 billion
0.3610	[a]	Over $81 billion, up to and including $111 billion
0.3430	[a]	Over $111 billion, up to and including $141 billion
0.3259	[a]	Over $141 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares Select Dividend ETF and iShares U.S. Dividend and Buyback ETF (the “Group 1 Funds”), retain, 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares International Select Dividend ETF (the “Group 2 Fund”), retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. The Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2018, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Core High Dividend	$14,531
International Select Dividend	10,441
U.S. Dividend and Buyback	19

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES® TRUST

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the six months ended April 30, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Core High Dividend	$607,626,873	$1,092,916,132
International Select Dividend	2,510,466	11,050,552
Select Dividend	505,216,658	376,159,430

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends — affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2018 were as follows:

iShares ETF	Purchases	Sales
Core Dividend Growth	$592,065,633	$573,276,282
Core High Dividend	2,952,558,372	2,916,138,373
International Select Dividend	1,233,171,942	1,133,399,143
Select Dividend	4,963,381,265	4,841,000,861
U.S. Dividend and Buyback	691,998	682,210

In-kind transactions (see Note 4) for the year ended April 30, 2018 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core Dividend Growth	$2,168,803,732	$432,792,756
Core High Dividend	2,188,681,718	2,923,108,274
International Select Dividend	637,236,989	144,686,464
Select Dividend	4,191,601,786	5,624,745,003
U.S. Dividend and Buyback	7,750,744	—

62	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	FUTURES CONTRACTS

Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded.

Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract. Such receipts or payments are known as variation margin and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed, the fund records a realized gain or loss equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the value of futures contracts held as of April 30, 2018 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
iShares International Select Dividend ETF
Equity contracts:
Variation margin / Net assets consist of — net unrealized appreciation[a]	$878,122

[a]	Represents cumulative appreciation of futures contracts as reported in the schedules of investments. Only current day’s variation margin is reported separately within the statements of assets and liabilities.

Liabilities
	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares Select Dividend ETF
Equity contracts:
Variation margin / Net assets consist of — net unrealized appreciation (depreciation)[b]	$16,901	$187,269	$520,697

[b]	Represents cumulative depreciation of futures contracts as reported in the schedules of investments. Only current day’s variation margin is reported separately within the statements of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held during the year ended April 30, 2018 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF	iShares Select Dividend ETF
Equity contracts	$996,057	$4,479,238	$911,161	$10,315,850

	Net Change in Unrealized Appreciation/Depreciation
	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF	iShares Select Dividend ETF
Equity contracts	$(47,771)	$(306,033)	$878,122	$(794,006)

64	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the average quarter-end balances of open futures contracts for the year ended April 30, 2018:

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF	iShares Select Dividend ETF
Average notional value of contracts purchased	$4,700,553	$11,642,105	$14,909,440	$29,416,559

6.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2018, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core Dividend Growth	$96,794,469	$—	$(96,794,469)
Core High Dividend	575,793,601	—	(575,793,601)
International Select Dividend	22,813,863	9,157,342	(31,971,205)
Select Dividend	1,091,997,290	(59,850)	(1,091,937,440)

66	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended April 30, 2018 and April 30, 2017 was as follows:

iShares ETF	2018	2017
Core Dividend Growth
Ordinary income	$53,281,964	$19,794,874

Core High Dividend
Ordinary income	$224,704,812	$210,133,528

International Select Dividend
Ordinary income	$209,452,431	$144,141,129

Select Dividend
Ordinary income	$548,934,630	$517,278,307

U.S. Dividend and Buyback
Ordinary income	$43,504	N/A

As of April 30, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Core Dividend Growth	$3,654,883	$—	$(8,799,735)	$176,254,898	$171,110,046
Core High Dividend	14,068,786	—	(219,653,257)	(56,735,571)	(262,320,042)
International Select Dividend	24,779,229	—	(510,741,182)	261,733,443	(224,228,510)
Select Dividend	14,019,665	—	(158,838,354)	2,140,535,439	1,995,716,750
U.S. Dividend and Buyback	10,964	65	—	(191,689)	(180,660)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, foreign withholding tax reclaims, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of partnership income.

As of April 30, 2018, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Core Dividend Growth	$8,799,735
Core High Dividend	219,653,257
International Select Dividend	510,741,182
Select Dividend	158,838,354

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Dividend Growth	$3,170,904,876	$275,109,167	$(98,854,269)	$176,254,898
Core High Dividend	6,069,368,390	354,362,948	(411,098,519)	(56,735,571)
International Select Dividend	4,638,099,008	513,571,487	(256,204,273)	257,367,214
Select Dividend	14,560,732,970	2,757,862,451	(617,327,012)	2,140,535,439
U.S. Dividend and Buyback	7,788,099	182,024	(373,713)	(191,689)

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

8.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares International Select Dividend ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Finland based upon recent favorable determinations issued by the Finnish Tax Authority. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon the member state’s statute of limitation on taxes. The Fund continues to evaluate developments in Finland for potential impacts to the receivables and payables recorded. Such foreign withholding tax claims are disclosed in the statement of assets and liabilities and statement of operations. Professional fees associated with the filing of these claims that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

9.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell

68	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Core Dividend Growth ETF, iShares Core High Dividend ETF,

iShares International Select Dividend ETF, iShares Select Dividend ETF and

iShares U.S. Dividend and Buyback ETF

Opinions	on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares International Select Dividend ETF, iShares Select Dividend ETF and iShares U.S. Dividend and Buyback ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of April 30, 2018, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares International Select Dividend ETF and iShares Select Dividend ETF: statements of operations for the year ended April 30, 2018 and statements of changes in net assets for each of the two years in the period ended April 30, 2018.
iShares U.S. Dividend and Buyback ETF: statements of operations and changes in net assets for the period November 7, 2017 (commencement of operations) through April 30, 2018.

Basis	for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

70	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2018:

iShares ETF	Qualified Dividend Income
Core Dividend Growth	$56,585,799
Core High Dividend	228,132,092
International Select Dividend	224,122,475
Select Dividend	617,369,779
U.S. Dividend and Buyback	49,957

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended April 30, 2018 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Core Dividend Growth	97.08%
Core High Dividend	99.99
Select Dividend	100.00
U.S. Dividend and Buyback	88.73

For the fiscal year ended April 30, 2018, the iShares International Select Dividend ETF earned foreign source income of $243,075,316 and paid foreign taxes of $17,490,065 which it intends to pass through to its shareholders.

TAX INFORMATION	71

Board Review and Approval of Investment Advisory Contract

iSHARES® TRUST

iShares U.S. Dividend and Buyback ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on September 14-15, 2017, the Board, including the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the proposed investment advisory fee rate of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day

72	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	73

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® TRUST

Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

74	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core Dividend Growth	$0.735209	$—	$0.001534	$0.736743	100%	—%	0%[a]	100%
Core High Dividend	3.024725	—	—	3.024725	100	—	—	100
International Select Dividend	1.367448	—	0.138901	1.506349	91	—	9	100
Select Dividend	3.035463	—	—	3.035463	100	—	—	100
U.S. Dividend and Buyback	0.213893	—	0.018965	0.232858	92	—	8	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

SUPPLEMENTAL INFORMATION	75

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core Dividend Growth ETF

Period Covered: June 10, 2014 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	721	75.18%
At NAV	93	9.70
Less than 0.0% and Greater than –0.5%	144	15.02
Less than –0.5%	1	0.10

	959	100.00%

iShares Core High Dividend ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	605	45.83%
At NAV	272	20.61
Less than 0.0% and Greater than –0.5%	443	33.56

	1,320	100.00%

76	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares International Select Dividend ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	6	0.45
Greater than 1.0% and Less than 1.5%	26	1.97
Greater than 0.5% and Less than 1.0%	159	12.05
Greater than 0.0% and Less than 0.5%	729	55.22
At NAV	12	0.91
Less than 0.0% and Greater than –0.5%	300	22.73
Less than –0.5% and Greater than –1.0%	63	4.77
Less than –1.0% and Greater than –1.5%	16	1.21
Less than –1.5% and Greater than –2.0%	5	0.38
Less than –2.0% and Greater than –2.5%	2	0.15

	1,320	100.00%

iShares Select Dividend ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	514	38.94%
At NAV	346	26.21
Less than 0.0% and Greater than –0.5%	460	34.85

	1,320	100.00%

iShares U.S. Dividend and Buyback ETF

Period Covered: November 7, 2017 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	2.04%
Greater than 1.5% and Less than 2.0%	1	1.02
Greater than 1.0% and Less than 1.5%	3	3.06
Greater than 0.5% and Less than 1.0%	5	5.10
Greater than 0.0% and Less than 0.5%	25	25.51
At NAV	2	2.04
Less than 0.0% and Greater than –0.5%	54	55.11
Less than –0.5% and Greater than –1.0%	4	4.08
Less than –1.0%	2	2.04

	98	100.00%

SUPPLEMENTAL INFORMATION	77

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares Select Dividend ETF (the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

BFA is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee.

78	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2017 was USD 1.69 million. This figure is comprised of fixed remuneration of USD 672.93 thousand and variable remuneration of USD 1.02 million. There were a total of 417 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the Fund, in respect of BFA’s financial year ending December 31, 2017, to its senior management was USD 236.19 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 44 thousand.

SUPPLEMENTAL INFORMATION	79

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 357 funds (as of April 30, 2018) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as members of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (61)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (47)	Trustee (since 2013).

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

80	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	81

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

82	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

TRUSTEE AND OFFICER INFORMATION	83

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

84	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	85

Notes:

86	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices, LLC or Morningstar, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-0406-0418

APRIL 30, 2018

2018 ANNUAL REPORT

iShares Trust

➢	iShares Morningstar Large-Cap ETF | JKD | NYSE Arca
➢	iShares Morningstar Large-Cap Growth ETF | JKE | NYSE Arca
➢	iShares Morningstar Large-Cap Value ETF | JKF | NYSE Arca
➢	iShares Morningstar Mid-Cap ETF | JKG | NYSE Arca
➢	iShares Morningstar Mid-Cap Growth ETF | JKH | NYSE Arca
➢	iShares Morningstar Mid-Cap Value ETF | JKI | NASDAQ
➢	iShares Morningstar Small-Cap ETF | JKJ | NYSE Arca
➢	iShares Morningstar Small-Cap Growth ETF | JKK | NYSE Arca
➢	iShares Morningstar Small-Cap Value ETF | JKL | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. EQUITY MARKET OVERVIEW

U.S. stocks advanced for the 12 months ended April 30, 2018 (“reporting period”). The Russell 3000® Index, a broad measure of U.S. equity market performance, returned 13.05% for the reporting period.

An improving U.S. economy was one contributing factor to the positive performance of U.S. stocks during the reporting period. The final nine months of 2017 featured the strongest three consecutive quarters of U.S. economic growth in more than 12 years. Key economic drivers included a meaningful increase in manufacturing activity and the lowest unemployment rate since December 2000. The healthy job market contributed to a recovery in wages.

Another beneficial factor for the U.S. equity market during the reporting period was U.S. income tax reform legislation. Passed in December 2017, the tax reform legislation included a steep reduction in corporate tax rates, which translated directly into higher corporate profits, and a modest decrease in individual tax rates. In addition, tax reform incentivized companies to repatriate cash held outside of the U.S., raising expectations for capital spending, acquisitions, dividends, and stock repurchases by U.S. companies. However, the tax changes also led to concerns about reduced government tax revenues and higher federal budget deficits.

The stronger economy and tax code changes contributed to record corporate profit growth across virtually all sectors of the U.S. stock market. Deregulation in selected segments of the economy and a recovery in commodities prices also benefited corporate earnings. In addition, there was a significant international element to increases in corporate profits, as the sectors that posted the largest gains in profitability (energy, materials, and information technology) were also those with the largest exposure to improving global economic activity.

After rising steadily for much of the reporting period, reaching record highs in January 2018, stocks declined during the last three months as market volatility increased markedly, largely related to expectations of higher interest rates and inflation. Increases in interest rates lead to higher borrowing costs for companies, consumers, and the U.S. government, which can have a negative impact on economic growth, corporate profits, and stock prices. Higher inflation prompted the U.S. Federal Reserve Bank (“Fed”) to increase the short-term interest rate target to its highest level in a decade, leading to a four-year high for U.S. Treasury bond yields. The Fed also began to reduce its balance sheet in October 2017. The interest rate increases and balance sheet reduction were part of the Fed’s plan to gradually reverse the unprecedented economic stimulus measures, implemented in response to the 2008 credit crisis, and re-establish more normal monetary policy conditions.

Geopolitical issues also weighed on the U.S. equity market late in the reporting period. In addition to ongoing geopolitical turmoil in North Korea and the Middle East, the U.S. government announced plans to implement tariffs on steel, aluminum, and some Chinese products, leading to fears of a broader trade war and corresponding economic disruption.

For the reporting period, large-capitalization stocks outperformed mid- and small-capitalization equities, while growth-oriented stocks outperformed value-oriented equities across all market capitalizations. Consequently, large-capitalization growth stocks were the best-performing segment of the market, largely due to the significant outperformance of information technology companies, which benefited from strengthening international demand and an ongoing shift toward e-commerce, digital advertising, cloud computing, mobile devices, and streaming services. In contrast, the underperforming value-oriented stocks tended to be those with less international business and little or no exposure to these technological trends.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE-CAP ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.66%	8.67%	9.00%	8.66%	8.67%	9.00%
5 Years	12.24%	12.25%	12.48%	78.14%	78.20%	80.03%
10 Years	9.48%	9.48%	9.71%	147.43%	147.39%	152.50%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$997.70	$0.99	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

6	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE-CAP ETF

The iShares Morningstar Large-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities, as represented by the Morningstar® Large Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 8.66%, net of fees, while the total return for the Index was 9.00%.

Strong sales of software, cloud-based services, and hardware boosted the performance of the information technology sector, the largest contributor to the Index’s return for the reporting period. Positive economic conditions and relatively low inflation helped information technology companies meet rising customer demand without significant strain on input prices or labor costs. Technology hardware, storage and peripherals companies drove sector performance despite slowing demand for optical networking products, as new, highly profitable smartphone models allayed investors’ near-term concerns about the broader slowdown in smartphone sales.

The healthcare sector was another main contributor to the Index’s return, as improved economic conditions and shifting demographic trends related to the aging baby-boomer generation increased demand and spending for healthcare goods and services. Within the sector, biotechnology companies benefited from innovation and faster regulatory approval of new drugs despite political uncertainty surrounding drug prices. The healthcare equipment and services industry also helped sector performance, advancing after a two-year delay of a medical device excise tax that was included in a congressional spending bill in January 2018.

The financials sector bolstered the Index’s return, benefiting from a steadily improving economic environment and from anticipated benefits of tax cuts. Banks gained on the potential repeal of certain financial regulations as well as rising interest rates and relatively low deposit rates, which created a more profitable lending environment for many banks.

The industrials sector also supported the Index’s performance amid large increases in industrial production and manufacturing. Transportation stocks were the sector’s principal performance drivers, bolstered by rising demand for freight services.

In contrast, the consumer staples sector detracted moderately from the Index’s performance. Pressure from low-cost competitors forced prices for many consumer goods lower, which weighed on the profitability of companies in the food, beverage, and tobacco industries.

ALLOCATION BY SECTOR As of 4/30/18

Sector	Percentage of Total Investments*

Industrials	19.94%
Health Care	16.90
Information Technology	16.21
Financials	14.67
Consumer Discretionary	10.79
Consumer Staples	7.37
Energy	6.45
Utilities	2.71
Real Estate	2.54
Materials	2.42

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/18

Security	Percentage of Total Investments*

Apple Inc.	11.09%
Johnson & Johnson	4.64
Bank of America Corp.	3.94
Chevron Corp.	3.37
Boeing Co. (The)	2.63
AbbVie Inc.	2.20
Walt Disney Co. (The)	2.20
Comcast Corp. Class A	2.11
PepsiCo Inc.	2.09
Oracle Corp.	2.01

TOTAL	36.28%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.26%	22.27%	23.42%	22.26%	22.27%	23.42%
5 Years	15.81%	15.82%	16.27%	108.36%	108.40%	112.46%
10 Years	10.46%	10.46%	10.82%	170.54%	170.53%	179.27%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,093.50	$1.30	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

8	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

The iShares Morningstar Large-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Large Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 22.26%, net of fees, while the total return for the Index was 23.42%.

Strong sales of software, cloud-based services, and hardware boosted the performance of the information technology sector, the largest contributor to the Index’s return for the reporting period. Positive economic conditions and relatively low inflation helped information technology companies meet rising customer demand without significant strain on input prices or labor costs, leading to strong earnings for the sector. Software, IT services, and internet software and services companies drove sector performance, as businesses continued to move toward cloud computing solutions. Semiconductor and semiconductor equipment companies also contributed to the sector’s return, supported by chip-based solutions for data centers and rising demand for connected devices.

The consumer discretionary sector was another main contributor to the Index’s return. The sector’s advance was supported by strong consumer spending, as steady job growth drove the unemployment rate down to 3.9%, a 17-year low. Optimism about employment, wage increases, and tax cuts translated to the highest level of consumer confidence in 17 years. Despite competition from online merchants, the retail industry performed well, as strong holiday sales and cost-cutting measures boosted earnings.

The financials and healthcare sectors also bolstered the Index’s return. The financials sector’s gains were helped by anticipated benefits of corporate tax cuts, including investors’ expectations that corporate tax savings would stimulate economic merger and underwriting activity. Capital markets companies were key contributors to the sector’s return, as growth in assets under management and the anticipated development of new products and services offset the ongoing pressure on management fees. The healthcare sector’s advance was supported by shifting demographic trends related to the aging baby-boomer generation, which increased demand and spending for healthcare goods and services. Conversely, the industrials sector detracted marginally from the Index’s performance as several large-capitalization growth companies performed poorly despite a generally positive environment for the sector.

ALLOCATION BY SECTOR As of 4/30/18

Sector	Percentage of Total Investments*

Information Technology	38.85%
Consumer Discretionary	20.14
Health Care	16.98
Financials	6.06
Real Estate	5.66
Industrials	3.60
Energy	3.17
Materials	2.56
Consumer Staples	2.35
Telecommunication Services	0.63

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/18

Security	Percentage of Total Investments*

Microsoft Corp.	6.44%
Amazon.com Inc.	5.70
Facebook Inc. Class A	3.89
Alphabet Inc. Class C NVS	2.78
Alphabet Inc. Class A	2.73
UnitedHealth Group Inc.	2.43
Visa Inc. Class A	2.42
Home Depot Inc. (The)	2.31
Mastercard Inc. Class A	1.87
Netflix Inc.	1.62

TOTAL	32.19%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.07%	9.04%	9.37%	9.07%	9.04%	9.37%
5 Years	9.92%	9.93%	10.18%	60.43%	60.56%	62.41%
10 Years	5.85%	5.85%	6.10%	76.55%	76.54%	80.76%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,012.10	$1.25	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

10	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

The iShares Morningstar Large-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Large Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 9.07%, net of fees, while the total return for the Index was 9.37%.

The financials sector was the largest contributor to the Index’s return for the reporting period, benefiting from a steadily improving economic environment and anticipated benefits of tax cuts, including investors’ expectations that corporate tax savings would stimulate economic merger and underwriting activity. Banks, the sector’s main performance drivers, advanced on the potential repeal of certain financial regulations, as well as on rising interest rates and relatively low deposit rates, which created a more profitable lending environment for many banks. Diversified financial services companies were also solid contributors to the Index’s return, as growth in assets under management and the anticipated development of new products and services offset the ongoing pressure on management fees.

Strong sales of software, cloud-based services, and hardware boosted the performance of the information technology sector, another significant contributor to the Index’s return. Positive economic conditions and relatively low inflation helped information technology companies meet rising customer demand without significant strain on input prices or labor costs, leading to strong earnings for the sector. Semiconductor and semiconductor equipment companies were the sector’s main performance drivers, supported by chip-based solutions for data centers and rising demand for connected devices.

Buoyed by the highest oil prices in nearly four years, the energy sector also helped the Index’s return. Oil, gas, and consumable fuels stocks drove the sector’s gains, with investors generally anticipating that the industry would see continued growth as oil prices recover.

On the downside, the consumer staples sector detracted modestly from the Index’s performance. The tobacco industry weighed on sector performance as government regulation and consumers’ adoption of healthier lifestyles led to disappointing sales of cigarettes and alternative tobacco products. Pressure from low-cost competitors forced prices for many consumer goods lower, which weighed on the profitability of household products manufacturers.

ALLOCATION BY SECTOR As of 4/30/18

Sector	Percentage of Total Investments*
Financials	26.78%
Consumer Staples	13.11
Information Technology	12.90
Health Care	12.37
Energy	9.67
Industrials	6.73
Telecommunication Services	6.64
Utilities	5.13
Materials	3.31
Consumer Discretionary	2.99
Real Estate	0.37

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/18

Security	Percentage of Total Investments*
JPMorgan Chase & Co.	6.07%
Berkshire Hathaway Inc. Class B	6.06
Exxon Mobil Corp.	5.36
Intel Corp.	3.93
Wells Fargo & Co.	3.71
Pfizer Inc.	3.54
Cisco Systems Inc.	3.47
Verizon Communications Inc.	3.31
AT&T Inc.	3.26
Procter & Gamble Co. (The)	2.97

TOTAL	41.68%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID-CAP ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.73%	8.75%	9.01%	8.73%	8.75%	9.01%
5 Years	11.68%	11.68%	11.93%	73.70%	73.72%	75.69%
10 Years	9.89%	9.89%	10.13%	156.82%	156.81%	162.55%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,020.70	$1.25	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

12	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

The iShares Morningstar Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities, as represented by the Morningstar® Mid Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 8.73%, net of fees, while the total return for the Index was 9.01%.

The financials sector was the largest contributor to the Index’s return for the reporting period, gaining on a steadily improving economic environment and anticipated benefits of tax cuts, including investors’ expectations that corporate tax savings would stimulate economic merger and underwriting activity. Within the sector, banks advanced on the potential repeal of certain financial regulations, as well as rising interest rates and relatively low deposit rates, which created a more profitable lending environment. The capital markets and diversified financial services industries bolstered the sector’s return as growth in assets under management and the anticipated development of new products and services offset the ongoing pressure on management fees.

The industrials sector was another key contributor to the Index’s performance amid large increases in industrial production and manufacturing. Capital goods industries drove the sector’s performance, advancing on improved economic conditions, innovations in manufacturing technology, and rebuilding activity after several destructive hurricanes.

Strong sales of software, cloud-based services, and hardware boosted the information technology sector. Positive economic conditions and relatively low inflation helped information technology companies meet rising customer demand without significant strain on input prices or labor costs, leading to strong earnings for the sector. Semiconductor and semiconductor equipment companies helped performance, driven by chip-based solutions for data centers and rising demand for connected devices.

The consumer discretionary sector was another contributor to the Index’s return. The sector’s advance was supported by strong consumer spending, as steady job growth drove the unemployment rate down to 3.9%, a 17-year low. Optimism about employment, wage increases, and tax cuts translated to the highest level of consumer confidence in 17 years. On the downside, the real estate sector detracted slightly from the Index’s performance, as investors became concerned that rising interest rates would increase borrowing costs.

ALLOCATION BY SECTOR As of 4/30/18

Sector	Percentage of Total Investments*
Financials	17.72%
Industrials	15.97
Consumer Discretionary	15.84
Real Estate	11.88
Information Technology	10.79
Health Care	9.53
Consumer Staples	7.85
Materials	5.35
Utilities	2.94
Energy	2.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/18

Security	Percentage of Total Investments*
T Rowe Price Group Inc.	1.58%
Dollar General Corp.	1.42
ONEOK Inc.	1.41
Rockwell Collins Inc.	1.24
Dr Pepper Snapple Group Inc.	1.23
O’Reilly Automotive Inc.	1.22
Agilent Technologies Inc.	1.21
Ameriprise Financial Inc.	1.17
WEC Energy Group Inc.	1.15
Citizens Financial Group Inc.	1.15

TOTAL	12.78%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.46%	17.46%	17.76%	17.46%	17.46%	17.76%
5 Years	12.19%	12.21%	12.44%	77.76%	77.87%	79.73%
10 Years	8.54%	8.54%	8.78%	126.90%	127.03%	132.08%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,064.60	$1.54	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

14	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

The iShares Morningstar Mid-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Mid Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 17.46%, net of fees, while the total return for the Index was 17.76%.

Strong sales of software, cloud-based services, and hardware boosted the information technology sector, the largest contributor to the Index’s return for the reporting period. Positive economic conditions and relatively low inflation helped information technology companies meet rising customer demand without significant strain on input prices or labor costs, leading to strong earnings for the sector. Software and IT and internet services companies drove sector performance, as businesses continued to move toward cloud computing solutions. Despite slowing demand for optical networking products, technology hardware and equipment stocks also helped the Index’s performance, as new, highly profitable smartphone models allayed investors’ near-term concerns about a broader slowdown in sales.

The industrials sector bolstered the Index’s return amid increased industrial production and manufacturing. Capital goods companies were the sector’s principal performance drivers, advancing on improved economic conditions, innovations in manufacturing technology, and rebuilding activity after several destructive hurricanes.

The healthcare sector also contributed to the Index’s return, as improved economic conditions and shifting demographic trends related to the aging baby-boomer generation increased demand and spending for healthcare goods and services. Healthcare equipment and services companies benefited from a two-year delay of an excise tax on medical devices included in a spending bill passed by Congress in January 2018.

The financials sector gained on the steadily improving economic environment and anticipated benefits of tax cuts, including investors’ expectations that corporate tax savings would stimulate economic merger and underwriting activity. The capital markets industry, a key sector performance driver, advanced as growth in assets under management and the anticipated development of new products and services offset the ongoing pressure on advisory fees. In contrast, the materials sector detracted slightly from the Index’s return, as oversupply negatively impacted producers of lithium.

ALLOCATION BY SECTOR As of 4/30/18

Sector	Percentage of Total Investments*

Information Technology	31.02%
Industrials	16.39
Health Care	14.84
Consumer Discretionary	12.71
Financials	7.19
Real Estate	7.11
Energy	6.30
Materials	3.63
Consumer Staples	0.46
Telecommunication Services	0.35

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/18

Security	Percentage of Total Investments*

Red Hat Inc.	1.51%
ServiceNow Inc.	1.51
Edwards Lifesciences Corp.	1.40
Worldpay Inc. Class A	1.27
Concho Resources Inc.	1.23
Dollar Tree Inc.	1.19
Northern Trust Corp.	1.19
Hilton Worldwide Holdings Inc.	1.17
Microchip Technology Inc.	1.03
Twitter Inc.	1.03

TOTAL	12.53%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.81%	8.77%	9.07%	8.81%	8.77%	9.07%
5 Years	12.74%	12.73%	13.06%	82.12%	82.06%	84.76%
10 Years	10.37%	10.37%	10.68%	168.30%	168.19%	175.83%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,049.10	$1.52	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

16	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

The iShares Morningstar Mid-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Mid Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 8.81%, net of fees, while the total return for the Index was 9.07%.

The financials sector was the largest contributor to the Index’s return for the reporting period, gaining on a steadily improving economic environment and anticipated benefits of tax cuts, including investors’ expectations that corporate tax savings would stimulate economic merger and underwriting activity. Banks benefited from the potential repeal of certain financial regulations, as well as rising interest rates and relatively low deposit rates, which created a more profitable lending environment.

The materials sector performed well, as higher commodities prices worked in favor of metals and mining stocks, with prices for gold, steel, copper, and aluminum all increasing during the reporting period. The chemicals industry benefited from increased activity among major consumers of chemical products, such as construction, electronics, energy, and auto manufacturers.

Strong sales of hardware and cloud-based services boosted the information technology sector, another significant contributor to the Index’s return. Positive economic conditions and relatively low inflation helped information technology companies meet rising customer demand without significant strain on input prices or labor costs, leading to strong earnings for the sector. Technology hardware and equipment companies supported the sector as new, highly profitable smartphone models allayed investors’ near-term concerns about the broader slowdown in smartphone sales.

The utilities and energy sectors contributed modestly to the Index’s return. Despite the prospect of higher borrowing costs due to rising interest rates, the utilities sector benefited from strength among electric utilities, which continue to shift from coal to lower-cost natural gas. Buoyed by the highest oil prices in nearly four years, the oil, gas, and consumable fuels industry drove the energy sector’s return. In contrast, the real estate sector detracted marginally from the Index’s return as investors became concerned that rising interest rates would increase borrowing costs.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*
Financials	19.05%
Consumer Discretionary	15.86
Utilities	11.91
Materials	9.86
Information Technology	9.26
Energy	9.19
Industrials	8.10
Consumer Staples	7.05
Health Care	4.55
Real Estate	4.18
Telecommunication Services	0.99

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/18

Security	Percentage of Total Investments*
Fifth Third Bancorp.	1.26%
Kroger Co. (The)	1.21
KeyCorp	1.15
Regions Financial Corp.	1.14
Newmont Mining Corp.	1.14
Tyson Foods Inc. Class A	1.14
Freeport-McMoRan Inc.	1.12
Cardinal Health Inc.	1.10
Mylan NV	1.09
Andeavor	1.07

TOTAL	11.42%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL-CAP ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.09%	7.09%	7.28%	7.09%	7.09%	7.28%
5 Years	11.06%	11.06%	11.18%	68.98%	68.95%	69.88%
10 Years	9.43%	9.44%	9.56%	146.18%	146.39%	149.25%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,028.50	$1.26	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

18	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

The iShares Morningstar Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities, as represented by the Morningstar® Small Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 7.09%, net of fees, while the total return for the Index was 7.28%.

The healthcare sector was the largest contributor to the Index’s return for the reporting period, as improved economic conditions and shifting demographic trends related to the aging baby-boomer generation increased demand and spending for healthcare goods and services. Despite political uncertainty surrounding drug prices, the biotechnology industry benefited from innovation in treatments and faster regulatory approval by the U.S. Food and Drug Administration. Healthcare equipment and services companies also bolstered the sector’s performance, benefiting from a two-year delay of the medical device excise tax that was included in a congressional spending bill passed in January 2018.

The financials sector was a key contributor to the Index’s return, gaining on steady economic improvement and anticipated benefits of tax cuts, including investors’ expectations that corporate tax savings would stimulate economic merger and underwriting activity. Banks drove the sector’s return, advancing on the potential repeal of certain financial regulations, as well as rising interest rates and relatively low deposit rates, which created a more profitable lending environment for many banks. The capital markets and consumer finance industries were also solid contributors to the sector’s performance, as growth in assets under management and the anticipated development of new products and services offset the ongoing pressure on management fees.

The industrials sector helped the Index’s performance amid large increases in industrial production and manufacturing. Capital goods companies were the sector’s principal performance drivers, advancing on improved economic conditions, innovations in manufacturing technology, and rebuilding activity after several destructive hurricanes. Conversely, the energy sector was a modest detractor from the Index’s return, as demand for oil rigs and other equipment produced by oil services companies remained low despite rising oil prices.

ALLOCATION BY SECTOR As of 4/30/18

Sector	Percentage of Total Investments*

Financials	22.15%
Industrials	17.31
Real Estate	12.53
Consumer Discretionary	11.41
Health Care	9.46
Information Technology	9.25
Materials	6.74
Consumer Staples	3.95
Utilities	3.65
Energy	3.16
Telecommunication Services	0.39

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/18

Security	Percentage of Total Investments*

Avexis Inc.	1.12%
First Horizon National Corp.	0.99
LPL Financial Holdings Inc.	0.90
Wintrust Financial Corp.	0.83
Rayonier Inc.	0.80
Kirby Corp.	0.76
WGL Holdings Inc.	0.73
MEDNAX Inc.	0.71
ITT Inc.	0.71
Primerica Inc.	0.70

TOTAL	8.25%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.75%	19.15%	18.96%	18.75%	19.15%	18.96%
5 Years	12.84%	12.91%	12.90%	82.90%	83.51%	83.46%
10 Years	10.31%	10.35%	10.42%	166.78%	167.74%	169.49%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,049.50	$1.52	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

20	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

The iShares Morningstar Small-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Small Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 18.75%, net of fees, while the total return for the Index was 18.96%.

Strong sales of software, cloud-based services, and hardware boosted the information technology sector, the largest contributor to the Index’s return for the reporting period. Positive economic conditions and relatively low inflation helped information technology companies meet rising customer demand without significant strain on input prices or labor costs, leading to strong earnings for the sector. The software and internet software and services industries drove sector performance, as businesses continued to move toward cloud computing solutions. Despite slowing demand for optical networking products, technology hardware and equipment companies also contributed, as new, highly profitable smartphone models allayed investors’ near-term concerns about the broader slowdown in smartphone sales.

The healthcare sector was a strong driver of the Index’s return, as shifting demographic trends related to the aging baby-boomer generation increased demand and spending for healthcare goods and services. Biotechnology companies were bolstered by innovation in treatments and faster regulatory approval of new drugs, while healthcare equipment and services companies benefited from a two-year delay of the medical excise tax included in a spending bill passed by Congress in January 2018.

The consumer discretionary sector advanced on strong consumer spending, as steady job growth drove the unemployment rate down to 3.9%, a 17-year low. Optimism about employment, wage increases, and tax cuts translated to the highest level of consumer confidence in 17 years.

The industrials and financials sectors also helped the Index’s return. Industrials stocks gained on increased industrial production and manufacturing, while financials companies rose on steady economic improvement and anticipated benefits of tax cuts, including investors’ expectations that corporate tax savings would stimulate economic merger and underwriting activity. In contrast, the real estate sector detracted marginally from the Index’s return, as investors became concerned that rising interest rates would increase borrowing costs.

ALLOCATION BY SECTOR As of 4/30/18

Sector	Percentage of Total Investments*

Information Technology	28.60%
Health Care	24.19
Consumer Discretionary	14.91
Industrials	11.54
Financials	7.94
Real Estate	5.85
Energy	2.75
Materials	1.85
Consumer Staples	1.13
Telecommunication Services	0.64
Utilities	0.60

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/18

Security	Percentage of Total Investments*

Nektar Therapeutics	2.20%
Sage Therapeutics Inc.	1.08
DexCom Inc.	1.04
Proofpoint Inc.	0.97
EPAM Systems Inc.	0.93
Interactive Brokers Group Inc. Class A	0.87
Fair Isaac Corp.	0.85
Grand Canyon Education Inc.	0.82
Insulet Corp.	0.82
Chemed Corp.	0.81

TOTAL	10.39%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.23%	2.29%	2.54%	2.23%	2.29%	2.54%
5 Years	9.39%	9.39%	9.61%	56.65%	56.64%	58.21%
10 Years	9.76%	9.77%	10.01%	153.74%	153.96%	159.51%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$994.20	$1.48	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

22	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

The iShares Morningstar Small-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Small Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 2.23%, net of fees, while the total return for the Index was 2.54%.

The financials sector was the largest contributor to the Index’s return for the reporting period, gaining on a steadily improving economic environment and anticipated benefits of corporate tax cuts, including investors’ expectations that corporate tax savings would stimulate economic merger and underwriting activity. Banks, the sector’s principal performance drivers, advanced on the potential repeal of certain financial regulations, as well as rising interest rates and relatively low deposit rates, which created a more profitable lending environment for many banks. The insurance industry posted strong performance due to economic strength and tax legislation that improved the industry’s competitive position despite facing relatively large claims due to natural disasters in the U.S. The capital markets industry rose, as growth in assets under management and the anticipated development of new products and services offset the ongoing pressure on management fees.

The consumer discretionary and materials sectors contributed modestly to the Index’s return. Consumer discretionary stocks rose amid economic growth as consumer spending increased, wages rose, and unemployment remained low, leading to the highest level of consumer confidence in 17 years. The materials sector performed well due to strength from the metals and mining industry. Higher commodities prices worked in favor of metals and mining stocks, with prices for gold, steel, copper, and aluminum all increasing during the reporting period.

In contrast, the real estate sector was the largest detractor from the Index’s performance, as investors became concerned that rising interest rates would increase borrowing costs. Real estate investment trusts often rely heavily on debt, making them sensitive to interest rate fluctuations.

The consumer staples sector also hindered the Index’s return. Pressure from low-cost competitors forced prices for many consumer goods lower, which weighed on the profitability of companies in the household and personal products industries.

ALLOCATION BY SECTOR As of 4/30/18

Sector	Percentage of Total Investments*

Financials	22.56%
Industrials	14.04
Consumer Discretionary	13.99
Energy	9.58
Real Estate	9.55
Information Technology	8.35
Materials	7.57
Utilities	6.33
Consumer Staples	4.92
Health Care	2.58
Telecommunication Services	0.53

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/18

Security	Percentage of Total Investments*

U.S. Steel Corp.	1.03%
Validus Holdings Ltd.	0.96
Transocean Ltd.	0.93
Foot Locker Inc.	0.90
Umpqua Holdings Corp.	0.90
Teradata Corp.	0.86
Hanover Insurance Group Inc. (The)	0.84
Patterson-UTI Energy Inc.	0.82
Popular Inc.	0.82
Associated Banc-Corp.	0.78

TOTAL	8.84%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2017 and held through April 30, 2018, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR LARGE-CAP ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.87%

AEROSPACE & DEFENSE — 8.22%
Boeing Co. (The)	74,453	$24,834,542
General Dynamics Corp.	44,414	8,940,982
Lockheed Martin Corp.	37,554	12,048,825
Northrop Grumman Corp.	28,290	9,110,512
Raytheon Co.	46,677	9,565,984
United Technologies Corp.	109,143	13,113,532

		77,614,377
AIR FREIGHT & LOGISTICS — 1.05%
FedEx Corp.	40,047	9,899,618

		9,899,618
AIRLINES — 0.60%
Southwest Airlines Co.	107,296	5,668,448

		5,668,448
AUTO COMPONENTS — 0.53%
Aptiv PLC	59,167	5,004,345

		5,004,345
BANKS — 6.92%
Bank of America Corp.	1,242,750	37,183,080
M&T Bank Corp.	30,852	5,623,394
PNC Financial Services Group Inc. (The)[a]	72,715	10,588,031
U.S. Bancorp.	236,075	11,909,984

		65,304,489
BEVERAGES — 2.09%
PepsiCo Inc.	195,435	19,727,209

		19,727,209
BIOTECHNOLOGY — 3.20%
AbbVie Inc.	215,178	20,775,436
Biogen Inc.[b]	34,430	9,420,048

		30,195,484
CAPITAL MARKETS — 1.67%
Bank of New York Mellon Corp. (The)	166,276	9,063,704
State Street Corp.	67,301	6,715,294

		15,778,998
CHEMICALS — 2.10%
Air Products & Chemicals Inc.	41,119	6,673,202
PPG Industries Inc.	52,009	5,506,713
Praxair Inc.	50,432	7,691,889

		19,871,804

Security	Shares	Value
COMMERCIAL SERVICES & SUPPLIES — 0.66%
Waste Management Inc.	76,944	$6,254,778

		6,254,778
CONSUMER FINANCE — 1.18%
American Express Co.	112,792	11,138,210

		11,138,210
ELECTRIC UTILITIES — 1.27%
NextEra Energy Inc.	73,319	12,017,717

		12,017,717
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.18%
Corning Inc.	188,449	5,091,892
TE Connectivity Ltd.	66,160	6,070,180

		11,162,072
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.54%
Simon Property Group Inc.	53,260	8,326,668
Ventas Inc.	92,917	4,777,792
Welltower Inc.	91,065	4,866,514
Weyerhaeuser Co.	162,861	5,990,028

		23,961,002
FOOD & STAPLES RETAILING — 2.05%
Costco Wholesale Corp.	66,650	13,140,714
Sysco Corp.	98,808	6,179,452

		19,320,166
FOOD PRODUCTS — 0.65%
Kraft Heinz Co. (The)	109,536	6,175,640

		6,175,640
HEALTH CARE EQUIPMENT & SUPPLIES — 4.80%
Abbott Laboratories	251,145	14,599,059
Danaher Corp.	98,662	9,897,772
Medtronic PLC	195,013	15,626,392
Zimmer Biomet Holdings Inc.	45,197	5,205,338

		45,328,561
HEALTH CARE PROVIDERS & SERVICES — 2.06%
Aetna Inc.	53,789	9,630,920
Anthem Inc.	41,790	9,862,022

		19,492,942
HOTELS, RESTAURANTS & LEISURE — 3.63%
Carnival Corp.	86,076	5,427,953
Las Vegas Sands Corp.	76,608	5,617,665
McDonald’s Corp.	112,949	18,912,180
Royal Caribbean Cruises Ltd.	40,348	4,365,250

		34,323,048

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP ETF

April 30, 2018

Security	Shares	Value
HOUSEHOLD PRODUCTS — 0.98%
Colgate-Palmolive Co.	141,405	$9,223,848

		9,223,848
INDUSTRIAL CONGLOMERATES — 5.18%
3M Co.	82,877	16,110,460
General Electric Co.	1,224,442	17,227,899
Honeywell International Inc.	107,744	15,588,402

		48,926,761
INSURANCE — 4.88%
Allstate Corp. (The)	68,916	6,741,363
American International Group Inc.	153,259	8,582,504
Aon PLC	46,688	6,651,640
Chubb Ltd.	73,745	10,004,984
Marsh & McLennan Companies Inc.	90,642	7,387,323
Progressive Corp. (The)	111,877	6,745,064

		46,112,878
INTERNET SOFTWARE & SERVICES — 0.69%
eBay Inc.[b]	171,106	6,481,495

		6,481,495
IT SERVICES — 0.63%
DXC Technology Co.	57,906	5,967,792

		5,967,792
MACHINERY — 1.81%
Illinois Tool Works Inc.	51,980	7,382,200
Parker-Hannifin Corp.	29,456	4,849,047
Stanley Black & Decker Inc.	34,131	4,832,608

		17,063,855
MEDIA — 5.98%
CBS Corp. Class B NVS	89,209	4,389,083
Comcast Corp. Class A	631,964	19,837,350
Time Warner Inc.	121,032	11,473,834
Walt Disney Co. (The)	207,016	20,769,915

		56,470,182
METALS & MINING — 0.31%
Southern Copper Corp.	55,460	2,928,843

		2,928,843
MULTI-UTILITIES — 1.44%
Dominion Energy Inc.	113,322	7,542,712
Sempra Energy	53,751	6,009,362

		13,552,074
OIL, GAS & CONSUMABLE FUELS — 6.44%
Chevron Corp.	254,122	31,793,203
EOG Resources Inc.	94,581	11,176,637

Security	Shares	Value
Kinder Morgan Inc./DE	382,422	$6,049,916
Marathon Petroleum Corp.	92,983	6,965,357
Williams Companies Inc. (The)	189,048	4,864,205

		60,849,318
PHARMACEUTICALS — 6.82%
Allergan PLC	55,976	8,600,713
Eli Lilly & Co.	148,603	12,047,245
Johnson & Johnson	345,798	43,739,989

		64,387,947
ROAD & RAIL — 2.40%
Norfolk Southern Corp.	51,608	7,404,199
Union Pacific Corp.	114,006	15,234,622

		22,638,821
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.60%
Lam Research Corp.	30,844	5,707,991

		5,707,991
SOFTWARE — 2.01%
Oracle Corp.	415,272	18,965,472

		18,965,472
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 11.07%
Apple Inc.	632,846	104,584,130

		104,584,130
TEXTILES, APPAREL & LUXURY GOODS — 0.63%
VF Corp.	73,673	5,957,935

		5,957,935
TOBACCO — 1.60%
Altria Group Inc.	269,440	15,118,278

		15,118,278

TOTAL COMMON STOCKS
(Cost: $824,302,513)		943,176,528

SHORT-TERM INVESTMENTS — 0.06%

MONEY MARKET FUNDS — 0.06%
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[a,c]	506,865	506,865

		506,865

TOTAL SHORT-TERM INVESTMENTS
(Cost: $506,865)		506,865

26	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP ETF

April 30, 2018

Value
TOTAL INVESTMENTS IN SECURITIES — 99.93%
(Cost: $824,809,378)	$943,683,393
Other Assets, Less Liabilities — 0.07%	698,267

NET ASSETS — 100.00%	$944,381,660

NVS — Non-Voting Shares

[a]	Affiliate of the Fund.
[b]	Non-income producing security.
[c]	Annualized 7-day yield as of period end.

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	387,409	—		(387,409)[b]	—	$—	$1,281	[c]	$78	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	504,487	2,378	[b]	—	506,865	506,865	13,554		—	—
PNC Financial Services Group Inc. (The)	—	77,852		(5,137)	72,715	10,588,031	109,184		10,133	29,076

						$11,094,896	$124,019		$10,211	$29,076

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$943,176,528	$—	$—	$943,176,528
Money market funds	506,865	—	—	506,865

Total	$943,683,393	$—	$—	$943,683,393

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.86%

AUTOMOBILES — 0.79%
Tesla Inc.[a,b]	25,094	$7,375,128

		7,375,127
BEVERAGES — 1.54%
Constellation Brands Inc. Class A	34,247	7,984,003
Monster Beverage Corp.[a]	115,259	6,339,245

		14,323,248
BIOTECHNOLOGY — 3.59%
Alexion Pharmaceuticals Inc.[a]	55,634	6,544,227
Celgene Corp.[a]	110,429	9,618,366
Incyte Corp.[a]	64,915	4,020,835
Regeneron Pharmaceuticals Inc.[a]	20,126	6,111,864
Vertex Pharmaceuticals Inc.[a]	47,065	7,208,475

		33,503,767
CAPITAL MARKETS — 6.06%
BlackRock Inc.[c]	17,935	9,353,103
Charles Schwab Corp. (The)	176,461	9,825,348
CME Group Inc.	54,525	8,597,502
Intercontinental Exchange Inc.	108,880	7,889,445
Moody’s Corp.	41,297	6,698,373
S&P Global Inc.	44,436	8,380,630
TD Ameritrade Holding Corp.	98,361	5,713,790

		56,458,191
CHEMICALS — 2.56%
Ecolab Inc.	55,947	8,099,447
Monsanto Co.	73,237	9,181,723
Sherwin-Williams Co. (The)	17,878	6,573,025

		23,854,195
ELECTRICAL EQUIPMENT — 0.63%
Rockwell Automation Inc.	35,453	5,833,082

		5,833,082
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.68%
Amphenol Corp. Class A	75,939	6,356,854

		6,356,854
ENERGY EQUIPMENT & SERVICES — 2.27%
Halliburton Co.	170,378	9,028,330
Schlumberger Ltd.	177,285	12,154,660

		21,182,990
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.65%
American Tower Corp.	67,746	9,237,845

Security	Shares	Value
AvalonBay Communities Inc.	40,643	$6,624,809
Crown Castle International Corp.	75,619	7,627,688
Digital Realty Trust Inc.	62,788	6,636,064
Equinix Inc.	18,365	7,727,808
Prologis Inc.	117,147	7,604,012
Public Storage	35,775	7,218,679

		52,676,905
HEALTH CARE EQUIPMENT & SUPPLIES — 4.61%
Baxter International Inc.	108,627	7,549,576
Becton Dickinson and Co.	41,970	9,731,584
Boston Scientific Corp.[a]	275,752	7,919,597
Intuitive Surgical Inc.[a]	19,661	8,666,176
Stryker Corp.	53,968	9,143,259

		43,010,192
HEALTH CARE PROVIDERS & SERVICES — 4.19%
Cigna Corp.	46,673	8,019,355
Humana Inc.	28,398	8,354,124
UnitedHealth Group Inc.	95,813	22,650,193

		39,023,672
HEALTH CARE TECHNOLOGY — 0.62%
Cerner Corp.[a]	98,942	5,763,372

		5,763,372
HOTELS, RESTAURANTS & LEISURE — 2.80%
Marriott International Inc./MD Class A	56,970	7,786,659
Starbucks Corp.	191,368	11,017,056
Yum! Brands Inc.	84,019	7,318,055

		26,121,770
INDUSTRIAL CONGLOMERATES — 0.71%
Roper Technologies Inc.	24,917	6,582,822

		6,582,822
INTERNET & DIRECT MARKETING RETAIL — 8.71%
Amazon.com Inc.[a]	33,899	53,090,241
Booking Holdings Inc.[a]	5,999	13,065,822
Netflix Inc.[a]	48,139	15,041,512

		81,197,575
INTERNET SOFTWARE & SERVICES — 9.39%
Alphabet Inc. Class Aa	24,969	25,432,924
Alphabet Inc. Class C NVS[a]	25,461	25,902,239
Facebook Inc. Class Aa	210,358	36,181,576

		87,516,739
IT SERVICES — 10.69%
Accenture PLC Class A	77,607	11,734,179
Automatic Data Processing Inc.	74,965	8,851,867

28	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

April 30, 2018

Security	Shares	Value
Cognizant Technology Solutions Corp. Class A	102,554	$8,390,968
Fidelity National Information Services Inc.	73,602	6,989,982
Fiserv Inc.[a,b]	97,212	6,888,442
Mastercard Inc. Class A	97,751	17,426,071
Paychex Inc.	97,439	5,901,880
PayPal Holdings Inc.[a]	147,163	10,979,832
Visa Inc. Class A	177,356	22,502,929

		99,666,150
LIFE SCIENCES TOOLS & SERVICES — 1.99%
Illumina Inc.[a]	30,701	7,396,792
Thermo Fisher Scientific Inc.[b]	53,250	11,201,137

		18,597,929
MACHINERY — 1.29%
Fortive Corp.	83,938	5,901,681
Ingersoll-Rand PLC	73,291	6,148,382

		12,050,063
MEDIA — 1.40%
Charter Communications Inc. Class Aa	28,305	7,678,864
Sirius XM Holdings Inc.[b]	850,871	5,386,013

		13,064,877
OIL, GAS & CONSUMABLE FUELS — 0.89%
Pioneer Natural Resources Co.	41,361	8,336,310

		8,336,310
PERSONAL PRODUCTS — 0.81%
Estee Lauder Companies Inc. (The) Class A	50,704	7,508,755

		7,508,755
PHARMACEUTICALS — 1.95%
Bristol-Myers Squibb Co.	197,394	10,290,149
Zoetis Inc.	94,898	7,922,085

		18,212,234
ROAD & RAIL — 0.97%
CSX Corp.	151,979	9,026,033

		9,026,033
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.75%
Analog Devices Inc.	79,644	6,956,904
Applied Materials Inc.	159,758	7,935,180
Broadcom Inc.	50,779	11,649,718
NVIDIA Corp.	66,487	14,952,926

Security	Shares	Value
Texas Instruments Inc.	119,409	$12,111,655

		53,606,383
SOFTWARE — 12.28%
Activision Blizzard Inc.	120,512	7,995,971
Adobe Systems Inc.[a]	59,883	13,270,073
Autodesk Inc.[a]	51,748	6,515,073
Electronic Arts Inc.[a]	61,381	7,241,730
Intuit Inc.	46,126	8,523,624
Microsoft Corp.	640,945	59,941,176
salesforce.com Inc.[a]	91,021	11,012,631

		114,500,278
SPECIALTY RETAIL — 5.14%
Home Depot Inc. (The)	116,290	21,490,392
Lowe’s Companies Inc.	119,560	9,855,331
Ross Stores Inc.	92,349	7,466,417
TJX Companies Inc. (The)	107,397	9,112,635

		47,924,775
TEXTILES, APPAREL & LUXURY GOODS — 1.27%
NIKE Inc. Class B	173,279	11,850,551

		11,850,551
WIRELESS TELECOMMUNICATION SERVICES — 0.63%
T-Mobile U.S. Inc.[a]	97,242	5,884,113

		5,884,113

TOTAL COMMON STOCKS
(Cost: $640,570,825)		931,008,953

SHORT-TERM INVESTMENTS — 2.09%

MONEY MARKET FUNDS — 2.09%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[c,d,e]	18,324,574	18,326,406
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[c,d]	1,161,372	1,161,372

		19,487,778

TOTAL SHORT-TERM INVESTMENTS
(Cost: $19,486,353)		19,487,778

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

April 30, 2018

Value
TOTAL INVESTMENTS IN SECURITIES — 101.95%
(Cost: $660,057,178)	$950,496,731
Other Assets, Less Liabilities — (1.95)%	(18,179,682)

NET ASSETS — 100.00%	$932,317,049

NVS — Non-Voting Shares

[a]	Non-income producing security.
[b]	All or a portion of this security is on loan.
[c]	Affiliate of the Fund.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	5,943,789	12,380,785	[b]	—	18,324,574	$18,326,406	$138,273	[c]	$(4,359)	$8
BlackRock Cash Funds: Treasury, SL Agency Shares	577,634	583,738	[b]	—	1,161,372	1,161,372	10,068		—	—
BlackRock Inc.	14,944	4,034		(1,043)	17,935	9,353,103	160,556		105,320	1,892,591

						$28,840,881	$308,897		$100,961	$1,892,599

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$931,008,953	$—	$—	$931,008,953
Money market funds	19,487,778	—	—	19,487,778

Total	$950,496,731	$—	$—	$950,496,731

See notes to financial statements.

30	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.90%

AIR FREIGHT & LOGISTICS — 1.27%
United Parcel Service Inc. Class B	41,818	$4,746,343

		4,746,343
AIRLINES — 0.85%
American Airlines Group Inc.	25,592	1,098,665
Delta Air Lines Inc.	39,529	2,064,204

		3,162,869
AUTOMOBILES — 1.47%
Ford Motor Co.	237,115	2,665,172
General Motors Co.	76,724	2,818,840

		5,484,012
BANKS — 13.80%
BB&T Corp.	47,232	2,493,850
Citigroup Inc.	156,157	10,660,838
JPMorgan Chase & Co.	208,525	22,683,349
SunTrust Banks Inc.	28,474	1,902,063
Wells Fargo & Co.	266,735	13,859,551

		51,599,651
BEVERAGES — 2.69%
Coca-Cola Co. (The)	233,276	10,079,856

		10,079,856
BIOTECHNOLOGY — 3.43%
Amgen Inc.	40,616	7,086,680
Gilead Sciences Inc.	79,593	5,749,002

		12,835,682
BUILDING PRODUCTS — 0.51%
Johnson Controls International PLC	56,309	1,907,186

		1,907,186
CAPITAL MARKETS — 2.70%
Franklin Resources Inc.	19,767	664,962
Goldman Sachs Group Inc. (The)	21,466	5,115,992
Morgan Stanley	83,832	4,327,408

		10,108,362
CHEMICALS — 2.96%
DowDuPont Inc.	142,177	8,991,273
LyondellBasell Industries NV Class A	19,668	2,079,498

		11,070,771
COMMUNICATIONS EQUIPMENT — 3.47%
Cisco Systems Inc.	292,712	12,964,215

		12,964,215

Security	Shares	Value
CONSUMER FINANCE — 1.51%
Capital One Financial Corp.	29,547	$2,677,549
Discover Financial Services	21,537	1,534,512
Synchrony Financial	43,419	1,440,208

		5,652,269
CONTAINERS & PACKAGING — 0.35%
International Paper Co.	25,090	1,293,640

		1,293,640
DIVERSIFIED FINANCIAL SERVICES — 6.06%
Berkshire Hathaway Inc. Class Ba	116,939	22,654,592

		22,654,592
DIVERSIFIED TELECOMMUNICATION SERVICES — 6.57%
AT&T Inc.	373,066	12,199,258
Verizon Communications Inc.	250,815	12,377,720

		24,576,978
ELECTRIC UTILITIES — 4.30%
American Electric Power Co. Inc.	29,906	2,092,822
Duke Energy Corp.	42,538	3,409,846
Edison International	19,796	1,297,034
Exelon Corp.	58,636	2,326,676
PG&E Corp.	31,289	1,442,423
PPL Corp.	42,170	1,227,147
Southern Co. (The)	61,256	2,825,127
Xcel Energy Inc.	30,870	1,445,951

		16,067,026
ELECTRICAL EQUIPMENT — 1.22%
Eaton Corp. PLC	26,758	2,007,653
Emerson Electric Co.	38,573	2,561,633

		4,569,286
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.37%
Equity Residential	22,370	1,380,453

		1,380,453
FOOD & STAPLES RETAILING — 3.00%
Walgreens Boots Alliance Inc.	51,766	3,439,851
Walmart Inc.	88,197	7,801,906

		11,241,757
FOOD PRODUCTS — 1.77%
Archer-Daniels-Midland Co.	33,954	1,540,833
General Mills Inc.	34,545	1,510,998
Mondelez International Inc. Class A	90,370	3,569,615

		6,621,446

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

April 30, 2018

Security	Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 2.80%
CVS Health Corp.	61,643	$4,304,531
Express Scripts Holding Co.[a]	34,290	2,595,753
HCA Healthcare Inc.	16,991	1,626,718
McKesson Corp.	12,548	1,960,123

		10,487,125
HOUSEHOLD PRODUCTS — 3.55%
Kimberly-Clark Corp.	21,311	2,206,541
Procter & Gamble Co. (The)	153,176	11,080,752

		13,287,293
INSURANCE — 2.69%
Aflac Inc.	47,368	2,158,560
MetLife Inc.	62,986	3,002,543
Prudential Financial Inc.	25,641	2,726,151
Travelers Companies Inc. (The)	16,495	2,170,742

		10,057,996
IT SERVICES — 2.02%
International Business Machines Corp.	52,052	7,545,458

		7,545,458
MACHINERY — 2.88%
Caterpillar Inc.	36,312	5,242,001
Cummins Inc.	9,463	1,512,755
Deere & Co.	19,673	2,662,347
PACCAR Inc.	21,387	1,361,710

		10,778,813
MEDIA — 0.88%
Twenty-First Century Fox Inc. Class A NVS	64,042	2,341,376
Twenty-First Century Fox Inc. Class B	26,704	963,213

		3,304,589
MULTI-UTILITIES — 0.83%
Consolidated Edison Inc.	18,846	1,510,130
Public Service Enterprise Group Inc.	30,643	1,598,032

		3,108,162
MULTILINE RETAIL — 0.64%
Target Corp.	33,027	2,397,760

		2,397,760
OIL, GAS & CONSUMABLE FUELS — 9.66%
Anadarko Petroleum Corp.	31,281	2,105,837
ConocoPhillips	71,367	4,674,539
Exxon Mobil Corp.	257,456	20,017,204

Security	Shares	Value
Occidental Petroleum Corp.	46,490	$3,591,817
Phillips 66	25,510	2,839,518
Valero Energy Corp.	26,320	2,919,678

		36,148,593
PHARMACEUTICALS — 6.12%
Merck & Co. Inc.	163,820	9,644,083
Pfizer Inc.	361,695	13,241,654

		22,885,737
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 6.01%
Intel Corp.	284,356	14,678,457
Micron Technology Inc.[a]	70,258	3,230,463
QUALCOMM Inc.	89,947	4,588,196

		22,497,116
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.39%
Hewlett Packard Enterprise Co.	95,121	1,621,813
HP Inc.	99,521	2,138,706
Western Digital Corp.	18,063	1,423,184

		5,183,703
TOBACCO — 2.07%
Philip Morris International Inc.	94,369	7,738,258

		7,738,258
WIRELESS TELECOMMUNICATION SERVICES — 0.06%
Sprint Corp.[a,b]	41,538	233,028

		233,028

TOTAL COMMON STOCKS
(Cost: $334,041,554)		373,670,025

SHORT-TERM INVESTMENTS — 0.21%

MONEY MARKET FUNDS — 0.21%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[c,d,e]	273,624	273,651
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[c,d]	503,723	503,723

		777,374

TOTAL SHORT-TERM INVESTMENTS
(Cost: $777,367)		777,374

32	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

April 30, 2018

Value
TOTAL INVESTMENTS IN SECURITIES — 100.11%
(Cost: $334,818,921)	$374,447,399
Other Assets, Less Liabilities — (0.11)%	(423,461)

NET ASSETS — 100.00%	$374,023,938

NVS — Non-Voting Shares

[a]	Non-income producing security.
[b]	All or a portion of this security is on loan.
[c]	Affiliate of the Fund.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—	273,624	[b]	—	273,624	$273,651	$1,923	[c]	$(613)	$7
BlackRock Cash Funds: Treasury, SL Agency Shares	663,156	—		(159,433)[b]	503,723	503,723	5,618		—	—
PNC Financial Services Group Inc. (The)	31,698	3,474		(35,172)	—	—	46,048		2,065,253	(1,304,323)

						$777,374	$53,589		$2,064,640	$(1,304,316)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$373,670,025	$—	$—	$373,670,025
Money market funds	777,374	—	—	777,374

Total	$374,447,399	$—	$—	$374,447,399

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.80%

AEROSPACE & DEFENSE — 4.40%
Arconic Inc.	180,548	$3,215,560
Curtiss-Wright Corp.	18,765	2,402,671
Harris Corp.	50,458	7,892,640
Orbital ATK Inc.	24,563	3,251,650
Rockwell Collins Inc.	69,673	9,234,459
Textron Inc.	111,248	6,912,951

		32,909,931
AIR FREIGHT & LOGISTICS — 1.37%
CH Robinson Worldwide Inc.	59,390	5,465,662
Expeditors International of Washington Inc.	75,027	4,791,224

		10,256,886
AUTO COMPONENTS — 0.35%
Gentex Corp.	116,623	2,652,007

		2,652,007
BANKS — 6.90%
Citizens Financial Group Inc.	207,103	8,592,703
Comerica Inc.	73,442	6,946,144
Commerce Bancshares Inc./MO	39,909	2,535,020
Cullen/Frost Bankers Inc.	24,628	2,818,675
East West Bancorp. Inc.	61,428	4,092,333
PacWest Bancorp.	53,453	2,738,932
Signature Bank/New York NYa	22,814	2,900,800
Sterling Bancorp./DE	95,496	2,268,030
SVB Financial Group[a]	22,470	6,732,237
Synovus Financial Corp.	50,437	2,636,342
Webster Financial Corp.	39,145	2,356,138
Western Alliance Bancorp.[a]	41,245	2,432,630
Zions BanCorp.	83,515	4,572,446

		51,622,430
BEVERAGES — 2.99%
Brown-Forman Corp. Class A	25,863	1,380,308
Brown-Forman Corp. Class B NVS	111,150	6,228,846
Dr Pepper Snapple Group Inc.	76,388	9,163,505
Molson Coors Brewing Co. Class B	78,580	5,598,039

		22,370,698
BUILDING PRODUCTS — 1.09%
Fortune Brands Home & Security Inc.	64,576	3,531,661
Owens Corning	47,490	3,110,120
USG Corp.[a,b]	37,717	1,517,355

		8,159,136

Security	Shares	Value
CAPITAL MARKETS — 3.92%
Affiliated Managers Group Inc.	23,160	$3,818,158
Ameriprise Financial Inc.	62,188	8,719,379
Raymond James Financial Inc.	55,076	4,943,071
T Rowe Price Group Inc.	103,949	11,831,475

		29,312,083
CHEMICALS — 2.71%
Chemours Co. (The)	78,691	3,809,431
International Flavors & Fragrances Inc.	33,543	4,738,284
NewMarket Corp.	3,905	1,482,143
Olin Corp.	71,014	2,143,913
RPM International Inc.	56,806	2,743,730
Valvoline Inc.	85,024	1,724,287
Westlake Chemical Corp.	15,429	1,650,440
WR Grace & Co.	28,798	1,970,935

		20,263,163
COMMERCIAL SERVICES & SUPPLIES — 1.57%
ADT Inc.	48,131	428,847
KAR Auction Services Inc.	57,121	2,969,721
Republic Services Inc.	95,716	6,190,911
Stericycle Inc.[a,b]	36,374	2,135,517

		11,724,996
COMMUNICATIONS EQUIPMENT — 0.84%
ARRIS International PLC[a]	73,999	1,997,973
F5 Networks Inc.[a]	26,282	4,286,331

		6,284,304
CONSUMER FINANCE — 0.52%
Credit Acceptance Corp.[a,b]	5,416	1,791,829
SLM Corp.[a]	184,249	2,115,179

		3,907,008
CONTAINERS & PACKAGING — 1.52%
AptarGroup Inc.	26,402	2,468,587
Avery Dennison Corp.	37,368	3,916,540
Berry Global Group Inc.[a]	55,757	3,066,635
Graphic Packaging Holding Co.	131,623	1,882,209

		11,333,971
DIVERSIFIED FINANCIAL SERVICES — 0.50%
Cannae Holdings Inc.[a]	27,560	569,390
Leucadia National Corp.	133,240	3,203,089

		3,772,479
ELECTRICAL EQUIPMENT — 1.73%
AMETEK Inc.	98,313	6,862,247

34	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2018

Security	Shares	Value
Hubbell Inc.	23,247	$2,414,434
Sensata Technologies Holding PLC[a,b]	72,846	3,694,749

		12,971,430
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.66%
CDW Corp./DE	65,048	4,637,272
Flex Ltd.[a]	224,246	2,915,198
SYNNEX Corp.	12,448	1,246,916
Trimble Inc.[a]	105,508	3,650,577

		12,449,963
ENERGY EQUIPMENT & SERVICES — 0.06%
RPC Inc.[b]	25,665	462,227

		462,227
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 10.89%
Alexandria Real Estate Equities Inc.	43,025	5,359,624
Apartment Investment & Management Co. Class A	66,862	2,714,597
Boston Properties Inc.	65,592	7,963,525
Brixmor Property Group Inc.[b]	129,493	1,928,151
Camden Property Trust	39,381	3,363,137
Colony NorthStar Inc. Class Ab	231,837	1,416,524
CubeSmart	77,465	2,280,570
DCT Industrial Trust Inc.	39,823	2,611,194
Forest City Realty Trust Inc. Class A	113,358	2,273,962
GGP Inc.	268,430	5,365,916
Healthcare Trust of America Inc. Class A	87,072	2,175,929
Highwoods Properties Inc.	43,893	1,932,170
Host Hotels & Resorts Inc.	311,982	6,102,368
Kimco Realty Corp.[b]	180,810	2,623,553
Lamar Advertising Co. Class A	35,642	2,270,752
Liberty Property Trust	62,668	2,620,776
Macerich Co. (The)	46,092	2,655,821
Mid-America Apartment Communities Inc.	48,289	4,416,512
National Retail Properties Inc.	65,403	2,487,930
Realty Income Corp.[b]	120,785	6,100,850
STORE Capital Corp.	70,248	1,772,357
Sun Communities Inc.	33,719	3,164,528
VEREIT Inc.[b]	414,004	2,815,227
Vornado Realty Trust[b]	73,473	4,998,368

		81,414,341

Security	Shares	Value
FOOD & STAPLES RETAILING — 0.28%
U.S. Foods Holding Corp.[a]	61,091	$2,088,090

		2,088,090
FOOD PRODUCTS — 2.97%
Hershey Co. (The)	59,868	5,504,264
Hormel Foods Corp.	114,782	4,160,848
Lamb Weston Holdings Inc.	62,120	4,057,678
McCormick & Co. Inc./MD NVS	51,464	5,424,820
Pinnacle Foods Inc.	50,487	3,049,415

		22,197,025
GAS UTILITIES — 0.55%
Atmos Energy Corp.	47,155	4,097,298

		4,097,298
HEALTH CARE EQUIPMENT & SUPPLIES — 2.32%
DENTSPLY SIRONA Inc.	97,611	4,913,738
Hologic Inc.[a]	117,519	4,558,562
STERIS PLC	36,059	3,408,297
Varian Medical Systems Inc.[a]	38,801	4,485,007

		17,365,604
HEALTH CARE PROVIDERS & SERVICES — 4.42%
AmerisourceBergen Corp.	69,083	6,257,538
Centene Corp.[a]	73,733	8,005,929
DaVita Inc.[a,b]	61,876	3,885,194
Encompass Health Corp.	41,707	2,536,620
Henry Schein Inc.[a]	65,317	4,964,092
Laboratory Corp. of America Holdings[a]	43,305	7,394,329

		33,043,702
HOTELS, RESTAURANTS & LEISURE — 4.54%
Aramark	104,473	3,906,245
Darden Restaurants Inc.	52,499	4,875,057
MGM Resorts International	216,625	6,806,358
Norwegian Cruise Line Holdings Ltd.[a]	87,623	4,685,202
Six Flags Entertainment Corp.	33,417	2,113,291
Wyndham Worldwide Corp.	42,380	4,840,220
Wynn Resorts Ltd.	35,936	6,690,924

		33,917,297
HOUSEHOLD DURABLES — 3.57%
DR Horton Inc.	145,380	6,417,073
Leggett & Platt Inc.	56,199	2,278,869
Lennar Corp. Class A	116,048	6,137,779
Lennar Corp. Class B	6,505	277,698
Mohawk Industries Inc.[a]	26,885	5,642,624
PulteGroup Inc.	112,003	3,400,411

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2018

Security	Shares	Value
Toll Brothers Inc.	60,760	$2,561,642

		26,716,096
HOUSEHOLD PRODUCTS — 1.60%
Church & Dwight Co. Inc.	103,670	4,789,554
Clorox Co. (The)	54,994	6,445,297
Spectrum Brands Holdings Inc.	10,084	727,056

		11,961,907
INSURANCE — 5.79%
Arch Capital Group Ltd.[a]	58,074	4,653,470
Arthur J Gallagher & Co.	77,102	5,396,369
Assurant Inc.	22,300	2,069,886
Athene Holding Ltd. Class A NVS[a]	53,527	2,622,823
Brown & Brown Inc.	97,214	2,647,137
Everest Re Group Ltd.	17,356	4,038,220
FNF Group	115,948	4,270,365
RenaissanceRe Holdings Ltd.	16,997	2,312,272
Torchmark Corp.	45,089	3,911,020
Willis Towers Watson PLC	56,156	8,339,727
WR Berkley Corp.	40,805	3,042,421

		43,303,710
INTERNET SOFTWARE & SERVICES — 0.69%
Akamai Technologies Inc.[a]	72,260	5,177,429

		5,177,429
IT SERVICES — 1.19%
Alliance Data Systems Corp.	20,506	4,163,743
Booz Allen Hamilton Holding Corp.	61,649	2,443,150
Genpact Ltd.	64,754	2,065,005
Switch Inc. Class Ab	15,210	216,743

		8,888,641
LEISURE PRODUCTS — 1.15%
Brunswick Corp./DE	37,227	2,229,153
Hasbro Inc.	48,023	4,230,346
Mattel Inc.	146,160	2,163,168

		8,622,667
LIFE SCIENCES TOOLS & SERVICES — 2.46%
Agilent Technologies Inc.	137,148	9,016,109
IQVIA Holdings Inc.[a]	61,952	5,932,524
PerkinElmer Inc.	46,962	3,445,132

		18,393,765
MACHINERY — 2.57%
AGCO Corp.	28,115	1,762,248
Donaldson Co. Inc.	55,207	2,443,462
Dover Corp.	65,627	6,083,623

Security	Shares	Value
Gardner Denver Holdings Inc.[a]	29,850	$944,156
Lincoln Electric Holdings Inc.	26,230	2,173,680
Oshkosh Corp.	31,723	2,289,132
Snap-on Inc.	24,106	3,501,396

		19,197,697
MEDIA — 0.70%
Lions Gate Entertainment Corp. Class A	27,198	676,958
Lions Gate Entertainment Corp. Class B NVS	47,656	1,097,041
News Corp. Class A NVS	162,764	2,600,969
News Corp. Class B	51,536	837,460

		5,212,428
METALS & MINING — 1.11%
Nucor Corp.	135,108	8,325,355

		8,325,355
MULTI-UTILITIES — 1.15%
WEC Energy Group Inc.	134,099	8,619,884

		8,619,884
MULTILINE RETAIL — 1.42%
Dollar General Corp.	109,639	10,583,453

		10,583,453
OIL, GAS & CONSUMABLE FUELS — 2.07%
Continental Resources Inc./OKa	36,673	2,422,619
Newfield Exploration Co.[a]	84,899	2,529,990
ONEOK Inc.	174,510	10,508,992

		15,461,601
PHARMACEUTICALS — 0.31%
Catalent Inc.[a]	56,657	2,329,169

		2,329,169
PROFESSIONAL SERVICES — 1.44%
IHS Markit Ltd.[a]	153,847	7,558,503
Robert Half International Inc.	52,809	3,208,147

		10,766,650
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.97%
CBRE Group Inc. Class Aa	128,413	5,818,393
Realogy Holdings Corp.	57,255	1,420,497

		7,238,890
ROAD & RAIL — 0.87%
Genesee & Wyoming Inc. Class Aa,b	26,327	1,874,482
Kansas City Southern	43,795	4,669,861

		6,544,343

36	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2018

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.65%
KLA-Tencor Corp.	66,560	$6,771,814
Marvell Technology Group Ltd.	183,354	3,678,081
Maxim Integrated Products Inc.	119,510	6,513,295
Microsemi Corp.[a,b]	49,975	3,232,883
ON Semiconductor Corp.[a]	180,804	3,992,152
Qorvo Inc.[a]	53,757	3,623,222
Xilinx Inc.	108,291	6,956,614

		34,768,061
SOFTWARE — 1.74%
Citrix Systems Inc.[a]	54,969	5,656,860
Symantec Corp.	263,480	7,322,109

		12,978,969
SPECIALTY RETAIL — 2.94%
Advance Auto Parts Inc.[b]	31,439	3,598,194
CarMax Inc.[a,b]	76,857	4,803,562
O’Reilly Automotive Inc.[a]	35,559	9,105,593
Tiffany & Co.	43,308	4,453,362

		21,960,711
TEXTILES, APPAREL & LUXURY GOODS — 1.14%
Carter’s Inc.	20,112	2,017,636
Tapestry Inc.	121,069	6,509,880

		8,527,516
THRIFTS & MORTGAGE FINANCE — 0.05%
TFS Financial Corp.	23,822	355,186

		355,186
TRADING COMPANIES & DISTRIBUTORS — 0.72%
United Rentals Inc.[a]	35,916	5,387,400

		5,387,400
TRANSPORTATION INFRASTRUCTURE — 0.17%
Macquarie Infrastructure Corp.	33,945	1,286,515

		1,286,515
WATER UTILITIES — 1.23%
American Water Works Co. Inc.	75,881	6,569,777
Aqua America Inc.	75,541	2,655,266

		9,225,043

TOTAL COMMON STOCKS
(Cost: $661,129,031)		746,409,155

Security	Shares	Value
SHORT-TERM INVESTMENTS — 2.15%

MONEY MARKET FUNDS — 2.15%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[c,d,e]	14,878,471	$14,879,959
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[c,d]	1,177,639	1,177,639

		16,057,598

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,056,373)		16,057,598

TOTAL INVESTMENTS IN SECURITIES — 101.95%
(Cost: $677,185,404)		762,466,753
Other Assets, Less Liabilities — (1.95)%		(14,608,702)

NET ASSETS — 100.00%		$747,858,051

NVS — Non-Voting Shares

[a]	Non-income producing security.
[b]	All or a portion of this security is on loan.
[c]	Affiliate of the Fund.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	33,366,332	—		(18,487,861)[b]	14,878,471	$14,879,959	$72,549	[c]	$(5,444)	$(2,665)
BlackRock Cash Funds: Treasury, SL Agency Shares	623,456	554,183	[b]	—	1,177,639	1,177,639	10,221		—	—

						$16,057,598	$82,770		$(5,444)	$(2,665)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$746,409,155	$—	$—	$746,409,155
Money market funds	16,057,598	—	—	16,057,598

Total	$762,466,753	$—	$—	$762,466,753

See notes to financial statements.

38	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.98%

AEROSPACE & DEFENSE — 2.78%
BWX Technologies Inc.	13,502	$915,436
HEICO Corp.[a]	4,404	386,891
HEICO Corp. Class A	7,740	558,441
Hexcel Corp.	12,199	810,867
Huntington Ingalls Industries Inc.	6,170	1,500,606
Teledyne Technologies Inc.[b]	4,851	907,574
TransDigm Group Inc.	6,596	2,114,480

		7,194,295
AIR FREIGHT & LOGISTICS — 0.51%
XPO Logistics Inc.[a,b]	13,521	1,313,700

		1,313,700
AUTOMOBILES — 0.27%
Thor Industries Inc.	6,659	706,786

		706,786
BANKS — 1.32%
Bank of the Ozarks Inc.	16,502	772,294
First Republic Bank/CA	21,436	1,990,761
Pinnacle Financial Partners Inc.	10,058	644,215

		3,407,270
BIOTECHNOLOGY — 3.67%
Alkermes PLC[b]	21,233	939,985
Alnylam Pharmaceuticals Inc.[b]	11,096	1,048,905
BioMarin Pharmaceutical Inc.[b]	23,864	1,992,882
Bluebird Bio Inc.[a,b]	6,794	1,155,999
Dyax Corp.[b,c]	23,054	52,794
Exact Sciences Corp.[a,b]	16,268	813,563
Exelixis Inc.[b]	38,213	795,594
Ionis Pharmaceuticals Inc.[a,b]	16,966	730,047
Neurocrine Biosciences Inc.[a,b]	12,034	975,717
Seattle Genetics Inc.[a,b]	14,351	734,628
TESARO Inc.[a,b]	5,191	264,274

		9,504,388
BUILDING PRODUCTS — 1.86%
Allegion PLC	12,940	998,709
AO Smith Corp.	19,768	1,212,767
Lennox International Inc.	5,112	988,507
Masco Corp.	42,584	1,612,656

		4,812,639
CAPITAL MARKETS — 4.93%
Cboe Global Markets Inc.	15,315	1,635,336
E*TRADE Financial Corp.[b]	36,190	2,196,009

Security	Shares	Value
Eaton Vance Corp. NVS	16,330	$888,189
FactSet Research Systems Inc.	5,305	1,003,229
MarketAxess Holdings Inc.	5,110	1,014,999
MSCI Inc.	12,222	1,831,222
Northern Trust Corp.	28,908	3,085,929
SEI Investments Co.	17,740	1,121,700

		12,776,613
CHEMICALS — 1.65%
Albemarle Corp.	15,034	1,457,696
Axalta Coating Systems Ltd.[a,b]	29,811	921,160
FMC Corp.	18,253	1,455,312
Scotts Miracle-Gro Co. (The)	5,428	453,672

		4,287,840
COMMERCIAL SERVICES & SUPPLIES — 1.55%
Cintas Corp.	11,721	1,996,086
Copart Inc.[b]	27,426	1,400,920
Rollins Inc.	13,020	631,731

		4,028,737
COMMUNICATIONS EQUIPMENT — 1.67%
Arista Networks Inc.[b]	6,424	1,699,469
Palo Alto Networks Inc.[b]	12,486	2,403,680
Ubiquiti Networks Inc.[a,b]	3,048	217,201

		4,320,350
CONSTRUCTION MATERIALS — 1.67%
Eagle Materials Inc.	6,594	652,542
Martin Marietta Materials Inc.	8,534	1,662,167
Vulcan Materials Co.	18,002	2,010,644

		4,325,353
DISTRIBUTORS — 0.80%
LKQ Corp.[b]	42,066	1,304,887
Pool Corp.	5,497	763,039

		2,067,926
DIVERSIFIED CONSUMER SERVICES — 1.00%
Bright Horizons Family Solutions Inc.[b]	7,803	740,349
Service Corp. International/U.S.	25,141	917,898
ServiceMaster Global Holdings Inc.[b]	18,359	928,965

		2,587,212
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.35%
Zayo Group Holdings Inc.[b]	25,294	918,172

		918,172
ELECTRICAL EQUIPMENT — 0.26%
Acuity Brands Inc.	5,728	686,043

		686,043

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2018

Security	Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.68%
Cognex Corp.	23,590	$1,091,037
Coherent Inc.[b]	3,366	566,229
FLIR Systems Inc.	18,889	1,011,506
IPG Photonics Corp.[b]	5,144	1,095,826
National Instruments Corp.	14,619	597,771

		4,362,369
ENERGY EQUIPMENT & SERVICES — 1.08%
Baker Hughes a GE Co.	57,421	2,073,472
Core Laboratories NV	5,982	732,496

		2,805,968
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 6.84%
American Campus Communities Inc.	18,510	723,926
American Homes 4 Rent Class A	34,142	689,668
CyrusOne Inc.	13,035	698,546
Douglas Emmett Inc.	21,656	807,119
Equity LifeStyle Properties Inc.	12,039	1,073,397
Essex Property Trust Inc.	8,973	2,150,738
Extra Space Storage Inc.[a]	17,126	1,534,318
Federal Realty Investment Trust	9,950	1,152,708
Hudson Pacific Properties Inc.	21,095	693,393
Invitation Homes Inc.[a]	38,757	896,837
Iron Mountain Inc.	38,242	1,297,934
Kilroy Realty Corp.	13,414	961,381
Regency Centers Corp.	20,197	1,188,594
SBA Communications Corp.[b]	15,831	2,536,601
UDR Inc.	36,439	1,317,270

		17,722,430
FOOD & STAPLES RETAILING — 0.19%
Casey’s General Stores Inc.	5,090	491,694

		491,694
FOOD PRODUCTS — 0.27%
Post Holdings Inc.[b]	8,893	707,616

		707,616
HEALTH CARE EQUIPMENT & SUPPLIES — 6.69%
ABIOMED Inc.[b]	5,716	1,720,230
Align Technology Inc.[b]	9,800	2,448,530
Cooper Companies Inc. (The)	6,661	1,523,437
Edwards Lifesciences Corp.[b]	28,538	3,634,600
Hill-Rom Holdings Inc.	9,005	772,899
IDEXX Laboratories Inc.[b]	11,838	2,302,373
Masimo Corp.[b]	6,451	578,848

Security	Shares	Value
ResMed Inc.	19,421	$1,838,003
Teleflex Inc.	6,121	1,639,694
West Pharmaceutical Services Inc.	10,063	887,657

		17,346,271
HEALTH CARE PROVIDERS & SERVICES — 0.48%
WellCare Health Plans Inc.[b]	6,051	1,241,423

		1,241,423
HEALTH CARE TECHNOLOGY — 0.69%
athenahealth Inc.[b]	5,457	668,319
Veeva Systems Inc. Class Ab	15,838	1,110,719

		1,779,038
HOTELS, RESTAURANTS & LEISURE — 3.02%
Chipotle Mexican Grill Inc.[a,b]	3,341	1,414,346
Domino’s Pizza Inc.	5,943	1,436,601
Dunkin’ Brands Group Inc.	11,155	680,009
Hilton Worldwide Holdings Inc.	38,477	3,033,527
Vail Resorts Inc.	5,491	1,259,141

		7,823,624
HOUSEHOLD DURABLES — 0.56%
NVR Inc.[b]	465	1,441,500

		1,441,500
INDUSTRIAL CONGLOMERATES — 0.35%
Carlisle Companies Inc.	8,403	905,255

		905,255
INSURANCE — 0.94%
Erie Indemnity Co. Class A NVS	2,504	292,392
Markel Corp.[b]	1,901	2,148,206

		2,440,598
INTERNET & DIRECT MARKETING RETAIL — 0.95%
Expedia Group Inc.	16,625	1,914,202
TripAdvisor Inc.[a,b]	14,716	550,673

		2,464,875
INTERNET SOFTWARE & SERVICES — 4.49%
GoDaddy Inc. Class Aa,b	14,439	932,182
GrubHub Inc.[a,b]	11,828	1,196,284
IAC/InterActiveCorp.[b]	10,354	1,678,797
LogMeIn Inc.	7,133	786,057
MercadoLibre Inc.	6,000	2,037,660
Twitter Inc.[b]	87,811	2,661,551
VeriSign Inc.[a,b]	11,349	1,332,600
Zillow Group Inc. Class Ab	6,453	312,132
Zillow Group Inc. Class C NVS[a,b]	14,264	691,661

		11,628,924

40	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2018

Security	Shares	Value
IT SERVICES — 7.17%
Black Knight Inc.[b]	14,916	$725,663
Broadridge Financial Solutions Inc.	15,851	1,699,386
Euronet Worldwide Inc.[a,b]	7,144	558,018
FleetCor Technologies Inc.[b]	12,203	2,529,438
Gartner Inc.[a,b]	12,343	1,497,082
Global Payments Inc.	21,625	2,444,706
Jack Henry & Associates Inc.	10,499	1,254,421
Square Inc. Class Ab	38,513	1,823,205
Total System Services Inc.	22,471	1,888,912
WEX Inc.[b]	5,442	881,169
Worldpay Inc. Class Ab	40,344	3,276,740

		18,578,740
LEISURE PRODUCTS — 0.32%
Polaris Industries Inc.	7,978	836,254

		836,254
LIFE SCIENCES TOOLS & SERVICES — 2.84%
Bio-Rad Laboratories Inc. Class Ab	2,751	697,956
Bio-Techne Corp.	5,100	769,641
Bruker Corp.	13,700	404,561
Charles River Laboratories International Inc.[b]	6,432	670,150
Mettler-Toledo International Inc.[b]	3,461	1,937,918
PRA Health Sciences Inc.[a,b]	6,789	557,852
Syneos Health Inc.[b]	7,636	290,932
Waters Corp.[b]	10,705	2,016,929

		7,345,939
MACHINERY — 3.88%
Allison Transmission Holdings Inc.	18,044	703,536
Graco Inc.	23,035	1,013,310
IDEX Corp.	10,400	1,390,064
Middleby Corp. (The)[b]	7,603	956,761
Nordson Corp.	6,938	892,227
Toro Co. (The)	14,579	851,268
WABCO Holdings Inc.[b]	6,870	886,161
Wabtec Corp./DEa	11,626	1,032,505
Woodward Inc.	7,478	537,967
Xylem Inc./NY	24,444	1,781,968

		10,045,767
MEDIA — 2.08%
GCI Liberty Inc. Class Ab	13,297	593,046
Liberty Broadband Corp. Class Ab	3,565	251,261
Liberty Broadband Corp. Class C NVS[b]	20,787	1,473,591

Security	Shares	Value
Liberty Media Corp.-Liberty Formula One Class Ab	3,475	$97,682
Liberty Media Corp.-Liberty Formula One Class C NVS[a,b]	27,370	807,962
Liberty Media Corp.-Liberty SiriusXM Class Ab	11,411	476,638
Liberty Media Corp.-Liberty SiriusXM Class C NVS[b]	23,097	962,221
Live Nation Entertainment Inc.[b]	18,349	724,235

		5,386,636
METALS & MINING — 0.30%
Royal Gold Inc.	8,893	789,698

		789,698
MULTILINE RETAIL — 1.19%
Dollar Tree Inc.[b]	32,217	3,089,288

		3,089,288
OIL, GAS & CONSUMABLE FUELS — 5.22%
Antero Resources Corp.[b]	29,266	556,054
Cabot Oil & Gas Corp.	62,612	1,497,053
Centennial Resource Development Inc./DE Class Ab	23,277	430,624
Cimarex Energy Co.	12,968	1,304,451
Concho Resources Inc.[b]	20,256	3,184,446
Diamondback Energy Inc.[b]	13,339	1,713,395
Energen Corp.[b]	13,207	864,266
EQT Corp.	33,268	1,669,721
Parsley Energy Inc. Class Ab	34,003	1,021,110
Range Resources Corp.[a]	30,795	426,511
RSP Permian Inc.[b]	17,044	845,553

		13,513,184
PHARMACEUTICALS — 0.48%
Jazz Pharmaceuticals PLC[a,b]	8,147	1,238,670

		1,238,670
PROFESSIONAL SERVICES — 2.77%
CoStar Group Inc.[b]	4,905	1,798,467
Equifax Inc.	16,317	1,828,320
TransUnion[b]	20,322	1,319,101
Verisk Analytics Inc.[b]	21,078	2,243,753

		7,189,641
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.27%
Howard Hughes Corp. (The)[a,b]	5,238	708,701

		708,701
ROAD & RAIL — 1.39%
AMERCO	909	306,806

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2018

Security	Shares	Value
JB Hunt Transport Services Inc.	11,632	$1,365,946
Knight-Swift Transportation Holdings Inc.[a]	17,460	681,114
Old Dominion Freight Line Inc.	9,291	1,243,693

		3,597,559
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.93%
Advanced Micro Devices Inc.[a,b]	111,972	1,218,255
Cavium Inc.[b]	9,456	709,294
Cypress Semiconductor Corp.	48,301	704,229
Microchip Technology Inc.[a]	31,843	2,663,985
MKS Instruments Inc.	7,404	758,170
Monolithic Power Systems Inc.	5,256	615,478
Skyworks Solutions Inc.	24,796	2,151,301
Teradyne Inc.	26,576	865,049
Universal Display Corp.[a]	5,677	499,860

		10,185,621
SOFTWARE — 12.07%
ANSYS Inc.[b]	11,397	1,842,439
Aspen Technology Inc.[b]	9,786	858,722
Blackbaud Inc.	6,532	685,599
Cadence Design Systems Inc.[b]	38,437	1,539,786
CDK Global Inc.	17,193	1,121,671
Fortinet Inc.[b]	19,643	1,087,437
Guidewire Software Inc.[a,b]	10,822	915,758
Paycom Software Inc.[a,b]	6,426	733,913
PTC Inc.[b]	15,801	1,301,212
Red Hat Inc.[b]	24,052	3,921,919
ServiceNow Inc.[b]	23,467	3,898,807
Snap Inc. Class A NVS[a,b]	32,481	465,453
Splunk Inc.[b]	19,222	1,973,138
SS&C Technologies Holdings Inc.	26,501	1,315,775
Synopsys Inc.[b]	20,209	1,728,072
Tableau Software Inc. Class Ab	9,240	785,862
Take-Two Interactive Software Inc.[b]	15,545	1,549,992
Tyler Technologies Inc.[b]	4,791	1,048,846
Ultimate Software Group Inc. (The)[a,b]	3,947	946,964
VMware Inc. Class Aa,b	9,251	1,232,788
Workday Inc. Class Ab	18,616	2,324,021

		31,278,174
SPECIALTY RETAIL — 1.69%
Burlington Stores Inc.[b]	9,275	1,260,009
Tractor Supply Co.	17,004	1,156,272

Security	Shares	Value
Ulta Salon Cosmetics & Fragrance Inc.[b]	7,873	$1,975,414

		4,391,695
TEXTILES, APPAREL & LUXURY GOODS — 0.82%
Lululemon Athletica Inc.[b]	12,972	1,294,606
Under Armour Inc. Class Ab	25,237	448,209
Under Armour Inc. Class C NVS[b]	24,947	382,936

		2,125,751
TRADING COMPANIES & DISTRIBUTORS — 1.04%
Fastenal Co.	39,086	1,953,909
Watsco Inc.	4,356	729,282

		2,683,191

TOTAL COMMON STOCKS
(Cost: $192,486,878)		259,083,418

SHORT-TERM INVESTMENTS — 9.88%

MONEY MARKET FUNDS — 9.88%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[d,e,f]	25,472,183	25,474,730
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[d,e]	123,544	123,544

		25,598,274

TOTAL SHORT-TERM INVESTMENTS
(Cost: $25,596,043)		25,598,274

TOTAL INVESTMENTS IN SECURITIES — 109.86%
(Cost: $218,082,921)		284,681,692
Other Assets, Less Liabilities — (9.86)%		(25,543,145)

NET ASSETS — 100.00%		$259,138,547

NVS — Non-Voting Shares

[a]	All or a portion of this security is on loan.
[b]	Non-income producing security.
[c]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[d]	Affiliate of the Fund.
[e]	Annualized 7-day yield as of period end.
[f]	All or a portion of this security was purchased with cash collateral received from loaned securities.

42	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	13,868,227	11,603,956	[b]	—	25,472,183	$25,474,730	$119,728	[c]	$(9,034)	$(1,556)
BlackRock Cash Funds: Treasury, SL Agency Shares	151,345	—		(27,801)[b]	123,544	123,544	2,037		—	—

						$25,598,274	$121,765		$(9,034)	$(1,556)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$259,030,624	$—	$52,794	$259,083,418
Money market funds	25,598,274	—	—	25,598,274

Total	$284,628,898	$—	$52,794	$284,681,692

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.91%

AEROSPACE & DEFENSE — 1.34%
L3 Technologies Inc.	17,809	$3,488,427
Spirit AeroSystems Holdings Inc. Class A	26,065	2,094,844

		5,583,271
AIRLINES — 1.66%
Alaska Air Group Inc.	28,002	1,818,170
JetBlue Airways Corp.[a]	73,233	1,405,341
United Continental Holdings Inc.[a]	55,094	3,721,049

		6,944,560
AUTO COMPONENTS — 2.49%
Adient PLC	21,432	1,313,567
Autoliv Inc.	19,801	2,654,324
BorgWarner Inc.	45,059	2,205,187
Goodyear Tire & Rubber Co. (The)	54,778	1,375,476
Lear Corp.	15,235	2,848,488

		10,397,042
AUTOMOBILES — 0.38%
Harley-Davidson Inc.	38,620	1,588,441

		1,588,441
BANKS — 5.82%
BOK Financial Corp.	5,684	572,265
CIT Group Inc.	29,866	1,581,405
Fifth Third Bancorp.	157,956	5,239,401
FNB Corp./PA	74,450	967,850
Huntington Bancshares Inc./OH	250,964	3,741,873
KeyCorp	241,482	4,810,322
People’s United Financial Inc.	79,614	1,456,140
Prosperity Bancshares Inc.	16,046	1,151,621
Regions Financial Corp.	255,569	4,779,140

		24,300,017
BIOTECHNOLOGY — 0.26%
United Therapeutics Corp.[a]	9,948	1,095,374

		1,095,374
CAPITAL MARKETS — 1.52%
Invesco Ltd.	92,694	2,685,345
Janus Henderson Group PLC	41,430	1,308,774
Nasdaq Inc.	26,544	2,344,366

		6,338,485
CHEMICALS — 2.95%
Celanese Corp. Series A	30,880	3,355,730
CF Industries Holdings Inc.	53,102	2,060,358

Security	Shares	Value
Eastman Chemical Co.	32,549	$3,322,602
Huntsman Corp.	48,448	1,442,297
Mosaic Co. (The)	79,809	2,150,852

		12,331,839
COMMUNICATIONS EQUIPMENT — 1.83%
CommScope Holding Co. Inc.[a]	43,923	1,678,737
Juniper Networks Inc.	78,262	1,924,463
Motorola Solutions Inc.	36,882	4,050,750

		7,653,950
CONSTRUCTION & ENGINEERING — 1.41%
AECOM[a]	36,565	1,259,299
Fluor Corp.	31,833	1,876,555
Jacobs Engineering Group Inc.	27,618	1,604,330
Quanta Services Inc.[a]	35,289	1,146,892

		5,887,076
CONSUMER FINANCE — 0.74%
Ally Financial Inc.	98,982	2,583,430
Santander Consumer USA Holdings Inc.	26,836	495,124

		3,078,554
CONTAINERS & PACKAGING — 3.23%
Ball Corp.	79,696	3,195,013
Crown Holdings Inc.[a]	30,818	1,535,969
Packaging Corp. of America	21,480	2,485,021
Sealed Air Corp.	38,383	1,683,095
Sonoco Products Co.	22,872	1,174,706
WestRock Co.	58,077	3,435,835

		13,509,639
DISTRIBUTORS — 0.71%
Genuine Parts Co.	33,407	2,950,506

		2,950,506
DIVERSIFIED CONSUMER SERVICES — 0.32%
H&R Block Inc.	48,065	1,328,997

		1,328,997
DIVERSIFIED FINANCIAL SERVICES — 0.51%
Voya Financial Inc.	40,912	2,141,743

		2,141,743
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.98%
CenturyLink Inc.	221,471	4,114,931

		4,114,931
ELECTRIC UTILITIES — 5.30%
Alliant Energy Corp.	52,672	2,262,262
Avangrid Inc.	12,890	679,432

44	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2018

Security	Shares	Value
Entergy Corp.	41,155	$3,357,836
Eversource Energy	72,144	4,346,676
FirstEnergy Corp.	101,779	3,501,198
Great Plains Energy Inc.	49,069	1,606,028
IDACORP Inc.	11,611	1,079,823
OGE Energy Corp.	45,439	1,493,580
Pinnacle West Capital Corp.	25,453	2,048,967
Westar Energy Inc.	32,627	1,767,731

		22,143,533
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.80%
Arrow Electronics Inc.[a]	20,117	1,503,545
Avnet Inc.	27,565	1,081,375
Jabil Inc.	40,285	1,071,581
Keysight Technologies Inc.[a]	43,256	2,235,470
Zebra Technologies Corp. Class Aa	12,211	1,646,409

		7,538,380
ENERGY EQUIPMENT & SERVICES — 1.22%
Helmerich & Payne Inc.	24,969	1,736,594
National Oilwell Varco Inc.	86,523	3,345,844

		5,082,438
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.75%
Duke Realty Corp.	81,274	2,202,525
EPR Properties	14,890	819,248
Gaming and Leisure Properties Inc.	45,447	1,557,469
HCP Inc.	106,876	2,496,623
Hospitality Properties Trust	36,033	896,501
Medical Properties Trust Inc.	83,828	1,071,322
Omega Healthcare Investors Inc.[b]	45,606	1,184,844
Park Hotels & Resorts Inc.[b]	45,764	1,317,088
Senior Housing Properties Trust	36,052	561,330
SL Green Realty Corp.	20,564	2,009,925
WP Carey Inc.	24,544	1,567,134

		15,684,009
FOOD & STAPLES RETAILING — 1.21%
Kroger Co. (The)	200,656	5,054,525

		5,054,525
FOOD PRODUCTS — 5.03%
Bunge Ltd.	32,008	2,311,938
Campbell Soup Co.	43,800	1,786,164
Conagra Brands Inc.	91,217	3,381,414
Ingredion Inc.	16,446	1,991,446
JM Smucker Co. (The)	25,859	2,949,995

Security	Shares	Value
Kellogg Co.	56,675	$3,338,158
Pilgrim’s Pride Corp.[a]	12,254	264,686
Seaboard Corp.	61	244,430
Tyson Foods Inc. Class A	67,752	4,749,415

		21,017,646
GAS UTILITIES — 0.70%
National Fuel Gas Co.	19,714	1,012,314
UGI Corp.	39,389	1,906,034

		2,918,348
HEALTH CARE PROVIDERS & SERVICES — 2.64%
Cardinal Health Inc.	71,648	4,597,652
Envision Healthcare Corp.[a]	27,807	1,033,586
Quest Diagnostics Inc.	30,880	3,125,056
Universal Health Services Inc. Class B	19,805	2,261,731

		11,018,025
HOTELS, RESTAURANTS & LEISURE — 0.09%
Caesars Entertainment Corp.[a,b]	32,214	365,629

		365,629
HOUSEHOLD DURABLES — 1.68%
Garmin Ltd.	25,381	1,489,103
Newell Brands Inc.	110,463	3,052,093
Whirlpool Corp.	16,093	2,493,610

		7,034,806
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 1.41%
AES Corp./VA	151,485	1,854,176
NRG Energy Inc.	68,699	2,129,669
Vistra Energy Corp.[a]	84,337	1,927,101

		5,910,946
INSURANCE — 8.25%
Alleghany Corp.	3,504	2,013,644
American Financial Group Inc./OH	15,703	1,777,894
Assured Guaranty Ltd.	27,085	982,915
Axis Capital Holdings Ltd.	19,149	1,124,046
Brighthouse Financial Inc.[a]	21,802	1,107,105
Cincinnati Financial Corp.	33,974	2,389,731
First American Financial Corp.	25,327	1,294,463
Hartford Financial Services Group Inc. (The)	81,272	4,375,684
Lincoln National Corp.	49,690	3,510,102
Loews Corp.	61,387	3,220,362
Old Republic International Corp.	55,983	1,142,053
Principal Financial Group Inc.	61,329	3,631,903
Reinsurance Group of America Inc.	14,749	2,203,501

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2018

Security	Shares	Value
Unum Group	50,374	$2,437,094
XL Group Ltd.	58,491	3,251,515

		34,462,012
INTERNET & DIRECT MARKETING RETAIL — 0.57%
Qurate Retail Group, Inc. QVC Group Class Aa	101,994	2,387,679

		2,387,679
IT SERVICES — 1.68%
First Data Corp. Class Aa,b	101,154	1,830,887
Leidos Holdings Inc.	32,413	2,081,887
Sabre Corp.	51,252	1,057,841
Western Union Co. (The)	104,565	2,065,159

		7,035,774
MACHINERY — 1.59%
Colfax Corp.[a]	22,755	705,632
Crane Co.	11,642	973,737
Flowserve Corp.	30,016	1,333,011
Pentair PLC	37,713	2,537,331
Trinity Industries Inc.	34,629	1,103,626

		6,653,337
MEDIA — 3.11%
Altice USA Inc. Class Aa,b	14,689	262,933
Discovery Inc. Class Aa,b	35,773	846,032
Discovery Inc. Class C NVS[a]	77,513	1,722,339
DISH Network Corp. Class Aa	51,917	1,741,815
Interpublic Group of Companies Inc. (The)	87,531	2,064,856
Omnicom Group Inc.	52,424	3,861,552
Viacom Inc. Class A	2,132	75,793
Viacom Inc. Class B NVS	80,346	2,423,235

		12,998,555
METALS & MINING — 3.67%
Alcoa Corp.[a]	39,212	2,007,654
Freeport-McMoRan Inc.	306,551	4,662,641
Newmont Mining Corp.	121,454	4,771,928
Reliance Steel & Aluminum Co.	16,720	1,470,022
Steel Dynamics Inc.	53,745	2,408,314

		15,320,559
MORTGAGE REAL ESTATE INVESTMENT — 1.68%
AGNC Investment Corp.	89,032	1,684,485
Annaly Capital Management Inc.	263,988	2,737,556
New Residential Investment Corp.	77,222	1,349,841
Starwood Property Trust Inc.[b]	60,012	1,257,851

		7,029,733

Security	Shares	Value
MULTI-UTILITIES — 4.48%
Ameren Corp.	55,240	$3,238,169
CenterPoint Energy Inc.	98,129	2,485,608
CMS Energy Corp.	64,297	3,034,175
DTE Energy Co.	40,840	4,304,536
MDU Resources Group Inc.	44,438	1,251,819
NiSource Inc.	76,817	1,873,567
SCANA Corp.	32,785	1,205,504
Vectren Corp.	19,094	1,341,735

		18,735,113
MULTILINE RETAIL — 1.41%
Kohl’s Corp.	38,249	2,376,028
Macy’s Inc.	69,392	2,156,009
Nordstrom Inc.	26,853	1,357,688

		5,889,725
OIL, GAS & CONSUMABLE FUELS — 7.97%
Andeavor	32,206	4,454,734
Apache Corp.	86,843	3,556,221
Cheniere Energy Inc.[a]	45,992	2,674,895
Devon Energy Corp.	119,775	4,351,426
Hess Corp.	60,968	3,474,566
HollyFrontier Corp.	40,379	2,450,601
Marathon Oil Corp.	193,439	3,530,262
Murphy Oil Corp.	37,378	1,125,452
Noble Energy Inc.	112,055	3,790,821
Targa Resources Corp.	49,092	2,305,851
WPX Energy Inc.[a]	91,484	1,563,461

		33,278,290
PERSONAL PRODUCTS — 0.81%
Coty Inc. Class A	107,436	1,864,015
Herbalife Nutrition Ltd.[a]	14,218	1,503,269

		3,367,284
PHARMACEUTICALS — 1.65%
Mylan NVa	117,198	4,542,594
Perrigo Co. PLC	29,820	2,330,135

		6,872,729
PROFESSIONAL SERVICES — 0.92%
ManpowerGroup Inc.	15,054	1,440,969
Nielsen Holdings PLC	76,324	2,400,390

		3,841,359
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.42%
Jones Lang LaSalle Inc.	10,338	1,752,394

		1,752,394

46	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2018

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.31%
First Solar Inc.[a]	18,542	$1,314,813

		1,314,813
SOFTWARE — 1.37%
CA Inc.	71,189	2,477,377
Dell Technologies Inc. Class Va	45,386	3,257,353

		5,734,730
SPECIALTY RETAIL — 3.16%
AutoNation Inc.[a]	13,749	635,066
AutoZone Inc.[a]	6,204	3,874,522
Best Buy Co. Inc.	57,901	4,431,164
Gap Inc. (The)	49,565	1,449,281
L Brands Inc.	55,875	1,950,596
Williams-Sonoma Inc.	17,741	848,020

		13,188,649
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.24%
NetApp Inc.	60,997	4,061,180
Seagate Technology PLC	64,845	3,753,877
Xerox Corp.	49,115	1,544,667

		9,359,724
TEXTILES, APPAREL & LUXURY GOODS — 1.94%
Hanesbrands Inc.	82,621	1,526,010
Michael Kors Holdings Ltd.[a]	34,623	2,368,906
PVH Corp.	17,514	2,796,460
Ralph Lauren Corp.	12,726	1,397,951

		8,089,327
THRIFTS & MORTGAGE FINANCE — 0.52%
MGIC Investment Corp.[a]	85,244	854,145
New York Community Bancorp. Inc.	112,432	1,335,692

		2,189,837
TRADING COMPANIES & DISTRIBUTORS — 1.18%
HD Supply Holdings Inc.[a]	42,513	1,645,678
WW Grainger Inc.	11,624	3,270,413

		4,916,091

TOTAL COMMON STOCKS
(Cost: $365,216,605)		417,430,424

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.96%

MONEY MARKET FUNDS — 0.96%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[c,d,e]	3,552,612	$3,552,968
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[c,d]	454,765	454,765

		4,007,733

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,007,377)		4,007,733

TOTAL INVESTMENTS IN SECURITIES — 100.87%
(Cost: $369,223,982)		421,438,157
Other Assets, Less Liabilities — (0.87)%		(3,637,231)

NET ASSETS — 100.00%		$417,800,926

NVS  —   Non-Voting Shares

[a]	Non-income producing security.
[b]	All or a portion of this security is on loan.
[c]	Affiliate of the Fund.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	15,647,082	—		(12,094,470)[b]	3,552,612	$3,552,968	$65,660	[c]	$(2,958)	$(197)
BlackRock Cash Funds: Treasury, SL Agency Shares	172,460	282,305	[b]	—	454,765	454,765	5,907		—	—

						$4,007,733	$71,567		$(2,958)	$(197)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$417,430,424	$—	$—	$417,430,424
Money market funds	4,007,733	—	—	4,007,733

Total	$421,438,157	$—	$—	$421,438,157

See notes to financial statements.

48	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.92%

AEROSPACE & DEFENSE — 1.00%
Aerojet Rocketdyne Holdings Inc.[a,b]	30,680	$857,199
KLX Inc.[a]	20,575	1,609,582

		2,466,781
AIR FREIGHT & LOGISTICS — 0.25%
Hub Group Inc. Class Aa	13,775	605,411

		605,411
AIRLINES — 0.33%
Allegiant Travel Co.	5,120	820,480

		820,480
AUTO COMPONENTS — 1.59%
Dana Inc.	59,332	1,407,948
Tenneco Inc.	21,075	941,842
Visteon Corp.[a]	12,631	1,571,802

		3,921,592
AUTOMOBILES — 0.18%
Winnebago Industries Inc.	11,768	446,007

		446,007
BANKS — 13.25%
BancFirst Corp.	6,906	394,678
Bank of Hawaii Corp.	17,291	1,456,075
BankUnited Inc.	43,650	1,728,976
Banner Corp.	13,329	765,085
Berkshire Hills Bancorp. Inc.	14,979	568,453
Cathay General Bancorp.	31,151	1,246,351
CenterState Bank Corp.	24,940	722,761
Chemical Financial Corp.	29,128	1,598,836
Columbia Banking System Inc.	29,838	1,199,786
Community Bank System Inc.	20,752	1,167,300
CVB Financial Corp.	41,853	927,044
First Busey Corp.	17,087	506,630
First Citizens BancShares Inc./NC Class A	3,552	1,535,494
First Financial Bancorp.	39,870	1,233,976
First Horizon National Corp.	133,520	2,443,416
First Merchants Corp.	17,070	735,376
Glacier Bancorp. Inc.	32,426	1,200,735
Great Western Bancorp. Inc.	24,035	988,800
Hilltop Holdings Inc.	30,587	685,761
Home BancShares Inc./AR	64,580	1,500,839
Independent Bank Corp./Rockland MA	11,237	812,435
Independent Bank Group Inc.	7,142	509,939

Security	Shares	Value
MB Financial Inc.	34,311	$1,462,335
Renasant Corp.	17,527	792,746
South State Corp.	15,017	1,299,721
UMB Financial Corp.	17,992	1,377,827
Union Bankshares Corp.	22,286	842,634
United Community Banks Inc./GA	30,057	959,720
Wintrust Financial Corp.	22,969	2,054,577

		32,718,306
BEVERAGES — 0.33%
Boston Beer Co. Inc. (The) NVS[a,b]	3,601	807,164

		807,164
BIOTECHNOLOGY — 3.80%
Acceleron Pharma Inc.[a,b]	15,708	548,366
AnaptysBio Inc.[a,b]	5,952	558,179
Array BioPharma Inc.[a,b]	84,825	1,150,227
Avexis Inc.[a]	12,970	2,758,200
FibroGen Inc.[a,b]	31,158	1,416,131
Immunomedics Inc.[a,b]	44,023	801,659
Loxo Oncology Inc.[a,b]	8,903	1,120,977
OPKO Health Inc.[a,b]	148,541	451,565
Spectrum Pharmaceuticals Inc.[a,b]	37,011	589,215

		9,394,519
BUILDING PRODUCTS — 1.63%
Apogee Enterprises Inc.	11,609	477,246
Armstrong World Industries Inc.[a]	21,607	1,209,992
Builders FirstSource Inc.[a]	46,139	841,114
Masonite International Corp.[a]	11,590	703,513
Universal Forest Products Inc.	25,006	797,191

		4,029,056
CAPITAL MARKETS — 2.85%
BGC Partners Inc. Class A	104,219	1,392,366
Evercore Inc. Class A	16,849	1,705,961
LPL Financial Holdings Inc.	36,784	2,228,007
Stifel Financial Corp.	29,353	1,710,693

		7,037,027
CHEMICALS — 4.13%
Cabot Corp.	25,250	1,410,465
Ferro Corp.[a]	34,258	754,018
GCP Applied Technologies Inc.[a]	29,265	838,442
HB Fuller Co.	20,642	1,021,160
Ingevity Corp.[a]	17,199	1,321,399
Innospec Inc.	9,948	723,220
Minerals Technologies Inc.	14,476	999,568
PolyOne Corp.	33,045	1,382,933

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2018

Security	Shares	Value
Sensient Technologies Corp.	17,632	$1,175,173
Stepan Co.	8,078	568,045

		10,194,423
COMMERCIAL SERVICES & SUPPLIES — 2.78%
ABM Industries Inc.	26,783	833,755
Brady Corp. Class A NVS	19,694	716,861
Brink’s Co. (The)	20,661	1,524,782
Covanta Holding Corp.	53,520	797,448
Herman Miller Inc.	24,377	748,374
HNI Corp.	17,667	589,901
Matthews International Corp. Class A	13,192	648,387
UniFirst Corp./MA	6,322	1,015,313

		6,874,821
COMMUNICATIONS EQUIPMENT — 2.93%
Acacia Communications Inc.[a,b]	7,894	222,216
Ciena Corp.[a]	58,959	1,518,194
EchoStar Corp. Class Aa	19,669	1,033,409
Finisar Corp.[a]	46,582	725,748
Oclaro Inc.[a]	69,218	548,207
Plantronics Inc.	13,512	880,307
ViaSat Inc.[a,b]	22,373	1,431,424
Viavi Solutions Inc.[a]	92,296	872,197

		7,231,702
CONSTRUCTION & ENGINEERING — 2.16%
Comfort Systems USA Inc.	15,187	640,891
Dycom Industries Inc.[a,b]	12,741	1,323,280
Granite Construction Inc.	16,296	853,585
MasTec Inc.[a]	27,383	1,204,852
Valmont Industries Inc.	9,271	1,317,409

		5,340,017
CONSUMER FINANCE — 0.83%
FirstCash Inc.	19,019	1,648,947
LendingClub Corp.[a,b]	153,533	413,004

		2,061,951
CONTAINERS & PACKAGING — 0.34%
Silgan Holdings Inc.	30,214	848,107

		848,107
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.38%
Vonage Holdings Corp.[a]	85,010	950,412

		950,412
ELECTRIC UTILITIES — 0.29%
Otter Tail Corp.	16,189	709,888

		709,888

Security	Shares	Value
ELECTRICAL EQUIPMENT — 0.46%
Generac Holdings Inc.[a,b]	25,390	$1,142,804

		1,142,804
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.79%
Knowles Corp.[a]	36,528	467,559
TTM Technologies Inc.[a,b]	37,629	524,548
Vishay Intertechnology Inc.	53,929	951,847

		1,943,954
ENERGY EQUIPMENT & SERVICES — 1.13%
C&J Energy Services Inc.[a]	26,033	777,346
Dril-Quip Inc.[a,b]	15,580	645,791
Forum Energy Technologies Inc.[a]	29,612	373,111
U.S. Silica Holdings Inc.	32,903	990,709

		2,786,957
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 12.52%
Alexander’s Inc.	1,544	607,332
American Assets Trust Inc.	16,938	568,609
Columbia Property Trust Inc.	48,981	1,046,234
Corporate Office Properties Trust	41,377	1,138,281
EastGroup Properties Inc.	14,192	1,274,158
Education Realty Trust Inc.[b]	30,958	1,018,828
Empire State Realty Trust Inc. Class A	52,487	914,324
First Industrial Realty Trust Inc.	49,092	1,527,252
Four Corners Property Trust Inc.	24,999	566,477
GEO Group Inc. (The)	50,670	1,140,075
Healthcare Realty Trust Inc.[b]	51,021	1,419,914
JBG SMITH Properties	38,148	1,406,517
Life Storage Inc.	19,003	1,680,625
LTC Properties Inc.	16,189	585,232
National Health Investors Inc.[b]	16,967	1,158,337
Pebblebrook Hotel Trust[b]	28,169	985,633
Piedmont Office Realty Trust Inc. Class A	55,178	988,790
PS Business Parks Inc.	8,128	936,996
Rayonier Inc.	52,734	1,961,177
RLJ Lodging Trust	71,389	1,482,750
Ryman Hospitality Properties Inc.[b]	20,912	1,639,083
STAG Industrial Inc.	38,435	944,348
Sunstone Hotel Investors Inc.[b]	92,059	1,436,120
Tanger Factory Outlet Centers Inc.	38,621	847,731
Taubman Centers Inc.	24,883	1,392,950
Washington REIT	32,055	920,620

50	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2018

Security	Shares	Value
Weingarten Realty Investors	48,801	$1,340,564

		30,928,957
FOOD & STAPLES RETAILING — 0.45%
Performance Food Group Co.[a]	34,415	1,116,767

		1,116,767
FOOD PRODUCTS — 2.04%
Cal-Maine Foods Inc.[a]	12,160	592,192
Darling Ingredients Inc.[a]	67,290	1,153,350
Hain Celestial Group Inc. (The)[a]	42,453	1,236,656
J&J Snack Foods Corp.	6,104	838,751
Lancaster Colony Corp.	7,963	1,000,073
Tootsie Roll Industries Inc.[b]	7,978	227,772

		5,048,794
GAS UTILITIES — 2.35%
New Jersey Resources Corp.	35,785	1,479,710
ONE Gas Inc.	21,353	1,488,731
South Jersey Industries Inc.	34,240	1,058,016
WGL Holdings Inc.	20,982	1,785,568

		5,812,025
HEALTH CARE EQUIPMENT & SUPPLIES — 1.22%
CONMED Corp.	10,171	661,420
Haemonetics Corp.[a]	21,835	1,704,004
Integer Holdings Corp.[a]	11,599	636,785

		3,002,209
HEALTH CARE PROVIDERS & SERVICES — 3.50%
Acadia Healthcare Co. Inc.[a,b]	33,415	1,188,906
AMN Healthcare Services Inc.[a]	19,470	1,301,570
MEDNAX Inc.[a]	38,318	1,759,179
Molina Healthcare Inc.[a,b]	18,788	1,564,101
Premier Inc. Class Aa,b	22,352	737,392
Select Medical Holdings Corp.[a]	43,737	789,453
Tenet Healthcare Corp.[a]	33,044	791,073
Tivity Health Inc.[a,b]	13,978	502,509

		8,634,183
HEALTH CARE TECHNOLOGY — 0.35%
Allscripts Healthcare Solutions Inc.[a]	73,882	858,509

		858,509
HOTELS, RESTAURANTS & LEISURE — 2.58%
Bloomin’ Brands Inc.	37,286	882,187
Cheesecake Factory Inc. (The)	17,439	905,956
Cracker Barrel Old Country Store Inc.	9,806	1,613,969
ILG Inc.	43,129	1,471,993
La Quinta Holdings Inc.[a,b]	32,790	640,716

Security	Shares	Value
Red Rock Resorts Inc. Class A	28,077	$847,645

		6,362,466
HOUSEHOLD DURABLES — 1.24%
Helen of Troy Ltd.[a]	11,017	982,166
KB Home	34,493	915,789
TopBuild Corp.[a]	14,520	1,157,244

		3,055,199
HOUSEHOLD PRODUCTS — 0.58%
Central Garden & Pet Co.[a,b]	4,270	160,082
Central Garden & Pet Co. NVS[a]	14,308	507,934
WD-40 Co.	5,709	753,017

		1,421,033
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.36%
NRG Yield Inc. Class A	14,129	248,812
NRG Yield Inc. Class C	25,649	456,552
TerraForm Power Inc. Class A	17,127	190,966

		896,330
INSURANCE — 3.83%
Argo Group International Holdings Ltd.	13,944	815,027
Employers Holdings Inc.	13,361	546,465
Enstar Group Ltd.[a]	4,299	903,435
Kemper Corp.	19,972	1,348,110
Mercury General Corp.	14,919	682,246
National General Holdings Corp.	24,839	640,101
Navigators Group Inc. (The)	9,168	517,992
Primerica Inc.	17,918	1,733,566
RLI Corp.	15,904	1,006,405
White Mountains Insurance Group Ltd.	1,456	1,259,862

		9,453,209
INTERNET & DIRECT MARKETING RETAIL — 0.37%
Liberty Expedia Holdings Inc. Class Aa	22,233	907,106

		907,106
INTERNET SOFTWARE & SERVICES — 0.98%
Cars.com Inc.[a,b]	29,239	832,727
j2 Global Inc.	20,057	1,592,124

		2,424,851
IT SERVICES — 2.38%
Blackhawk Network Holdings Inc.[a,b]	22,806	1,023,989
CACI International Inc. Class Aa	10,061	1,519,714
CoreLogic Inc./U.S.[a]	33,289	1,647,806
Science Applications International Corp.	17,471	1,498,837

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2018

Security	Shares	Value
TTEC Holdings Inc.	5,866	$187,712

		5,878,058
MACHINERY — 3.62%
Barnes Group Inc.	20,008	1,111,044
EnPro Industries Inc.	8,821	662,898
Franklin Electric Co. Inc.	15,811	648,251
Hillenbrand Inc.	25,749	1,193,466
ITT Inc.	35,950	1,757,595
Mueller Industries Inc.	23,516	639,165
REV Group Inc.	11,376	205,337
SPX FLOW Inc.[a]	17,360	781,200
Watts Water Technologies Inc. Class A	11,313	842,819
Welbilt Inc.[a,b]	56,967	1,091,488

		8,933,263
MARINE — 0.76%
Kirby Corp.[a,b]	21,949	1,872,250

		1,872,250
MEDIA — 2.21%
Cable One Inc.	1,917	1,217,525
Cinemark Holdings Inc.	43,298	1,695,983
Emerald Expositions Events Inc.	9,794	188,730
John Wiley & Sons Inc. Class A	18,139	1,196,267
Nexstar Media Group Inc. Class A	18,615	1,158,784

		5,457,289
METALS & MINING — 2.05%
Allegheny Technologies Inc.[a]	51,336	1,363,998
Carpenter Technology Corp.	19,166	1,020,781
Coeur Mining Inc.[a,b]	75,758	573,488
Hecla Mining Co.	163,164	624,918
Kaiser Aluminum Corp.	6,846	674,605
Worthington Industries Inc.	17,865	795,528

		5,053,318
MULTILINE RETAIL — 0.30%
Big Lots Inc.	17,172	728,951

		728,951
OIL, GAS & CONSUMABLE FUELS — 2.03%
Carrizo Oil & Gas Inc.[a]	31,608	634,373
CNX Resources Corp.[a]	82,270	1,222,532
Gulfport Energy Corp.[a]	67,314	626,020
Laredo Petroleum Inc.[a]	54,485	599,335
SemGroup Corp. Class A	26,995	678,924
SM Energy Co.	41,953	1,004,774
Tellurian Inc.[a,b]	25,730	244,950

		5,010,908

Security	Shares	Value
PAPER & FOREST PRODUCTS — 0.22%
Neenah Inc.	6,897	$537,966

		537,966
PERSONAL PRODUCTS — 0.20%
USANA Health Sciences Inc.[a]	4,607	486,269

		486,269
PHARMACEUTICALS — 0.58%
Akorn Inc.[a]	38,378	553,795
Horizon Pharma PLC[a]	66,952	886,444

		1,440,239
PROFESSIONAL SERVICES — 1.15%
ASGN Inc.[a]	20,036	1,615,503
Korn/Ferry International	23,078	1,233,750

		2,849,253
ROAD & RAIL — 0.41%
Saia Inc.[a,b]	10,489	692,798
Schneider National Inc. Class B	12,269	327,337

		1,020,135
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.69%
Amkor Technology Inc.[a]	51,808	428,970
Diodes Inc.[a]	15,658	447,036
Kulicke & Soffa Industries Inc.[a]	28,847	660,308
Semtech Corp.[a]	27,109	1,065,384
Versum Materials Inc.	44,503	1,565,615

		4,167,313
SOFTWARE — 0.28%
Progress Software Corp.	18,950	699,824

		699,824
SPECIALTY RETAIL — 1.48%
Aaron’s Inc.	25,193	1,052,312
Children’s Place Inc. (The)	6,727	858,029
Lithia Motors Inc. Class A	9,814	940,770
Murphy USA Inc.[a,b]	12,867	805,088

		3,656,199
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.19%
Diebold Nixdorf Inc.	31,023	476,203

		476,203
TEXTILES, APPAREL & LUXURY GOODS — 1.46%
Columbia Sportswear Co.	11,989	995,207
Skechers U.S.A. Inc. Class Aa	55,425	1,579,613
Steven Madden Ltd.	21,613	1,042,827

		3,617,647

52	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2018

Security	Shares	Value
THRIFTS & MORTGAGE FINANCE — 1.37%
BofI Holding Inc.[a]	22,469	$905,051
Northwest Bancshares Inc.	41,923	695,922
Walker & Dunlop Inc.	11,448	653,795
Washington Federal Inc.	35,282	1,120,204

		3,374,972
TOBACCO — 0.35%
Vector Group Ltd.	44,179	861,491

		861,491
TRADING COMPANIES & DISTRIBUTORS — 2.74%
Air Lease Corp.	39,224	1,635,249
Applied Industrial Technologies Inc.	15,800	1,010,410
MRC Global Inc.[a]	38,595	722,884
MSC Industrial Direct Co. Inc. Class A	18,406	1,591,015
Rush Enterprises Inc. Class Aa	12,805	522,828
Univar Inc.[a]	46,607	1,284,489

		6,766,875
WATER UTILITIES — 0.65%
American States Water Co.	14,999	835,744
California Water Service Group	19,599	759,462

		1,595,206

TOTAL COMMON STOCKS
(Cost: $217,524,098)		246,736,646

SHORT-TERM INVESTMENTS — 7.58%

MONEY MARKET FUNDS — 7.58%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[c,d,e]	18,537,935	18,539,788
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[c,d]	172,408	172,408

		18,712,196

TOTAL SHORT-TERM INVESTMENTS
(Cost: $18,710,671)		18,712,196

Value
TOTAL INVESTMENTS IN SECURITIES — 107.50%
(Cost: $236,234,769)	$265,448,842
Other Assets, Less Liabilities — (7.50)%	(18,510,398)

NET ASSETS — 100.00%	$246,938,444

NVS — Non-Voting Shares

[a]	Non-income producing security.
[b]	All or a portion of this security is on loan.
[c]	Affiliate of the Fund.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	19,820,010	—		(1,282,075)[b]	18,537,935	$18,539,788	$182,551	[c]	$(4,517)	$(2,984)
BlackRock Cash Funds: Treasury, SL Agency Shares	23,943	148,465	[b]	—	172,408	172,408	2,542		—	—

						$18,712,196	$185,093		$(4,517)	$(2,984)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$246,736,646	$—	$—	$246,736,646
Money market funds	18,712,196	—	—	18,712,196

Total	$265,448,842	$—	$—	$265,448,842

See notes to financial statements.

54	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.92%

AEROSPACE & DEFENSE — 0.51%
Cubic Corp.[a]	6,739	$416,133
Mercury Systems Inc.[b]	12,989	416,687

		832,820
AIR FREIGHT & LOGISTICS — 0.26%
Forward Air Corp.	7,980	430,840

		430,840
AUTO COMPONENTS — 0.91%
Dorman Products Inc.[a,b]	8,039	516,586
Fox Factory Holding Corp.[a,b]	10,167	338,053
LCI Industries	6,726	640,988

		1,495,627
BANKS — 4.24%
Ameris Bancorp.	10,303	532,665
Cadence BanCorp	7,467	218,260
Eagle Bancorp. Inc.[b]	8,375	491,613
FCB Financial Holdings Inc. Class Ab	11,991	693,080
First Financial Bankshares Inc.[a]	18,175	900,571
Investors Bancorp. Inc.	68,342	913,733
LegacyTexas Financial Group Inc.	11,414	468,773
Pacific Premier Bancorp. Inc.[b]	10,456	415,626
ServisFirst Bancshares Inc.	12,154	509,982
Texas Capital Bancshares Inc.[b]	13,352	1,317,175
TowneBank/Portsmouth VA	17,277	516,582

		6,978,060
BEVERAGES — 0.30%
Coca-Cola Bottling Co. Consolidated	1,252	210,824
National Beverage Corp.	3,146	277,981

		488,805
BIOTECHNOLOGY — 8.70%
ACADIA Pharmaceuticals Inc.[a,b]	26,412	417,574
Agios Pharmaceuticals Inc.[a,b]	12,890	1,081,600
Amicus Therapeutics Inc.[b]	49,720	703,538
Blueprint Medicines Corp.[a,b]	10,461	802,568
Emergent BioSolutions Inc.[b]	9,450	490,077
Foundation Medicine Inc.[b]	3,925	299,674
Global Blood Therapeutics Inc.[b]	12,685	560,043
Halozyme Therapeutics Inc.[b]	35,795	677,599
Insmed Inc.[a,b]	20,630	501,928
Intercept Pharmaceuticals Inc.[a,b]	5,614	381,808
Intrexon Corp.[a,b]	17,875	324,968
Ironwood Pharmaceuticals Inc.[a,b]	36,444	660,365

Security	Shares	Value
Ligand Pharmaceuticals Inc.[b]	5,680	$879,548
MiMedx Group Inc.[a,b]	27,725	227,622
Myriad Genetics Inc.[a,b]	18,813	532,220
Portola Pharmaceuticals Inc.[b]	17,562	634,515
Puma Biotechnology Inc.[a,b]	8,189	522,049
Radius Health Inc.[b]	10,950	330,690
Sage Therapeutics Inc.[b]	12,311	1,771,799
Sarepta Therapeutics Inc.[a,b]	16,338	1,247,570
Spark Therapeutics Inc.[a,b]	8,470	646,430
Ultragenyx Pharmaceutical Inc.[b]	12,416	631,229

		14,325,414
BUILDING PRODUCTS — 1.51%
AAON Inc.	10,877	369,818
American Woodmark Corp.[b]	3,821	314,086
Patrick Industries Inc.[b]	6,532	371,671
Simpson Manufacturing Co. Inc.	11,182	611,432
Trex Co. Inc.[b]	7,916	822,314

		2,489,321
CAPITAL MARKETS — 1.83%
Cohen & Steers Inc.	5,652	226,645
Financial Engines Inc.	16,970	757,711
Interactive Brokers Group Inc. Class A	19,220	1,426,124
Morningstar Inc.	4,924	534,648
WisdomTree Investments Inc.	6,718	71,009

		3,016,137
CHEMICALS — 1.34%
Balchem Corp.	8,618	760,452
Kraton Corp.[b]	8,538	389,931
PQ Group Holdings Inc.[b]	7,709	107,155
Quaker Chemical Corp.	3,585	526,959
Tronox Ltd. Class A	24,514	421,151

		2,205,648
COMMERCIAL SERVICES & SUPPLIES — 2.59%
Advanced Disposal Services Inc.[b]	11,211	247,090
Cimpress NVa,b	7,669	1,102,879
Clean Harbors Inc.[b]	13,835	633,643
Healthcare Services Group Inc.	19,816	765,492
MSA Safety Inc.	9,150	794,586
Tetra Tech Inc.	15,024	727,162

		4,270,852
COMMUNICATIONS EQUIPMENT — 0.93%
InterDigital Inc./PA	9,318	693,725
Lumentum Holdings Inc.[b]	16,781	846,602

		1,540,327

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2018

Security	Shares	Value
CONSTRUCTION & ENGINEERING — 0.70%
EMCOR Group Inc.	15,702	$1,155,510

		1,155,510
CONSTRUCTION MATERIALS — 0.51%
Summit Materials Inc. Class Ab	29,581	832,409

		832,409
CONSUMER FINANCE — 0.46%
Green Dot Corp. Class Ab	12,415	754,956

		754,956
DISTRIBUTORS — 0.16%
Core-Mark Holding Co. Inc.	12,458	256,759

		256,759
DIVERSIFIED CONSUMER SERVICES — 1.77%
Chegg Inc.[b]	22,143	513,939
Grand Canyon Education Inc.[b]	12,985	1,350,310
Sotheby’sb	10,032	529,690
Weight Watchers International Inc.[b]	7,470	523,273

		2,917,212
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.36%
Cogent Communications Holdings Inc.	11,149	525,675
Globalstar Inc.[a,b]	105,763	64,685

		590,360
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.11%
Dolby Laboratories Inc. Class A	16,348	977,937
II-VI Inc.[a,b]	14,801	563,918
Itron Inc.[b]	9,185	600,699
Littelfuse Inc.	6,678	1,248,252
Methode Electronics Inc.	9,918	395,728
Novanta Inc.[a,b]	8,668	509,679
OSI Systems Inc.[a,b]	4,817	308,384
Rogers Corp.[b]	4,931	526,138

		5,130,735
ENERGY EQUIPMENT & SERVICES — 0.13%
Keane Group Inc.[b]	14,231	221,292

		221,292
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.19%
Acadia Realty Trust	22,529	531,684
Alexander & Baldwin Inc.	18,219	417,215
CoreSite Realty Corp.	9,210	958,761
Global Net Lease Inc.	18,132	337,436
Gramercy Property Trust	43,211	1,015,458

Security	Shares	Value
Paramount Group Inc.	54,893	$787,715
Physicians Realty Trust	48,206	720,198
QTS Realty Trust Inc. Class A	13,622	482,083
Retail Opportunity Investments Corp.[a]	30,271	520,661
Rexford Industrial Realty Inc.	21,116	645,094
Spirit Realty Capital Inc.	122,609	987,002
Terreno Realty Corp.	14,925	554,464
Urban Edge Properties	28,501	586,266

		8,544,037
FOOD & STAPLES RETAILING — 0.83%
PriceSmart Inc.	6,136	537,513
Sprouts Farmers Market Inc.[a,b]	33,287	833,174

		1,370,687
HEALTH CARE EQUIPMENT & SUPPLIES — 7.83%
Cantel Medical Corp.	9,560	1,071,389
DexCom Inc.[a,b]	23,366	1,709,924
Globus Medical Inc. Class Aa,b	19,495	997,949
ICU Medical Inc.[b]	4,063	1,022,657
Inogen Inc.[b]	4,658	654,822
Insulet Corp.[b]	15,701	1,350,286
Integra LifeSciences Holdings Corp.[b]	17,096	1,053,626
Merit Medical Systems Inc.[b]	13,535	656,448
Neogen Corp.[b]	13,857	944,355
Nevro Corp.[a,b]	7,498	670,021
NuVasive Inc.[a,b]	13,788	733,659
NxStage Medical Inc.[b]	17,838	474,848
Penumbra Inc.[a,b]	8,032	998,779
Wright Medical Group NVb	28,435	557,610

		12,896,373
HEALTH CARE PROVIDERS & SERVICES — 1.67%
Amedisys Inc.[a,b]	7,684	507,836
Chemed Corp.	4,345	1,339,216
HealthEquity Inc.[a,b]	13,872	910,974

		2,758,026
HEALTH CARE TECHNOLOGY — 1.78%
Cotiviti Holdings Inc.[b]	10,241	353,724
HMS Holdings Corp.[b]	22,319	401,965
Medidata Solutions Inc.[a,b]	15,930	1,136,765
Omnicell Inc.[b]	10,442	450,050
Teladoc Inc.[a,b]	13,794	593,142

		2,935,646
HOTELS, RESTAURANTS & LEISURE — 6.29%
Boyd Gaming Corp.	22,092	733,675
Choice Hotels International Inc.	9,743	779,927

56	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2018

Security	Shares	Value
Churchill Downs Inc.	3,049	$837,256
Dave & Buster’s Entertainment Inc.[a,b]	10,345	439,559
Eldorado Resorts Inc.[a,b]	16,133	653,387
Hilton Grand Vacations Inc.[b]	26,633	1,145,219
Hyatt Hotels Corp. Class A	12,937	994,467
Jack in the Box Inc.	7,944	712,577
Marriott Vacations Worldwide Corp.	6,353	778,941
Papa John’s International Inc.	6,612	409,944
Planet Fitness Inc. Class Ab	23,072	929,571
Texas Roadhouse Inc.	17,662	1,131,781
Wendy’s Co. (The)	48,295	808,458

		10,354,762
HOUSEHOLD DURABLES — 0.91%
Installed Building Products Inc.[b]	5,667	326,986
iRobot Corp.[a,b]	7,521	438,926
Roku Inc.[b]	5,358	174,349
Tempur Sealy International Inc.[a,b]	12,427	556,108

		1,496,369
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.60%
Ormat Technologies Inc.	9,665	559,604
Pattern Energy Group Inc. Class A	23,767	432,084

		991,688
INSURANCE — 0.41%
ProAssurance Corp.	14,363	679,370

		679,370
INTERNET & DIRECT MARKETING RETAIL — 1.30%
Groupon Inc.[a,b]	107,406	498,364
Nutrisystem Inc.	8,165	236,785
Shutterfly Inc.[b]	8,751	708,131
Wayfair Inc. Class Aa,b	11,254	701,124

		2,144,404
INTERNET SOFTWARE & SERVICES — 7.09%
2U Inc.[a,b]	14,043	1,130,321
Alarm.com Holdings Inc.[a,b]	6,774	273,534
Box Inc. Class Ab	32,545	743,979
Cargurus Inc.[a,b]	2,754	85,154
Cision Ltd.[b]	10,626	142,282
Cloudera Inc.[a,b]	22,054	314,269
Cornerstone OnDemand Inc.[b]	14,191	626,249
Coupa Software Inc.[b]	7,295	338,269
Envestnet Inc.[b]	11,919	647,202
Etsy Inc.[b]	29,790	891,913
GTT Communications Inc.[b]	8,780	421,879

Security	Shares	Value
MongoDB Inc.[b]	3,588	$129,132
New Relic Inc.[b]	11,482	802,477
Nutanix Inc. Class Ab	17,445	882,543
Pandora Media Inc.[a,b]	67,255	377,301
Q2 Holdings Inc.[b]	9,050	445,712
Shutterstock Inc.[a,b]	4,989	210,236
Stamps.com Inc.[b]	4,394	1,000,733
Trade Desk Inc. (The) Class Ab	5,908	302,312
TrueCar Inc.[b]	21,075	208,643
Twilio Inc. Class Aa,b	18,519	781,687
Yelp Inc.[b]	20,512	919,963

		11,675,790
IT SERVICES — 2.31%
Acxiom Corp.[b]	21,314	553,738
EPAM Systems Inc.[b]	13,468	1,540,066
ExlService Holdings Inc.[b]	9,208	532,314
MAXIMUS Inc.	17,547	1,186,704

		3,812,822
LIFE SCIENCES TOOLS & SERVICES — 0.28%
Cambrex Corp.[a,b]	8,842	468,184

		468,184
MACHINERY — 2.50%
Albany International Corp. Class A	7,814	462,198
ESCO Technologies Inc.	6,964	388,940
John Bean Technologies Corp.	8,496	915,444
Mueller Water Products Inc. Class A	42,746	418,483
Proto Labs Inc.[b]	6,733	802,237
RBC Bearings Inc.[b]	6,533	760,311
Sun Hydraulics Corp.	7,718	374,863

		4,122,476
MEDIA — 1.36%
IMAX Corp.[b]	15,059	349,369
Madison Square Garden Co. (The) Class Ab	4,448	1,080,953
New York Times Co. (The) Class Aa	34,411	806,938

		2,237,260
MULTILINE RETAIL — 0.50%
Ollie’s Bargain Outlet Holdings Inc.[a,b]	13,267	825,207

		825,207
OIL, GAS & CONSUMABLE FUELS — 2.62%
Callon Petroleum Co.[b]	54,309	755,438
Extraction Oil & Gas Inc.[a,b]	33,269	469,758
Jagged Peak Energy Inc.[b]	8,677	124,342
Kosmos Energy Ltd.[b]	62,025	436,656

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2018

Security	Shares	Value
Matador Resources Co.[a,b]	26,154	$856,282
PDC Energy Inc.[b]	17,718	948,622
SRC Energy Inc.[a,b]	65,102	718,726

		4,309,824
PHARMACEUTICALS — 3.90%
Aerie Pharmaceuticals Inc.[b]	10,156	519,987
Corcept Therapeutics Inc.[a,b]	25,701	428,693
Medicines Co. (The)[b]	17,352	522,122
Nektar Therapeutics[a,b]	43,259	3,619,048
Prestige Brands Holdings Inc.[a,b]	14,272	420,168
Supernus Pharmaceuticals Inc.[b]	13,874	650,690
Theravance Biopharma Inc.[b]	11,141	268,164

		6,428,872
PROFESSIONAL SERVICES — 1.46%
Exponent Inc.	6,945	600,048
Insperity Inc.	9,934	797,203
TriNet Group Inc.[b]	11,027	569,545
WageWorks Inc.[a,b]	10,697	445,530

		2,412,326
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.66%
HFF Inc. Class A	9,902	347,956
Kennedy-Wilson Holdings Inc.	35,875	679,831
Redfin Corp.[a,b]	2,689	57,545

		1,085,332
ROAD & RAIL — 0.84%
Heartland Express Inc.[a]	13,511	240,901
Landstar System Inc.	11,291	1,147,730

		1,388,631
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.42%
Advanced Energy Industries Inc.[b]	10,660	634,803
Ambarella Inc.[a,b]	8,980	418,378
Brooks Automation Inc.	18,966	471,874
Cabot Microelectronics Corp.	6,889	698,889
Cirrus Logic Inc.[a,b]	17,045	621,631
Cree Inc.[a,b]	26,390	984,875
Entegris Inc.	37,951	1,222,022
Inphi Corp.[a,b]	11,497	328,584
Integrated Device Technology Inc.[a,b]	35,588	990,414
MACOM Technology Solutions Holdings Inc.[a,b]	11,212	186,344
MaxLinear Inc.[a,b]	16,403	366,279
Power Integrations Inc.	8,029	544,366
Rambus Inc.[b]	29,567	399,155

Security	Shares	Value
Silicon Laboratories Inc.[b]	11,486	$1,067,049

		8,934,663
SOFTWARE — 9.14%
ACI Worldwide Inc.[a,b]	31,177	724,865
Blackline Inc.[b]	10,263	424,888
CommVault Systems Inc.[b]	11,250	786,938
Ebix Inc.	5,943	460,583
Ellie Mae Inc.[a,b]	9,205	891,688
Fair Isaac Corp.[b]	8,086	1,400,334
FireEye Inc.[a,b]	47,166	851,346
HubSpot Inc.[a,b]	9,472	1,003,085
Imperva Inc.[b]	8,532	381,807
Manhattan Associates Inc.[b]	18,285	787,352
Paylocity Holding Corp.[a,b]	7,364	402,295
Pegasystems Inc.	9,856	601,709
Proofpoint Inc.[b]	13,532	1,595,964
Qualys Inc.[a,b]	8,734	672,081
RealPage Inc.[a,b]	15,826	846,691
RingCentral Inc. Class Aa,b	17,460	1,170,693
Zendesk Inc.[b]	27,295	1,330,631
Zynga Inc. Class Ab	210,913	727,650

		15,060,600
SPECIALTY RETAIL — 1.71%
Five Below Inc.[a,b]	14,854	1,048,841
Floor & Decor Holdings Inc. Class Ab	8,705	483,911
Monro Inc.	8,826	493,815
National Vision Holdings Inc.[b]	8,863	294,960
RHa,b	5,107	487,463

		2,808,990
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.56%
3D Systems Corp.[a,b]	30,686	308,087
Pure Storage Inc. Class Ab	30,369	614,365

		922,452
THRIFTS & MORTGAGE FINANCE — 1.00%
Essent Group Ltd.[b]	22,146	729,932
LendingTree Inc.[a,b]	2,075	494,680
WSFS Financial Corp.	8,465	424,097

		1,648,709
TRADING COMPANIES & DISTRIBUTORS — 1.15%
Beacon Roofing Supply Inc.[b]	18,280	894,806
GMS Inc.[b]	8,515	265,327
SiteOne Landscape Supply Inc.[a,b]	10,750	736,375

		1,896,508

58	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2018

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 0.29%
Shenandoah Telecommunications Co.	12,470	$470,742

		470,742

TOTAL COMMON STOCKS
(Cost: $135,821,377)		164,613,834

SHORT-TERM INVESTMENTS — 21.05%

MONEY MARKET FUNDS — 21.05%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[c,d,e]	34,493,817	34,497,266
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[c,d]	178,468	178,468

		34,675,734

TOTAL SHORT-TERM INVESTMENTS
(Cost: $34,672,820)		34,675,734

TOTAL INVESTMENTS IN SECURITIES — 120.97%
(Cost: $170,494,197)		199,289,568

Other Assets, Less Liabilities — (20.97)%		(34,552,533)

NET ASSETS — 100.00%		$164,737,035

[a]	All or a portion of this security is on loan.
[b]	Non-income producing security.
[c]	Affiliate of the Fund.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	23,737,327	10,756,490	[b]	—	34,493,817	$34,497,266	$152,698	[c]	$(5,157)	$(5,161)
BlackRock Cash Funds: Treasury, SL Agency Shares	506,942	—		(328,474)[b]	178,468	178,468	988		—	—

						$34,675,734	$153,686		$(5,157)	$(5,161)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$164,613,834	$—	$—	$164,613,834
Money market funds	34,675,734	—	—	34,675,734

Total	$199,289,568	$—	$—	$199,289,568

See notes to financial statements.

60	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.94%

AEROSPACE & DEFENSE — 0.99%
Esterline Technologies Corp.[a]	20,250	$1,454,963
Moog Inc. Class Aa	25,029	2,051,627
Triumph Group Inc.	38,483	910,123

		4,416,713
AIR FREIGHT & LOGISTICS — 0.28%
Atlas Air Worldwide Holdings Inc.[a,b]	19,613	1,243,464

		1,243,464
AIRLINES — 1.30%
Hawaiian Holdings Inc.	39,564	1,630,037
SkyWest Inc.	40,011	2,276,626
Spirit Airlines Inc.[a,b]	52,729	1,883,480

		5,790,143
AUTO COMPONENTS — 0.82%
American Axle & Manufacturing Holdings Inc.[a]	76,374	1,171,577
Cooper Tire & Rubber Co.	39,390	963,086
Cooper-Standard Holdings Inc.[a]	12,433	1,539,205

		3,673,868
BANKS — 10.55%
Associated Banc-Corp.	131,636	3,481,772
BancorpSouth Bank	64,949	2,146,565
First Hawaiian Inc.	41,042	1,130,707
First Midwest Bancorp. Inc.	79,676	1,936,924
Fulton Financial Corp.	135,399	2,288,243
Hancock Holding Co.	65,818	3,215,209
Hope Bancorp Inc.	99,529	1,720,857
IBERIABANK Corp.	41,576	3,116,121
International Bancshares Corp.	41,923	1,668,535
NBT Bancorp. Inc.	33,684	1,230,813
Old National Bancorp./IN	103,481	1,779,873
Park National Corp.	10,074	1,086,783
Popular Inc.	78,794	3,647,374
Simmons First National Corp. Class A	60,622	1,830,785
TCF Financial Corp.	131,971	3,276,840
Trustmark Corp.	52,474	1,642,961
Umpqua Holdings Corp.	170,155	4,008,852
United Bankshares Inc./WV	81,099	2,753,311
Valley National Bancorp.	204,398	2,565,195
WesBanco Inc.	34,088	1,493,054
Westamerica Bancorp.	20,486	1,143,324

		47,164,098

Security	Shares	Value
BIOTECHNOLOGY — 0.39%
Clovis Oncology Inc.[a,b]	40,407	$1,752,856

		1,752,856
BUILDING PRODUCTS — 0.33%
JELD-WEN Holding Inc.[a,b]	52,199	1,467,314

		1,467,314
CAPITAL MARKETS — 1.56%
Artisan Partners Asset Management Inc. Class A	36,010	1,157,722
Federated Investors Inc. Class B	73,095	1,934,825
Legg Mason Inc.	65,290	2,592,013
Waddell & Reed Financial Inc. Class A	64,110	1,297,586

		6,982,146
CHEMICALS — 1.87%
Ashland Global Holdings Inc.	48,045	3,179,618
Kronos Worldwide Inc.	17,116	394,353
Platform Specialty Products Corp.[a,b]	166,566	1,677,319
Trinseo SA	33,537	2,446,524
Venator Materials PLC[a]	37,171	669,450

		8,367,264
COMMERCIAL SERVICES & SUPPLIES — 1.12%
ACCO Brands Corp.	82,585	995,149
Deluxe Corp.	37,003	2,536,186
Pitney Bowes Inc.	144,516	1,476,953

		5,008,288
COMMUNICATIONS EQUIPMENT — 0.71%
NETGEAR Inc.[a,b]	24,253	1,341,191
NetScout Systems Inc.[a]	67,478	1,832,028

		3,173,219
CONSTRUCTION & ENGINEERING — 0.81%
Chicago Bridge & Iron Co. NVb	79,292	1,197,309
KBR Inc.	108,492	1,810,731
Tutor Perini Corp.[a,b]	30,587	631,622

		3,639,662
CONSUMER FINANCE — 1.16%
Navient Corp.	203,081	2,692,854
Nelnet Inc. Class A	15,054	795,002
OneMain Holdings Inc.[a]	55,556	1,713,902

		5,201,758
CONTAINERS & PACKAGING — 1.51%
Bemis Co. Inc.	70,222	3,038,506
Greif Inc. Class A NVS	20,033	1,172,331

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2018

Security	Shares	Value
Owens-Illinois Inc.[a]	125,943	$2,560,421

		6,771,258
DIVERSIFIED CONSUMER SERVICES — 0.98%
Adtalem Global Education Inc.[a]	46,568	2,216,637
Graham Holdings Co. Class B	3,576	2,156,507

		4,373,144
ELECTRIC UTILITIES — 3.23%
ALLETE Inc.	39,268	3,000,468
El Paso Electric Co.	31,446	1,605,318
Hawaiian Electric Industries Inc.	84,026	2,914,862
MGE Energy Inc.	26,829	1,557,424
PNM Resources Inc.	61,534	2,439,823
Portland General Electric Co.	68,806	2,922,879

		14,440,774
ELECTRICAL EQUIPMENT — 1.04%
EnerSys	32,380	2,219,973
Regal Beloit Corp.	34,230	2,437,176

		4,657,149
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.88%
Anixter International Inc.[a,b]	22,402	1,319,478
AVX Corp.	35,256	520,378
Belden Inc.[b]	32,398	1,995,717
Benchmark Electronics Inc.	37,646	990,090
Insight Enterprises Inc.[a]	27,755	983,915
Plexus Corp.[a]	26,058	1,429,021
Sanmina Corp.[a]	54,937	1,620,641
Tech Data Corp.[a]	26,827	2,045,559
VeriFone Systems Inc.[a]	85,091	1,957,944

		12,862,743
ENERGY EQUIPMENT & SERVICES — 4.35%
Diamond Offshore Drilling Inc.[a,b]	49,849	916,723
Ensco PLC Class Ab	337,145	1,904,869
Frank’s International NV	48,170	336,708
McDermott International Inc.[a]	218,995	1,445,367
Nabors Industries Ltd.	244,061	1,857,304
Oceaneering International Inc.	76,111	1,616,598
Patterson-UTI Energy Inc.	171,557	3,674,751
Superior Energy Services Inc.[a]	119,156	1,278,544
Transocean Ltd.[a,b]	336,521	4,162,765
Weatherford International PLC[a,b]	767,212	2,263,275

		19,456,904

Security	Shares	Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 9.55%
Apple Hospitality REIT Inc.	161,872	$2,912,077
Brandywine Realty Trust	135,360	2,180,650
CBL & Associates Properties Inc.[b]	133,834	559,426
Chesapeake Lodging Trust	46,473	1,372,813
CoreCivic Inc.[b]	91,388	1,842,382
Cousins Properties Inc.	324,281	2,882,858
DDR Corp.[b]	236,385	1,713,791
DiamondRock Hospitality Co.	154,631	1,708,673
Equity Commonwealth[a]	96,059	2,976,869
Government Properties Income Trust[b]	69,408	866,906
Kite Realty Group Trust	64,721	952,693
LaSalle Hotel Properties[b]	87,432	2,585,364
Lexington Realty Trust	167,700	1,348,308
Mack-Cali Realty Corp.	69,686	1,196,509
Outfront Media Inc.	107,147	2,009,006
PotlatchDeltic Corp.[b]	46,427	2,407,240
Quality Care Properties Inc.[a]	72,335	1,589,200
Retail Properties of America Inc. Class A	175,509	2,025,374
Sabra Health Care REIT Inc.	137,671	2,520,756
Select Income REIT	49,840	944,966
Summit Hotel Properties Inc.[b]	80,686	1,168,333
Uniti Group Inc.[a,b]	127,454	2,296,721
Washington Prime Group Inc.[b]	142,956	924,925
Xenia Hotels & Resorts Inc.	82,551	1,699,725

		42,685,565
FOOD & STAPLES RETAILING — 0.70%
Rite Aid Corp.[a,b]	823,246	1,374,821
United Natural Foods Inc.[a,b]	38,990	1,755,330

		3,130,151
FOOD PRODUCTS — 2.03%
B&G Foods Inc.[b]	51,427	1,169,964
Flowers Foods Inc.	143,049	3,234,338
Fresh Del Monte Produce Inc.	26,005	1,278,146
Sanderson Farms Inc.	15,531	1,726,426
TreeHouse Foods Inc.[a,b]	43,683	1,681,795

		9,090,669
GAS UTILITIES — 1.51%
Northwest Natural Gas Co.	22,170	1,359,021
Southwest Gas Holdings Inc.	37,192	2,714,644
Spire Inc.	37,331	2,693,432

		6,767,097

62	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2018

Security	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 0.39%
Halyard Health Inc.[a]	36,287	$1,718,915

		1,718,915
HEALTH CARE PROVIDERS & SERVICES — 1.41%
Brookdale Senior Living Inc.[a]	144,201	1,044,015
LifePoint Health Inc.[a]	30,055	1,439,635
Magellan Health Inc.[a,b]	18,799	1,576,296
Owens & Minor Inc.	47,829	777,221
Patterson Companies Inc.	63,139	1,469,876

		6,307,043
HOTELS, RESTAURANTS & LEISURE — 1.76%
Brinker International Inc.	35,737	1,557,776
Extended Stay America Inc.	148,483	2,907,297
Penn National Gaming Inc.[a]	39,883	1,208,854
Scientific Games Corp./DE Class Aa,b	40,929	2,181,515

		7,855,442
HOUSEHOLD DURABLES — 1.82%
MDC Holdings Inc.	34,784	1,009,084
Meritage Homes Corp.[a]	29,233	1,300,868
Taylor Morrison Home Corp. Class Aa	85,890	2,040,746
TRI Pointe Group Inc.[a]	116,909	2,000,313
Tupperware Brands Corp.	39,535	1,761,680

		8,112,691
HOUSEHOLD PRODUCTS — 0.88%
Energizer Holdings Inc.	46,089	2,643,665
HRG Group Inc.[a,b]	116,497	1,309,426

		3,953,091
INSURANCE — 5.18%
American Equity Investment Life Holding Co.	67,048	2,024,850
American National Insurance Co.	6,695	807,886
AmTrust Financial Services Inc.	73,010	941,099
Aspen Insurance Holdings Ltd.	45,945	1,950,365
CNO Financial Group Inc.	128,676	2,758,813
FBL Financial Group Inc. Class A	7,690	597,897
Genworth Financial Inc. Class Aa	386,383	1,066,417
Hanover Insurance Group Inc. (The)	32,803	3,767,425
Horace Mann Educators Corp.	31,572	1,411,268
Selective Insurance Group Inc.	45,340	2,684,128
Third Point Reinsurance Ltd.[a]	64,508	857,956
Validus Holdings Ltd.	63,154	4,279,947

		23,148,051

Security	Shares	Value
IT SERVICES — 2.46%
Conduent Inc.[a,b]	152,670	$2,970,958
Convergys Corp.	70,891	1,656,014
Syntel Inc.[a]	30,112	869,634
Teradata Corp.[a]	94,167	3,853,314
Travelport Worldwide Ltd.	96,895	1,660,780

		11,010,700
LEISURE PRODUCTS — 0.17%
Acushnet Holdings Corp.	31,618	763,891

		763,891
MACHINERY — 3.20%
Actuant Corp. Class Ab	46,512	1,095,358
Harsco Corp.[a]	62,298	1,273,994
Kennametal Inc.	62,998	2,296,277
Meritor Inc.[a]	69,054	1,344,481
Navistar International Corp.[a,b]	50,221	1,748,193
Rexnord Corp.[a]	80,271	2,208,255
Terex Corp.	56,399	2,059,692
Timken Co. (The)	52,967	2,264,339

		14,290,589
MEDIA — 2.04%
AMC Networks Inc. Class Aa	38,071	1,979,692
Meredith Corp.	30,654	1,587,877
Sinclair Broadcast Group Inc. Class A	58,831	1,667,859
TEGNA Inc.	166,674	1,761,744
Tribune Media Co. Class A	55,984	2,115,636

		9,112,808
METALS & MINING — 2.48%
AK Steel Holding Corp.[a,b]	243,658	1,118,390
Cleveland-Cliffs Inc.[a]	229,375	1,701,963
Commercial Metals Co.	90,179	1,894,661
Compass Minerals International Inc.	26,169	1,761,174
U.S. Steel Corp.	135,757	4,592,659

		11,068,847
MORTGAGE REAL ESTATE INVESTMENT — 2.77%
Apollo Commercial Real Estate Finance Inc.	85,181	1,534,962
Blackstone Mortgage Trust Inc. Class Ab	82,823	2,555,090
Chimera Investment Corp.[b]	145,052	2,536,959
Invesco Mortgage Capital Inc.	86,377	1,401,899
MFA Financial Inc.	307,799	2,314,648
Two Harbors Investment Corp.	134,839	2,057,643

		12,401,201

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2018

Security	Shares	Value
MULTI-UTILITIES — 1.58%
Avista Corp.	50,706	$2,629,613
Black Hills Corp.	41,371	2,344,908
NorthWestern Corp.	38,176	2,097,390

		7,071,911
OIL, GAS & CONSUMABLE FUELS — 5.22%
Arch Coal Inc. Class A	16,238	1,312,518
Chesapeake Energy Corp.[a,b]	702,535	2,086,529
CVR Energy Inc.	12,052	415,794
Delek U.S. Holdings Inc.	58,453	2,768,919
Oasis Petroleum Inc.[a]	204,232	2,252,679
PBF Energy Inc. Class A	85,428	3,274,455
Peabody Energy Corp.	81,112	2,988,977
QEP Resources Inc.[a]	186,237	2,268,367
Southwestern Energy Co.[a]	395,042	1,619,672
Ultra Petroleum Corp.[a]	152,293	368,549
Whiting Petroleum Corp.[a]	70,042	2,859,114
World Fuel Services Corp.	52,249	1,121,786

		23,337,359
PAPER & FOREST PRODUCTS — 1.71%
Domtar Corp.	48,446	2,126,779
KapStone Paper and Packaging Corp.	67,704	2,330,372
Louisiana-Pacific Corp.	111,912	3,170,467

		7,627,618
PERSONAL PRODUCTS — 1.09%
Edgewell Personal Care Co.[a]	41,739	1,838,603
Nu Skin Enterprises Inc. Class A	42,912	3,053,189

		4,891,792
PHARMACEUTICALS — 0.39%
Endo International PLC[a]	155,589	891,525
Mallinckrodt PLC[a,b]	66,740	867,620

		1,759,145
PROFESSIONAL SERVICES — 1.11%
Dun & Bradstreet Corp. (The)	28,565	3,293,830
FTI Consulting Inc.[a]	28,867	1,685,833

		4,979,663
ROAD & RAIL — 1.81%
Avis Budget Group Inc.[a]	55,009	2,717,995
Hertz Global Holdings Inc.[a,b]	64,549	1,413,623
Ryder System Inc.	40,898	2,757,752
Werner Enterprises Inc.[b]	34,793	1,193,400

		8,082,770

Security	Shares	Value
SOFTWARE — 1.45%
Nuance Communications Inc.[a]	208,393	$3,067,545
TiVo Corp.	95,079	1,345,368
Verint Systems Inc.[a]	49,262	2,073,930

		6,486,843
SPECIALTY RETAIL — 5.39%
American Eagle Outfitters Inc.	130,050	2,689,434
Bed Bath & Beyond Inc.	110,058	1,921,613
Dick’s Sporting Goods Inc.	63,897	2,114,352
DSW Inc. Class A	55,934	1,247,328
Foot Locker Inc.	93,563	4,030,694
GameStop Corp. Class A	78,293	1,068,699
Group 1 Automotive Inc.	15,196	993,059
Michaels Companies Inc. (The)[a,b]	85,485	1,591,731
Office Depot Inc.	398,360	912,244
Party City Holdco Inc.[a]	19,505	307,204
Penske Automotive Group Inc.	27,776	1,252,698
Sally Beauty Holdings Inc.[a,b]	96,822	1,674,052
Signet Jewelers Ltd.	46,747	1,817,523
Urban Outfitters Inc.[a]	61,874	2,491,666

		24,112,297
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.85%
Electronics For Imaging Inc.[a]	35,430	981,411
NCR Corp.[a,b]	91,456	2,814,101

		3,795,512
TEXTILES, APPAREL & LUXURY GOODS — 1.01%
Deckers Outdoor Corp.[a,b]	24,537	2,288,320
Wolverine World Wide Inc.	74,179	2,222,403

		4,510,723
THRIFTS & MORTGAGE FINANCE — 1.32%
Capitol Federal Financial Inc.	106,591	1,329,190
Flagstar Bancorp. Inc.[a]	16,354	565,031
Nationstar Mortgage Holdings Inc.[a,b]	21,870	394,097
Provident Financial Services Inc.	46,903	1,225,106
Radian Group Inc.	166,613	2,382,566

		5,895,990
TOBACCO — 0.20%
Universal Corp./VA	19,365	911,123

		911,123
TRADING COMPANIES & DISTRIBUTORS — 2.05%
Aircastle Ltd.	42,766	838,214
BMC Stock Holdings Inc.[a]	46,727	806,041

64	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2018

Security	Shares	Value
GATX Corp.	29,370	$1,916,099
Kaman Corp.	21,524	1,305,215
NOW Inc.[a,b]	83,223	1,009,495
Triton International Ltd.	36,159	1,121,290
WESCO International Inc.[a]	36,355	2,164,940

		9,161,294
WIRELESS TELECOMMUNICATION SERVICES — 0.53%
Telephone & Data Systems Inc.	71,443	1,952,537
U.S. Cellular Corp.[a]	10,938	432,817

		2,385,354

TOTAL COMMON STOCKS
(Cost: $426,104,744)		446,868,910

SHORT-TERM INVESTMENTS — 7.82%

MONEY MARKET FUNDS — 7.82%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[c,d,e]	34,562,106	34,565,562
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[c,d]	415,787	415,787

		34,981,349

TOTAL SHORT-TERM INVESTMENTS
(Cost: $34,978,222)		34,981,349

TOTAL INVESTMENTS IN SECURITIES — 107.76%
(Cost: $461,082,966)		481,850,259
Other Assets, Less Liabilities — (7.76)%		(34,689,675)

NET ASSETS — 100.00%		$447,160,584

NVS — Non-Voting Shares

[a]	Non-income producing security.
[b]	All or a portion of this security is on loan.
[c]	Affiliate of the Fund.
[d]	Annualized 7-day yield as of period end.
e	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional,
SL Agency Shares	33,502,189	1,059,917	[b]	—	34,562,106	$34,565,562	$425,487	[c]	$(12,325)	$(7,492)
BlackRock Cash Funds: Treasury, SL Agency Shares	611,204	—		(195,417)[b]	415,787	415,787	6,116		—	—

						$34,981,349	$431,603		$(12,325)	$(7,492)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$446,868,910	$—	$—	$446,868,910
Money market funds	34,981,349	—	—	34,981,349

Total	$481,850,259	$—	$—	$481,850,259

See notes to financial statements.

66	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2018

	iShares Morningstar Large-Cap ETF	iShares Morningstar Large-Cap Growth ETF	iShares Morningstar Large-Cap Value ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$813,743,558	$634,280,062	$334,041,554
Affiliated (Note 2)	11,065,820	25,777,116	777,367

Total cost of investments in securities	$824,809,378	$660,057,178	$334,818,921

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$932,588,497	$921,655,850	$373,670,025
Affiliated (Note 2)	11,094,896	28,840,881	777,374
Receivables:
Dividends and interest	854,956	338,622	587,795

Total Assets	944,538,349	950,835,353	375,035,194

LIABILITIES
Payables:
Investment securities purchased	—	—	659,716
Collateral for securities on loan (Note 1)	—	18,327,499	274,084
Investment advisory fees (Note 2)	156,689	190,805	77,456

Total Liabilities	156,689	18,518,304	1,011,256

NET ASSETS	$944,381,660	$932,317,049	$374,023,938

Net assets consist of:
Paid-in capital	$851,901,767	$643,893,832	$341,558,376
Undistributed net investment income	834,231	446,256	798,103
Accumulated net realized loss	(27,228,353)	(2,462,592)	(7,961,019)
Net unrealized appreciation	118,874,015	290,439,553	39,628,478

NET ASSETS	$944,381,660	$932,317,049	$374,023,938

Shares outstanding[b]	6,200,000	5,650,000	3,700,000

Net asset value per share	$152.32	$165.01	$101.09

[a]	Securities on loan with values of $ —, $17,873,686 and $229,494, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2018

	iShares Morningstar Mid-Cap ETF	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$661,129,031	$192,486,878	$365,216,605
Affiliated (Note 2)	16,056,373	25,596,043	4,007,377

Total cost of investments in securities	$677,185,404	$218,082,921	$369,223,982

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$746,409,155	$259,083,418	$417,430,424
Affiliated (Note 2)	16,057,598	25,598,274	4,007,733
Receivables:
Dividends and interest	426,327	51,693	362,054

Total Assets	762,893,080	284,733,385	421,800,211

LIABILITIES
Payables:
Investment securities purchased	—	51,521	340,996
Collateral for securities on loan (Note 1)	14,879,266	25,479,204	3,555,569
Investment advisory fees (Note 2)	155,763	64,113	102,720

Total Liabilities	15,035,029	25,594,838	3,999,285

NET ASSETS	$747,858,051	$259,138,547	$417,800,926

Net assets consist of:
Paid-in capital	$695,104,101	$197,370,739	$388,839,414
Undistributed net investment income	427,176	—	327,469
Accumulated net realized loss	(32,954,575)	(4,830,963)	(23,580,132)
Net unrealized appreciation	85,281,349	66,598,771	52,214,175

NET ASSETS	$747,858,051	$259,138,547	$417,800,926

Shares outstanding[b]	4,150,000	1,250,000	2,650,000

Net asset value per share	$180.21	$207.31	$157.66

[a]	Securities on loan with values of $14,483,214, $24,798,049 and $3,411,672, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

68	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2018

	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF	iShares Morningstar Small-Cap Value ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$217,524,098	$135,821,377	$426,104,744
Affiliated (Note 2)	18,710,671	34,672,820	34,978,222

Total cost of investments in securities	$236,234,769	$170,494,197	$461,082,966

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$246,736,646	$164,613,834	$446,868,910
Affiliated (Note 2)	18,712,196	34,675,734	34,981,349
Receivables:
Investment securities sold	—	—	268,706
Dividends and interest	133,610	17,920	175,188

Total Assets	265,582,452	199,307,488	482,294,153

LIABILITIES
Payables:
Investment securities purchased	53,262	33,180	448,425
Collateral for securities on loan (Note 1)	18,539,923	34,497,353	34,573,453
Investment advisory fees (Note 2)	50,823	39,920	111,691

Total Liabilities	18,644,008	34,570,453	35,133,569

NET ASSETS	$246,938,444	$164,737,035	$447,160,584

Net assets consist of:
Paid-in capital	$234,363,759	$140,496,828	$462,166,914
Undistributed net investment income	—	—	112,834
Accumulated net realized loss	(16,639,388)	(4,555,164)	(35,886,457)
Net unrealized appreciation	29,214,073	28,795,371	20,767,293

NET ASSETS	$246,938,444	$164,737,035	$447,160,584

Shares outstanding[b]	1,450,000	900,000	3,100,000

Net asset value per share	$170.30	$183.04	$144.25

[a]	Securities on loan with values of $17,791,974, $32,704,248 and $33,411,473, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2018

	iShares Morningstar Large-Cap ETF	iShares Morningstar Large-Cap Growth ETF	iShares Morningstar Large-Cap Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$19,652,675	$10,004,449	$10,627,385
Dividends — affiliated (Note 2)	122,738	170,624	51,666
Securities lending income — affiliated — net (Note 2)	1,281	138,273	1,923

Total investment income	19,776,694	10,313,346	10,680,974

EXPENSES
Investment advisory fees (Note 2)	1,875,524	2,110,481	957,871
Proxy fees	17,898	15,932	8,248

Total expenses	1,893,422	2,126,413	966,119

Net investment income	17,883,272	8,186,933	9,714,855

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,740,014)	63,939,690	13,219,824
Investments — affiliated (Note 2)	3,781	28,245	1,860,481
In-kind redemptions — unaffiliated	97,942,814	7,120,449	11,416,609
In-kind redemptions — affiliated (Note 2)	6,430	72,716	204,159

Net realized gain	87,213,011	71,161,100	26,701,073

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(32,153,793)	84,207,743	(2,197,738)
Investments — affiliated (Note 2)	29,076	1,892,599	(1,304,316)

Net change in unrealized appreciation/depreciation	(32,124,717)	86,100,342	(3,502,054)

Net realized and unrealized gain	55,088,294	157,261,442	23,199,019

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$72,971,566	$165,448,375	$32,913,874

See notes to financial statements.

70	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2018

	iShares Morningstar Mid-Cap ETF	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$12,725,630	$1,534,201	$9,709,591
Dividends — affiliated (Note 2)	10,221	2,037	5,907
Securities lending income — affiliated — net (Note 2)	72,549	119,728	65,660

Total investment income	12,808,400	1,655,966	9,781,158

EXPENSES
Investment advisory fees (Note 2)	1,940,235	726,995	1,207,703
Proxy fees	16,236	4,650	8,314

Total expenses	1,956,471	731,645	1,216,017

Net investment income	10,851,929	924,321	8,565,141

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(16,659,199)	14,568,289	(16,317,623)
Investments — affiliated (Note 2)	(5,444)	(9,034)	(2,958)
In-kind redemptions — unaffiliated	88,616,685	3,556,746	35,383,537

Net realized gain	71,952,042	18,116,001	19,062,956

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(16,953,440)	18,993,617	6,451,884
Investments — affiliated (Note 2)	(2,665)	(1,556)	(197)

Net change in unrealized appreciation/depreciation	(16,956,105)	18,992,061	6,451,687

Net realized and unrealized gain	54,995,937	37,108,062	25,514,643

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,847,866	$38,032,383	$34,079,784

[a]	Net of foreign withholding tax of $1,018, $1,923 and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2018

	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF	iShares Morningstar Small-Cap Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$3,345,671	$720,827	$9,341,583
Dividends — affiliated (Note 2)	2,542	988	6,116
Securities lending income — affiliated — net (Note 2)	182,551	152,698	425,487
Non-cash dividends — unaffiliated	—	117,345	—

Total investment income	3,530,764	991,858	9,773,186

EXPENSES
Investment advisory fees (Note 2)	618,415	412,769	1,410,251
Proxy fees	5,250	2,530	10,410

Total expenses	623,665	415,299	1,420,661

Net investment income	2,907,099	576,559	8,352,525

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(5,907,053)	(3,546,844)	(23,263,776)
Investments — affiliated (Note 2)	(4,517)	(5,157)	(12,325)
In-kind redemptions — unaffiliated	26,480,227	16,354,052	56,089,104

Net realized gain	20,568,657	12,802,051	32,813,003

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(6,705,115)	9,693,554	(34,762,895)
Investments — affiliated (Note 2)	(2,984)	(5,161)	(7,492)

Net change in unrealized appreciation/depreciation	(6,708,099)	9,688,393	(34,770,387)

Net realized and unrealized gain (loss)	13,860,558	22,490,444	(1,957,384)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,767,657	$23,067,003	$6,395,141

[a]	Net of foreign withholding tax of $ —, $ — and $9,476, respectively.

See notes to financial statements.

72	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Morningstar Large-Cap ETF		iShares Morningstar Large-Cap Growth ETF
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$17,883,272	$13,290,659	$8,186,933	$6,847,617
Net realized gain	87,213,011	20,589,442	71,161,100	83,039,803
Net change in unrealized appreciation/depreciation	(32,124,717)	95,523,305	86,100,342	33,323,695

Net increase in net assets resulting from operations	72,971,566	129,403,406	165,448,375	123,211,115

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(17,784,765)	(14,027,823)	(7,986,129)	(6,602,273)

Total distributions to shareholders	(17,784,765)	(14,027,823)	(7,986,129)	(6,602,273)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	406,573,237	195,600,016	61,288,903	—
Cost of shares redeemed	(331,811,593)	(105,469,241)	(15,460,226)	(178,828,654)

Net increase (decrease) in net assets from capital share transactions	74,761,644	90,130,775	45,828,677	(178,828,654)

INCREASE (DECREASE) IN NET ASSETS	129,948,445	205,506,358	203,290,923	(62,219,812)

NET ASSETS
Beginning of year	814,433,215	608,926,857	729,026,126	791,245,938

End of year	$944,381,660	$814,433,215	$932,317,049	$729,026,126

Undistributed net investment income included in net assets at end of year	$834,231	$735,724	$446,256	$245,452

SHARES ISSUED AND REDEEMED
Shares sold	2,650,000	1,450,000	400,000	—
Shares redeemed	(2,150,000)	(800,000)	(100,000)	(1,450,000)

Net increase (decrease) in shares outstanding	500,000	650,000	300,000	(1,450,000)

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Large-Cap Value ETF		iShares Morningstar Mid-Cap ETF
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,714,855	$9,310,684	$10,851,929	$8,136,208
Net realized gain	26,701,073	12,618,005	71,952,042	18,146,683
Net change in unrealized appreciation/depreciation	(3,502,054)	23,309,033	(16,956,105)	72,413,881

Net increase in net assets resulting from operations	32,913,874	45,237,722	65,847,866	98,696,772

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,667,473)	(9,262,961)	(10,424,753)	(10,908,517)

Total distributions to shareholders	(9,667,473)	(9,262,961)	(10,424,753)	(10,908,517)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	30,177,879	63,995,622	284,851,591	194,357,540
Cost of shares redeemed	(59,668,172)	(8,803,920)	(340,023,533)	(74,601,122)

Net increase (decrease) in net assets from capital share transactions	(29,490,293)	55,191,702	(55,171,942)	119,756,418

INCREASE (DECREASE) IN NET ASSETS	(6,243,892)	91,166,463	251,171	207,544,673

NET ASSETS
Beginning of year	380,267,830	289,101,367	747,606,880	540,062,207

End of year	$374,023,938	$380,267,830	$747,858,051	$747,606,880

Undistributed net investment income included in net assets at end of year	$798,103	$745,887	$427,176	$—

SHARES ISSUED AND REDEEMED
Shares sold	300,000	700,000	1,600,000	1,250,000
Shares redeemed	(600,000)	(100,000)	(1,900,000)	(500,000)

Net increase (decrease) in shares outstanding	(300,000)	600,000	(300,000)	750,000

See notes to financial statements.

74	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Mid-Cap Growth ETF		iShares Morningstar Mid-Cap Value ETF
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$924,321	$1,041,595	$8,565,141	$5,706,623
Net realized gain	18,116,001	14,963,559	19,062,956	15,751,694
Net change in unrealized appreciation/depreciation	18,992,061	14,102,165	6,451,687	24,847,634

Net increase in net assets resulting from operations	38,032,383	30,107,319	34,079,784	46,305,951

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,105,496)	(1,077,603)	(8,237,672)	(5,788,007)

Total distributions to shareholders	(1,105,496)	(1,077,603)	(8,237,672)	(5,788,007)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	19,775,703	8,674,396	122,777,182	218,613,528
Cost of shares redeemed	(10,336,896)	(32,286,642)	(115,342,311)	(69,309,929)

Net increase (decrease) in net assets from capital share transactions	9,438,807	(23,612,246)	7,434,871	149,303,599

INCREASE IN NET ASSETS	46,365,694	5,417,470	33,276,983	189,821,543

NET ASSETS
Beginning of year	212,772,853	207,355,383	384,523,943	194,702,400

End of year	$259,138,547	$212,772,853	$417,800,926	$384,523,943

Undistributed net investment income included in net assets at end of year	$—	$—	$327,469	$—

SHARES ISSUED AND REDEEMED
Shares sold	100,000	50,000	800,000	1,550,000
Shares redeemed	(50,000)	(200,000)	(750,000)	(500,000)

Net increase (decrease) in shares outstanding	50,000	(150,000)	50,000	1,050,000

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small-Cap ETF		iShares Morningstar Small-Cap Growth ETF
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,907,099	$2,473,563	$576,559	$680,788
Net realized gain	20,568,657	17,457,369	12,802,051	4,085,938
Net change in unrealized appreciation/depreciation	(6,708,099)	22,636,139	9,688,393	15,922,063

Net increase in net assets resulting from operations	16,767,657	42,567,071	23,067,003	20,688,789

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,185,010)	(3,674,180)	(605,018)	(1,467,651)

Total distributions to shareholders	(3,185,010)	(3,674,180)	(605,018)	(1,467,651)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	83,216,849	63,244,557	76,726,833	—
Cost of shares redeemed	(91,504,802)	(55,440,700)	(50,577,096)	(14,079,350)

Net increase (decrease) in net assets from capital share transactions	(8,287,953)	7,803,857	26,149,737	(14,079,350)

INCREASE IN NET ASSETS	5,294,694	46,696,748	48,611,722	5,141,788

NET ASSETS
Beginning of year	241,643,750	194,947,002	116,125,313	110,983,525

End of year	$246,938,444	$241,643,750	$164,737,035	$116,125,313

SHARES ISSUED AND REDEEMED
Shares sold	500,000	400,000	450,000	—
Shares redeemed	(550,000)	(350,000)	(300,000)	(100,000)

Net increase (decrease) in shares outstanding	(50,000)	50,000	150,000	(100,000)

See notes to financial statements.

76	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small-Cap Value ETF
	Year ended April 30, 2018	Year ended April 30, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$8,352,525	$9,651,758
Net realized gain	32,813,003	27,960,765
Net change in unrealized appreciation/depreciation	(34,770,387)	37,241,224

Net increase in net assets resulting from operations	6,395,141	74,853,747

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,746,485)	(10,611,019)

Total distributions to shareholders	(8,746,485)	(10,611,019)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	205,200,031	150,252,156
Cost of shares redeemed	(237,239,412)	(111,943,167)

Net increase (decrease) in net assets from capital share transactions	(32,039,381)	38,308,989

INCREASE (DECREASE) IN NET ASSETS	(34,390,725)	102,551,717

NET ASSETS
Beginning of year	481,551,309	378,999,592

End of year	$447,160,584	$481,551,309

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$112,834	$(49,562)

SHARES ISSUED AND REDEEMED
Shares sold	1,400,000	1,050,000
Shares redeemed	(1,650,000)	(800,000)

Net increase (decrease) in shares outstanding	(250,000)	250,000

See notes to financial statements.

FINANCIAL STATEMENTS	77

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$142.88	$120.58	$122.54	$110.41	$94.86

Income from investment operations:
Net investment income[a]	2.93	2.57	2.27	2.33	2.17
Net realized and unrealized gain (loss)[b]	9.42	22.44	(1.27)	12.05	15.49

Total from investment operations	12.35	25.01	1.00	14.38	17.66

Less distributions from:
Net investment income	(2.91)	(2.71)	(2.96)	(2.25)	(2.11)

Total distributions	(2.91)	(2.71)	(2.96)	(2.25)	(2.11)

Net asset value, end of year	$152.32	$142.88	$120.58	$122.54	$110.41

Total return	8.66%	20.97%	0.87%	13.09%	18.80%

Ratios/Supplemental data:
Net assets, end of year (000s)	$944,382	$814,433	$608,927	$667,832	$469,247
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.91%	1.96%	1.91%	1.96%	2.13%
Portfolio turnover rate[c]	46%	45%	39%	27%	35%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap Growth ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$136.27	$116.36	$118.09	$100.37	$83.14

Income from investment operations:
Net investment income[a]	1.48	1.12	1.13	1.11	0.93
Net realized and unrealized gain (loss)[b]	28.70	19.88	(1.64)	17.67	17.26

Total from investment operations	30.18	21.00	(0.51)	18.78	18.19

Less distributions from:
Net investment income	(1.44)	(1.09)	(1.22)	(1.06)	(0.96)

Total distributions	(1.44)	(1.09)	(1.22)	(1.06)	(0.96)

Net asset value, end of year	$165.01	$136.27	$116.36	$118.09	$100.37

Total return	22.26%	18.15%	(0.44)%	18.77%	21.98%

Ratios/Supplemental data:
Net assets, end of year (000s)	$932,317	$729,026	$791,246	$726,248	$521,926
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	0.97%	0.91%	0.96%	0.99%	1.00%
Portfolio turnover rate[c]	48%	31%	22%	21%	23%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap Value ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$95.07	$85.03	$86.04	$82.96	$72.21

Income from investment operations:
Net investment income[a]	2.55	2.53	2.56	2.21	2.05
Net realized and unrealized gain (loss)[b]	6.02	10.03	(1.03)	3.07	10.75

Total from investment operations	8.57	12.56	1.53	5.28	12.80

Less distributions from:
Net investment income	(2.55)	(2.52)	(2.54)	(2.20)	(2.05)

Total distributions	(2.55)	(2.52)	(2.54)	(2.20)	(2.05)

Net asset value, end of year	$101.09	$95.07	$85.03	$86.04	$82.96

Total return	9.07%	14.95%	1.92%	6.42%	17.98%

Ratios/Supplemental data:
Net assets, end of year (000s)	$374,024	$380,268	$289,101	$305,434	$298,657
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.54%	2.78%	3.10%	2.60%	2.67%
Portfolio turnover rate[c]	24%	31%	27%	14%	26%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$168.00	$145.96	$151.49	$133.53	$111.77

Income from investment operations:
Net investment income[a]	2.48	2.01	2.30	2.01	1.55
Net realized and unrealized gain (loss)[b]	12.13	22.68	(5.42)	18.03	21.81

Total from investment operations	14.61	24.69	(3.12)	20.04	23.36

Less distributions from:
Net investment income	(2.40)	(2.65)	(2.41)	(2.08)	(1.60)

Total distributions	(2.40)	(2.65)	(2.41)	(2.08)	(1.60)

Net asset value, end of year	$180.21	$168.00	$145.96	$151.49	$133.53

Total return	8.73%	17.06%	(2.03)%	15.09%	21.04%

Ratios/Supplemental data:
Net assets, end of year (000s)	$747,858	$747,607	$540,062	$515,075	$280,415
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.40%	1.28%	1.59%	1.39%	1.26%
Portfolio turnover rate[c]	50%	56%	51%	55%	50%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Growth ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$177.31	$153.60	$165.11	$142.18	$119.51

Income from investment operations:
Net investment income[a]	0.75	0.84	0.60	0.60	0.55
Net realized and unrealized gain (loss)[b]	30.14	23.76	(11.46)	23.19	22.75

Total from investment operations	30.89	24.60	(10.86)	23.79	23.30

Less distributions from:
Net investment income	(0.89)	(0.89)	(0.65)	(0.86)	(0.63)

Total distributions	(0.89)	(0.89)	(0.65)	(0.86)	(0.63)

Net asset value, end of year	$207.31	$177.31	$153.60	$165.11	$142.18

Total return	17.46%	16.06%	(6.58)%	16.78%	19.52%

Ratios/Supplemental data:
Net assets, end of year (000s)	$259,139	$212,773	$207,355	$231,160	$199,052
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	0.38%	0.52%	0.39%	0.39%	0.41%
Portfolio turnover rate[c]	43%	47%	44%	50%	41%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

82	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Value ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$147.89	$125.61	$125.84	$118.75	$96.24

Income from investment operations:
Net investment income[a]	3.26	2.87	2.86	2.38	2.28
Net realized and unrealized gain (loss)[b]	9.65	22.21	(0.12)	7.22	22.46

Total from investment operations	12.91	25.08	2.74	9.60	24.74

Less distributions from:
Net investment income	(3.14)	(2.80)	(2.97)	(2.51)	(2.23)

Total distributions	(3.14)	(2.80)	(2.97)	(2.51)	(2.23)

Net asset value, end of year	$157.66	$147.89	$125.61	$125.84	$118.75

Total return	8.81%	20.15%	2.29%	8.13%	25.94%

Ratios/Supplemental data:
Net assets, end of year (000s)	$417,801	$384,524	$194,702	$226,507	$189,994
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.13%	2.06%	2.37%	1.93%	2.11%
Portfolio turnover rate[c]	45%	38%	38%	33%	39%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$161.10	$134.45	$140.33	$130.00	$107.69

Income from investment operations:
Net investment income[a]	1.96	1.67	2.05	1.61	1.21
Net realized and unrealized gain (loss)[b]	9.40	27.48	(5.99)	10.40	22.28

Total from investment operations	11.36	29.15	(3.94)	12.01	23.49

Less distributions from:
Net investment income	(2.16)	(2.50)	(1.94)	(1.68)	(1.18)

Total distributions	(2.16)	(2.50)	(1.94)	(1.68)	(1.18)

Net asset value, end of year	$170.30	$161.10	$134.45	$140.33	$130.00

Total return	7.09%	21.86%	(2.78)%	9.27%	21.89%

Ratios/Supplemental data:
Net assets, end of year (000s)	$246,938	$241,644	$194,947	$224,533	$214,500
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.18%	1.13%	1.53%	1.19%	0.99%
Portfolio turnover rate[c]	56%	66%	65%	61%	68%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

84	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Growth ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$154.83	$130.57	$139.32	$125.88	$103.68

Income from investment operations:
Net investment income[a]	0.72	0.86	0.83	0.77	0.67
Net realized and unrealized gain (loss)[b]	28.26	25.25	(8.79)	13.49	22.29

Total from investment operations	28.98	26.11	(7.96)	14.26	22.96

Less distributions from:
Net investment income	(0.77)	(1.85)	(0.79)	(0.82)	(0.76)

Total distributions	(0.77)	(1.85)	(0.79)	(0.82)	(0.76)

Net asset value, end of year	$183.04	$154.83	$130.57	$139.32	$125.88

Total return	18.75%	20.10%	(5.73)%	11.35%	22.16%

Ratios/Supplemental data:
Net assets, end of year (000s)	$164,737	$116,125	$110,984	$118,423	$132,177
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	0.42%	0.60%	0.62%	0.58%	0.55%
Portfolio turnover rate[c]	51%	63%	59%	61%	62%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Value ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$143.75	$122.26	$128.47	$122.17	$103.19

Income from investment operations:
Net investment income[a]	2.58	3.08	3.04	3.11	2.10
Net realized and unrealized gain (loss)[b]	0.61	21.83	(6.28)	6.40	19.15

Total from investment operations	3.19	24.91	(3.24)	9.51	21.25

Less distributions from:
Net investment income	(2.69)	(3.42)	(2.97)	(3.21)	(2.27)

Total distributions	(2.69)	(3.42)	(2.97)	(3.21)	(2.27)

Net asset value, end of year	$144.25	$143.75	$122.26	$128.47	$122.17

Total return	2.23%	20.58%	(2.42)%	7.83%	20.78%

Ratios/Supplemental data:
Net assets, end of year (000s)	$447,161	$481,551	$379,000	$430,379	$366,517
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	1.78%	2.29%	2.56%	2.47%	1.85%
Portfolio turnover rate[c]	54%	48%	51%	40%	52%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

86	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Morningstar Large-Cap	Diversified
Morningstar Large-Cap Growth	Diversified
Morningstar Large-Cap Value	Diversified
Morningstar Mid-Cap	Diversified
Morningstar Mid-Cap Growth	Diversified

iShares ETF	Diversification Classification
Morningstar Mid-Cap Value	Diversified
Morningstar Small-Cap	Diversified
Morningstar Small-Cap Growth	Diversified
Morningstar Small-Cap Value	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

88	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2018 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of April 30, 2018 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of April 30, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Morningstar Large-Cap Growth
Barclays Capital Inc.	$5,030,700	$5,030,700	$—
BNP Paribas New York Branch	4,585,630	4,585,630	—
Citigroup Global Markets Inc.	1,170,816	1,170,816	—
Goldman Sachs & Co.	2,653,409	2,653,409	—
JPMorgan Securities LLC	1,214,654	1,214,654	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,306,259	2,306,259	—
SG Americas Securities LLC	875,774	875,774	—
UBS AG	36,444	36,206	(238)

	$17,873,686	$17,873,448	$(238)

Morningstar Large-Cap Value
Goldman Sachs & Co.	$229,494	$229,494	$—

Morningstar Mid-Cap
Barclays Capital Inc.	$273,605	$273,605	$—
BNP Paribas New York Branch	76,160	76,160	—
BNP Paribas Prime Brokerage International Ltd.	868,772	868,772	—
Citigroup Global Markets Inc.	5,335,460	5,335,460	—
Credit Suisse Securities (USA) LLC	56,322	56,322	—
Goldman Sachs & Co.	3,179,594	3,179,594	—
Jefferies LLC	2,130,087	2,130,087	—
JPMorgan Securities LLC	5,293	5,293	—
Merrill Lynch, Pierce, Fenner & Smith	1,753,563	1,753,563	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	97,929	97,929	—
State Street Bank & Trust Company	461,277	461,277	—
UBS AG	245,152	245,152	—

	$14,483,214	$14,483,214	$—

90	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Morningstar Mid-Cap Growth
Barclays Capital Inc.	$525,068	$525,068	$—
Citigroup Global Markets Inc.	979,021	979,021	—
Credit Suisse Securities (USA) LLC	1,773,334	1,773,334	—
Deutsche Bank Securities Inc.	983,127	983,127	—
Goldman Sachs & Co.	119,885	119,885	—
HSBC Bank PLC	1,468,768	1,468,768	—
Jefferies LLC	576,350	576,350	—
JPMorgan Securities LLC	5,322,937	5,322,937	—
Merrill Lynch, Pierce, Fenner & Smith	4,246,888	4,246,888	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	5,723,240	5,723,240	—
Scotia Capital (USA) Inc.	1,494,050	1,494,050	—
SG Americas Securities LLC	796,132	796,132	—
State Street Bank & Trust Company	37,702	37,702	—
UBS AG	264,150	264,150	—
UBS Securities LLC	349,692	349,692	—
Wells Fargo Securities LLC	137,705	137,705	—

	$24,798,049	$24,798,049	$—

Morningstar Mid-Cap Value
Barclays Capital Inc.	$262,933	$262,933	$—
Merrill Lynch, Pierce, Fenner & Smith	859,612	859,612	—
Mizuho Securities USA Inc.	829,240	829,240	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	1,093,643	1,093,643	—
State Street Bank & Trust Company	366,244	366,244	—

	$3,411,672	$3,411,672	$—

Morningstar Small-Cap
Barclays Capital Inc.	$2,053	$2,053	$—
BNP Paribas New York Branch	569,552	569,552	—
BNP Paribas Prime Brokerage International Ltd.	981,720	981,720	—
BNP Paribas Securities Corp.	228,267	228,267	—
Citigroup Global Markets Inc.	3,289,087	3,289,087	—
Credit Suisse Securities (USA) LLC	805,190	805,190	—
Goldman Sachs & Co.	4,140,021	4,140,021	—
HSBC Bank PLC	1,147,159	1,147,159	—
Jefferies LLC	684,635	684,635	—
JPMorgan Securities LLC	694,306	694,306	—
Merrill Lynch, Pierce, Fenner & Smith	20,632	20,632	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,041,585	2,041,585	—
Nomura Securities International Inc.	1,311,752	1,311,752	—
Scotia Capital (USA) Inc.	50,292	50,292	—
SG Americas Securities LLC	31,149	31,149	—
State Street Bank & Trust Company	10,062	10,062	—
UBS AG	222,216	222,216	—
Wells Fargo Securities LLC	1,562,296	1,552,455	(9,841)

	$17,791,974	$17,782,133	$(9,841)

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Morningstar Small-Cap Growth
Barclays Capital Inc.	$3,335	$3,335	$—
BNP Paribas Prime Brokerage International Ltd.	2,262,112	2,262,112	—
Citigroup Global Markets Inc.	3,638,949	3,638,949	—
Credit Suisse Securities (USA) LLC	1,202,367	1,202,367	—
Deutsche Bank Securities Inc.	2,499,658	2,499,658	—
Goldman Sachs & Co.	3,998,963	3,998,963	—
HSBC Bank PLC	1,173,937	1,173,937	—
Jefferies LLC	342,958	342,958	—
JPMorgan Securities LLC	3,032,519	3,032,519	—
Merrill Lynch, Pierce, Fenner & Smith	7,030,172	7,030,172	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	1,927,761	1,927,761	—
National Financial Services LLC	2,118,806	2,118,806	—
Scotia Capital (USA) Inc.	19,374	19,374	—
SG Americas Securities LLC	1,533,422	1,533,422	—
State Street Bank & Trust Company	1,343,915	1,343,915	—
UBS AG	29,741	29,741	—
UBS Securities LLC	101,923	101,923	—
Wells Fargo Securities LLC	444,336	444,336	—

	$32,704,248	$32,704,248	$—

Morningstar Small-Cap Value
Barclays Capital Inc.	$565,382	$565,382	$—
BNP Paribas Prime Brokerage International Ltd.	191,455	191,455	—
Citigroup Global Markets Inc.	4,304,005	4,304,005	—
Credit Suisse Securities (USA) LLC	330,145	330,145	—
Deutsche Bank Securities Inc.	1,244,100	1,244,100	—
Goldman Sachs & Co.	6,424,754	6,424,754	—
HSBC Bank PLC	1,443,868	1,443,868	—
Jefferies LLC	33,271	33,271	—
JPMorgan Securities LLC	2,598,026	2,598,026	—
Merrill Lynch, Pierce, Fenner & Smith	3,047,132	3,047,132	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	6,195,565	6,195,565	—
National Financial Services LLC	805,920	805,920	—
Nomura Securities International Inc.	488,180	488,180	—
Scotia Capital (USA) Inc.	62,272	62,272	—
SG Americas Securities LLC	355,250	355,250	—
State Street Bank & Trust Company	1,509,558	1,509,558	—
UBS AG	204,538	204,538	—
UBS Securities LLC	627,081	627,081	—
Wells Fargo Securities LLC	2,980,971	2,980,971	—

	$33,411,473	$33,411,473	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

92	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Morningstar Large-Cap	0.20%
Morningstar Large-Cap Growth	0.25
Morningstar Large-Cap Value	0.25
Morningstar Mid-Cap	0.25
Morningstar Mid-Cap Growth	0.30

iShares ETF	Investment Advisory Fee
Morningstar Mid-Cap Value	0.30%
Morningstar Small-Cap	0.25
Morningstar Small-Cap Growth	0.30
Morningstar Small-Cap Value	0.30

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2018, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Morningstar Large-Cap	$675
Morningstar Large-Cap Growth	57,380
Morningstar Large-Cap Value	994
Morningstar Mid-Cap	36,347
Morningstar Mid-Cap Growth	57,056

iShares ETF	Fees Paid to BTC
Morningstar Mid-Cap Value	$27,988
Morningstar Small-Cap	79,025
Morningstar Small-Cap Growth	70,118
Morningstar Small-Cap Value	175,449

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES® TRUST

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Morningstar Large-Cap	$310,179,577	$259,568,028
Morningstar Large-Cap Growth	149,928,140	195,146,406
Morningstar Large-Cap Value	62,624,305	58,580,562
Morningstar Mid-Cap	190,783,860	215,336,077
Morningstar Mid-Cap Growth	47,494,878	72,128,821
Morningstar Mid-Cap Value	124,113,159	93,748,355
Morningstar Small-Cap	70,777,735	74,800,982
Morningstar Small-Cap Growth	24,780,834	29,557,711
Morningstar Small-Cap Value	127,253,029	91,582,695

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends — affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2018 were as follows:

iShares ETF	Purchases	Sales
Morningstar Large-Cap	$422,532,852	$422,283,026
Morningstar Large-Cap Growth	413,084,992	407,829,984
Morningstar Large-Cap Value	91,024,904	91,120,674
Morningstar Mid-Cap	391,970,170	387,340,863
Morningstar Mid-Cap Growth	105,828,007	105,195,222
Morningstar Mid-Cap Value	180,785,385	178,799,786
Morningstar Small-Cap	138,887,938	139,101,764
Morningstar Small-Cap Growth	69,198,177	69,392,368
Morningstar Small-Cap Value	255,212,078	249,907,574

94	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended April 30, 2018 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Morningstar Large-Cap	$405,614,404	$330,835,136
Morningstar Large-Cap Growth	61,197,401	15,441,777
Morningstar Large-Cap Value	30,100,086	59,229,177
Morningstar Mid-Cap	279,533,679	338,265,008
Morningstar Mid-Cap Growth	19,727,592	10,323,643
Morningstar Mid-Cap Value	121,686,680	114,729,782
Morningstar Small-Cap	82,569,998	90,471,227
Morningstar Small-Cap Growth	76,038,971	49,970,072
Morningstar Small-Cap Value	197,895,787	233,339,649

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2018, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, the characterization of corporate actions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Morningstar Large-Cap	$84,826,631	$—	$(84,826,631)
Morningstar Large-Cap Growth	(1,761,304)	—	1,761,304
Morningstar Large-Cap Value	(8,323,779)	4,834	8,318,945
Morningstar Mid-Cap	70,583,017	—	(70,583,017)
Morningstar Mid-Cap Growth	(56,525,300)	181,175	56,344,125
Morningstar Mid-Cap Value	26,807,345	—	(26,807,345)
Morningstar Small-Cap	19,249,227	277,911	(19,527,138)
Morningstar Small-Cap Growth	8,387,262	28,459	(8,415,721)
Morningstar Small-Cap Value	41,109,860	556,356	(41,666,216)

96	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended April 30, 2018 and April 30, 2017 was as follows:

iShares ETF	2018	2017
Morningstar Large-Cap
Ordinary income	$17,784,765	$14,027,823

Morningstar Large-Cap Growth
Ordinary income	$7,986,129	$6,602,273

Morningstar Large-Cap Value
Ordinary income	$9,667,473	$9,262,961

Morningstar Mid-Cap
Ordinary income	$10,424,753	$10,908,517

Morningstar Mid-Cap Growth
Ordinary income	$1,105,496	$1,077,603

Morningstar Mid-Cap Value
Ordinary income	$8,237,672	$5,788,007

Morningstar Small-Cap
Ordinary income	$3,185,010	$3,674,180

Morningstar Small-Cap Growth
Ordinary income	$605,018	$1,467,651

Morningstar Small-Cap Value
Ordinary income	$8,746,485	$10,611,019

As of April 30, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Morningstar Large-Cap	$834,231	$(20,601,346)	$112,247,008	$92,479,893
Morningstar Large-Cap Growth	446,256	(982,680)	288,959,641	288,423,217
Morningstar Large-Cap Value	798,103	(5,511,604)	37,179,063	32,465,562
Morningstar Mid-Cap	427,176	(27,440,863)	79,767,637	52,753,950
Morningstar Mid-Cap Growth	—	(3,999,375)	65,767,183	61,767,808
Morningstar Mid-Cap Value	327,469	(13,655,020)	42,289,063	28,961,512
Morningstar Small-Cap	—	(14,006,741)	26,581,426	12,574,685
Morningstar Small-Cap Growth	—	(2,472,113)	26,712,320	24,240,207
Morningstar Small-Cap Value	112,834	(24,643,135)	9,523,971	(15,006,330)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2019	Total
Morningstar Large-Cap	$20,601,346	$—	$20,601,346
Morningstar Large-Cap Growth	—	982,680	982,680
Morningstar Large-Cap Value	—	5,511,604	5,511,604
Morningstar Mid-Cap	27,440,863	—	27,440,863
Morningstar Mid-Cap Growth	—	3,999,375	3,999,375
Morningstar Mid-Cap Value	13,655,020	—	13,655,020
Morningstar Small-Cap	14,006,741	—	14,006,741
Morningstar Small-Cap Growth	2,472,113	—	2,472,113
Morningstar Small-Cap Value	24,643,135	—	24,643,135

[a]	Must be utilized prior to loses subject to expiration.

For the year ended April 30, 2018, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Morningstar Large-Cap Growth	$63,097,924
Morningstar Large-Cap Value	15,941,578
Morningstar Mid-Cap Growth	14,262,325

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Morningstar Large-Cap	$831,436,385	$154,887,873	$(42,640,865)	$112,247,008
Morningstar Large-Cap Growth	661,537,090	301,898,075	(12,938,434)	288,959,641
Morningstar Large-Cap Value	337,268,336	53,304,104	(16,125,041)	37,179,063
Morningstar Mid-Cap	682,699,116	107,210,368	(27,442,731)	79,767,637
Morningstar Mid-Cap Growth	218,914,509	74,141,264	(8,374,081)	65,767,183
Morningstar Mid-Cap Value	379,149,094	65,297,828	(23,008,765)	42,289,063
Morningstar Small-Cap	238,867,416	39,421,260	(12,839,834)	26,581,426
Morningstar Small-Cap Growth	172,577,248	34,932,121	(8,219,801)	26,712,320
Morningstar Small-Cap Value	472,326,288	57,280,693	(47,756,722)	9,523,971

98	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Morningstar Mid-Cap Value ETF received proceeds of $404,668 in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject to appeals in multiple appellate courts. The outcome of these appeals could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	99

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Morningstar Large-Cap ETF,

iShares Morningstar Large-Cap Growth ETF, iShares Morningstar Large-Cap Value ETF,

iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF,

iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF,

iShares Morningstar Small-Cap Growth ETF and iShares Morningstar Small-Cap Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Morningstar Large-Cap ETF, iShares Morningstar Large-Cap Growth ETF, iShares Morningstar Large-Cap Value ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar Small-Cap Growth ETF and iShares Morningstar Small-Cap Value ETF (nine of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations for the year ended April 30, 2018, the statements of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2018 and each of the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

100	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2018:

iShares ETF	Qualified Dividend Income
Morningstar Large-Cap	$19,337,961
Morningstar Large-Cap Growth	8,236,446
Morningstar Large-Cap Value	10,629,798
Morningstar Mid-Cap	9,525,941
Morningstar Mid-Cap Growth	1,207,612

iShares ETF	Qualified Dividend Income
Morningstar Mid-Cap Value	$8,364,300
Morningstar Small-Cap	2,202,223
Morningstar Small-Cap Growth	691,332
Morningstar Small-Cap Value	6,420,713

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended April 30, 2018 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Morningstar Large-Cap	100.00%
Morningstar Large-Cap Growth	89.90
Morningstar Large-Cap Value	100.00
Morningstar Mid-Cap	82.58
Morningstar Mid-Cap Growth	100.00

iShares ETF	Dividends- Received Deduction
Morningstar Mid-Cap Value	89.54%
Morningstar Small-Cap	69.05
Morningstar Small-Cap Growth	90.39
Morningstar Small-Cap Value	67.94

TAX INFORMATION	101

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Morningstar Large-Cap	$2.892262	$—	$0.018038	$2.910300	99%	—%	1%		100%
Morningstar Large-Cap Growth	1.400442	—	0.040857	1.441299	97	—	3		100
Morningstar Large-Cap Value	2.548804	—	0.003319	2.552123	100	—	0	[a]	100
Morningstar Mid-Cap	2.279353	—	0.125207	2.404560	95	—	5		100
Morningstar Mid-Cap Growth	0.850231	—	0.041419	0.891650	95	—	5		100
Morningstar Mid-Cap Value	3.036198	—	0.100784	3.136982	97	—	3		100
Morningstar Small-Cap	1.991390	—	0.166314	2.157704	92	—	8		100
Morningstar Small-Cap Growth	0.718017	—	0.051257	0.769274	93	—	7		100
Morningstar Small-Cap Value	2.534364	—	0.157768	2.692132	94	—	6		100

[a]	Rounds to less than 1%.

102	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Morningstar Large-Cap ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	680	51.51%
At NAV	234	17.73
Less than 0.0% and Greater than –0.5%	406	30.76

	1,320	100.00%

iShares Morningstar Large-Cap Growth ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	491	37.20%
At NAV	198	15.00
Less than 0.0% and Greater than –0.5%	631	47.80

	1,320	100.00%

SUPPLEMENTAL INFORMATION	103

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Large-Cap Value ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	495	37.49%
At NAV	188	14.24
Less than 0.0% and Greater than –0.5%	637	48.27

	1,320	100.00%

iShares Morningstar Mid-Cap ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Greater than 0.0% and Less than 0.5%	732	55.45
At NAV	190	14.39
Less than 0.0% and Greater than –0.5%	397	30.08

	1,320	100.00%

iShares Morningstar Mid-Cap Growth ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	407	30.84%
At NAV	181	13.71
Less than 0.0% and Greater than –0.5%	732	55.45

	1,320	100.00%

iShares Morningstar Mid-Cap Value ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	636	48.19%
At NAV	197	14.92
Less than 0.0% and Greater than –0.5%	487	36.89

	1,320	100.00%

104	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Small-Cap ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Greater than 0.0% and Less than 0.5%	466	35.30
At NAV	163	12.35
Less than 0.0% and Greater than –0.5%	690	52.27

	1,320	100.00%

iShares Morningstar Small-Cap Growth ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	4	0.30%
Greater than 0.0% and Less than 0.5%	501	37.95
At NAV	121	9.17
Less than 0.0% and Greater than –0.5%	694	52.58

	1,320	100.00%

iShares Morningstar Small-Cap Value ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	524	39.70%
At NAV	153	11.59
Less than 0.0% and Greater than –0.5%	643	48.71

	1,320	100.00%

SUPPLEMENTAL INFORMATION	105

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 357 funds (as of April 30, 2018) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as members of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (61)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

106	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	107

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

108	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

TRUSTEE AND OFFICER INFORMATION	109

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

110	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-404-0418

APRIL 30, 2018

2018 ANNUAL REPORT

iShares Trust

➢	iShares Cohen & Steers REIT ETF | ICF | Cboe BZX
➢	iShares Core U.S. REIT ETF | USRT | NYSE Arca
➢	iShares Europe Developed Real Estate ETF | IFEU | NASDAQ
➢	iShares Global REIT ETF | REET | NYSE Arca
➢	iShares International Developed Real Estate ETF | IFGL | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets advanced for the 12 months ended April 30, 2018 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 14.16% in U.S. dollar terms for the reporting period.

The primary factor behind the positive performance of global stocks was improving global economic growth, particularly in the U.S., Europe, Japan, and China. With the exception of the U.S. Federal Reserve Bank (“Fed”), many of the world’s central banks maintained accommodative monetary policies, which helped set the stage for increased global economic activity. In addition, several key developing economies, including Brazil, Russia, and Argentina, emerged from recession during the reporting period.

Strengthening global economic growth led to rising corporate profits across most regions of the world in 2017, which was also supportive for global equity markets. Global earnings estimates for 2018 accelerated at their fastest pace in more than a decade.

However, volatility in global equity markets increased in early 2018, leading to declines in many markets during the last three months of the reporting period. Rising global interest rates, a response to the improving economic environment, and signs of higher inflation weighed on global stocks. Concerns about escalating trade tensions between the U.S. and China, and the potential for a broader trade war, also contributed to the increased volatility in global equity markets.

Stocks in emerging markets returned approximately 22% in U.S. dollar terms for the reporting period, outperforming equities in developed markets. Emerging economies generally benefited from rising global trade, in addition to lower stock valuations and higher corporate earnings growth compared with developed market stocks. Emerging markets in Asia were the best performers, led by China and Thailand, while equity markets in the Middle East and Turkey trailed amid continued geopolitical conflict in the region.

Among developed markets, the Asia-Pacific region posted the best returns, gaining more than 17% in U.S. dollar terms for the reporting period. Singapore was the top-performing market in the region, benefiting from a continued recovery in the Singaporean economy. Japanese stocks also posted strong returns as the nation’s economic expansion reached eight consecutive quarters, its longest period of sustained economic growth in more than 20 years. Other Asian markets were supported by strong domestic and international demand for electronics and computer-related products.

European equity markets advanced by approximately 16% in U.S. dollar terms for the reporting period. European stocks benefited from robust corporate profit growth, outpacing the earnings growth of U.S. companies for the first time in a decade. Stock markets in Austria and Norway posted the strongest returns in Europe, while markets in Sweden and Switzerland declined slightly in U.S. dollar terms.

The U.S. stock market returned approximately 13% during the reporting period. U.S. stocks benefited from a stronger domestic economy, driven by healthy employment growth and a meaningful increase in manufacturing activity. In addition, U.S. income tax reform legislation, which lowered corporate tax rates, contributed to record profit growth for U.S. companies. Nonetheless, the U.S. market trailed most other regions of the world as the U.S. dollar depreciated against most foreign currencies, enhancing returns for non-U.S. markets when translated into U.S. dollar terms. The U.S. dollar’s depreciation occurred despite a series of interest rate increases by the Fed, which increased its short-term interest rate target to its highest level in a decade.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® COHEN & STEERS REIT ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.68)%	(2.69)%	(2.35)%	(2.68)%	(2.69)%	(2.35)%
5 Years	4.81%	4.81%	5.18%	26.47%	26.49%	28.73%
10 Years	4.79%	4.77%	5.04%	59.69%	59.36%	63.59%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$958.20	$1.65	$1,000.00	$1,023.10	$1.71	0.34%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® COHEN & STEERS REIT ETF

The iShares Cohen & Steers REIT ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate investment trusts (“REITs”), as represented by the Cohen & Steers Realty Majors Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was -2.68%, net of fees, while the total return for the Index was -2.35%.

REITs faced rising interest rates during the reporting period, which contributed to their overall decline. This was especially true in early 2018, when interest rates rose sharply in anticipation of stronger U.S. economic growth and rising inflation. Higher interest rates typically increase borrowing costs for REITs and make their relatively high dividend yields less attractive relative to bond yields.

Within the Index, healthcare REITs — companies that own hospitals, medical offices, senior living facilities, and other healthcare-related properties — detracted the most from the Index’s return for the reporting period. Concerns about a supply-and-demand imbalance among senior living facilities weighed on the industry as a substantial number of new units opened without a corresponding increase in residents. Expected reductions in Medicare reimbursements and a new payment system for skilled nursing facilities also negatively affected the performance of healthcare REITs.

Retail REITs also detracted from the Index’s return. The rapid growth of e-commerce led to an increase in retail store closures and bankruptcies, which resulted in higher vacancies at retail properties. In addition, retail REITs faced higher costs to redevelop large spaces left empty by vacating anchor tenants, such as department stores and other large retailers.

While robust e-commerce growth weighed on the retail sector, it was a supportive factor for industrial REITs, which contributed the most to the Index’s performance. Industrial REITs, which own warehouses and other industrial properties, benefited significantly from the proliferation of logistics warehouses where online shopping orders are fulfilled. Strong demand for warehouse space and high occupancy levels drove healthy rent growth for industrial REITs.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*

Specialized REITs	21.71%
Retail REITs	20.62
Residential REITs	20.09
Office REITs	15.73
Industrial REITs	9.98
Health Care REITs	8.60
Hotel & Resort REITs	3.27

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/18

Security	Percentage of Total Investments*

Simon Property Group Inc.	8.02%
Prologis Inc.	7.80
Equinix Inc.	7.44
Public Storage	6.82
Equity Residential	5.12
AvalonBay Communities Inc.	5.08
Digital Realty Trust Inc.	4.90
Welltower Inc.	4.47
Boston Properties Inc.	4.23
Ventas Inc.	4.14

TOTAL	58.02%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE U.S. REIT ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(3.18)%	(3.14)%	(3.26)%	(3.18)%	(3.14)%	(3.26)%
5 Years	4.13%	4.13%	4.42%	22.44%	22.43%	24.14%
10 Years	5.32%	5.27%	5.68%	67.96%	67.12%	73.67%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 2, 2016 reflects the performance of the FTSE NAREIT Real Estate 50 Index. Index performance beginning on November 3, 2016 reflects the performance of the FTSE NAREIT Equity REITs Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$955.00	$0.39	$1,000.00	$1,024.40	$0.40	0.08%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE U.S. REIT ETF

The iShares Core U.S. REIT ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate equities, as represented by the FTSE NAREIT Equity REITs Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was -3.18%, net of fees, while the total return for the Index was -3.26%.

Real estate investment trusts (“REITs”) faced rising interest rates during the reporting period, which contributed to their overall decline. This was especially true in early 2018, when interest rates rose sharply in anticipation of stronger U.S. economic growth and rising inflation. Higher interest rates typically increase borrowing costs for REITs and make their relatively high dividend yields less attractive relative to bond yields.

Within the Index, healthcare REITs — companies that own hospitals, medical offices, senior living facilities, and other healthcare-related properties — detracted the most from the Index’s return for the reporting period. Concerns about a supply-and-demand imbalance among senior living facilities weighed on the industry as a substantial number of new units opened without a corresponding increase in residents. Expected reductions in Medicare reimbursements and a new payment system for skilled nursing facilities also negatively affected the performance of healthcare REITs.

Retail REITs also detracted from the Index’s return. The rapid growth of e-commerce led to an increase in retail store closures and bankruptcies, which resulted in higher vacancies at retail properties. In addition, retail REITs faced higher costs to redevelop large spaces left empty by vacating anchor tenants, such as department stores and other large retailers.

While robust e-commerce growth weighed on the retail sector, it was a supportive factor for industrial REITs, which contributed the most to the Index’s performance. Industrial REITs, which own warehouses and other industrial properties, benefited significantly from the proliferation of logistics warehouses where online shopping orders are fulfilled. Strong demand for warehouse space and high occupancy levels drove healthy rent growth for industrial REITs.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*

Specialized REITs	19.12%
Retail REITs	18.48
Residential REITs	16.64
Office REITs	13.21
Health Care REITs	10.80
Industrial REITs	8.84
Hotel & Resort REITs	6.53
Diversified REITs	6.38

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/18

Security	Percentage of Total Investments*

Simon Property Group Inc.	6.17%
Prologis Inc.	4.34
Equinix Inc.	4.15
Public Storage	3.80
AvalonBay Communities Inc.	2.85
Equity Residential	2.78
Digital Realty Trust Inc.	2.73
Welltower Inc.	2.51
Boston Properties Inc.	2.37
Ventas Inc.	2.31

TOTAL	34.01%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.80%	19.67%	19.99%	19.80%	19.67%	19.99%
5 Years	8.59%	8.48%	8.70%	50.96%	50.20%	51.77%
10 Years	2.49%	2.30%	2.49%	27.92%	25.49%	27.88%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,096.20	$2.49	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Europe Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed European markets, as represented by the FTSE EPRA/NAREIT Developed Europe Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 19.80%, net of fees, while the total return for the Index was 19.99%.

10	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

The robust returns of European real estate stocks during the reporting period were driven in large part by strong capital inflows into European property markets. Improving economic conditions across Europe, the easing of political concerns, and historically low interest rates in 2017 contributed to the third-highest commercial real estate investment volume on record.

Every single country contributed positively to the Index’s return for the reporting period. Real estate investment was especially strong in Germany, which was the top contributor to the Index’s return. Commercial property investment volumes in Germany rose by 9% in 2017, the sixth consecutive year of growth. Higher occupancy rates and supply constraints led to rising rental growth in the residential and office industries. In particular, office properties benefited from positive employment trends. In addition, Berlin is one of Europe’s technology centers, and rental rates in the city’s office industry rose amid low vacancy rates, strong leasing volumes, and limited new development.

U.K. real estate stocks contributed meaningfully to the Index’s performance as the country’s property market rebounded. Despite ongoing uncertainty about the outcome of Brexit negotiations, commercial real estate investment in the U.K. increased sharply in 2017. Most notably, investment volumes in London’s property market surged by 48% in 2017, much of which came from foreign buyers. Additionally, occupancy rates in the London office industry remained firm as concerns about banks and other financial services companies leaving the city dissipated.

French real estate stocks were also noteworthy contributors to the Index’s return. Political uncertainty early in the reporting period weighed on real estate investment, but the election of President Emmanuel Macron restored investor confidence and led to a sharp increase in commercial property investment in France. Vacancy rates, particularly in the central business district of Paris, declined significantly.

From an industry perspective, real estate operating companies contributed the most to the Index’s return, led primarily by German residential property companies. Diversified real estate investment trusts (“REITs”) also contributed to the Index’s return, reflecting the broadly positive environment for REITs. Industrial REITs were also significant contributors to the Index’s performance as demand for logistics warehouses led to strong investment activity.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*

Real Estate Operating Companies	40.82%
Retail REITs	22.57
Diversified REITs	15.66
Office REITs	7.80
Industrial REITs	5.36
Diversified Real Estate Activities	2.18
Residential REITs	1.85
Health Care REITs	1.85
Specialized REITs	1.25
Hotels, Resorts & Cruise Lines	0.47
Real Estate Development	0.19

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 4/30/18

Country	Percentage of Total Investments*

United Kingdom	28.82%
Germany	25.76
France	18.34
Sweden	7.97
Switzerland	5.27
Spain	4.30
Belgium	3.51
Netherlands	1.96
Austria	1.27
Ireland	1.14

TOTAL	98.34%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® GLOBAL REIT ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.61%	1.45%	0.71%	1.61%	1.45%	0.71%
Since Inception	4.07%	4.05%	3.32%	16.43%	16.34%	13.24%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/8/14. The first day of secondary market trading was 7/10/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,003.90	$0.70	$1,000.00	$1,024.10	$0.70	0.14%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Global REIT ETF (the “Fund”) seeks to track the investment results of an index composed of global real estate equities in developed and emerging markets, as represented by the FTSE EPRA/NAREIT Global REIT Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 1.61%, net of fees, while the total return for the Index was 0.71%.

12	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® GLOBAL REIT ETF

The performance of the Index during the reporting period was characterized by significant regional disparities. Outside of the U.S., real estate investment trusts (“REITs”) posted solid gains, driven in large part by strong inflows into property markets around the world. Global real estate investments increased by more than 13% in 2017 to a record high of more than $1.6 trillion.

European REITs contributed the most to the Index’s return, led by the U.K. and France. Commercial real estate investment in the U.K. increased sharply in 2017 despite ongoing uncertainty about the outcome of Brexit negotiations. Most notably, investment volumes in London’s property market surged by 48% in 2017. In France, the election of President Emmanuel Macron restored investor confidence and led to a sharp increase in commercial property investment.

Asian real estate stocks, led by Singapore and Hong Kong, were also contributors to the Index’s return. Property investment volumes in Singapore surged by 55% in 2017 to their highest level in a decade. In Hong Kong, commercial real estate investment increased by 74% in 2017, reflecting strong investor demand from mainland China.

However, the positive performance of non-U.S. REITs was largely offset by a decline in U.S. REITs, which represented the largest country weight in the Index on average during the reporting period. U.S. REITs detracted from the Index’s return amid rising interest rates, which increased borrowing costs for REITs and made their relatively high dividend yields less attractive compared with bond yields. This was especially true in early 2018, when U.S. interest rates rose sharply in anticipation of stronger domestic economic growth and rising inflation. In addition, commercial property transaction volumes declined in 2017 for the second consecutive year.

From an industry perspective, healthcare and retail REITs detracted the most from the Index’s return. Many of the healthcare REITs in the Index faced expected reductions in U.S. Medicare reimbursements, while retail REITs struggled with an increase in store closures and bankruptcies related to the rapid growth of e-commerce. In contrast, industrial REITs contributed the most to the Index’s return, benefiting from the proliferation of logistics warehouses where e-commerce orders are fulfilled.

ALLOCATION BY SECTOR

As of 4/30/18

Sector	Percentage of Total Investments*

Retail REITs	25.80%
Diversified REITs	15.07
Office REITs	14.63
Residential REITs	12.90
Industrial REITs	10.42
Specialized REITs	8.22
Health Care REITs	7.88
Hotel & Resort REITs	5.02
Real Estate Operating Companies	0.06

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 4/30/18

Country	Percentage of Total Investments*

United States	61.76%
Japan	7.39
Australia	7.04
United Kingdom	6.04
France	4.29
Canada	3.30
Singapore	2.75
Hong Kong	1.81
South Africa	1.48
Spain	1.01

TOTAL	96.87%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

Performance as of April 30, 2018

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.69%	13.01%	13.93%	13.69%	13.01%	13.93%
5 Years	2.56%	2.36%	2.85%	13.46%	12.39%	15.06%
10 Years	2.04%	1.71%	2.24%	22.35%	18.50%	24.80%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Beginning Account Value (11/1/17)	Ending Account Value (4/30/18)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,077.30	$2.47	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

The iShares International Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed non-U.S. markets, as represented by the FTSE EPRA/NAREIT Developed ex-U.S. Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2018, the total return for the Fund was 13.69%, net of fees, while the total return for the Index was 13.93%.

The solid gains for international real estate stocks during the reporting period were driven in large part by strong inflows into property markets around the world. Global real estate investments increased by more than 13% in 2017 to a record high of more than $1.6 trillion. A synchronized global economic expansion, historically low interest rates, and robust investor demand contributed to the strength in international property markets.

European property stocks contributed the most to the Index’s return for the reporting period, led by Germany and the U.K. Real estate investment was especially strong in Germany, where commercial property investment volumes rose for the sixth consecutive year. Higher occupancy rates and supply constraints led to rising rental growth in the German residential and office industries. In the U.K., commercial real estate investment increased sharply in 2017 despite ongoing uncertainty about the outcome of Brexit negotiations. Most notably, investment volumes in London’s property market surged by 48% in 2017, and occupancy rates in the London office industry remained firm.

Asian real estate stocks, led by Hong Kong and Japan, were also meaningful contributors to the Index’s performance. In Hong Kong, commercial real estate investment increased by 74% in 2017, reflecting strong investor demand from mainland China. Decentralization was also a key development as expensive rents in Hong Kong’s central business district led to increased demand for office space in other areas of the country. Japan’s property market benefited from a sustained economic expansion during the reporting period, as well as a sharp increase in foreign investor demand, which contributed to rising real estate prices. Other factors supporting Japan’s property market included record high office occupancy levels, a low unemployment rate, and robust tourism.

From an industry perspective, real estate operating companies contributed the most to the Index’s return, led primarily by German residential property stocks. Companies engaged in diversified real estate activities were also significant contributors, led by property development companies in Japan and Hong Kong.

ALLOCATION BY SECTOR

As of 4/30/18

Sector/Investment Type	Percentage of Total Investments*

Retail REITs	20.49%
Real Estate Operating Companies	20.28
Diversified Real Estate Activities	19.05
Diversified REITs	14.46
Office REITs	9.60
Industrial REITs	6.86
Real Estate Development	4.09
Residential REITs	2.60
Other**	2.57

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 4/30/18

Country	Percentage of Total Investments*

Japan	22.32%
Hong Kong	16.88
Australia	11.27
United Kingdom	10.79
Germany	9.67
France	6.88
Canada	5.95
Singapore	5.70
Sweden	2.98
Switzerland	1.97

TOTAL	94.41%

*	Excludes money market funds.
**	Other includes sector and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2017 and held through April 30, 2018, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® COHEN & STEERS REIT ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.78%

HEALTH CARE REITS — 8.59%
Ventas Inc.	1,987,600	$102,202,392
Welltower Inc.	2,066,893	110,454,762

		212,657,154
HOTEL & RESORT REITS — 3.26%
Host Hotels & Resorts Inc.[a]	4,130,092	80,784,600

		80,784,600
INDUSTRIAL REITS — 9.96%
Duke Realty Corp.[a]	1,987,563	53,862,957
Prologis Inc.	2,969,445	192,746,675

		246,609,632
OFFICE REITS — 15.70%
Alexandria Real Estate Equities Inc.	564,662	70,339,945
Boston Properties Inc.	861,223	104,561,085
Douglas Emmett Inc.	889,315	33,144,770
Highwoods Properties Inc.	576,219	25,365,160
Kilroy Realty Corp.	549,049	39,350,342
SL Green Realty Corp.[a]	517,913	50,620,817
Vornado Realty Trust[a]	962,203	65,458,670

		388,840,789
RESIDENTIAL REITS — 20.04%
American Campus Communities Inc.[a]	761,370	29,777,181
American Homes 4 Rent Class A	1,405,088	28,382,777
AvalonBay Communities Inc.	770,619	125,610,897
Equity LifeStyle Properties Inc.[a]	490,204	43,706,589
Equity Residential[a]	2,050,859	126,558,509
Essex Property Trust Inc.	368,545	88,336,551
UDR Inc.[a]	1,493,269	53,981,674

		496,354,178
RETAIL REITS — 20.57%
Federal Realty Investment Trust	404,875	46,904,769
GGP Inc.	3,484,347	69,652,097
Kimco Realty Corp.[a]	2,375,495	34,468,432
National Retail Properties Inc.[a]	848,582	32,280,059
Realty Income Corp.[a]	1,572,590	79,431,521
Regency Centers Corp.[a]	825,780	48,597,153
Simon Property Group Inc.[a]	1,267,831	198,212,699

		509,546,730

Security	Shares	Value
SPECIALIZED REITS — 21.66%
Digital Realty Trust Inc.[a]	1,146,533	$121,177,073
Equinix Inc.[a]	436,616	183,723,646
Extra Space Storage Inc.[a]	702,697	62,954,624
Public Storage	835,310	168,548,852

		536,404,195

TOTAL COMMON STOCKS
(Cost: $2,482,793,319)		2,471,197,278

SHORT-TERM INVESTMENTS — 3.01%

MONEY MARKET FUNDS — 3.01%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[b,c,d]	69,336,192	69,343,126
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[b,c]	5,157,999	5,157,999

		74,501,125

TOTAL SHORT-TERM INVESTMENTS
(Cost: $74,496,665)		74,501,125

TOTAL INVESTMENTS IN SECURITIES — 102.79%
(Cost: $2,557,289,984)		2,545,698,403
Other Assets, Less Liabilities — (2.79)%		(69,049,817)

NET ASSETS — 100.00%		$2,476,648,586

[a]	All or a portion of this security is on loan.
[b]	Affiliate of the Fund.
[c]	Annualized 7-day yield as of period end.
[d]	All or a portion of this security was purchased with cash collateral received from loaned securities.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® COHEN & STEERS REIT ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	293,336,971	—		(224,000,779)[b]	69,336,192	$69,343,126	$391,366	[c]	$18,170	$(65,337)
BlackRock Cash Funds: Treasury, SL Agency Shares	3,451,206	1,706,793	[b]	—	5,157,999	5,157,999	47,416		—	—

						$74,501,125	$438,782		$18,170	$(65,337)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts (Note 5)

Futures contracts outstanding as of April 30, 2018 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value / unrealized appreciation (depreciation)
Long Contracts Dow Jones U.S. Real Estate	173	Jun 2018	$5,180	$5,300

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$2,471,197,278	$—	$—	$2,471,197,278
Money market funds	74,501,125	—	—	74,501,125

Total	$2,545,698,403	$—	$—	$2,545,698,403

Derivative financial instruments[a]
Assets
Futures contracts	$5,300	$—	$—	$5,300

Total	$5,300	$—	$—	$5,300

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

18	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE U.S. REIT ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.70%

DIVERSIFIED REITS — 6.36%
American Assets Trust Inc.	26,204	$879,668
Armada Hoffler Properties Inc.	29,022	393,829
Colony NorthStar Inc. Class Aa	351,266	2,146,235
Empire State Realty Trust Inc. Class A	83,815	1,460,057
Forest City Realty Trust Inc. Class A	158,015	3,169,781
Gladstone Commercial Corp.	19,550	338,997
Global Net Lease Inc.[a]	43,990	818,654
Investors Real Estate Trust	83,922	447,304
Lexington Realty Trust	152,074	1,222,675
Liberty Property Trust	95,660	4,000,501
One Liberty Properties Inc.	10,782	256,180
PS Business Parks Inc.	12,799	1,475,469
Select Income REIT	41,003	777,417
Spirit Realty Capital Inc.	296,810	2,389,321
STORE Capital Corp.	110,983	2,800,101
VEREIT Inc.	635,122	4,318,830
Washington REIT	51,077	1,466,932
WP Carey Inc.	68,584	4,379,088

		32,741,039
HEALTH CARE REITS — 10.77%
CareTrust REIT Inc.	49,886	658,994
Community Healthcare Trust Inc.[a]	11,163	284,656
Global Medical REIT Inc.[a]	11,788	91,829
HCP Inc.[a]	304,958	7,123,819
Healthcare Realty Trust Inc.	79,431	2,210,565
Healthcare Trust of America Inc. Class A	131,857	3,295,106
LTC Properties Inc.[a]	26,297	950,637
MedEquities Realty Trust Inc.	18,598	189,514
Medical Properties Trust Inc.	235,341	3,007,658
National Health Investors Inc.[a]	26,023	1,776,590
New Senior Investment Group Inc.	51,259	441,853
Omega Healthcare Investors Inc.[a]	126,581	3,288,574
Physicians Realty Trust[a]	116,563	1,741,451
Quality Care Properties Inc.[b]	61,352	1,347,903
Sabra Health Care REIT Inc.	114,857	2,103,032
Senior Housing Properties Trust	109,284	1,701,552
Universal Health Realty Income Trust	8,195	491,126
Ventas Inc.	230,235	11,838,684
Welltower Inc.	240,682	12,862,046

		55,405,589

Security	Shares	Value
HOTEL & RESORT REITS — 6.51%
Apple Hospitality REIT Inc.	136,709	$2,459,395
Ashford Hospitality Trust Inc.	49,887	343,223
Braemar Hotels & Resorts Inc.	16,976	176,550
Chatham Lodging Trust	28,918	550,888
Chesapeake Lodging Trust	38,394	1,134,159
DiamondRock Hospitality Co.	129,807	1,434,367
Hersha Hospitality Trust	25,176	472,805
Hospitality Properties Trust	53,353	1,327,423
Host Hotels & Resorts Inc.	473,958	9,270,619
LaSalle Hotel Properties	73,871	2,184,365
Park Hotels & Resorts Inc.	116,227	3,345,013
Pebblebrook Hotel Trust[a]	44,864	1,569,791
RLJ Lodging Trust	109,840	2,281,377
Ryman Hospitality Properties Inc.	28,651	2,245,665
Summit Hotel Properties Inc.[a]	67,279	974,200
Sunstone Hotel Investors Inc.	146,461	2,284,792
Xenia Hotels & Resorts Inc.	69,686	1,434,835

		33,489,467
INDUSTRIAL REITS — 8.82%
Americold Realty Trust	30,219	622,814
DCT Industrial Trust Inc.	60,673	3,978,329
Duke Realty Corp.	230,938	6,258,420
EastGroup Properties Inc.	22,230	1,995,809
First Industrial Realty Trust Inc.	77,023	2,396,185
Gramercy Property Trust	103,627	2,435,234
Industrial Logistics Properties Trust	13,748	282,109
Monmouth Real Estate Investment Corp.	48,087	751,600
Prologis Inc.[a]	343,154	22,274,126
Rexford Industrial Realty Inc.	50,049	1,528,997
STAG Industrial Inc.[a]	61,338	1,507,075
Terreno Realty Corp.	35,627	1,323,543

		45,354,241
OFFICE REITS — 13.17%
Alexandria Real Estate Equities Inc.	64,956	8,091,569
Boston Properties Inc.	99,958	12,135,901
Brandywine Realty Trust	112,258	1,808,476
City Office REIT Inc.	23,355	265,780
Columbia Property Trust Inc.	77,849	1,662,855
Corporate Office Properties Trust	64,827	1,783,391
Cousins Properties Inc.	270,692	2,406,452
Douglas Emmett Inc.	103,728	3,865,943

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CORE U.S. REIT ETF

April 30, 2018

Security	Shares	Value
Easterly Government Properties Inc.	28,839	$594,372
Equity Commonwealth[b]	78,454	2,431,289
Franklin Street Properties Corp.	71,345	555,064
Government Properties Income Trust	23,236	290,218
Highwoods Properties Inc.	66,116	2,910,426
Hudson Pacific Properties Inc.	101,620	3,340,249
JBG SMITH Properties	56,044	2,066,342
Kilroy Realty Corp.	62,679	4,492,204
Mack-Cali Realty Corp.	58,717	1,008,171
NorthStar Realty Europe Corp.	35,327	512,241
Paramount Group Inc.	133,792	1,919,915
Piedmont Office Realty Trust Inc. Class Aa	92,714	1,661,435
SL Green Realty Corp.	58,753	5,742,518
Tier REIT Inc.	30,951	588,379
Vornado Realty Trust[a]	111,694	7,598,543

		67,731,733
RESIDENTIAL REITS — 16.59%
American Campus Communities Inc.	88,550	3,463,190
American Homes 4 Rent Class A	157,254	3,176,531
Apartment Investment & Management Co. Class A	101,467	4,119,560
AvalonBay Communities Inc.	89,760	14,630,880
Bluerock Residential Growth REIT Inc.[a]	14,900	133,951
Camden Property Trust	59,027	5,040,906
Clipper Realty Inc.	14,148	115,872
Education Realty Trust Inc.[a]	49,269	1,621,443
Equity LifeStyle Properties Inc.[a]	54,007	4,815,264
Equity Residential[a]	231,374	14,278,090
Essex Property Trust Inc.	42,415	10,166,451
Front Yard Residential Corp.[a]	32,132	315,536
Independence Realty Trust Inc.	54,426	511,604
Invitation Homes Inc.[a]	190,465	4,407,360
Mid-America Apartment Communities Inc.	73,582	6,729,810
NexPoint Residential Trust Inc.	11,170	299,244
Preferred Apartment Communities Inc. Class A	25,909	381,121
Sun Communities Inc.	49,362	4,632,624
UDR Inc.[a]	172,351	6,230,489
UMH Properties Inc.	20,177	272,995

		85,342,921

Security	Shares	Value
RETAIL REITS — 18.42%
Acadia Realty Trust	53,608	$1,265,149
Agree Realty Corp.	18,955	926,520
Alexander’s Inc.[a]	1,395	548,723
Brixmor Property Group Inc.	198,507	2,955,769
CBL & Associates Properties Inc.[a]	115,676	483,526
Cedar Realty Trust Inc.	56,984	221,668
DDR Corp.	201,869	1,463,550
Federal Realty Investment Trust	47,455	5,497,662
Getty Realty Corp.	20,077	502,929
GGP Inc.	400,122	7,998,439
Kimco Realty Corp.	268,604	3,897,444
Kite Realty Group Trust	53,524	787,873
Macerich Co. (The)	88,875	5,120,977
National Retail Properties Inc.[a]	99,520	3,785,741
Pennsylvania REIT[a]	44,248	428,321
Ramco-Gershenson Properties Trust[a]	51,012	609,593
Realty Income Corp.	182,976	9,242,118
Regency Centers Corp.	96,865	5,700,505
Retail Opportunity Investments Corp.[a]	69,995	1,203,914
Retail Properties of America Inc. Class A	143,452	1,655,436
Saul Centers Inc.	7,938	379,833
Simon Property Group Inc.	202,438	31,649,157
Tanger Factory Outlet Centers Inc.[a]	60,114	1,319,502
Taubman Centers Inc.	38,504	2,155,454
Urban Edge Properties	66,834	1,374,775
Urstadt Biddle Properties Inc. Class A	19,165	380,809
Washington Prime Group Inc.[a]	123,285	797,654
Weingarten Realty Investors	78,163	2,147,138
Whitestone REIT[a]	26,956	292,473

		94,792,652
SPECIALIZED REITS — 19.06%
CoreCivic Inc.	76,881	1,549,921
CoreSite Realty Corp.	22,082	2,298,736
CubeSmart	117,096	3,447,306
CyrusOne Inc.	58,722	3,146,912
Digital Realty Trust Inc.	132,511	14,005,088
EPR Properties	40,800	2,244,816
Equinix Inc.	50,582	21,284,400
Extra Space Storage Inc.[a]	79,026	7,079,939

20	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. REIT ETF

April 30, 2018

Security	Shares	Value
Farmland Partners Inc.[a]	20,612	$157,063
Four Corners Property Trust Inc.	40,030	907,080
Gaming and Leisure Properties Inc.	130,517	4,472,818
GEO Group Inc. (The)	79,246	1,783,035
Gladstone Land Corp.	8,960	112,896
Iron Mountain Inc.[a]	183,386	6,224,121
Lamar Advertising Co. Class A	53,894	3,433,587
Life Storage Inc.	29,819	2,637,192
National Storage Affiliates Trust	32,708	860,874
Outfront Media Inc.	89,999	1,687,481
Public Storage	96,473	19,466,322
QTS Realty Trust Inc. Class A	31,874	1,128,021
Safety Income & Growth Inc.[a]	6,781	121,719

		98,049,327

TOTAL COMMON STOCKS
(Cost: $532,391,907)		512,906,969

Security	Shares	Value
SHORT-TERM INVESTMENTS — 4.71%

MONEY MARKET FUNDS — 4.71%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[c,d,e]	23,274,027	$23,276,354
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[c,d]	968,319	968,319

		24,244,673

TOTAL SHORT-TERM INVESTMENTS
(Cost: $24,243,462)		24,244,673

TOTAL INVESTMENTS IN SECURITIES — 104.41%
(Cost: $556,635,369)		537,151,642
Other Assets, Less Liabilities — (4.41)%		(22,676,950)

NET ASSETS — 100.00%		$514,474,692

[a]	All or a portion of this security is on loan.
[b]	Non-income producing security.
[c]	Affiliate of the Fund.
[d]	Annualized 7-day yield as of period end.
[e]	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	9,053,353	14,220,674	[b]	—	23,274,027	$23,276,354	$49,345	[c]	$(2,279)	$523
BlackRock Cash Funds: Treasury, SL Agency Shares	158,729	809,590	[b]	—	968,319	968,319	6,295		—	—

						$24,244,673	$55,640		$(2,279)	$523

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CORE U.S. REIT ETF

April 30, 2018

Futures Contracts (Note 5)

Futures contracts outstanding as of April 30, 2018 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value / unrealized appreciation (depreciation)
Long Contracts Dow Jone U.S. Real Estate	23	Jun 2018	$689	$2,968

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$512,906,969	$—	$—	$512,906,969
Money market funds	24,244,673	—	—	24,244,673

Total	$537,151,642	$—	$—	$537,151,642

Derivative financial instruments[a]
Assets
Futures contracts	$2,968	$—	$—	$2,968

Total	$2,968	$—	$—	$2,968

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

22	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.20%

AUSTRIA — 1.26%
BUWOG AG	4,735	$166,133
CA Immobilien Anlagen AG	11,110	385,780

		551,913
BELGIUM — 3.48%
Aedifica SA	2,888	262,394
Befimmo SA	3,105	201,829
Cofinimmo SA	3,320	441,234
Intervest Offices & Warehouses NV	2,548	73,268
Leasinvest Real Estate SCA	330	38,993
Retail Estates NV	1,034	90,948
Warehouses De Pauw CVA	2,684	330,766
Wereldhave Belgium NV	349	40,311
Xior Student Housing NV	1,009	44,131

		1,523,874
FINLAND — 0.57%
Citycon OYJ	61,923	142,074
Technopolis OYJ	22,416	105,218

		247,292
FRANCE — 18.19%
Carmila SA	3,551	107,687
Fonciere Des Regions	6,379	714,063
Gecina SA	7,434	1,289,780
ICADE	5,672	564,337
Klepierre SA	32,316	1,324,378
Mercialys SA	6,632	127,002
Unibail-Rodamco SE	15,933	3,828,873

		7,956,120
GERMANY — 25.56%
ADLER Real Estate AGa,b	4,753	88,321
ADO Properties SAc	4,688	258,053
alstria office REIT AG	23,623	355,624
Aroundtown SA	91,193	729,387
Deutsche Euroshop AGb	8,213	295,704
Deutsche Wohnen SE Bearer	57,064	2,698,495
DIC Asset AG	6,874	84,879
Grand City Properties SA	17,476	422,290
Hamborner REIT AG	12,277	138,244
LEG Immobilien AG	10,167	1,173,591
Sirius Real Estate Ltd.	137,465	121,176
TAG Immobilien AG	23,535	497,328
TLG Immobilien AG	13,583	391,237
Vonovia SE	78,052	3,923,922

		11,178,251

Security	Shares	Value
IRELAND — 1.13%
Green REIT PLC	110,012	$201,767
Hibernia REIT PLC	111,397	199,731
Irish Residential Properties REIT PLC	55,737	91,719

		493,217
ITALY — 0.52%
Beni Stabili SpA SIIQ	164,551	155,967
Immobiliare Grande Distribuzione SIIQ SpA	7,738	72,576

		228,543
NETHERLANDS — 1.94%
Eurocommercial Properties NV	7,673	321,687
NSI NV	2,830	121,895
Vastned Retail NV	2,920	146,233
Wereldhave NV	6,479	260,670

		850,485
NORWAY — 0.56%
Entra ASA[c]	17,614	242,736

		242,736
SPAIN — 4.27%
Axiare Patrimonio SOCIMI SA	1,620	34,409
Hispania Activos Inmobiliarios SOCIMI SA	14,213	302,230
Inmobiliaria Colonial SOCIMI SA	45,797	533,399
Lar Espana Real Estate SOCIMI SA	14,405	163,599
Merlin Properties SOCIMI SA	53,882	833,282

		1,866,919
SWEDEN — 7.90%
Castellum AB	43,295	703,178
Catena AB	2,595	51,289
D. Carnegie & Co. ABa	6,502	101,438
Dios Fastigheter AB	13,395	85,337
Fabege AB	42,370	490,916
Fastighets AB Balder Class Ba	15,573	403,263
Hemfosa Fastigheter AB	24,112	300,055
Hufvudstaden AB Class A	17,671	260,730
Klovern AB Class B	91,013	114,196
Kungsleden AB	30,542	217,633
Pandox AB	12,071	204,336
Wallenstam AB Class B	30,678	275,972
Wihlborgs Fastigheter AB	10,657	248,172

		3,456,515

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

April 30, 2018

Security	Shares	Value
SWITZERLAND — 5.23%
Allreal Holding AG Registered	2,264	$373,026
Mobimo Holding AG Registered[a]	979	253,675
PSP Swiss Property AG Registered	6,298	590,736
Swiss Prime Site AG Registered Registered	11,358	1,067,645

		2,285,082
UNITED KINGDOM — 28.59%
Assura PLC	376,427	309,009
Big Yellow Group PLC	23,332	296,136
British Land Co. PLC (The)	158,191	1,465,054
Capital & Counties Properties PLC	117,480	466,501
Capital & Regional PLC	87,183	63,643
Custodian Reit PLC	56,741	91,594
Daejan Holdings PLC	728	60,163
Derwent London PLC	16,087	706,822
Empiric Student Property PLC	93,659	110,167
F&C Commercial Property Trust Ltd.	84,099	170,276
F&C UK Real Estate Investment Ltd.	38,786	56,627
GCP Student Living PLC	61,847	118,066
Grainger PLC	65,843	284,219
Great Portland Estates PLC	45,176	433,944
Hammerson PLC	127,554	964,519
Hansteen Holdings PLC	64,355	117,713
Helical PLC	15,691	81,045
Intu Properties PLC	142,424	383,116
Land Securities Group PLC	114,529	1,559,166
LondonMetric Property PLC	102,659	269,079
MedicX Fund Ltd.	69,106	76,337
NewRiver REIT PLC	47,913	191,380
Phoenix Spree Deutschland Ltd.	12,781	62,670
Picton Property Income Ltd. (The)	86,592	106,983
Primary Health Properties PLC	100,121	155,553
RDI REIT PLC	201,440	102,935
Regional REIT Ltd.[c]	50,600	69,694
Safestore Holdings PLC	32,714	246,921
Schroder REIT Ltd.	83,202	70,020
Segro PLC	160,275	1,426,517
Shaftesbury PLC	36,833	512,900
Standard Life Investment Property Income Trust Ltd.	64,168	83,079
Target Healthcare REIT Ltd.	48,365	73,610
Tritax Big Box REIT PLC	219,042	451,943
UK Commercial Property Trust Ltd./fund	106,040	130,280

Security	Shares	Value
UNITE Group PLC (The)	38,205	$438,602
Workspace Group PLC	19,363	295,766

		12,502,049

TOTAL COMMON STOCKS
(Cost: $41,115,849)		43,382,996

SHORT-TERM INVESTMENTS — 0.76%

MONEY MARKET FUNDS — 0.76%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[d,e,f]	320,398	320,429
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[d,e]	11,698	11,698

		332,127

TOTAL SHORT-TERM INVESTMENTS
(Cost: $332,096)		332,127

TOTAL INVESTMENTS IN SECURITIES — 99.96%
(Cost: $41,447,945)		43,715,123
Other Assets, Less Liabilities — 0.04%		16,122

NET ASSETS — 100.00%		$43,731,245

[a]	Non-income producing security.
[b]	All or a portion of this security is on loan.
[c]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
[d]	Affiliate of the Fund.
[e]	Annualized 7-day yield as of period end.
[f]	All or a portion of this security was purchased with cash collateral received from loaned securities.

24	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

April 30, 2018

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	318,995	1,403	[b]	—	320,398	$320,429	$8,279	[c]	$(113)	$(49)
BlackRock Cash Funds: Treasury, SL Agency Shares	27,687	—		(15,989)[b]	11,698	11,698	197		—	—

						$332,127	$8,476		$(113)	$(49)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$43,382,996	$—	$—	$43,382,996
Money market funds	332,127	—	—	332,127

Total	$43,715,123	$—	$—	$43,715,123

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® GLOBAL REIT ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.34%

AUSTRALIA — 7.00%
BWP Trust	384,517	$908,490
Charter Hall Retail REIT	280,761	837,133
Cromwell Property Group	1,148,015	940,238
Dexus	803,642	5,756,909
Goodman Group	1,369,015	9,372,943
GPT Group (The)	1,415,777	5,172,503
Investa Office Fund	410,946	1,361,789
Mirvac Group	2,921,168	4,939,296
Scentre Group	4,045,848	12,307,649
Shopping Centres Australasia Property Group	639,770	1,149,374
Stockland	1,902,206	5,944,542
Vicinity Centres	2,595,929	4,781,268
Westfield Corp.	1,500,750	10,422,135

		63,894,269
BELGIUM — 0.84%
Aedifica SA	13,411	1,218,478
Befimmo SA	16,009	1,040,603
Cofinimmo SA	16,747	2,225,709
Intervest Offices & Warehouses NV	15,678	450,823
Leasinvest Real Estate SCA	2,330	275,317
Retail Estates NV	5,382	473,384
Warehouses De Pauw CVA	12,512	1,541,933
Wereldhave Belgium NV	2,323	268,315
Xior Student Housing NV	3,758	164,363

		7,658,925
CANADA — 3.28%
Allied Properties REIT	72,131	2,333,940
Artis REIT	126,878	1,325,244
Boardwalk REIT[a]	29,990	1,078,699
Canadian Apartment Properties REIT	106,910	3,089,002
Canadian REIT	56,329	2,218,975
Cominar REIT	136,443	1,333,617
Crombie REIT	73,475	712,426
Dream Global REIT	120,576	1,287,636
Dream Office REIT	60,878	1,129,279
Granite REIT	36,874	1,452,869
H&R REIT	234,383	3,770,020
Killam Apartment REIT	54,465	602,452
Northview Apartment Real Estate Investment Trust	40,546	806,840

Security	Shares	Value
NorthWest Healthcare Properties REIT	60,352	$527,277
Pure Industrial Real Estate Trust	235,749	1,485,902
RioCan REIT	258,087	4,700,910
SmartCentres Real Estate Investment Trust	94,618	2,125,667

		29,980,755
CHINA — 0.11%
Spring REIT[a]	897,000	372,595
Yuexiu REIT	984,000	658,236

		1,030,831
FRANCE — 4.26%
Carmila SA	16,789	509,140
Fonciere Des Regions	30,687	3,435,093
Gecina SA	35,897	6,228,037
ICADE	27,830	2,768,952
Klepierre SA	159,905	6,553,246
Mercialys SA	33,992	650,945
Unibail-Rodamco SE	78,016	18,748,091

		38,893,504
GERMANY — 0.27%
alstria office REIT AG	112,163	1,688,520
Hamborner REIT AG	65,508	737,648

		2,426,168
GREECE — 0.00%
Grivalia Properties REIC AE	1,008	11,107

		11,107
HONG KONG — 1.80%
Champion REIT	1,599,000	1,132,793
Link REIT	1,727,500	15,319,848

		16,452,641
IRELAND — 0.28%
Green REIT PLC	575,731	1,055,917
Hibernia REIT PLC	553,892	993,111
Irish Residential Properties REIT PLC	308,480	507,625

		2,556,653
ITALY — 0.13%
Beni Stabili SpA SIIQ	827,069	783,923
Immobiliare Grande Distribuzione SIIQ SpA	39,487	370,358

		1,154,281

26	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL REIT ETF

April 30, 2018

Security	Shares	Value
JAPAN — 7.34%
Activia Properties Inc.	490	$2,171,807
Advance Residence Investment Corp.	960	2,473,146
AEON REIT Investment Corp.[a]	1,141	1,183,491
Daiwa House REIT Investment Corp.	1,472	3,511,008
Daiwa Office Investment Corp.	206	1,218,021
Frontier Real Estate Investment Corp.	323	1,331,259
Fukuoka REIT Corp.	736	1,138,723
GLP J-REIT	2,208	2,370,939
Hulic Reit Inc.	790	1,219,383
Industrial & Infrastructure Fund Investment Corp.	1,116	1,235,071
Invincible Investment Corp.	3,326	1,486,328
Japan Excellent Inc.	921	1,196,858
Japan Hotel REIT Investment Corp.	3,193	2,416,088
Japan Logistics Fund Inc.	678	1,373,659
Japan Prime Realty Investment Corp.	670	2,430,797
Japan Real Estate Investment Corp.	947	4,915,659
Japan Rental Housing Investments Inc.	1,472	1,146,122
Japan Retail Fund Investment Corp.	2,228	4,174,000
Kenedix Office Investment Corp.	263	1,615,134
Kenedix Retail REIT Corp.	388	821,209
Mori Hills REIT Investment Corp.	1,085	1,393,123
Mori Trust Sogo REIT Inc.	810	1,208,801
Nippon Accommodations Fund Inc.	335	1,498,583
Nippon Building Fund Inc.	980	5,507,882
Nippon Prologis REIT Inc.	1,417	2,982,272
Nomura Real Estate Master Fund Inc.	3,103	4,330,163
Orix JREIT Inc.	2,208	3,363,707
Premier Investment Corp.	955	934,709
Sekisui House Reit Inc.	1,472	948,376
Sekisui House Residential Investment Corp.	862	879,921
Tokyu REIT Inc.	736	990,077
United Urban Investment Corp.	2,340	3,588,321

		67,054,637
MEXICO — 0.75%
Concentradora Fibra Danhos SA de CV	100,387	177,768
Concentradora Fibra Hotelera Mexicana SA de CVb	465,518	288,251

Security	Shares	Value
Fibra Uno Administracion SA de CV	2,481,379	$4,091,561
Macquarie Mexico Real Estate Management SA de CV	719,850	764,993
PLA Administradora Industrial S. de RL de CV	613,529	974,086
Prologis Property Mexico SA de CV	324,901	600,946

		6,897,605
NETHERLANDS — 0.46%
Eurocommercial Properties NV	37,294	1,563,533
NSI NV	14,559	627,090
Vastned Retail NV	15,295	765,971
Wereldhave NV	32,138	1,293,009

		4,249,603
NEW ZEALAND — 0.13%
Kiwi Property Group Ltd.[a]	1,209,369	1,167,406

		1,167,406
SINGAPORE — 2.73%
Ascendas REIT	1,927,350	3,886,579
Ascott Residence Trust[a]	1,031,332	887,971
CapitaLand Commercial Trust	1,840,064	2,529,298
CapitaLand Mall Trust	1,842,100	2,921,650
CapitaLand Retail China Trust	518,500	614,814
CDL Hospitality Trusts	606,800	815,758
First REIT[a]	596,600	617,305
Fortune REIT	911,000	1,080,675
Keppel REIT[a]	1,630,700	1,527,184
Lippo Malls Indonesia Retail Trust[a]	1,900,400	466,470
Mapletree Commercial Trust	1,553,092	1,900,237
Mapletree Greater China Commercial Trust[a]	1,640,000	1,473,962
Mapletree Industrial Trust	1,055,100	1,617,653
Mapletree Logistics Trust	1,692,840	1,623,735
Suntec REIT	1,999,700	2,960,169

		24,923,460
SOUTH AFRICA — 1.47%
Delta Property Fund Ltd.	470,530	244,994
Emira Property Fund Ltd.	334,667	429,467
Growthpoint Properties Ltd.	2,170,577	5,059,681
Hyprop Investments Ltd.	193,579	1,767,739
Rebosis Property Fund Ltd.	459,906	298,407
Redefine Properties Ltd.	4,031,528	3,868,846
SA Corporate Real Estate Ltd.	1,973,538	755,663
Vukile Property Fund Ltd.	533,349	961,278

		13,386,075

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® GLOBAL REIT ETF

April 30, 2018

Security	Shares	Value
SPAIN — 1.00%
Axiare Patrimonio SOCIMI SA	7,938	$168,604
Hispania Activos Inmobiliarios SOCIMI SA	68,986	1,466,940
Inmobiliaria Colonial SOCIMI SA	222,040	2,586,109
Lar Espana Real Estate SOCIMI SA	68,224	774,825
Merlin Properties SOCIMI SA	268,163	4,147,128

		9,143,606
TURKEY — 0.14%
AKIS Gayrimenkul Yatirimi ASC	51,624	42,922
Dogus Gayrimenkul Yatirim Ortakligi AS	42,932	31,471
Emlak Konut Gayrimenkul Yatirim Ortakligi ASd	1,522,410	910,019
Is Gayrimenkul Yatirim Ortakligi ASa	689,298	206,862
Torunlar Gayrimenkul Yatirim Ortakligi AS	139,195	95,873

		1,287,147
UNITED KINGDOM — 6.00%
Assura PLC	1,634,238	1,341,547
Big Yellow Group PLC	113,551	1,441,221
British Land Co. PLC (The)	775,557	7,182,666
Capital & Regional PLC	599,933	437,948
Custodian Reit PLC	298,348	481,609
Derwent London PLC	77,875	3,421,629
Empiric Student Property PLC	539,608	634,718
F&C UK Real Estate Investment Ltd.	243,366	355,312
GCP Student Living PLC	297,501	567,931
Great Portland Estates PLC	217,572	2,089,918
Hammerson PLC	626,049	4,733,964
Hansteen Holdings PLC	333,414	609,854
Intu Properties PLC[a]	698,637	1,879,308
Land Securities Group PLC	554,389	7,547,299
LondonMetric Property PLC	511,146	1,339,763
MedicX Fund Ltd.	269,882	298,121
NewRiver REIT PLC	230,134	919,228
Primary Health Properties PLC[a]	534,971	831,158
RDI REIT PLC	1,196,419	611,366
Regional REIT Ltd.[b]	258,780	356,431
Safestore Holdings PLC	155,137	1,170,955
Schroder REIT Ltd.	383,249	322,527
Segro PLC	768,180	6,837,136
Shaftesbury PLC	180,422	2,512,377
Standard Life Investment Property Income Trust Ltd.	424,248	549,278
Target Healthcare REIT Ltd.	291,776	444,075
Tritax Big Box REIT PLC	1,100,197	2,270,003

Security	Shares	Value
UNITE Group PLC (The)	184,796	$2,121,497
Workspace Group PLC	95,281	1,455,399

		54,764,238
UNITED STATES — 61.35%
Acadia Realty Trust	65,862	1,554,343
Agree Realty Corp.	22,595	1,104,444
Alexander’s Inc.[a]	1,758	691,509
Alexandria Real Estate Equities Inc.	78,738	9,808,393
American Assets Trust Inc.	32,903	1,104,554
American Campus Communities Inc.	107,651	4,210,231
American Homes 4 Rent Class A	189,681	3,831,556
Apartment Investment & Management Co. Class A	122,466	4,972,120
Apple Hospitality REIT Inc.	165,707	2,981,069
Ashford Hospitality Trust Inc.	66,109	454,830
AvalonBay Communities Inc.	107,896	17,587,048
Boston Properties Inc.	120,879	14,675,919
Brandywine Realty Trust	135,739	2,186,755
Brixmor Property Group Inc.	239,486	3,565,947
Camden Property Trust	71,186	6,079,284
CareTrust REIT Inc.	57,789	763,393
CBL & Associates Properties Inc.	141,965	593,414
Chatham Lodging Trust	35,451	675,342
Chesapeake Lodging Trust	47,558	1,404,863
Columbia Property Trust Inc.	92,999	1,986,459
Corporate Office Properties Trust	77,751	2,138,930
Cousins Properties Inc.	331,384	2,946,004
CubeSmart	140,827	4,145,947
DCT Industrial Trust Inc.	72,671	4,765,038
DDR Corp.	240,868	1,746,293
DiamondRock Hospitality Co.	156,619	1,730,640
Digital Realty Trust Inc.	160,466	16,959,652
Douglas Emmett Inc.	124,430	4,637,506
Duke Realty Corp.	279,946	7,586,537
Easterly Government Properties Inc.	33,529	691,033
EastGroup Properties Inc.	26,630	2,390,841
Education Realty Trust Inc.	60,009	1,974,896
Empire State Realty Trust Inc. Class Aa	101,916	1,775,377
EPR Properties	49,350	2,715,237
Equity LifeStyle Properties Inc.	64,915	5,787,821
Equity Residential	279,310	17,236,220
Essex Property Trust Inc.	51,383	12,315,991
Extra Space Storage Inc.	95,319	8,539,629
Federal Realty Investment Trust	57,210	6,627,779

28	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL REIT ETF

April 30, 2018

Security	Shares	Value
First Industrial Realty Trust Inc.	94,546	$2,941,326
Forest City Realty Trust Inc. Class A	191,973	3,850,978
Four Corners Property Trust Inc.	47,960	1,086,774
Gaming and Leisure Properties Inc.	158,451	5,430,116
Getty Realty Corp.[a]	24,149	604,932
GGP Inc.	485,925	9,713,641
Global Net Lease Inc.[a]	56,318	1,048,078
Government Properties Income Trust[a]	20,210	252,423
Gramercy Property Trust	127,615	2,998,953
HCP Inc.	368,336	8,604,329
Healthcare Realty Trust Inc.	96,805	2,694,083
Healthcare Trust of America Inc. Class Aa	160,302	4,005,947
Hersha Hospitality Trust[a]	29,933	562,142
Highwoods Properties Inc.	82,117	3,614,790
Hospitality Properties Trust	73,207	1,821,390
Host Hotels & Resorts Inc.	572,763	11,203,244
Hudson Pacific Properties Inc.	122,413	4,023,715
Investors Real Estate Trust	96,632	515,049
Invitation Homes Inc.[a]	229,935	5,320,696
JBG SMITH Properties	68,167	2,513,317
Kilroy Realty Corp.	75,551	5,414,740
Kimco Realty Corp.	322,977	4,686,396
LaSalle Hotel Properties	89,512	2,646,870
Lexington Realty Trust	183,770	1,477,511
Liberty Property Trust	115,755	4,840,874
Life Storage Inc.	36,151	3,197,194
LTC Properties Inc.	30,333	1,096,538
Macerich Co. (The)	108,454	6,249,120
Mack-Cali Realty Corp.	70,448	1,209,592
Medical Properties Trust Inc.	285,851	3,653,176
Mid-America Apartment Communities Inc.	88,788	8,120,551
Monmouth Real Estate Investment Corp.	57,283	895,333
National Health Investors Inc.[a]	31,405	2,144,019
National Retail Properties Inc.	120,987	4,602,346
National Storage Affiliates Trust	40,222	1,058,643
New Senior Investment Group Inc.	57,848	498,650
Omega Healthcare Investors Inc.[a]	154,429	4,012,065
Paramount Group Inc.	166,489	2,389,117
Park Hotels & Resorts Inc.	138,541	3,987,210
Pebblebrook Hotel Trust[a]	54,275	1,899,082
Pennsylvania REIT	58,318	564,518
Physicians Realty Trust	143,553	2,144,682

Security	Shares	Value
Piedmont Office Realty Trust Inc. Class A	112,833	$2,021,967
Prologis Inc.	413,874	26,864,561
PS Business Parks Inc.	15,275	1,760,902
Public Storage	116,578	23,523,109
QTS Realty Trust Inc. Class A	38,788	1,372,707
Quality Care Properties Inc.[d]	73,393	1,612,444
Ramco-Gershenson Properties Trust[a]	61,615	736,299
Realty Income Corp.[a]	221,454	11,185,642
Regency Centers Corp.	118,119	6,951,303
Retail Opportunity Investments Corp.[a]	87,349	1,502,403
Retail Properties of America Inc. Class A	172,074	1,985,734
Rexford Industrial Realty Inc.[a]	57,780	1,765,179
RLJ Lodging Trust	134,920	2,802,288
Ryman Hospitality Properties Inc.	34,336	2,691,256
Sabra Health Care REIT Inc.	141,380	2,588,668
Saul Centers Inc.	10,159	486,108
Select Income REIT	49,901	946,123
Senior Housing Properties Trust	141,769	2,207,343
Seritage Growth Properties Class Aa	21,188	753,657
Simon Property Group Inc.	244,647	38,248,112
SL Green Realty Corp.	71,249	6,963,877
Spirit Realty Capital Inc.[a]	356,101	2,866,613
STAG Industrial Inc.	74,781	1,837,369
STORE Capital Corp.	133,345	3,364,294
Summit Hotel Properties Inc.	79,970	1,157,966
Sun Communities Inc.	59,426	5,577,130
Sunstone Hotel Investors Inc.	176,812	2,758,267
Tanger Factory Outlet Centers Inc.[a]	71,871	1,577,569
Taubman Centers Inc.	46,130	2,582,357
Terreno Realty Corp.[a]	41,320	1,535,038
Tier REIT Inc.	36,933	702,096
UDR Inc.	208,085	7,522,273
Universal Health Realty Income Trust	10,546	632,022
Urban Edge Properties	80,573	1,657,387
Urstadt Biddle Properties Inc. Class A	22,945	455,917
Ventas Inc.	278,443	14,317,539
VEREIT Inc.	777,054	5,283,967
VICI Properties Inc.	215,854	3,924,226
Vornado Realty Trust	135,732	9,233,848
Washington Prime Group Inc.[a]	142,835	924,142
Washington REIT	61,579	1,768,549
Weingarten Realty Investors	93,854	2,578,169
Welltower Inc.	291,601	15,583,157

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® GLOBAL REIT ETF

April 30, 2018

Security	Shares	Value
WP Carey Inc.[a]	82,904	$5,293,420
Xenia Hotels & Resorts Inc.	84,215	1,733,987

		560,373,978

TOTAL COMMON STOCKS
(Cost: $940,980,000)		907,306,889

SHORT-TERM INVESTMENTS — 2.87%

MONEY MARKET FUNDS — 2.87%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[e,f,g]	22,434,150	22,436,394
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[e,f]	3,806,172	3,806,172

		26,242,566

TOTAL SHORT-TERM INVESTMENTS
(Cost: $26,241,653)		26,242,566

Value
TOTAL INVESTMENTS IN SECURITIES — 102.21%
(Cost: $967,221,653)	$933,549,455
Other Assets, Less Liabilities — (2.21)%	(20,170,029)

NET ASSETS — 100.00%	$913,379,426

NVS — Non-Voting Shares

[a]	All or a portion of this security is on loan.
[b]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Non-income producing security.
[e]	Affiliate of the Fund.
[f]	Annualized 7-day yield as of period end.
[g]	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased		Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	16,058,407	6,375,743	[b]	—	22,434,150	$22,436,394	$119,015	[c]	$(9,820)	$(1,235)
BlackRock Cash Funds: Treasury, SL Agency Shares	367,526	3,438,646	[b]	—	3,806,172	3,806,172	11,280		—	—

						$26,242,566	$130,295		$(9,820)	$(1,235)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

30	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL REIT ETF

April 30, 2018

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$906,426,968	$879,921	$—	$907,306,889
Money market funds	26,242,566	—	—	26,242,566

Total	$932,669,534	$879,921	$—	$933,549,455

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2018

Security	Shares	Value
COMMON STOCKS — 99.28%

AUSTRALIA — 11.19%
BGP Holdings PLC[a,b]	6,603,392	$80
BWP Trust	354,288	837,069
Charter Hall Retail REIT	251,504	749,899
Cromwell Property Group	1,084,336	888,084
Dexus	752,479	5,390,401
Goodman Group	1,299,056	8,893,970
GPT Group (The)	1,330,912	4,862,451
Investa Office Fund	400,224	1,326,258
Mirvac Group	2,734,160	4,623,091
Scentre Group	3,781,888	11,504,671
Shopping Centres Australasia Property Group	541,634	973,069
Stockland	1,786,224	5,582,089
Vicinity Centres	2,388,415	4,399,062
Westfield Corp.	1,416,272	9,835,467

		59,865,661
AUSTRIA — 0.47%
BUWOG AG	21,799	764,842
CA Immobilien Anlagen AG	50,688	1,760,072

		2,524,914
BELGIUM — 1.31%
Aedifica SA	13,200	1,199,307
Befimmo SA	14,081	915,281
Cofinimmo SA	15,227	2,023,698
Intervest Offices & Warehouses NV	11,968	344,141
Leasinvest Real Estate SCA	1,584	187,168
Retail Estates NV	4,857	427,207
Warehouses De Pauw CVA	12,257	1,510,508
Wereldhave Belgium NV	1,763	203,633
Xior Student Housing NV	4,603	201,321

		7,012,264
CANADA — 5.91%
Allied Properties REIT	68,299	2,209,948
Artis REIT	112,816	1,178,366
Boardwalk REIT[c]	27,984	1,006,547
Canadian Apartment Properties REIT	101,376	2,929,106
Canadian REIT	53,856	2,121,555
Chartwell Retirement Residences	153,862	1,777,524
Cominar REIT	124,784	1,219,660
Crombie REIT	66,528	645,067

Security	Shares	Value
Dream Global REIT	121,264	$1,294,984
Dream Office REIT	54,384	1,008,816
First Capital Realty Inc.	109,488	1,714,126
Granite REIT	34,673	1,366,148
H&R REIT	214,896	3,456,574
Killam Apartment REIT	57,552	636,598
Northview Apartment Real Estate Investment Trust	37,854	753,271
NorthWest Healthcare Properties REIT	62,480	545,868
Pure Industrial Real Estate Trust	226,873	1,429,957
RioCan REIT	239,536	4,363,014
SmartCentres Real Estate Investment Trust	86,592	1,945,356

		31,602,485
FINLAND — 0.21%
Citycon OYJ	285,296	654,575
Technopolis OYJ	102,960	483,279

		1,137,854
FRANCE — 6.83%
Carmila SA	16,285	493,856
Fonciere Des Regions	29,216	3,270,429
Gecina SA	34,179	5,929,968
ICADE	26,048	2,591,651
Klepierre SA	148,192	6,073,223
Mercialys SA	30,800	589,819
Unibail-Rodamco SE	73,216	17,594,599

		36,543,545
GERMANY — 9.60%
ADLER Real Estate AGb	21,820	405,462
ADO Properties SAd	21,355	1,175,498
alstria office REIT AG	109,648	1,650,659
Aroundtown SA	418,176	3,344,689
Deutsche Euroshop AG	37,488	1,349,731
Deutsche Wohnen SE Bearer	262,416	12,409,370
DIC Asset AG	31,680	391,178
Grand City Properties SA	79,904	1,930,799
Hamborner REIT AG	57,025	642,125
LEG Immobilien AG	46,640	5,383,719
Sirius Real Estate Ltd.	616,304	543,274
TAG Immobilien AG	108,560	2,294,025
TLG Immobilien AG	62,442	1,798,546
Vonovia SE	358,912	18,043,645

		51,362,720

32	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2018

Security	Shares	Value
HONG KONG — 16.76%
Champion REIT	1,408,000	$997,481
CK Asset Holdings Ltd.	2,024,000	17,549,543
Hang Lung Properties Ltd.	1,584,000	3,762,082
Henderson Land Development Co. Ltd.	791,035	5,044,603
Hongkong Land Holdings Ltd.	844,800	6,124,800
Hysan Development Co. Ltd.	454,000	2,652,298
Link REIT	1,598,000	14,171,414
New World Development Co. Ltd.	4,048,333	5,983,584
Sino Land Co. Ltd.	2,212,800	3,828,857
Sun Hung Kai Properties Ltd.	1,056,000	17,061,230
Swire Properties Ltd.	774,400	2,757,873
Wharf Holdings Ltd. (The)	898,900	3,006,546
Wharf Real Estate Investment Co. Ltd.	895,900	6,735,017

		89,675,328
IRELAND — 0.43%
Green REIT PLC	513,833	942,394
Hibernia REIT PLC	520,432	933,118
Irish Residential Properties REIT PLC	274,032	450,938

		2,326,450
ISRAEL — 0.19%
Azrieli Group Ltd.	21,740	997,602

		997,602
ITALY — 0.19%
Beni Stabili SpA SIIQ	739,376	700,805
Immobiliare Grande Distribuzione SIIQ SpA	36,715	344,359

		1,045,164
JAPAN — 22.16%
Activia Properties Inc.	450	1,994,517
Advance Residence Investment Corp.	924	2,380,403
Aeon Mall Co. Ltd.	88,000	1,783,724
AEON REIT Investment Corp.[c]	1,056	1,095,325
Daiwa House REIT Investment Corp.	1,232	2,938,561
Daiwa Office Investment Corp.	194	1,147,069
Frontier Real Estate Investment Corp.	352	1,450,784
Fukuoka REIT Corp.	528	816,910
GLP J-REIT	2,112	2,267,855

Security	Shares	Value
Hulic Co. Ltd.	264,000	$2,839,643
Hulic Reit Inc.	704	1,086,640
Industrial & Infrastructure Fund Investment Corp.	1,060	1,173,096
Invincible Investment Corp.	2,816	1,258,418
Japan Excellent Inc.	880	1,143,578
Japan Hotel REIT Investment Corp.	2,992	2,263,994
Japan Logistics Fund Inc.	704	1,426,336
Japan Prime Realty Investment Corp.	626	2,271,163
Japan Real Estate Investment Corp.	905	4,697,647
Japan Rental Housing Investments Inc.	1,056	822,218
Japan Retail Fund Investment Corp.	1,936	3,626,959
Kenedix Office Investment Corp.	263	1,615,134
Kenedix Retail REIT Corp.	352	745,014
Mitsubishi Estate Co. Ltd.	862,400	15,782,097
Mitsui Fudosan Co. Ltd.	704,000	18,088,152
Mori Hills REIT Investment Corp.	1,056	1,355,888
Mori Trust Sogo REIT Inc.	740	1,104,336
Nippon Accommodations Fund Inc.	352	1,574,631
Nippon Building Fund Inc.	934	5,249,349
Nippon Prologis REIT Inc.	1,308	2,752,866
Nomura Real Estate Holdings Inc.	88,000	2,185,826
Nomura Real Estate Master Fund Inc.	2,992	4,175,265
NTT Urban Development Corp.	70,400	830,582
Orix JREIT Inc.	1,936	2,949,337
Premier Investment Corp.	880	861,302
Sekisui House Reit Inc.	1,408	907,142
Sekisui House Residential Investment Corp.	704	718,637
Sumitomo Realty & Development Co. Ltd.	317,000	12,598,885
Tokyo Tatemono Co. Ltd.	158,400	2,413,094
Tokyu REIT Inc.	704	947,030
United Urban Investment Corp.	2,112	3,238,689

		118,578,096
NETHERLANDS — 0.73%
Eurocommercial Properties NV	35,376	1,483,122
NSI NV	13,335	574,369
Vastned Retail NV	13,376	669,868
Wereldhave NV	29,744	1,196,691

		3,924,050

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2018

Security	Shares	Value
NEW ZEALAND — 0.19%
Kiwi Property Group Ltd.	1,044,533	$1,008,290

		1,008,290
NORWAY — 0.21%
Entra ASA[d]	80,432	1,108,424

		1,108,424
SINGAPORE — 5.66%
Ascendas REIT	1,742,495	3,513,811
CapitaLand Commercial Trust	1,728,067	2,375,350
CapitaLand Ltd.	1,848,000	5,247,898
CapitaLand Mall Trust	1,689,600	2,679,778
CDL Hospitality Trusts	560,300	753,245
City Developments Ltd.	352,000	3,368,332
Fortune REIT	1,056,000	1,252,682
Keppel REIT	1,425,600	1,335,104
Mapletree Commercial Trust	1,390,455	1,701,248
Mapletree Industrial Trust	968,000	1,484,113
Mapletree Logistics Trust	1,513,661	1,451,871
Suntec REIT	1,865,600	2,761,660
UOL Group Ltd.	352,000	2,342,147

		30,267,239
SPAIN — 1.60%
Axiare Patrimonio SOCIMI SA	7,586	161,128
Hispania Activos Inmobiliarios SOCIMI SA	65,678	1,396,597
Inmobiliaria Colonial SOCIMI SA	210,320	2,449,606
Lar Espana Real Estate SOCIMI SA	66,451	754,689
Merlin Properties SOCIMI SA	247,537	3,828,147

		8,590,167
SWEDEN — 2.96%
Castellum AB	199,460	3,239,543
Catena AB	11,635	229,959
D. Carnegie & Co. ABb	29,695	463,273
Dios Fastigheter AB	62,800	400,087
Fabege AB	194,028	2,248,088
Fastighets AB Balder Class Bb	71,802	1,859,313
Hemfosa Fastigheter AB	110,503	1,375,126
Hufvudstaden AB Class A	80,080	1,181,553
Klovern AB Class B	413,270	518,537
Kungsleden AB	139,336	992,867
Pandox AB	55,440	938,479
Wallenstam AB Class B	141,028	1,268,655
Wihlborgs Fastigheter AB	48,928	1,139,396

		15,854,876

Security	Shares	Value
SWITZERLAND — 1.96%
Allreal Holding AG Registered	10,384	$1,710,911
Mobimo Holding AG Registered[b]	4,400	1,140,115
PSP Swiss Property AG Registered	28,864	2,707,367
Swiss Prime Site AG Registered Registered	52,192	4,906,016

		10,464,409
UNITED KINGDOM — 10.72%
Assura PLC	1,709,032	1,402,945
Big Yellow Group PLC	107,536	1,364,877
British Land Co. PLC (The)	726,001	6,723,713
Capital & Counties Properties PLC	538,912	2,139,965
Capital & Regional PLC	402,688	293,960
Custodian Reit PLC	263,120	424,743
Daejan Holdings PLC	3,168	261,807
Derwent London PLC	73,568	3,232,391
Empiric Student Property PLC	442,288	520,244
F&C Commercial Property Trust Ltd.	390,544	790,736
F&C UK Real Estate Investment Ltd.	169,312	247,194
GCP Student Living PLC	290,931	555,389
Grainger PLC	301,312	1,300,648
Great Portland Estates PLC	205,807	1,976,907
Hammerson PLC	586,256	4,433,063
Hansteen Holdings PLC	297,716	544,558
Helical PLC	73,040	377,256
Intu Properties PLC[c]	651,200	1,751,705
Land Securities Group PLC	525,069	7,148,145
LondonMetric Property PLC	473,795	1,241,863
MedicX Fund Ltd.	305,712	337,700
NewRiver REIT PLC[c]	222,512	888,783
Phoenix Spree Deutschland Ltd.	56,144	275,295
Picton Property Income Ltd. (The)	412,397	509,509
Primary Health Properties PLC	465,978	723,967
RDI REIT PLC	951,751	486,342
Regional REIT Ltd.[d]	216,304	297,926
Safestore Holdings PLC	150,423	1,135,374
Schroder REIT Ltd.	387,202	325,854
Segro PLC	734,448	6,536,906
Shaftesbury PLC	169,156	2,355,498
Standard Life Investment Property Income Trust Ltd.	290,224	375,756
Target Healthcare REIT Ltd.	225,280	342,870
Tritax Big Box REIT PLC	1,007,032	2,077,779
UK Commercial Property Trust Ltd./fund	492,096	604,587

34	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2018

Security	Shares	Value
UNITE Group PLC (The)	174,345	$2,001,517
Workspace Group PLC	88,528	1,352,248

		57,360,020

TOTAL COMMON STOCKS
(Cost: $514,770,456)		531,249,558

SHORT-TERM INVESTMENTS — 0.85%

MONEY MARKET FUNDS — 0.85%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.93%[e,f,g]	4,142,978	4,143,392
BlackRock Cash Funds: Treasury, SL Agency Shares
1.61%[e,f]	384,002	384,002

		4,527,394

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,527,161)		4,527,394

Value
TOTAL INVESTMENTS IN SECURITIES — 100.13%
(Cost: $519,297,617)	$535,776,952
Other Assets, Less Liabilities — (0.13)%	(684,261)

NET ASSETS — 100.00%	$535,092,691

[a]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[b]	Non-income producing security.
[c]	All or a portion of this security is on loan.
[d]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
[e]	Affiliate of the Fund.
[f]	Annualized 7-day yield as of period end.
[g]	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2018, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliated issuer	Shares held at 04/30/17	Shares purchased	Shares sold	Shares held at 04/30/18	Value at 04/30/18	Income		Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	6,245,151	—	(2,102,173)[b]	4,142,978	$4,143,392	$80,920	[c]	$(704)	$(987)
BlackRock Cash Funds: Treasury, SL Agency Shares	511,831	—	(127,829)[b]	384,002	384,002	5,375		—	—

					$4,527,394	$86,295		$(704)	$(987)

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of purchases and sales.
[c]	Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2018

Futures Contracts (Note 5)

Futures contracts outstanding as of April 30, 2018 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value / unrealized appreciation (depreciation)
Long Contracts MSCI EAFE E-Mini	37	Jun 2018	$3,749	$20,377

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2018. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common stocks	$530,530,841	$718,637	$80	$531,249,558
Money market funds	4,527,394	—	—	4,527,394

Total	$535,058,235	$718,637	$80	$535,776,952

Derivative financial instruments[a]
Assets
Futures contracts	$20,377	$—	$—	$20,377

Total	$20,377	$—	$—	$20,377

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

36	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2018

	iShares Cohen & Steers REIT ETF	iShares Core U.S. REIT ETF	iShares Europe Developed Real Estate ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$2,482,793,319	$532,391,907	$41,115,849
Affiliated (Note 2)	74,496,665	24,243,462	332,096

Total cost of investments in securities	$2,557,289,984	$556,635,369	$41,447,945

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,471,197,278	$512,906,969	$43,382,996
Affiliated (Note 2)	74,501,125	24,244,673	332,127
Foreign currency, at value[b]	—	—	147,957
Cash pledged to broker for futures contracts	155,000	18,014	—
Receivables:
Investment securities sold	—	769,358	—
Dividends and interest	767,447	400,948	135,919
Capital shares sold	—	19,670	—
Tax reclaims	—	—	69,682

Total Assets	2,546,620,850	538,359,632	44,068,681

LIABILITIES
Payables:
Investment securities purchased	—	574,384	—
Collateral for securities on loan (Note 1)	69,265,939	23,276,967	320,388
Futures variation margin	10,434	1,236	—
Investment advisory fees (Note 2)	695,891	32,353	17,048

Total Liabilities	69,972,264	23,884,940	337,436

NET ASSETS	$2,476,648,586	$514,474,692	$43,731,245

Net assets consist of:
Paid-in capital	$2,605,401,560	$537,238,088	$44,404,842
Undistributed net investment income	—	—	21,428
Accumulated net realized loss	(117,166,693)	(3,282,637)	(2,959,974)
Net unrealized appreciation (depreciation)	(11,586,281)	(19,480,759)	2,264,949

NET ASSETS	$2,476,648,586	$514,474,692	$43,731,245

Shares outstanding [c]	26,350,000	11,250,000	1,050,000

Net asset value per share	$93.99	$45.73	$41.65

[a]	Securities on loan with values of $66,949,170, $22,639,542 and $303,425, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $ — and $149,860, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2018

	iShares Global REIT ETF	iShares International Developed Real Estate ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$940,980,000	$514,770,456
Affiliated (Note 2)	26,241,653	4,527,161

Total cost of investments in securities	$967,221,653	$519,297,617

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$907,306,889	$531,249,558
Affiliated (Note 2)	26,242,566	4,527,394
Foreign currency, at value[b]	1,977,630	1,486,107
Cash pledged to broker for futures contracts	—	205,000
Receivables:
Due from custodian (Note 4)	1,331	—
Dividends and interest	1,961,645	2,183,868
Tax reclaims	103,922	300,512
Foreign withholding tax claims (Note 8)	—	104,081

Total Assets	937,593,983	540,056,520

LIABILITIES
Payables:
Investment securities purchased	1,670,700	598,262
Collateral for securities on loan (Note 1)	22,441,500	4,141,759
Capital shares sold	222	—
Futures variation margin	—	14,906
Professional fees (Note 8)	—	1,041
Investment advisory fees (Note 2)	102,135	207,861

Total Liabilities	24,214,557	4,963,829

NET ASSETS	$913,379,426	$535,092,691

Net assets consist of:
Paid-in capital	$957,287,648	$599,372,582
Distributions in excess of net investment income	(3,275,920)	(1,977,236)
Accumulated net realized loss	(6,931,515)	(78,768,076)
Net unrealized appreciation (depreciation)	(33,700,787)	16,465,421

NET ASSETS	$913,379,426	$535,092,691

Shares outstanding [c]	36,800,000	17,600,000

Net asset value per share	$24.82	$30.40

[a]	Securities on loan with values of $21,715,507 and $3,920,848, respectively. See Note 1.
[b]	Cost of foreign currency: $1,987,825 and $1,507,715, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

38	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2018

	iShares Cohen & Steers REIT ETF	iShares Core U.S. REIT ETF	iShares Europe Developed Real Estate ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$89,097,156	$9,579,163	$1,545,275
Dividends — affiliated (Note 2)	47,416	6,295	197
Interest — unaffiliated	1,256	161	—
Securities lending income — affiliated — net (Note 2)	391,366	49,345	8,279

Total investment income	89,537,194	9,634,964	1,553,751

EXPENSES
Investment advisory fees (Note 2)	10,232,504	209,270	195,324
Proxy fees	70,774	2,720	911

Total expenses	10,303,278	211,990	196,235

Net investment income	79,233,916	9,422,974	1,357,516

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(60,166,031)	(1,682,686)	(274,906)
Investments — affiliated (Note 2)	18,170	(2,279)	(113)
In-kind redemptions — unaffiliated	160,986,106	6,725,792	35,523
Futures contracts	(787,309)	(188,060)	—
Foreign currency transactions	—	—	19,840

Net realized gain (loss)	100,050,936	4,852,767	(219,656)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(247,922,008)	(30,125,178)	6,227,801
Investments — affiliated (Note 2)	(65,337)	523	(49)
Futures contracts	5,300	2,968	—
Translation of assets and liabilities in foreign currencies	—	—	(2,356)

Net change in unrealized appreciation/depreciation	(247,982,045)	(30,121,687)	6,225,396

Net realized and unrealized gain (loss)	(147,931,109)	(25,268,920)	6,005,740

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(68,697,193)	$(15,845,946)	$7,363,256

[a]	Net of foreign withholding tax of $ —, $ — and $170,330, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2018

	iShares Global REIT ETF	iShares International Developed Real Estate ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$23,045,360	$20,229,738
Dividends — affiliated (Note 2)	11,280	5,375
Securities lending income — affiliated — net (Note 2)	119,015	80,920

Total investment income	23,175,655	20,316,033

EXPENSES
Investment advisory fees (Note 2)	816,359	2,735,719
Proxy fees	7,666	11,410

Total expenses	824,025	2,747,129

Net investment income	22,351,630	17,568,904

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,134,350)	(3,733,094)
Investments — affiliated (Note 2)	(9,820)	(704)
In-kind redemptions — unaffiliated	11,017,257	17,490,676
Futures contracts	—	79,605
Foreign currency transactions	70,102	154,112

Net realized gain	4,943,189	13,990,595

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(32,285,029)	39,805,054
Investments — affiliated (Note 2)	(1,235)	(987)
Futures contracts	—	20,377
Translation of assets and liabilities in foreign currencies	(31,839)	(33,977)

Net change in unrealized appreciation/depreciation	(32,318,103)	39,790,467

Net realized and unrealized gain (loss)	(27,374,914)	53,781,062

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,023,284)	$71,349,966

[a]	Net of foreign withholding tax of $1,181,493 and $1,830,583, respectively.

See notes to financial statements.

40	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Cohen & Steers REIT ETF		iShares Core U.S. REIT ETF
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$79,233,916	$88,533,750	$9,422,974	$2,047,168
Net realized gain	100,050,936	262,911,675	4,852,767	4,138,699
Net change in unrealized appreciation/depreciation	(247,982,045)	(239,218,059)	(30,121,687)	(2,249,143)

Net increase (decrease) in net assets resulting from operations	(68,697,193)	112,227,366	(15,845,946)	3,936,724

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(94,799,127)	(139,614,589)	(9,746,374)	(2,995,924)

Total distributions to shareholders	(94,799,127)	(139,614,589)	(9,746,374)	(2,995,924)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	352,423,262	711,492,672	450,928,397	68,418,181
Cost of shares redeemed	(952,026,361)	(1,124,603,633)	(35,626,684)	(18,916,999)

Net increase (decrease) in net assets from capital share transactions	(599,603,099)	(413,110,961)	415,301,713	49,501,182

INCREASE (DECREASE) IN NET ASSETS	(763,099,419)	(440,498,184)	389,709,393	50,441,982

NET ASSETS
Beginning of year	3,239,748,005	3,680,246,189	124,765,299	74,323,317

End of year	$2,476,648,586	$3,239,748,005	$514,474,692	$124,765,299

SHARES ISSUED AND REDEEMED
Shares sold	3,550,000	6,950,000	9,450,000	1,400,000
Shares redeemed	(9,700,000)	(11,250,000)	(750,000)	(400,000)

Net increase (decrease) in shares outstanding	(6,150,000)	(4,300,000)	8,700,000	1,000,000

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Europe Developed Real Estate ETF		iShares Global REIT ETF
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,357,516	$1,628,797	$22,351,630	$8,038,720
Net realized gain (loss)	(219,656)	(2,283,525)	4,943,189	11,405,931
Net change in unrealized appreciation/depreciation	6,225,396	(3,553,283)	(32,318,103)	(12,686,698)

Net increase (decrease) in net assets resulting from operations	7,363,256	(4,208,011)	(5,023,284)	6,757,953

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,532,567)	(1,664,667)	(24,671,382)	(11,961,771)
From net realized gain	—	—	(556,883)	(308,465)

Total distributions to shareholders	(1,532,567)	(1,664,667)	(25,228,265)	(12,270,236)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,033,658	1,683,040	689,487,351	282,082,713
Cost of shares redeemed	(5,636,737)	(32,422,164)	(96,675,284)	(70,661,906)

Net increase (decrease) in net assets from capital share transactions	(3,603,079)	(30,739,124)	592,812,067	211,420,807

INCREASE (DECREASE) IN NET ASSETS	2,227,610	(36,611,802)	562,560,518	205,908,524

NET ASSETS
Beginning of year	41,503,635	78,115,437	350,818,908	144,910,384

End of year	$43,731,245	$41,503,635	$913,379,426	$350,818,908

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$21,428	$46,855	$(3,275,920)	$(2,331,652)

SHARES ISSUED AND REDEEMED
Shares sold	50,000	50,000	26,750,000	11,000,000
Shares redeemed	(150,000)	(950,000)	(3,750,000)	(2,700,000)

Net increase (decrease) in shares outstanding	(100,000)	(900,000)	23,000,000	8,300,000

See notes to financial statements.

42	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares International Developed Real Estate ETF
	Year ended April 30, 2018	Year ended April 30, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$17,568,904	$17,817,870
Net realized gain (loss)	13,990,595	(6,091,729)
Net change in unrealized appreciation/depreciation	39,790,467	(27,766,061)

Net increase (decrease) in net assets resulting from operations	71,349,966	(16,039,920)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(29,082,296)	(34,765,645)

Total distributions to shareholders	(29,082,296)	(34,765,645)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	93,956,457	241,248,345
Cost of shares redeemed	(121,102,546)	(370,950,015)

Net decrease in net assets from capital share transactions	(27,146,089)	(129,701,670)

INCREASE (DECREASE) IN NET ASSETS	15,121,581	(180,507,235)

NET ASSETS
Beginning of year	519,971,110	700,478,345

End of year	$535,092,691	$519,971,110

Distributions in excess of net investment income included in net assets at end of year	$(1,977,236)	$(1,053,411)

SHARES ISSUED AND REDEEMED
Shares sold	3,200,000	8,600,000
Shares redeemed	(4,100,000)	(13,400,000)

Net decrease in shares outstanding	(900,000)	(4,800,000)

See notes to financial statements.

FINANCIAL STATEMENTS	43

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Cohen & Steers REIT ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$99.68	$100.01	$95.12	$85.53	$88.36

Income from investment operations:
Net investment income[a]	2.60	2.42	2.23	2.41	2.07
Net realized and unrealized gain (loss)[b]	(5.17)	1.15	6.33	10.13	(2.30)

Total from investment operations	(2.57)	3.57	8.56	12.54	(0.23)

Less distributions from:
Net investment income	(3.12)	(3.90)	(3.67)	(2.95)	(2.60)

Total distributions	(3.12)	(3.90)	(3.67)	(2.95)	(2.60)

Net asset value, end of year	$93.99	$99.68	$100.01	$95.12	$85.53

Total return	(2.68)%	3.58%	9.22%	14.80%	0.05%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,476,649	$3,239,748	$3,680,246	$3,410,150	$2,715,666
Ratio of expenses to average net assets	0.34%	0.34%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	2.63%	2.37%	2.33%	2.57%	2.58%
Portfolio turnover rate[c]	12%	8%	14%	8%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

44	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core U.S. REIT ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$48.93	$47.95	$46.04	$42.38	$45.04

Income from investment operations:
Net investment income[a]	1.70	1.27	1.02	1.04	1.17
Net realized and unrealized gain (loss)[b]	(3.20)	1.60	2.77	4.19	(2.30)

Total from investment operations	(1.50)	2.87	3.79	5.23	(1.13)

Less distributions from:
Net investment income	(1.70)	(1.89)	(1.88)	(1.57)	(1.53)

Total distributions	(1.70)	(1.89)	(1.88)	(1.57)	(1.53)

Net asset value, end of year	$45.73	$48.93	$47.95	$46.04	$42.38

Total return	(3.18)%	6.02%	8.48%	12.44%	(2.21)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$514,475	$124,765	$74,323	$85,180	$80,527
Ratio of expenses to average net assets	0.08%	0.28%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	3.60%	2.57%	2.22%	2.26%	2.89%
Portfolio turnover rate[c]	8%	30%	11%	10%	19%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Europe Developed Real Estate ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$36.09	$38.11	$39.39	$37.33	$32.37

Income from investment operations:
Net investment income[a]	1.31	0.97	0.93	1.18	0.96
Net realized and unrealized gain (loss)[b]	5.71	(2.09)	(0.91)	1.90	5.13

Total from investment operations	7.02	(1.12)	0.02	3.08	6.09

Less distributions from:
Net investment income	(1.46)	(0.90)	(1.30)	(1.02)	(1.13)

Total distributions	(1.46)	(0.90)	(1.30)	(1.02)	(1.13)

Net asset value, end of year	$41.65	$36.09	$38.11	$39.39	$37.33

Total return	19.80%	(2.97)%	0.16%	8.39%	19.62%

Ratios/Supplemental data:
Net assets, end of year (000s)	$43,731	$41,504	$78,115	$80,746	$37,332
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	3.34%	2.75%	2.47%	3.15%	2.82%
Portfolio turnover rate[c]	12%	10%	14%	15%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

46	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Global REIT ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Period from Jul. 8, 2014[a] to Apr. 30, 2015
Net asset value, beginning of period	$25.42	$26.35	$25.81	$24.90

Income from investment operations:
Net investment income[b]	0.97	0.86	0.87	0.69
Net realized and unrealized gain (loss)[c]	(0.56)	(0.47)	0.64	0.87

Total from investment operations	0.41	0.39	1.51	1.56

Less distributions from:
Net investment income	(0.99)	(1.29)	(0.97)	(0.65)
Net realized gain	(0.02)	(0.03)	—	—

Total distributions	(1.01)	(1.32)	(0.97)	(0.65)

Net asset value, end of period	$24.82	$25.42	$26.35	$25.81

Total return	1.61%	1.53%	6.17%	6.30%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$913,379	$350,819	$144,910	$23,226
Ratio of expenses to average net assets[e]	0.14%	0.14%	0.14%	0.14%
Ratio of net investment income to average net assets[e]	3.83%	3.31%	3.47%	3.23%
Portfolio turnover rate[f]	7%	5%	9%	12%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares International Developed Real Estate ETF
	Year ended Apr. 30, 2018	Year ended Apr. 30, 2017	Year ended Apr. 30, 2016	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014
Net asset value, beginning of year	$28.11	$30.06	$32.17	$30.79	$36.55

Income from investment operations:
Net investment income[a]	0.91	0.82	0.75	1.16	0.93
Net realized and unrealized gain (loss)[b]	2.86	(0.76)	(1.79)	1.27	(3.08)

Total from investment operations	3.77	0.06	(1.04)	2.43	(2.15)

Less distributions from:
Net investment income	(1.48)	(2.01)	(1.07)	(1.05)	(3.61)

Total distributions	(1.48)	(2.01)	(1.07)	(1.05)	(3.61)

Net asset value, end of year	$30.40	$28.11	$30.06	$32.17	$30.79

Total return	13.69%	0.63%[c]	(3.11)%	8.06%	(5.27)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$535,093	$519,971	$700,478	$1,000,337	$775,820
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 8)	n/a	0.48%	n/a	n/a	n/a
Ratio of net investment income to average net assets	3.08%	2.85%[c]	2.56%	3.71%	2.86%
Portfolio turnover rate[d]	8%	7%	12%	11%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 8), which resulted in the following increases:
•	Total return by 0.04%.
•	Ratio of net investment income to average net assets by 0.01%.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

48	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Cohen & Steers REIT	Non-diversified
Core U.S. REIT	Diversified
Europe Developed Real Estate	Non-diversified
Global REIT	Diversified[a]
International Developed Real Estate	Diversified

[a]	The Fund’s classification changed from non-diversified to diversified during the reporting period.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

50	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2018 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2018, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® TRUST

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2018, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of April 30, 2018 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

52	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of April 30, 2018:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Cohen & Steers REIT
BNP Paribas Prime Brokerage International Ltd.	$409,131	$409,131	$—
BNP Paribas Securities Corp.	317,597	317,597	—
Citigroup Global Markets Inc.	3,082,083	3,082,083	—
Credit Suisse Securities (USA) LLC	18,615,963	18,615,963	—
Goldman Sachs & Co.	857,350	857,350	—
HSBC Bank PLC	1,018,816	1,018,816	—
JPMorgan Securities LLC	5,040,300	5,040,300	—
Merrill Lynch, Pierce, Fenner & Smith	5,164,799	5,164,799	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	9,184,229	9,184,229	—
National Financial Services LLC	228,327	228,327	—
Nomura Securities International Inc.	636,685	636,685	—
Scotia Capital (USA) Inc.	187,378	187,378	—
State Street Bank & Trust Company	12,056,903	12,056,903	—
UBS AG	2,511,721	2,511,721	—
UBS Securities LLC	7,249,825	7,249,825	—
Wells Fargo Securities LLC	388,063	388,063	—

	$66,949,170	$66,949,170	$—

Core U.S. REIT
Barclays Capital Inc.	$16,727	$16,727	$—
BNP Paribas New York Branch	709	709	—
BNP Paribas Prime Brokerage International Ltd.	225,320	225,320	—
BNP Paribas Securities Corp.	49,115	49,115	—
Citigroup Global Markets Inc.	6,225,214	6,225,214	—
Credit Suisse Securities (USA) LLC	471,561	471,561	—
Deutsche Bank Securities Inc.	3,044,960	3,044,960	—
Goldman Sachs & Co.	5,675,272	5,675,272	—
Jefferies LLC	12,544	12,544	—
JPMorgan Securities LLC	286,493	286,493	—
Merrill Lynch, Pierce, Fenner & Smith	1,235,277	1,235,277	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	4,814,353	4,814,353	—
Scotia Capital (USA) Inc.	251,912	251,912	—
SG Americas Securities LLC	14,627	14,627	—
State Street Bank & Trust Company	315,458	315,458	—

	$22,639,542	$22,639,542	$—

Europe Developed Real Estate
Credit Suisse Securities (USA) LLC	$10,926	$10,926	$—
Morgan Stanley & Co. LLC	292,499	292,499	—

	$303,425	$303,425	$—

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Global REIT
BNP Paribas Securities Corp.	$1,556,277	$1,556,277	$—
Citigroup Global Markets Inc.	1,026,409	1,026,409	—
Credit Suisse Securities (USA) LLC	2,760,343	2,760,343	—
Deutsche Bank Securities Inc.	898,758	898,758	—
Goldman Sachs & Co.	4,085,265	4,085,265	—
HSBC Bank PLC	225,060	225,060	—
JPMorgan Securities LLC	768,584	768,584	—
Merrill Lynch, Pierce, Fenner & Smith	1,411,975	1,411,975	—
Scotia Capital (USA) Inc.	310,411	310,411	—
SG Americas Securities LLC	3,819,251	3,819,251	—
State Street Bank & Trust Company	4,756,250	4,756,250	—
UBS AG	96,924	96,512	(412)

	$21,715,507	$21,715,095	$(412)

International Developed Real Estate
Credit Suisse Securities (USA) LLC	$1,751,705	$1,751,705	$—
Goldman Sachs & Co.	1,596,918	1,596,918	—
Merrill Lynch, Pierce, Fenner & Smith	572,225	572,225	—

	$3,920,848	$3,920,848	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Cohen & Steers REIT ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.3500%		First $121 billion
0.3325	[a]	Over $121 billion, up to and including $181 billion
0.3159	[a]	Over $181 billion, up to and including $231 billion
0.3001	[a]	Over $231 billion, up to and including $281 billion
0.2851	[a]	Over $281 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

54	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core U.S. REIT	0.08%
Europe Developed Real Estate	0.48
Global REIT	0.14
International Developed Real Estate	0.48

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares Cohen & Steers and iShares Core U.S. REIT ETF (the “Group 1 Funds”), retain 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares Europe Developed Real Estate ETF, iShares Global REIT ETF and iShares International Developed Real Estate ETF (the “Group 2 Funds”), retained 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2018, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Cohen & Steers REIT	$206,699
Core U.S. REIT	25,265
Europe Developed Real Estate	2,004
Global REIT	37,510
International Developed Real Estate	19,879

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® TRUST

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2018, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Cohen & Steers REIT	$17,025,732	$48,698,340
Core U.S. REIT	2,263,733	3,900,906
Europe Developed Real Estate	106,850	168,053
International Developed Real Estate	1,011,919	158,429

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends — affiliated” in the statements of operations.

It is possible that, from time to time, BlackRock and/or funds managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of April 30, 2018, the number of affiliated accounts that individually that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
Core U.S. REIT	1	12%

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2018 were as follows:

iShares ETF	Purchases	Sales
Cohen & Steers REIT	$370,962,339	$368,709,238
Core U.S. REIT	24,970,489	20,467,512
Europe Developed Real Estate	4,716,181	5,015,855
Global REIT	76,801,150	40,752,583
International Developed Real Estate	43,256,076	48,531,379

56	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended April 30, 2018 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Cohen & Steers REIT	$351,103,562	$949,200,902
Core U.S. REIT	445,930,179	35,141,861
Europe Developed Real Estate	1,975,116	5,484,701
Global REIT	645,418,264	90,984,292
International Developed Real Estate	91,411,899	118,165,216

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	FUTURES CONTRACTS

Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded.

Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract. Such receipts or payments are known as margin variation and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed, the fund records a realized gain or loss equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the value of futures contracts held as of April 30, 2018 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Cohen & Steers REIT ETF	iShares Core U.S. REIT ETF	iShares International Developed Real Estate ETF
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation (depreciation)[a]	$5,300	$2,968	$20,377

[a]	Represents cumulative appreciation of futures contracts as reported in the schedules of investments. Only current day’s variation margin is reported separately within the statements of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held during the year ended April 30, 2018 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Core & Steers REIT ETF	iShares Core U.S. REIT ETF	iShares International Developed Real Estate ETF
Equity contracts	$(787,309)	$(188,060)	$79,605

	Net Change in Unrealized Appreciation/Depreciation
	iShares Cohen & Steers REIT ETF	iShares Core U.S. REIT ETF	iShares International Developed Real Estate ETF
Equity contracts	$5,300	$2,968	$20,377

The following table shows the average quarter-end balances of open futures contracts for the year ended April 30, 2018:

	iShares Cohen & Steers REIT ETF	iShares Core U.S. REIT ETF	iShares International Developed Real Estate ETF
Average notional value of contracts purchased	$3,072,004	$456,764	$2,145,860

58	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES® TRUST

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2018, attributable to the characterization of corporate actions, passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Cohen & Steers REIT	$8,884,233	$15,565,211	$(24,449,444)
Core U.S. REIT	4,144,312	323,400	(4,467,712)
Europe Developed Real Estate	(706,906)	149,624	557,282
Global REIT	8,845,325	1,375,484	(10,220,809)
International Developed Real Estate	650,700	10,589,567	(11,240,267)

60	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the year ended April 30, 2018 and April 30, 2017 was as follows:

iShares ETF	2018	2017
Cohen & Steers REIT
Ordinary income	$94,799,127	$139,614,589

Core U.S. REIT
Ordinary income	$9,746,374	$2,995,924

Europe Developed Real Estate
Ordinary income	$1,532,567	$1,664,667

Global REIT
Long-term capital gain	$556,883	$308,465
Ordinary income	24,671,382	11,961,771

	$25,228,265	$12,270,236

International Developed Real Estate
Ordinary income	$29,082,296	$34,765,645

As of April 30, 2018, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Cohen & Steers REIT	$—	$(40,482,099)	$(88,270,875)	$—	$(128,752,974)
Core U.S. REIT	—	—	(22,740,048)	(23,348)	(22,763,396)
Europe Developed Real Estate	634,720	(2,479,103)	1,170,786	—	(673,597)
Global REIT	4,508,504	(694,159)	(47,722,567)	—	(43,908,222)
International Developed Real Estate	6,102,576	(62,794,731)	(7,587,736)	—	(64,279,891)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the foreign withholding tax reclaims, the timing and recognition of partnership income, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the characterization of corporate actions, and the realization for tax purposes of unrealized gains (losses) on certain future contracts.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2019	Total
Cohen & Steers REIT	$40,482,099	$—	$40,482,099
Europe Developed Real Estate	1,983,566	495,537	2,479,103
Global REIT	694,159	—	694,159
International Developed Real Estate	56,022,525	6,772,206	62,794,731

[a]	Must be utilized prior to losses subject to expiration.

For the year ended April 30, 2018, the iShares Core U.S. REIT ETF utilized $906,758 of its capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES® TRUST

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2018, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Cohen & Steers REIT	$2,633,969,278	$165,208,716	$(253,479,591)	$(88,270,875)
Core U.S. REIT	559,891,690	8,330,756	(31,070,804)	(22,740,048)
Europe Developed Real Estate	42,542,108	6,128,721	(4,955,706)	1,173,015
Global REIT	981,243,433	24,533,221	(72,227,199)	(47,693,978)
International Developed Real Estate	543,423,267	55,267,320	(62,913,635)	(7,646,315)

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

8.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares International Developed Real Estate ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Finland based upon recent favorable determinations issued by the Finnish Tax Authority. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon the member state’s statute of limitation on taxes. The Fund continues to evaluate developments in Finland for potential impacts to the receivables and payables recorded. Such foreign withholding tax claims are disclosed in the statement of assets and liabilities and statement of operations. Professional fees associated with the filing of these claims that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credits in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

62	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

9.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Cohen & Steers REIT ETF, iShares Core U.S. REIT ETF,

iShares Europe Developed Real Estate ETF, iShares Global REIT ETF and

iShares International Developed Real Estate ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Cohen & Steers REIT ETF, iShares Core U.S. REIT ETF, iShares Europe Developed Real Estate ETF, iShares Global REIT ETF and iShares International Developed Real Estate ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations for the year ended April 30, 2018, the statements of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

64	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2018:

iShares ETF	Qualified Dividend Income
Cohen & Steers REIT	$1,171,136
Core U.S. REIT	183,321
Europe Developed Real Estate	1,511,844
Global REIT	5,407,783
International Developed Real Estate	9,753,738

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended April 30, 2018 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
Cohen & Steers REIT	1.24%
Core U.S. REIT	1.84

For the fiscal year ended April 30, 2018, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Europe Developed Real Estate	$1,715,605	$151,322
International Developed Real Estate	29,368,087	1,765,025

The iShares Global REIT ETF hereby designates $556,883 as 20% rate long-term capital gain dividends for the fiscal year ended April 30, 2018.

TAX INFORMATION	65

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Cohen & Steers REIT	$3.124480	$—	$—	$3.124480	100%	—%	—%	100%
Core U.S. REIT	1.696606	—	—	1.696606	100	—	—	100
Europe Developed Real Estate	1.314336	—	0.144741	1.459077	90	—	10	100
Global REIT	0.957098	0.018110	0.036171	1.011379	94	2	4	100
International Developed Real Estate	1.461309	—	0.017027	1.478336	99	—	1	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

66	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Cohen & Steers REIT ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	5	0.38
Greater than 0.0% and Less than 0.5%	471	35.68
At NAV	231	17.50
Less than 0.0% and Greater than –0.5%	604	45.75
Less than –0.5% and Greater than –1.0%	2	0.15
Less than –1.0%	1	0.08

	1,320	100.00%

iShares Core U.S. REIT ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	611	46.29%
At NAV	127	9.62
Less than 0.0% and Greater than –0.5%	582	44.09

	1,320	100.00%

SUPPLEMENTAL INFORMATION	67

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Europe Developed Real Estate ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.15%
Greater than 2.0% and Less than 2.5%	3	0.23
Greater than 1.5% and Less than 2.0%	3	0.23
Greater than 1.0% and Less than 1.5%	35	2.65
Greater than 0.5% and Less than 1.0%	180	13.64
Greater than 0.0% and Less than 0.5%	597	45.22
At NAV	20	1.52
Less than 0.0% and Greater than –0.5%	397	30.08
Less than –0.5% and Greater than –1.0%	72	5.45
Less than –1.0% and Greater than –1.5%	6	0.45
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	2	0.15

	1,320	100.00%

iShares Global REIT ETF

Period Covered: July 8, 2014 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	5	0.53%
Greater than 0.5% and Less than 1.0%	207	22.02
Greater than 0.0% and Less than 0.5%	651	69.26
At NAV	9	0.96
Less than 0.0% and Greater than –0.5%	66	7.02
Less than –0.5% and Greater than –1.0%	2	0.21

	940	100.00%

68	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares International Developed Real Estate ETF

Period Covered: January 1, 2013 through March 31, 2018

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	6	0.45
Greater than 1.0% and Less than 1.5%	31	2.35
Greater than 0.5% and Less than 1.0%	209	15.83
Greater than 0.0% and Less than 0.5%	617	46.74
At NAV	13	0.98
Less than 0.0% and Greater than –0.5%	329	24.92
Less than –0.5% and Greater than –1.0%	82	6.21
Less than –1.0% and Greater than –1.5%	22	1.67
Less than –1.5% and Greater than –2.0%	7	0.53
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	1	0.08

	1,320	100.00%

SUPPLEMENTAL INFORMATION	69

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 357 funds (as of April 30, 2018) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as members of the advisory board (“Advisory Board,” members of which are “Advisory Board Members”) for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (61)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (47)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

70	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (69)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (62)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (63)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (74)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (59)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	71

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

72	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (58)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (57)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (50)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (49)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

TRUSTEE AND OFFICER INFORMATION	73

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to www.icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at www.iShares.com; and (3) on the SEC website at www.sec.gov.

74	2018 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc. or FTSE International Limited, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2018 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-405-0418

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017 and was designated as an audit committee financial expert serving on the audit committee effective as of September 15, 2017), John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirty-three series of the registrant for which the fiscal year-end is April 30, 2018 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $415,400 for the fiscal year ended April 30, 2017 and $428,600 for the fiscal year ended April 30, 2018.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2017 and April 30, 2018 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $120,992 for the fiscal year ended April 30, 2017 and $124,773 for the fiscal year ended April 30, 2018. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)	All Other Fees – There were no other fees billed in each of the fiscal years ended April 30, 2017 and April 30, 2018 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2018 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $120,992 for the fiscal year ended April 30, 2017 and $124,773 for the fiscal year ended April 30, 2018.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a)	The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017), John E. Kerrigan, and Madhav V. Rajan.

(b)	Not applicable.

Item 6.	Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	June 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date:	June 29, 2018

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	June 29, 2018